SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential,   For   Use   of  the
                                             Commission  Only (as  permitted  by
                                             Rule 14A-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12

                                VERSATILITY INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No Fee Required

[ ]  Fee computed on table below per Exchange Act Rules 14A-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[X]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                         [VERSATILITY INC. LOGO OMITTED]

                                VERSATILITY INC.
                       11781 LEE JACKSON MEMORIAL HIGHWAY
                                  SEVENTH FLOOR
                             FAIRFAX, VIRGINIA 22033
                                 (703) 591-2900

                                October 16, 1998

Dear Stockholder:

     You are cordially invited to attend a Special Meeting (the "Special Meeting") of Stockholders of Versatility Inc., a Delaware corporation (the "Company") to be held at the Holiday Inn-Fairfax Oaks, 11787 Lee Jackson Memorial Highway, Fairfax, Virginia 22033 on November 18, 1998, at 10:00 a.m., local time.

     As described in the accompanying Proxy Statement, at the Special Meeting you will be asked to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated August 20, 1998 (the "Merger Agreement"), among the Company, Oracle Corporation, a Delaware corporation ("Oracle"), and AQX Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Oracle ("Acquisition Sub"). On the terms and subject to the conditions of the Merger Agreement, if the stockholders of the Company approve and adopt the Merger Agreement, Acquisition Sub will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Oracle, and all of the shares of common stock, $0.01 par value, of the Company (the "Common Stock") issued and outstanding immediately prior to the Merger will be converted into the right to receive $1.50 per share in cash, without interest. Detailed information concerning the Merger is set forth in the accompanying Proxy Statement which you are urged to read carefully. A copy of the Merger Agreement is attached as Appendix A to the accompanying Proxy Statement.

     Approval and adoption of the Merger Agreement requires the affirmative vote of a majority of the outstanding shares of Common Stock held by stockholders of record on October 14, 1998 (the "Record Date"). Pursuant to Support Agreements, dated August 20, 1998, among Oracle and certain stockholders of the Company who beneficially own approximately 56.5% of the outstanding shares of Common Stock entitled to vote at the Special Meeting (the "Support Agreements"), such stockholders have agreed, among other things, to vote their shares in favor of the Merger and the adoption of the Merger Agreement.

     If you do not vote in favor of the Merger, you will have the right to dissent and to seek appraisal of the fair market value of your shares if the Merger is consummated and you comply with the Delaware law procedures explained on pages 30 to 32 of the Proxy Statement. The Merger is conditioned upon not having 10% or more of the stockholders properly demanding appraisal rights. If the Merger is not consummated, there can be no assurances that the Company will be able to continue as a going concern.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS CAREFULLY REVIEWED AND CONSIDERED THE TERMS AND CONDITIONS OF THE MERGER AGREEMENT AND HAS DETERMINED THAT THE MERGER AGREEMENT AND THE MERGER ARE FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY APPROVED AND ADOPTED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

     In reaching its determination, the Board of Directors considered, among other things, the opinion of NationsBanc Montgomery Securities, LLC ("NMS") that, as of the date of such opinion and based upon and subject to certain matters stated therein, the consideration to be received by the stockholders of the Company pursuant to the Merger was fair from a financial point of view as of the date of the Merger Agreement. The opinion of NMS is included as Appendix B to the accompanying Proxy Statement. You are urged to read the opinion in its entirety for further information with respect to the assumptions made, matters considered and limitations on the review undertaken by NMS.

     I urge you to read the enclosed material carefully and request that you promptly complete and return the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE MERGER CANNOT BE COMPLETED UNLESS THE STOCKHOLDERS OF THE COMPANY APPROVE AND ADOPT THE MERGER AGREEMENT.

     If the Merger becomes effective, a Letter of Transmittal with instructions will be mailed to all stockholders of record to use in surrendering their certificates representing Common Stock. PLEASE DO NOT SEND YOUR CERTIFICATES UNTIL YOU RECEIVE THE LETTER OF TRANSMITTAL.

     On behalf of the Board of Directors, I thank you for your support and urge you to vote FOR adoption of the Merger Agreement.

                                        Sincerely,

                                        /s/ Paul J. Zoukis
                                        Paul J. Zoukis
                                        President and Chief Executive Officer

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES REGULATORS. NOR HAVE THE COMMISSION OR ANY STATE SECURITIES REGULATORS PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                VERSATILITY INC.
                       11781 LEE JACKSON MEMORIAL HIGHWAY
                                  SEVENTH FLOOR
                             FAIRFAX, VIRGINIA 22033
                                 (703) 591-2900
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 18, 1998

Dear Stockholder:

     Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of Versatility Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. on Wednesday, November 18, 1998 at 10:00 a.m., local time, for the following purposes:

          1. To consider and vote upon the approval and adoption of the Agreement and Plan of Merger, dated August 20, 1998 (the "Merger Agreement"), among the Company, Oracle Corporation, a Delaware corporation ("Oracle"), and AQX Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Oracle ("Acquisition Sub"), pursuant to which Acquisition Sub will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Oracle, and all of the shares of common stock, $0.01 par value, of the Company (the "Common Stock") issued and outstanding immediately prior to the Merger will be converted into the right to receive $1.50 per share in cash, without interest. Detailed information concerning the Merger is set forth in the accompanying Proxy Statement which you are urged to read carefully. A copy of the Merger Agreement is attached as Appendix A to the accompanying Proxy Statement.

          2. To transact any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

     Stockholders of the Company who do not vote in favor of the Merger will have the right to dissent and to seek appraisal of the fair market value of their shares if the Merger is consummated and they comply with the Delaware law procedures explained in the accompanying Proxy Statement. The Merger is conditioned upon not having 10% or more of the stockholders properly demanding appraisal rights. If the Merger is not consummated, there can be no assurances that the Company will be able to continue as a going concern.

     Approval and adoption of the Merger Agreement requires the affirmative vote of a majority of the outstanding shares of Common Stock held by stockholders of record on October 14, 1998 (the "Record Date"). Edison Venture Fund, L.P., Noro-Moseley Partners III, L.P., Keith D. Roberts, Ronald R. Charnock, Ernest J. Connon and Marcus W. Heth, stockholders of the Company (each, an "Affiliated Stockholder" and collectively, the "Affiliated Stockholders"), beneficially owned an aggregate of 4,122,906 shares of Common Stock on the Record Date, constituting approximately 56.5% of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Pursuant to Support Agreements, dated as of August 20, 1998, among the Company, Oracle and the Affiliated Stockholders, the Affiliated Stockholders, in their capacity as such, have agreed, among other things, to vote their shares in favor of the Merger and the adoption of the Merger Agreement.

     Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Any stockholder will be able to examine a list of the holders of record, for any purpose related to the Special Meeting, during ordinary business hours during the 10-day period before the Special Meeting. The list will be available at the offices of the Company.

     Stockholders may vote in person or by proxy. The accompanying Proxy Statement explains the Merger in detail and is accompanied by a proxy card. In order to assure that your vote will be counted, please complete, date, sign and return the enclosed proxy card promptly in the enclosed prepaid envelope whether or not you plan to attend the Special Meeting. Your proxy may be revoked at any time before it is voted, by submitting to the Secretary of the Company a written revocation or a proxy bearing a later date, or by attending and voting in person at the Special Meeting.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED THE MERGER AGREEMENT AND THE MERGER AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

                                  By Order of the Board of Directors

                                  /s/ Paul J. Zoukis
                                  Paul J. Zoukis
                                  President and Chief Executive Officer

Fairfax, Virginia
October 16, 1998

YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING. PLEASE DO NOT SEND IN ANY CERTIFICATES FOR YOUR SHARES AT THIS TIME.

                         [VERSATILITY INC. LOGO OMITTED]

                                VERSATILITY INC.
                       11781 LEE JACKSON MEMORIAL HIGHWAY
                                  SEVENTH FLOOR
                             FAIRFAX, VIRGINIA 22033
                                 (703) 591-2900


                       PROXY STATEMENT FOR SPECIAL MEETING

     This Proxy Statement is being furnished to the stockholders of Versatility Inc., a Delaware corporation ("Versatility" or the "Company"), in connection with the solicitation by its Board of Directors (the "Board") of proxies to be used at a Special Meeting of Stockholders (the "Special Meeting") to be held at the Holiday Inn-Fairfax Oaks, 11787 Lee Jackson Memorial Highway, Fairfax, Virginia 22033 on Wednesday, November 18, 1998 at 10:00 a.m., local time, and at any postponements or adjournments thereof. This Proxy Statement, the Notice of Special Meeting of Stockholders and the enclosed form of Proxy are first being mailed to stockholders of Versatility on or about October 19, 1998.

     The Special Meeting of Stockholders has been called to consider and vote on a proposal to adopt the Agreement and Plan of Merger (the "Merger Agreement") (attached to this Proxy Statement as Appendix A) pursuant to which AQX Acquisition Corporation ("Acquisition Sub"), a Delaware corporation and wholly-owned subsidiary of Oracle Corporation, a Delaware corporation ("Oracle"), will be merged with and into Versatility (the "Merger") and each outstanding share (other than shares held by any stockholders who are entitled to and who have perfected their dissenters' rights under Delaware law) of the common stock, par value $0.01 per share, of Versatility (the "Common Stock") will be canceled and converted automatically into the right to receive $1.50 per share in cash (the "Merger Consideration"), payable to the holder thereof, without interest.

     The consummation of the Merger is subject to a number of conditions. Accordingly, even if the stockholders adopt the Merger Agreement, there can be no assurance that the Merger will be consummated. The Merger is conditioned upon not having 10% or more of the stockholders properly demanding appraisal rights. If the Merger is not consummated, there can be no assurances that the Company will be able to continue as a going concern.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                               ------------------

              The date of this Proxy Statement is October 16, 1998.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE ...........................    1
SUMMARY ...................................................................    2
 Date, Time and Place of the Special Meeting ..............................    2
 Purpose of the Special Meeting ...........................................    2
 Record Date ..............................................................    2
 Vote Required, Quorum ....................................................    2
 Parties to the Merger Transaction ........................................    3
 The Proposal .............................................................    4
 Effective Time of the Merger; Payment for Shares .........................    5
 Background of the Merger Transaction .....................................    5
 The Board's Recommendation ...............................................    5
 Opinion of Investment Bankers ............................................    6
 Conflicts of Interest ....................................................    6
 Certain Effects of the Merger ............................................    6
 Conditions to the Merger .................................................    6
 Termination of the Merger Agreement ......................................    7
 Termination Fee and Payment of Expenses ..................................    8
 License Agreement ........................................................    8
 Federal Income Tax Consequences ..........................................    9
 Market Prices for Common Stock and Dividends .............................    9
 Rights of Dissenting Stockholders ........................................   10
THE SPECIAL MEETING .......................................................   11
 Time, Place and Purpose of the Special Meeting ...........................   11
 Record Date ..............................................................   11
 Vote Required; Quorum ....................................................   11
 Solicitation Of Proxies ..................................................   12
THE MERGER ................................................................   12
 General ..................................................................   12
 Background of the Merger .................................................   12
 Recommendation of the Board of Directors .................................   18
 Opinion of NationsBanc Montgomery Securities LLC .........................   19
 Interests of Certain Persons in the Merger ...............................   22
 The Merger Agreement .....................................................   23
 License Agreement ........................................................   29
 Regulatory Compliance ....................................................   30
 Accounting Treatment .....................................................   30
 Appraisal Rights .........................................................   30
 Federal Income Tax Consequences ..........................................   32
 Certain Effects of the Merger ............................................   33
INFORMATION REGARDING THE COMPANY .........................................   34
 Recent Developments ......................................................   35
 Products .................................................................   36
 Services .................................................................   37
 Customers ................................................................   37

                                                                            PAGE
                                                                            ----
 Technology and Product Development .......................................   38
 Sales and Marketing ......................................................   39
 Competition ..............................................................   40
 Intellectual Property and Other Proprietary Rights .......................   40
 Regulatory Environment ...................................................   41
 Employees ................................................................   41
 Properties ...............................................................   41
 Legal Proceedings ........................................................   42
INFORMATION REGARDING ORACLE ..............................................   44
 Oracle Corporation .......................................................   44
 AQX Acquisition Corporation ..............................................   44
SELECTED FINANCIAL DATA FOR VERSATILITY INC. ..............................   45
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS ....................................................   47
 Overview .................................................................   47
 Recent Developments ......................................................   48
 Results of Operations ....................................................   49
 Liquidity and Capital Resources ..........................................   52
 Factors Which May Effect Future Operating Results ........................   53
MARKET PRICE AND DIVIDEND INFORMATION .....................................   61
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ..........   62
INDEPENDENT PUBLIC ACCOUNTANTS ............................................   63
WHERE YOU CAN FIND ADDITIONAL INFORMATION .................................   63
OTHER BUSINESS ............................................................   63
1998 ANNUAL MEETING OF STOCKHOLDERS .......................................   63
Appendices
 Appendix A: Agreement and Plan of Merger .................................  A-1
 Appendix B: Opinion of NationsBanc Montgomery Securities LLC .............  B-1
 Appendix C: Section 262 of the General Corporate Law of the State of
               Delaware ...................................................  C-1

                           FORWARD-LOOKING STATEMENTS


     Some statements contained in this Proxy Statement regarding future financial performance and results and other statements that are not historical facts are forward-looking statements. The words "expect," "project," "estimate," "predict," "anticipate," "believes" and similar expressions are also intended to identify forward-looking statements. Such statements and Versatility's results are subject to numerous risks, uncertainties and assumptions, including, but not limited to: possible deficiencies in future liquidity levels, possible declines in market growth rates, dependence on key customers, possible failure of product development activities, the development of alternative technologies by competitors of Versatility or its customers, price pressures and other competitive factors, volatility in the market for Versatility's products, and legal proceedings. These risk factors are more fully described in "Management's Discussion and Analysis of Financial Condition and Results of Operations." Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated in this Proxy Statement.

                                     SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement. Reference is made to, and this Summary is qualified in its entirety by, the more detailed information contained elsewhere in this Proxy Statement. Capitalized terms used but not defined in this Summary shall have the meanings ascribed to them elsewhere in this Proxy Statement. Stockholders are urged to read this Proxy Statement and its appendices in their entirety before voting.

DATE, TIME AND PLACE OF THE
 SPECIAL   MEETING.........   A  Special   Meeting   of  the   stockholders   of
                              Versatility  will be held on  Wednesday,  November
                              18,  1998,  at  10:00  a.m.,  local  time,  at the
                              Holiday   Inn-Fairfax   Oaks,  11787  Lee  Jackson
                              Memorial Highway, Fairfax, Virginia 22033.

PURPOSE OF THE
 SPECIAL  MEETING..........   At the  Special  Meeting,  the  stockholders  will
                              consider  and  vote on a  proposal  to  adopt  the
                              Merger Agreement (attached to this Proxy Statement
                              as Appendix A) pursuant to which  Acquisition  Sub
                              will be merged with and into  Versatility and each
                              outstanding   share  of  Common   Stock   will  be
                              cancelled  and  converted  automatically  into the
                              right to receive the Merger  Consideration,  other
                              than shares held by stockholders  who are entitled
                              to  and  who  have  perfected  their   dissenters'
                              rights. See "The Merger."

RECORD  DATE...............   The  Board has  fixed  the  close of  business  on
                              October 14,  1998 as the record date (the  "Record
                              Date")  for  the   determination  of  stockholders
                              entitled to notice of, and to vote at, the Special
                              Meeting and any postponements or adjournments thereof. On the Record Date, there were 7,295,009 shares of Common Stock outstanding. Each holder of record of Common Stock at the close of business on the Record Date is entitled to one vote for each share of Common Stock then held on each matter submitted to a vote of stockholders. See "The
                              Special Meeting -- Record Date."

VOTE  REQUIRED;  QUORUM....   The affirmative  vote of the holders of a majority
                              of the outstanding shares of Common Stock entitled
                              to  vote  at  the  Special  Meeting   pursuant  to
                              Delaware  law is  required  to  adopt  the  Merger
                              Agreement. Thus, a failure to vote or a vote to abstain will have the same legal effect as a vote cast against adoption. In addition, brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such shares in the absence of instructions from the beneficial owners. See "The Special Meeting -- Vote Required;
                              Quorum."

                              The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business.

                              Edison Venture Fund, L.P., Noro-Moseley Partners III, L.P., Keith D. Roberts, Ronald R. Charnock, Ernest J. Connon and Marcus W. Heth, stockholders of the Company (each, an "Affiliated Stockholder" and collectively, the "Affiliated Stock-holders"), beneficially owned an aggregate of 4,122,906 shares of Common Stock on the Record Date, constituting approximately 56.5% of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Pursuant to Support Agreements, dated as of August 20, 1998, among the Company, Oracle and the Affiliated Stockholders (the "Support Agreements"), the Affiliated Stockholders, in their capacity as such, have agreed, among other things, to vote their shares of Common Stock in favor of the Merger and the adoption of the Merger Agreement. As the Affiliated Stockholders have agreed to vote their shares of Common Stock in favor of the Merger pursuant to the Support Agreements the presence of the requisite quorum and the approval of the Merger is assured. See "The Special Meeting -- Vote Required; Quorum."

PARTIES TO THE MERGER
 TRANSACTION...............   Versatility Inc. Versatility is a leading provider
                              of  client/server  customer  interaction  software
                              that  enables  businesses  to automate and enhance
                              their telesales,  telemarketing  and teleservicing
                              capabilities.  The Company's software products are
                              designed  to   increase   the   productivity   and
                              revenue-generating  capabilities of  organizations
                              operating  call  centers  as  they  interact  with
                              existing and  potential  customers.  The Company's
                              products  include desktop  software  applications,
                              development and  customization  tools and optional
                              server-based  software services. A wide variety of
                              leading computing platforms are supported allowing
                              users  to  implement  a  scalable,   flexible  and
                              interoperable  software  solution that can be used
                              independently   or  as  part   of  an   integrated
                              enterprise-wide        customer        interaction
                              implementation. Versatility also offers fee-based professional, consulting and maintenance services to provide implementation, integration and ongoing support of the Company's software products.

                              The Company was incorporated as National Political Resources, Inc. in the District of Columbia in 1981 and merged into NPRI, Inc., a Virginia corporation, in July 1991. In January 1996, NPRI, Inc. reincorporated in Delaware. The Company changed its name to Versatility Inc. in June 1996. The Company's executive offices are located at 11781 Lee Jackson Memorial Highway, Seventh Floor, Fairfax, Virginia 22033, and its telephone number is (703) 591-2900. As used herein, the terms
                              "Versatility" and the "Company" refer to Versatility Inc., its subsidiaries and the predecessors of Versatility Inc.

                              Oracle Corporation. Oracle is the world's leading supplier of software products for information management and the world's second largest software company. Oracle's software products can be categorized into three primary product families:
                              Server Technologies, Application Development and Business Intelligence Tools and Business Applications. Oracle's Technologies family of products consists of distributed database servers, connectivity products and gateways. The Oracle8 relational data-
                              base management system ("DBMS") is the key component of Oracle's Server Technologies database offering for storing, manipulating and retrieving relational, object-relational, multi-dimensional text, spatial, video and other types of data. Oracle's Application Development Tools consist of a set of software products capable of building database applications for deployment in both client-server and web environments. Oracle also provides a complete set of Business Intelligence tools allowing users to report, query and analyze data held in an operational system or data warehouse. Oracle's Business Applications products consist of over 45 integrated software modules for financial management, supply chain management, manufacturing, project systems, human resources and front office applications. Oracle's principal products run on a broad range of computers, including mainframe, massively parallel, clustered, symmetrical multi-processing, minicomputers,  workstations,  personal  computers
                              and laptop computers and over 85 different operating systems, including UNIX, Windows and Windows NT. In addition to software products, Oracle offers consulting, education, support and systems integration services in support of its customers' use of its software products.

                              Oracle was  incorporated  on October  29,  1986 in
                              connection with a reincorporation of Oracle's predecessor in Delaware, which was completed on March 12, 1987. Oracle's former primary operating subsidiary, Oracle Corporation, a California corporation, was incorporated in June 1977. In May 1995, Oracle Corporation was merged into Oracle Systems Corporation, a Delaware corporation, whose name was changed to Oracle Corporation. Unless the context otherwise requires, "Oracle" refers to Oracle Corporation, its predecessor and its subsidiaries. Oracle maintains its executive offices and principal facilities at 500 Oracle Parkway, Redwood City, California 94065. Its telephone number is (650) 506-7000.

                              AQX Acquisition Corporation. Acquisition Sub is a Delaware corporation organized on August 13, 1998 in connection with the Merger. Acquisition Sub's principal executive offices are located at 500 Oracle Parkway, Redwood City, California 94065. Oracle is the sole stockholder of Acquisition Sub. Prior to the Merger, Acquisition Sub will not have any significant assets or liabilities (other than its rights and obligations in connection with the Merger Agreement) and will not engage in any activities other than those incident to its formation and the transactions contemplated by the Merger Agreement.

THE  PROPOSAL..............   The Merger  Agreement  provides  that,  subject to
                              satisfaction  of certain  conditions,  Acquisition
                              Sub  will be  merged  into  Versatility,  and that
                              following  the Merger,  the separate  existence of
                              Acquisition  Sub will cease and  Versatility  will
                              continue  as  the   surviving   corporation   (the
                              "Surviving  Corporation").  At the Effective  Time
                              (as defined  below) and subject to the  conditions
                              and
                              procedures set forth in the Merger Agreement, each
                              share  of  issued  and  outstanding  Common  Stock
                              (other   than   shares   as  to  which   statutory
                              dissenters' rights are properly perfected and not withdrawn) will, by virtue of the Merger, be converted into the right to receive $1.50 in cash, without interest. See "The Merger."

EFFECTIVE TIME OF THE MERGER;
 PAYMENT  FOR  SHARES......   The Merger will become  effective (the  "Effective
                              Time")  at the  time  and  date  when a copy  of a
                              certificate  of merger is filed with the Secretary
                              of State of the State of Delaware  pursuant to the
                              Delaware General Corporation Law (the "DGCL"). The
                              time  of  such   filing  will  occur  as  soon  as
                              practicable  after  the  Special  Meeting  and the
                              definitive   settlement  of  the  putative   class
                              actions (as defined  herein),  subject to approval
                              of the principal terms of the Merger  Agreement at
                              the Special Meeting and  satisfaction or waiver of
                              the  other  conditions  of the  Merger  Agreement.
                              Detailed instructions with regard to the surrender
                              of   certificates,   together  with  a  letter  of
                              transmittal,  will be forwarded to stockholders by
                              BankBoston  N.A.  (the "Payment  Agent")  promptly
                              following the Effective Time.  Stockholders should
                              not submit their certificates to the Payment Agent
                              until  they have  received  instructions  from the
                              Payment Agent.  Payment for shares of Common Stock
                              will  be  made  to  stockholders  as  promptly  as
                              practical  following  receipt by the Payment Agent
                              of   their   certificates   and   other   required
                              documents.  No interest will be paid or accrued on
                              the   cash   payable   upon   the   surrender   of
                              certificates.   See  "The  Merger  --  The  Merger
                              Agreement." STOCKHOLDERS SHOULD NOT SEND ANY SHARE
                              CERTIFICATES AT THIS TIME.

BACKGROUND OF THE  MERGER..   For a  description  of the  events  leading to the
                              approval and adoption of the Merger Agreement by the Board, see "The Merger -- Background of the
                              Merger."

THE BOARD'S RECOMMENDATION.   The Board has determined that the Merger Agreement
                              and the  transactions  contemplated  thereby,  are
                              advisable and in the best interests of the Company
                              and its stockholders and has unanimously  approved
                              and   adopted   the  Merger   Agreement   and  the
                              transactions  contemplated thereby,  including the
                              Merger.  In reaching its unanimous  determination,
                              the Board  considered  a number of factors,  which
                              taken   together   support   such   determination,
                              including without limitation,  the following:  the
                              financial condition and operations of the Company,
                              the  concerns  over the  Company's  liquidity  and
                              capital  resources,  the effects of the  Company's
                              restatement    of   its    historical    financial
                              statements, the inability of the Company to obtain
                              new financing,  the assessment of management  that
                              the Company could not long sustain its  continuing
                              operating  losses,   the  analysis   presented  by
                              NationsBanc Montgomery Securities LLC ("NMS"), the
                              extensive solicitation process conducted by NMS in
                              seeking   a  buyer   for   Versatility,   and  the
                              conclusion of the Board that Oracle's proposal was the most favorable proposal received.

                              For a more complete discussion of the factors considered by the Board, see "The Merger -- Recommendation of the Board of Directors."

OPINION OF
 INVESTMENT BANKERS........   Versatility  retained NMS to act as its  financial
                              advisor   to   review   any   proposed    business
                              combination  and render its  opinion to the Board.
                              NMS provided an opinion  dated August 20, 1998, to
                              the Board  that,  as of that date,  and subject to
                              the  assumptions,  limitations and  qualifications
                              set   forth   in   such   opinion,    the   Merger
                              Consideration  to be  received  by the  holders of
                              Common Stock  pursuant to the Merger  Agreement is
                              fair to such stockholders,  from a financial point
                              of view.  The full text of the written  opinion of
                              NMS, which sets forth a description of assumptions
                              made,  matters  considered and  limitations on the
                              review  undertaken by NMS, is attached as Appendix
                              B to this Proxy Statement.  Stockholders are urged
                              to read such opinion  carefully  in its  entirety.
                              See  "The   Merger  --  Opinion   of   NationsBanc
                              Montgomery Securities LLC."

CONFLICTS OF INTEREST......   In  considering  the  recommendation  of the Board
                              with respect to the Merger, stockholders should be
                              aware  that  certain  officers  and  directors  of
                              Versatility  have interests in connection with the
                              Merger  which  may  present  them  with  actual or
                              potential  conflicts of interest.  These interests
                              include   those   described   in  "The  Merger  --
                              Interests of Certain Persons in the Merger."

CERTAIN EFFECTS OF
 THE  MERGER...............   As a  result  of the  Merger,  the  entire  equity
                              interest in  Versatility  will be owned by Oracle.
                              Stockholders  will no longer have any interest in,
                              and will not be stockholders of, Versatility,  and
                              therefore  will  not  participate  in  its  future
                              earnings and growth.  Instead, each such holder of
                              Common Stock will have the right to receive  $1.50
                              in cash,  without  interest,  for each  share held
                              (other than shares in respect of which dissenters' rights have been perfected). See "The Merger --
                              Certain Effects of the Merger."

CONDITIONS TO
 THE  MERGER...............   The  obligations  of the  Company  and  Oracle  to
                              complete  the  Merger  are  subject to a number of
                              conditions.  If these conditions are not satisfied
                              or waived, the Merger will not be completed. These
                              conditions   include  (i)  the   approval  of  the
                              Company's stockholders;  (ii) the receipt of final
                              court  approval of the  settlement of the putative
                              class  actions  (as defined  herein)  filed in the
                              United  States  District  Court  for the  Southern
                              District  of  New  York  and  the  United   States
                              District  for the Eastern  District of Virginia on
                              terms    consistent   with   the   Memorandum   of
                              Understanding  Concerning  Settlement  Terms dated
                              July 9, 1998 and the  expiration  of all rights to
                              appeal such  settlement;  (iii) the  retention  of
                              Marcus Heth and certain  employees of the Company;
                              (iv) there shall not be instituted  and continuing
                              any  action,   suit  or  proceeding   against  the
                              Company,   Oracle,    Acquisition   Sub   by   any
                              governmental   entity  or  any  other   person  or
                              persons,  (a) directly or  indirectly  relating to
                              the Merger or the  License  Agreement  (as defined
                              herein) or any other transactions  contemplated by
                              the  Merger  Agreement,   (b)  who  is  or  was  a
                              stockholder or stockholders of the

                              Company, whether on behalf of such stockholder or stockholders, or in a derivative action on behalf of the Company, (c) alleging infringement by the Company of intellectual property assets of any third party or (d) which individually or in the aggregate could reasonably be expected to have a material adverse effect on the Company and its subsidiaries; (v) the aggregate number of Dissenting Shares (as defined herein) held by Dissenting Stockholders (as defined herein) shall not be equal to or exceed ten percent of the outstanding shares of Common Stock immediately prior to the Effective Time; (vi) no order being entered in any action or proceeding or other legal restraint or prohibition that prevents the consummation of the Merger; (vii) the expiration of any applicable antitrust waiting period applicable to the Merger; (viii) the accuracy in all material respects of the representations and warranties of the Company and Oracle; and (ix) the performance in all material respects by the
                              Company and Oracle of all obligations and covenants required to be performed or complied with under the Merger Agreement. See "The Merger -- The Merger Agreement."

TERMINATION OF THE MERGER
 AGREEMENT...............     Either the  Company or Oracle  may  terminate  the
                              Merger Agreement if (i) they mutually consent in writing; (ii) a final order shall have been issued prohibiting the Merger; or (iii) the Merger has not been consummated by December 31, 1998 (unless otherwise extended).

                              Oracle may terminate the Merger Agreement if: (i) prior to the Effective Time (a) the Board withdraws or modifies its approval or recommendation of the Merger in a manner adverse to Oracle, (b) the Board or the Company shall have recommended to the stockholders, taken no position with respect to, or failed to recommend against acceptance of a Third Party Acquisition (as defined herein), (c) the Company has entered into or the Board approves a definitive agreement with respect to a Third Party Acquisition (as defined herein), (d) the Company fails to confirm its recommendation of the Merger Agreement upon a written request by Oracle to do so, or (e) the Board or the Company has resolved to do any of the foregoing, or (ii) the Company has breached, in any material respect, the representations, warranties or covenants of the Merger Agreement.

                              The Company may terminate the Merger Agreement if:
                              (i) the Board shall have withdrawn or modified in a manner adverse to Acquisition Sub or Oracle its approval or recommendation of the Merger in order to approve a definitive agreement related to a superior proposal for the acquisition of the Company, provided that the Company shall have complied with the notice provisions hereof and shall have made payment of the Termination Fee (as described below) or (ii) Oracle or Acquisition Sub have breached in any material respect, their representations, warranties and covenants in the Merger Agreement.

                              For  a   more   complete   discussion   of   these
                              termination provisions, see "The Merger -- The Merger Agreement."

TERMINATION FEE AND PAYMENT
 OF   EXPENSES.............   In  the  event  that  the  Merger   Agreement   is
                              terminated by Oracle or by the Company pursuant to
                              the Board's exercise of its fiduciary duty and the
                              Company  was  not   entitled  to   terminate   the
                              Agreement  pursuant  to a breach  by  Oracle,  the
                              Company  shall pay Oracle  (i) a fee of  $360,000,
                              plus   (ii)   an   amount    equal   to   Oracle's
                              out-of-pocket  fees and  expenses  (not to  exceed
                              $200,000). If the Company shall fail to pay any amounts when due, interest shall accrue on such unpaid amounts at a rate of 6% per annum.

                              In the event that the Merger Agreement is terminated because the Merger was not consummated by December 31, 1998 or as a result of a breach by the Company (and the Company was not entitled to terminate the Merger Agreement as a result of a breach by Oracle) and the Company consummates a Third Party Acquisition (as defined herein) within 12 months after the date of such termination, the Company shall pay Oracle (i) a fee of $360,000, plus (ii) an amount equal to Oracle's out-of-pocket fees and expenses (not to exceed $200,000). If the Company shall fail to pay any amounts when due, interest shall be paid on such unpaid amounts at a rate of 6% per annum.

                              For  a   more   complete   discussion   of   these
                              termination fees and expenses, see "The Merger -- The Merger Agreement."

LICENSE  AGREEMENT.........   On August 20, 1998,  in  connection  with entering
                              into the Merger Agreement,  Oracle and the Company
                              entered into a Technology License Agreement, which
                              was  amended  by  Amendment  No. 1 to the  License
                              Agreement  dated  September  10, 1998 (as amended,
                              the  "License   Agreement")  whereby  the  Company
                              granted to Oracle a worldwide, non-exclusive right
                              and license to market,  reproduce,  distribute and
                              grant  sublicenses of the computer  software owned
                              or  distributed  by the  Company  (the  "Company's
                              Technology").  As payment for the license granted,
                              Oracle  will pay to the Company a fee equal to 30%
                              of the net  fees  which  Oracle  receives  for all
                              sublicenses of the Company's  Technology until the
                              earlier  of (i) six  years  from  the  date of the
                              License  Agreement  and (ii) the payment by Oracle
                              of a total of $12  million.  Additionally,  Oracle
                              has  partially  prepaid,  and will prepay,  to the
                              Company  $2  million  of such  sublicense  fees in
                              three  equal  monthly   installments  on  each  of
                              September  1,  October 1 and November 1, 1998 (the
                              "Prepaid Sublicense Fee").

                              If Oracle breaches the Merger Agreement in any material respect and fails to cure such breach within twenty business days after written notice or Oracle fails for any reason to pay the sublicense fees, then the Company has the option of terminating the License Agreement by providing Oracle with written notice of such termination within twenty business days after the date of the written notice of breach from Versatility to Oracle, which termination shall not be effective unless and until Versatility refunds all but $360,000 of the Prepaid Sublicense Fee to Oracle within 180 days of providing Oracle with notice of termination of the License Agreement.

                              If the Merger Agreement is being or has been terminated and Versatility is obligated to pay Oracle the Termination Fee, Versatility refunds to Oracle all of the Prepaid Sublicense Fee prior to or simultaneously with the payment of such Termination Fee, and the Termination Fee is paid in accordance with the terms of the Merger Agreement then the License Agreement shall terminate.

                              For a more  complete  discussion  of  the  License
                              Agreement   see  "The   Merger   --  the   License
                              Agreement."

FEDERAL INCOME TAX
 CONSEQUENCES..............   The receipt of the Merger Consideration by holders
                              of Common  Stock  pursuant to the Merger will be a
                              taxable   transaction   for  federal   income  tax
                              purposes. For a more detailed discussion of the federal income tax consequences of the Merger, see
                              "Federal Income Tax  Consequences." All holders of
                              Common Stock are urged to consult their tax advisors to determine the effect of the Merger on such holders under federal, state, local and foreign tax laws.

MARKET PRICES FOR COMMON
 STOCK  AND DIVIDENDS......   Following the Company's initial public offering on
                              December 13, 1996, until July 20, 1998, the Common
                              Stock was  traded on the  Nasdaq  National  Market
                              ("Nasdaq") under the symbol "VERS." Nasdaq halted trading of the Common Stock on March 12, 1998.
                              Trading  resumed on Nasdaq on May 5, 1998. On July
                              20, 1998,  Nasdaq  delisted the Common  Stock.  On
                              July 21, 1998 the Common Stock began trading on the OTC Bulletin Board. The following tables present historical trading information about the Common Stock closing share prices:

                                                       LOW           HIGH
                                                   -----------   -----------
  FISCAL 1997
    Quarter ended January 31, 1997 (subsequent
      to December 13, 1996) ....................    $  13.13      $  18.25
    Quarter ended April 30, 1997 ...............        8.00         13.63

  FISCAL 1998
    Quarter ended July 31, 1997 ................       10.00         13.75
    Quarter ended October 31, 1997 .............        7.75         13.88
    Quarter ended January 31, 1998 .............        3.75          9.13
    Quarter ended April 30, 1998 ...............        2.50          5.88

  FISCAL 1999
    Quarter ended July 31, 1998 ................        0.75          2.25
    Quarter ended October 31, 1998 (through
      October 14, 1998) ........................        0.94          1.94

                              On August 19, 1998 (the last trading day before the Board's approval of the Merger) the closing share price was $1.63 per share. No cash dividends have been paid on the Common Stock by Versatility since its shares were publicly distributed in 1996, and Versatility does not currently intend to pay cash dividends on the Common Stock. Certain provisions of the Company's loan agreements as well as the Merger Agreement prohibit the Company's ability to pay cash dividends.

RIGHTS OF DISSENTING
 STOCKHOLDERS..............   Any  stockholder  who does not wish to accept  the
                              Merger  Consideration has the right under the DGCL
                              to  receive  the "fair  value" of his,  her or its
                              shares of Common Stock as determined by a Delaware
                              court.  This  "appraisal  right" is  subject  to a
                              number of restrictions and technical requirements.
                              Generally,  in order to perfect appraisal rights a
                              stockholder (i) must not vote in favor of adopting
                              the Merger Agreement; and (ii) must make a written
                              demand for appraisal before the vote on the Merger
                              Agreement.   However,   if  the   Merger   is  not
                              consummated, there can be no assurances that the Company will be able to continue operations.

                              Merely voting against the Merger Agreement will not protect a stockholder's right of appraisal under the DGCL. Appendix C to this Proxy Statement contains the applicable provisions of the DGCL relating to appraisal rights. See "The Merger -- Appraisal Rights."

                               THE SPECIAL MEETING

TIME, PLACE AND PURPOSE OF THE SPECIAL MEETING

     This Proxy Statement and the accompanying proxy card are solicited by the Board. These proxies will be used at the Special Meeting to be held at 10:00 a.m. local time, on Wednesday, November 18, 1998 at the Holiday Inn-Fairfax Oaks, 11787 Lee Jackson Memorial Highway, Fairfax, Virginia 22033, and at any and all postponements and adjournments thereof. The purpose of the Special Meeting is to consider and vote on a proposal to adopt the Merger Agreement (the "Proposal"), pursuant to which Acquisition Sub will be merged into Versatility with Versatility continuing as the Surviving Corporation. The Board approved the Merger Agreement. THE BOARD OF DIRECTORS OF VERSATILITY UNANIMOUSLY RECOMMENDS THAT VERSATILITY STOCKHOLDERS VOTE FOR ADOPTION OF THE MERGER AGREEMENT.

RECORD DATE

     Stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, there were 7,295,009 shares of Common Stock outstanding which were held by approximately 87 stockholders of record. Each holder of record of Common Stock at the close of business on the Record Date is entitled to one vote for each share of Common Stock then held on each matter submitted to a vote of stockholders.

VOTE REQUIRED; QUORUM

     At the Special Meeting, the holders of Common Stock will vote on the proposal to adopt the Merger Agreement (the "Proposal"). In order to be adopted, holders of a majority of all the outstanding shares of Common Stock must vote in favor of approving the Merger Agreement. Votes withheld and abstentions will not be counted as votes cast and will not be voted. In addition, brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such shares in the absence of instructions from the beneficial owners.

     The presence, in person or by proxy, of the holders of shares representing a majority of the outstanding shares eligible to vote at the Special Meeting shall constitute a quorum. Shares of Common Stock held by brokers who are prohibited from voting (pursuant to their discretionary authority on behalf of beneficial owners of such shares who have not submitted a proxy with respect to such shares) on some or all of the matters before the stockholders, but which shares would otherwise be entitled to vote at the meeting, shall be counted, for the purpose of determining the presence or absence of a quorum. If a quorum has been established for the purpose of conducting the Special Meeting, a quorum shall be deemed to be present for the purpose of all votes to be conducted at such meeting.

     The Affiliated Stockholders of the Company beneficially owned an aggregate of 4,122,906 shares of Common Stock on the Record Date, constituting approximately 56.5% of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Pursuant to the Support Agreements, the Affiliated Stockholders, in their capacity as such, have agreed, among other things, to vote their shares in favor of the Merger and the adoption of the Merger Agreement. The holders of a majority of the outstanding shares entitled to vote at the Special Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business. As the Affiliated Stockholders have agreed to vote their shares of Common Stock in favor of approval and adoption of the Merger Agreement pursuant to the Support Agreements, the presence of the requisite quorum and approval of the Merger is assured.

     All shares represented by properly executed and unrevoked proxies will be voted at the Special Meeting. You may revoke your proxy before it is voted by executing another proxy at a later date, by notifying the secretary of Versatility in writing of your revocation, or by attending the Special Meeting in person and voting in person.

     If the enclosed proxy card is duly executed and received in time for the Special Meeting, and if no contrary instructions are included on the proxy card, it is the intention of the persons named as proxies to vote the shares of Common Stock represented thereby in favor of the Proposal to adopt the Merger Agreement, and, in the discretion of the persons named as proxies, in connection with any other business that may properly come before the Special Meeting or any postponement or adjournment thereof.

     At this time, Versatility knows of no other matters that may be presented for stockholder action at the Special Meeting. However, if any matters, other than approval and adoption of the Merger Agreement, should properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

     In the event that there are not sufficient votes to adopt the Proposal raised at the Special Meeting, it is expected that the Special Meeting will be postponed or adjourned in order to permit further solicitation of proxies by Versatility.

     The delivery of this Proxy Statement shall not, under any circumstances, create any implication that the information contained herein is correct after the date hereof, October 16, 1998.

     THE BOARD OF VERSATILITY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED TO ADOPT THE MERGER AGREEMENT.

     NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH VERSATILITY'S SOLICITATION OF PROXIES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY VERSATILITY OR ANY OTHER PERSON.


SOLICITATION OF PROXIES

     Officers and regular employees of Versatility may solicit proxies from stockholders by telephone, telegram, facsimile or in person. Versatility will not pay these individuals any additional compensation for such services, except for the reimbursement of any reasonable out-of-pocket expenses that they may incur. Versatility will pay all expenses of the solicitation of proxies for the Special Meeting, including the cost of mailing.


                                   THE MERGER

GENERAL

     The following information, insofar as it relates to matters contained in the Merger Agreement, is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference and attached hereto as Appendix A. Stockholders are urged to read the Merger Agreement in its entirety. All information contained in this Proxy Statement with respect to Oracle and its subsidiaries, including Acquisition Sub, has been supplied by Oracle for inclusion herein and has not been independently verified by the Company.


BACKGROUND OF THE MERGER

     On February 12, 1998, the Company announced that it would be reporting a significant loss for the third quarter of fiscal year 1998 (the three-month period ending January 31, 1998). Over the following 30 days the Company undertook an extensive review, under the direction of the Audit Committee of the Board (the "Audit Committee"), of the financial condition and previously issued financial statements of the Company. The Audit Committee engaged Deloitte & Touche LLP to assist it in its review. On March 12, 1998, the Company announced that, as a result of concerns over the accounting treatment of certain transactions, it expected to restate its financial results for the fiscal year ended April 30, 1997 and the fiscal quarters ended July 31, 1997 and October 31, 1997 and announced that its Form 10-Q for the quarter ending January 31, 1998 would not be filed on time. Additionally, the Company announced that Ronald R. Charnock, the Company's Chairman of the Board, Chief Executive Officer and founder of the Company had resigned.

     In the fourth quarter of the 1998 fiscal year, the Company hired new management to fill vacated positions in the Company's senior management. On February 2, 1998, the Company hired Kenneth T. Nelson as the new Chief Financial Officer. On February 26, 1998, the Company hired Paul J. Zoukis as President and Chief Operating Officer and James J. Dellamore as Senior Vice President-Operations. Mr. Zoukis became a member of the Board upon Mr. Charnock's resignation. Furthermore, during March and April 1998, the Company significantly reduced its workforce in order to reduce its need for working capital and to offset the Company's continued operational issues and financial losses.

     On March 12, 1998, the National Association of Securities Dealers (the "NASD") suspended trading of the Common Stock on Nasdaq and instituted proceedings to remove the Common Stock from listing on Nasdaq.

     Between March 6, 1998 and April 8, 1998 the Company and certain of its current and former officers and directors, among others, were sued in various putative securities class actions. Collectively, these putative class actions (as defined herein) asserted claims under Sections 11, 12(2) and 15 of the Securities Act of 1933, as amended (the "Securities Act") and Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") for alleged misrepresentations and omissions in connection with the Securities and Exchange Commission (the "Commission") filings and other public statements made by the Company. Among other allegations, each of the putative class actions alleged that the Company misrepresented its financial results and its accounting practices during the period from December 12, 1996 to March 12, 1998, including financial results and accounting practices used in connection with the Company's initial public offering. The complaints in certain of the putative class actions also asserted, among other allegations, that the Company and certain of the other defendants made misrepresentations in connection with the initial public offering and thereafter regarding the performance capabilities of the Company's CallCenter product.

     Beginning in March 1998, the Company began receiving informal requests for information from the Commission relating to accounting and financial matters. In May 1998, the Company was advised by the Commission that it had obtained a formal order of investigation so that, among other matters, it may use subpoena powers to obtain information relevant to its inquiry. The Commission has used its subpoena powers to obtain information from various officers, directors and employees of the Company and from persons not presently associated with the Company.

     As a result of the foregoing events and the continued decline in the Company's financial condition, the Board directed that the Company retain financial advisors to assist the Company in evaluating its alternatives. On April 6, 1998, representatives of NMS met with Messrs. Zoukis and Nelson to discuss strategic alternatives to the Company's business operations, including a possible acquisition of the Company, and discussed the retention of NMS as financial advisor to the Company.

     At a meeting on April 14, 1998, the Board discussed at length the Company's financial and strategic situation and alternatives. It was the view of the Company's new management and the Board that the Company could not long sustain its continuing operating losses. As a result of the announcement that the Company would be restating its financial statements and the suspension of trading in the Common Stock by Nasdaq, customers of the Company were delaying orders of the Company's products. After considering, among other factors, the Company's current financial turmoil and the Company's limited prospects, including the failure to attain the financial covenant thresholds set forth in its working capital loans, the Board authorized the exploration of strategic alternatives and retained NMS to work with the Company's management to explore such alternatives. Such alternatives included, without limitation, a sale of the Company, a third party investment, a business combination or any similar transaction or a combination of the foregoing. In deciding to authorize the exploration process, the Board considered presentations by the Company's management and took into account the past financial, operating and trading performance of the Company and the Common Stock and the prospects for future performance, including employee retention, stockholder litigation and working capital requirements. The Board also discussed that the Company's ability to obtain additional loans would be restricted because Silicon Valley Bank, a California chartered bank (the "Bank") had a security interest on all of the Company's assets, including the intellectual property of the Company. Additionally, the Board considered preliminary discussions with two interested companies regarding potential acquisitions of, or strategic partnerships with, the Company. The Board directed Messrs. Zoukis and Nelson to work with NMS to continue to develop potential business combinations with these two companies and to develop a list of potential strategic partners and investors for the Company.

     In furtherance of the exploration process, upon retention of NMS on April 27, 1998, NMS contacted a Board-approved list of potential partners, totaling 36 corporations and investment firms, including Oracle. NMS's activities during this time frame included several weeks of due diligence (onsite and market analysis) on the Company, during which time, NMS and the Company produced an informational book that was distributed to the identified parties to ascertain their interest, if any, in acquiring or investing in the Company. NMS and the Company's management held informational conversations and discussions with the 36 strategic buyers and financial investors. Discussions with potential acquirors centered on a number of issues, including but not limited to, the status of the stockholder lawsuits against the Company, the effect of these legal proceedings and the restatement of the Company's financial results on the continuity of business with the Company's largest customers and sale opportunities with potential customers, the status of product development during the legal proceedings, and the future role of the management team post-acquisition. The risk of a judgment against the Company in the stockholder litigation caused a number of potential partners to decline an acquisition of the Company or undertake more significant discussions until the Company could provide more information concerning its financial exposure to the stockholder litigation.

     On April 29, 1998, the Company announced its restated financial figures and financial results for the third quarter of the 1998 fiscal year. The Company disclosed in the Form 10-Q for the quarter ended January 31, 1998 that it had incurred significant losses and that it anticipated continued significant losses in the fourth quarter of the 1998 fiscal year. The Company also announced the retention of NMS as the Company's financial advisor. On May 5, 1998, as a result of the Company's release of restated financial information and the filing of the Company's Form 10-Q for the quarter ended January 31, 1998, Nasdaq's Listing and Qualifications Panel allowed the Common Stock to resume trading contingent upon the Company's attainment of net tangible assets of $10 million by June 30, 1998.

     On May 6, 1998, the Company's management met with a private investment firm (the "Investment Firm") concerning a potential equity investment in the Company. The Company gave a presentation to the Investment Firm on the Company's background and solicited its interest in investing in the Company. On May 14, 1998, the Company held a day long due diligence meeting with the Investment Firm to review the Company's product technology, sales prospects, organization and customers.

     On May 8, 1998, NMS made a presentation to its private equity fund in an effort to raise private financing for the Company. On May 13, 1998, NMS conducted an initial meeting with a producer of "outbound" telephone call processing systems regarding a possible strategic acquisition of the Company. This company indicated at that meeting and in subsequent conversations that it did not have a continued interest in the Company. On May 19, 1998, the Company, NMS and one of the original parties interested in a strategic partnership with the Company conducted a technical review of the Company. At the meeting this company showed interest but indicated that it was not comfortable with the Company's technology and was not prepared to present an offer to acquire the Company.

     On May 29, 1998, June 3, 1998 and July 16, 1998, the Company and NMS conducted initial meetings with three companies which presented the possibility of a strategic fit with the Company. The first company indicated little interest, citing an incomplete fit between its business and the Company's products. The other two, a small software company traded on Nasdaq ("Bidder A") and a small developer of voice processing software whose stock is traded on Nasdaq ("Bidder B"), each showed potential interest in the Company and NMS continued discussions with each in an effort to obtain a bid for the Company.

     On June 18, 1998, the Investment Firm met with the Company at the Company's headquarters in order to conduct further due diligence and to discuss a proposed term sheet. Over the next few weeks, the Company and the Investment Firm conducted extensive negotiations over the terms of the potential investment by the Investment Firm. On July 1, 1998, a meeting was held at Versatility's headquarters with the senior management of the Investment Firm to review all the business aspects of the proposed transaction and term sheet status. After additional negotiations, the Investment Firm presented a final term sheet for the investment. The final term sheet provided for a $7.5 million investment by the Investment Firm in the form of preferred stock convertible into Common Stock at a price of $1.15 per share and warrants for 950,000 shares of Common Stock priced at $1.38 per share. The investment would have been subject to a number of conditions precedent. The Investment Firm, after reviewing the condition of the Company and market conditions, advised that it would have its final commitment or rejection of the transaction on July 10, 1998. On July 13, 1998, the Investment Firm formally rejected the investment.

     On July 9, 1998, the Company announced that it reached a settlement in principle with the plaintiffs in all six putative securities class action lawsuits then currently pending against the Company. The settlement in principle was conditioned upon the execution and filing with the court of a definitive agreement of settlement and final court approval. The Company's settlement in principle of its stockholder litigation provided the catalyst for a number of potential acquirors to initiate or resume their evaluation of the Company.

     At a meeting on July 14, 1998, the Board discussed the financial condition and the status of efforts to provide additional funding to the Company. Mr. Nelson made a presentation to the Board regarding the deteriorating financial condition of the Company and the immediate need to obtain additional financing so that the Company could meet its working capital requirements. Mr. Nelson also reported to the Board that as a result of the continued delay in customer orders, the cash balances and account receivables were below the minimum thresholds set forth in the amended credit facilities with the Bank, and, as a result, the Company was not in compliance with its amended credit facilities. Mr. Zoukis reported on the Investment Firm's decision not to provide financing to the Company. The Board instructed Messrs. Zoukis and Nelson to reinitiate discussions with the Investment Firm and continue to search for alternative financing arrangements. The Board also discussed the status of the proceedings with Nasdaq and the likely possibility that the Common Stock would be delisted based on the Company's inability to obtain $10 million of net tangible assets as of June 30, 1998. The Company's counsel was directed to respond to Nasdaq with a request for additional time in order to assess any potential offer for the acquisition of the Company. Mr. Zoukis also reported to the Board on the status of the identification of potential acquirors for the Company. The Board discussed the valuation of the Company versus the valuation of its competitors and the current market for businesses in the Company's industry. The Board directed NMS to continue discussions with potential acquirors, to ask for formal offers from interested parties and to secure bridge financing, if available, in connection with any letter of intent for the purchase of the Company.

     In order to secure needed financing and to pursue strategic alternatives, the Company requested a 45-day extension from the Nasdaq June 30, 1998 deadline. The Company's request was denied by Nasdaq and the Common Stock was delisted from Nasdaq on July 20, 1998. The Common Stock began trading on the OTC Bulletin Board on July 21, 1998. As a result of the Company's current customers voicing concerns about the Company's financial and operating instability and the delisting of its Common Stock from Nasdaq, the Company's financial and operating position continued to deteriorate during July and August of 1998. At the end of July, four parties, including Oracle, began to formulate proposals for the acquisition of the Company. Submission of proposals and subsequent negotiations took place during the latter part of July. During this time, these parties undertook extensive due diligence, including but not limited to, reviewing the Company's financial information, evaluating essential technologies and interviewing essential members of the Company's management.

     On July 24, 1998, in a conference call originally scheduled for July 9, 1998 with Oracle to review the Company's products and technology, Marcus Heth presented to representatives of Oracle a very brief overview of the Versatility products, technology, and markets. Oracle gave a very short review of its perspective of the market. Several days after the conference call, Oracle informed NMS that it would like a more formal and detailed presentation at Oracle's headquarters during the first week of August.

     During the week of July 27, 1998, Bidder A presented, and after discussions with the Company, subsequently revised a proposed letter of intent outlining the basic terms pursuant to which Bidder A proposed to acquire the capital stock of the Company. Bidder A's proposed transaction would be structured as a tax-free reorganization wherein the stockholders of the Company would receive an aggregate of 1,000,000 shares of Bidder A common stock. Based upon the market value of Bidder A's common stock, the Bidder A transaction amounted to a valuation of approximately $1.03 per share of the Common Stock. Optionholders with exercise prices of $0.80 per share (a group which does not include any of the Company's current management) would receive $0.70 per share at closing. All options and the Company's warrants would be cancelled. The proposed agreement with Bidder A would include restrictions on sale of Bidder A stock by significant stockholders of the Company for six months, a limitation of the severance payments to the management of the Company and renegotiation of the financial advisory fee to be paid to NMS. The Bidder A proposal also required the retention of current management for a period of two years at reduced salary levels. The agreement also would be conditioned upon settlement of all of the Company's litigation, including the putative class actions (as defined herein) and approval of both Bidder A's and the Company's banks and senior creditors.

     Upon receipt of the proposed letter of intent from Bidder A, Mr. Zoukis reported to the Board the status of negotiations with Bidder A and the prospects of other potential acquirors making offers for the Company. In these discussions, the Board discussed Bidder A's valuation of the Company and reviewed the overall value to be received by the stockholders if the proposed transaction were consummated. The Board instructed the management of the Company to continue to pursue other alternative strategic partners and to continue to negotiate with Bidder A in order to establish an improved valuation for the Company and to obtain bridge financing in connection with the Bidder A proposal.

     On July 30, 1998, the Company filed with the Commission its Form 10-K for the 1998 fiscal year, which ended April 30, 1998. The financial statements included in the Form 10-K showed that the Company incurred losses of $27.0 million for the fiscal year and that the Company's current liabilities exceeded current assets by $498,000. As a result of the Company's deteriorating financial condition, the failure to attain the financial covenant thresholds set forth in the Company's credit facilities with the Bank and the outstanding putative class action lawsuits, the independent auditors' report on the Company's financial statements as of April 30, 1998 and for the year then ended included an explanatory paragraph which indicated that these matters raise substantial doubt about the Company's ability to continue as a going concern.

     On August 4, 1998, at a meeting with Oracle at Oracle's headquarters in Redwood City, California, Mr. Heth made a presentation to Oracle on a variety of topics, including the state of the Company, the reasons for the Company's financial decline, the Company's software architecture overview, an overview of the Company's products, product demonstrations and a market and competitive overview. Mr. Heth and representatives of Oracle discussed the Call Center market, Oracle's desire to become a significant participant in that market and Oracle's interest in the Versatility product suite. On August 5, 1998,
Versatility learned that Oracle was interested in pursuing additional discussions regarding a possible acquisition of the Company and wanted to make customer reference calls and visit the Company's headquarters for more technical and business reviews. From August 6 to August 12, 1998, Versatility arranged for customer reference calls with Oracle, informed customer contacts of the confidentiality of these calls and set expectations that the calls were preliminary in nature. As a result of Mr. Heth's visit, representatives of Oracle indicated that they were impressed with the technical merits of the Company's product line and verbally communicated to NMS an interest in acquiring the Company.

     On August 6, 1998, Oracle submitted a term sheet to the Company. The term sheet proposed a negotiated cash tender offer for all of the Company's outstanding shares of Common Stock. Oracle and the Company discussed an offer price equal to $1.50 per share. Optionholders with exercisable options at an exercise price of $0.80 per share would effectively receive $0.70 per share at closing. All options and the Company's warrants would otherwise be cancelled. Upon closing of the tender offer, Oracle would merge the Company with and into a wholly-owned subsidiary of Oracle and cash out any remaining stockholders at the same per share price. The merger would be conditioned upon the occurrence of certain events, including, but not limited to, receiving 60% or more of the outstanding shares of Com-
mon Stock in the initial tender offer, obtaining the final settlement of the putative class actions, obtaining non-competition agreements from certain employees of the Company and obtaining employment commitments from key employees.

     From August 10, 1998 to August 12, 1998, Oracle conducted an initial visit to the Versatility headquarters. Oracle representatives made additional customer reference calls and attended additional Versatility technology, architecture, and product presentations and demonstrations. Oracle representatives conducted reviews of Versatility's finances, contracts, litigation, personnel and organizational structure. Oracle also confirmed the $1.50 per share offer price for the Common Stock

     On August 11, 1998, the Company received a preliminary proposal from Bidder
B. Under the Bidder B proposal, the Company would be merged with and into Bidder B and pursuant to which the stockholders of the Company would receive 40% of the combined entity, with a reallocation of the percentage ownership after one year. In this reallocation, stockholders of Versatility would receive between 20% and 60% of the combined entity's equity as recalculated based upon a valuation of the relative businesses' performances over the one-year period. The consummation of the proposal was subject to a number of conditions precedent. The closing also would be conditioned upon the renegotiation of the debt repayments with the Bank and negotiation of acceptable contract addenda with key customers.

     On August 13, 1998, the Board convened, with representatives of NMS and Tucker, Flyer & Lewis present, to discuss the merits of the outstanding offers and to review the current status of the sales efforts. During the discussion, Tucker, Flyer & Lewis advised the Board of its duties and responsibilities towards both the stockholders and creditors of the Company. The representatives of NMS gave a detailed presentation to the Board regarding the steps and activities undertaken to date as financial advisors to the Company and in detail discussed the financial terms of the proposed transactions with Oracle, Bidder A and Bidder B. On August 13, 1998, the approximate valuation of Bidder A's offer equaled $0.95 per share of the Common Stock based upon the then market value of Bidder A's common stock. The Company's management presented to the Board a description of the financial position of the Company. Management of the Company also informed the Board that the Bank told the Company that it wanted a specific plan from the Company by August 19, 1998. There were also discussions regarding customers continuing to delay orders pending resolution of the financial uncertainties facing the Company. Following the presentations from NMS and the Company's management and after significant deliberation, the Board determined that the Oracle proposal provided the best alternative for the stockholders of the Company and that each of the proposals from other potential acquirors offered less value to the stockholders and less certainty of consummation than Oracle's cash proposal. However, the Board expressed concerns over the structure of the Oracle proposal in light of the time required to reach the final settlement of the putative class actions, the provision of working capital during the tender offer period and certain other provisions set forth in the Oracle proposal. The Board instructed management to continue negotiations with Oracle and to maintain lines of communication with Bidder A and Bidder B.

     After the August 13, 1998 Board meeting, the management of the Company continued negotiations with Oracle. In light of the time restrictions of the settlement of the putative class actions, the Oracle proposal was modified to be structured as a one-step all cash merger. Management of the Company and Oracle completed negotiation of the definitive Merger Agreement on August 20, 1998. The terms of the Merger Agreement are more fully defined below in "-- the Merger Agreement." Management of the Company and Oracle also negotiated the License Agreement pursuant to which $2 million in prepaid royalties will be made available to the Company in order to provide the Company with working capital. See "-- License Agreement." During this period management of the Company and NMS continued to pursue the other potential suitors for the Company.

     In the evening of August 20, 1998, the Board met, with representatives of NMS and Tucker, Flyer & Lewis present, to review and discuss the terms of the proposed transaction. Following presentations and advice from their advisors and discussion of the proposed transaction and available alternatives, the Board unanimously approved the Merger and authorized execution of the Merger Agreement and other ancillary documents. On August 20, 1998, the Merger Agreement was executed and delivered by the parties and on August 21, 1998, the Company and Oracle issued a press release announcing the proposed Merger.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board has determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of the Company and its stockholders and has unanimously approved and adopted the Merger Agreement and the transactions contemplated thereby, including the Merger. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER. See "-- Background of the Merger" and "-- Opinion of NationsBanc Montgomery Securities LLC."

     In reaching its unanimous determination that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of the Company and its stockholders, the Board considered a number of factors, which factors taken together support such determination, including without limitation, the following:

          (i) the existing assets, financial condition and operations of the Company, including, without limitation, concerns over the Company's liquidity and capital resources, the effects of the Company's restatement of its historical financial statements, the inability of the Company to obtain new financing, the Company's relatively small size and market capitalization, and the assessment of management that the Company could not long sustain its continuing operating losses;

          (ii) the  current  and  prospective  environment  in which the Company
     operates,   including  national  and  local  economic  conditions  and  the competitive environment for computer software generally;

          (iii) the analysis presented by NMS and the opinion of NMS to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the Merger Consideration to be received by the stockholders in the Merger was fair to such stockholders, from a financial point of view (see "-- Opinion of NationsBanc Montgomery Securities LLC");

          (iv) the conclusion of the Board that Oracle's proposal was the most favorable proposal received, in terms of the value to be realized by stockholders of the Company and the likelihood of consummation, based on the advice of the Company's management, as well as the Board's judgment, after review with the Company's management and its outside legal and financial advisors of alternatives to the Merger, that the stockholders of the Company would realize greater value from the transaction with Oracle than from the other alternatives available to the Company (see "-- Background of the Merger");

          (v) the extensive solicitation process conducted by NMS in seeking an acquiror for Versatility (see "-- Background of the Merger"), particularly the fact that, based upon the discussions described therein, none of such alternatives, even if successfully carried to completion, would have resulted in per-share consideration to the holders of Common Stock as high as the Merger Consideration;

          (vi) the terms and conditions of the Merger Agreement, as reviewed by the Board with its legal advisors including (a) those relating to the fee of $360,000 and expense reimbursements (for documented out-of-pocket expenses and fees incurred in connection with the Merger up to a maximum of $200,000) to Oracle payable upon the termination of the Merger Agreement as a result of competing offers, the aggregate amount of which would not, in the Board's judgment, preclude a third party from making an offer that was materially more favorable to the Company's stockholders and (b) those relating to the ability of the Board to consider unsolicited offers from third parties prior to the Effective Time (see "-- The Merger Agreement");

          (vii) the License Agreement entered into with Oracle which provides for the payment of a prepaid license fee of $2 million to the Company, which has assisted the Company in meeting expected working capital requirements prior to the consummation of the Merger (see "-- License Agreement");

          (viii) the fact that the Merger Consideration is all cash and that the Merger is not subject to financing contingencies (see "-- The Merger Agreement"); and

          (ix) the fact that the Company was not in compliance under its credit facility with the Bank.

     The foregoing discussion of the information and factors considered by the Board is not meant to be exhaustive but is believed to include the material factors considered by the Board. The Board did not quantify or attach any particular weight to the various factors that it considered in reaching its determination that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of the stockholders of the Company. In reaching its determination, the Board took the various factors into account collectively and the Board did not perform a factor-by-factor analysis, nor did the Board consider whether any individual factor was, on balance, positive or negative.


OPINION OF NATIONSBANC MONTGOMERY SECURITIES LLC

     Pursuant to an engagement letter signed as of April 27, 1998, Versatility engaged NMS to render to the Board an opinion with respect to the fairness to Versatility, from a financial point of view, of the consideration to be paid by a potential acquiror in connection with its acquisition of Versatility and to provide other advisory services. Pursuant to the Merger Agreement, each share of Common Stock will be converted into the right to receive cash payment per share equal to $1.50 per share, without interest. NMS is a nationally recognized firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with merger transactions and other types of acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     At the August 20, 1998 meeting of the Board, NMS delivered its written opinion that the consideration to be paid by Oracle to the stockholders of the Company in the Merger is fair to the stockholders of Versatility from a financial point of view, as of the date of such opinion. The amount of such consideration was determined pursuant to negotiations between Versatility and Oracle and was approved by the Board. The full text of NMS's written opinion to the Versatility Board, which sets forth the assumptions made, matters considered and limitations of review by NMS, is attached hereto as Appendix B, and is incorporated herein by reference. The following summary of NMS's opinion is qualified in its entirety by reference to the full text of the opinion, attached as Appendix B. Versatility stockholders are urged to read the opinion carefully in its entirety.

     NMS has informed Versatility that in arriving at its opinion NMS: (i) reviewed certain publicly available financial and other data with respect to Versatility, including the consolidated financial statements for recent years and interim periods and certain other relevant financial and operating data relating to Versatility made available to NMS from published sources and from the internal records of Versatility; (ii) conducted an extensive market survey and analysis involving 36 possible purchasers and investors; (iii) considered a discounted cash flow analysis; (iv) considered that the purchase price would provide a premium to the Company's stockholders as compared to recent trading prices for the Common Stock; (v) reviewed the financial terms and conditions of the draft Merger Agreement; (vi) reviewed certain publicly available information concerning the trading of, and the trading market for the Common Stock; (vii) compared the Company from a financial point of view with certain other companies which NMS deemed to be relevant; (viii) considered the financial terms, to the extent publicly available, of selected recent business combinations which NMS deemed to be comparable, in whole or in part, to the Merger; (ix) reviewed and discussed with representatives of the management of the Company certain information of a business and financial nature regarding Versatility, furnished to NMS by Versatility, including financial forecasts and related assumptions of Versatility; (x) made inquiries re-garding, and discussed, the Merger and the Merger Agreement and other matters related thereto with Versatility's counsel; (xi) made inquiries regarding legal claims and other potential contingent liabilities; and (xii) performed such other analyses and examinations as NMS deemed appropriate.

     In rendering its opinion, NMS relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to it from public sources, that was provided to it by Versatility or its representatives or that was otherwise reviewed by it. With respect to the financial forecasts supplied to NMS by Versatility and its representatives, NMS assumed for purposes of its opinion that the forecasts were reasonably prepared on bases reflecting the best available estimates and judgments of the management of Versatility at the time of preparation as to the future financial performance of Versatility and that estimates and judgments provided a reasonable basis upon which NMS could form its opinion. NMS also assumed that there had been no material improvements in the assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to it by Versatility. In addition, NMS did not assume responsibility for making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of Versatility, nor was it furnished with any such appraisals. Oracle informed NMS, and NMS assumed, that the Merger will be recorded as a purchase under generally accepted accounting principles. NMS also assumed the Merger will be consummated in accordance with the terms described in the Agreement, without any further amendments thereto, and without waiver by either Versatility or Oracle of any of the conditions to its obligations thereunder.

     The following is a summary of certain analyses performed by NMS to arrive at its opinion. NMS performed certain procedures, including each of the analyses described below, and reviewed with Versatility management and the Board the assumptions on which such analyses were based and other factors.

     Indicated Acquisition Interest Analysis. NMS and Versatility distributed written material regarding the business and prospects of Versatility to 36 companies that NMS and Versatility believed would have an interest in investing in or acquiring, and have the ability to invest in or acquire, Versatility. Of the 36 parties, only three indicated significant interest in acquiring Versatility. Additionally, another potential acquiror indicated that it would have an interest in acquiring the assets of Versatility after, and on the condition that, Versatility was reorganized pursuant to Chapter 11 of Title 11 of the United States Code, as amended (the "Bankruptcy Act"). No restrictions were placed on the form of the transaction or the form of consideration to be paid by the purchaser. The three proposals ranged in value for the Company's stockholders from $4.5 million ($0.54 per share) to approximately $12.4 million ($1.50 per share) calculated using the number of outstanding shares, plus
400,000 additional shares to be issued pursuant to the proposed settlement of the putative class actions and the number of shares of Common Stock purchasable pursuant to options with exercise prices below the Merger Consideration. Oracle's proposal was the highest and most likely to be consummated. NMS, on behalf of Versatility, attempted to negotiate a higher price with the three potential acquirors, but was unable to effect an increase above $1.50 per share. The Merger Agreement with Oracle was reviewed and negotiated, particularly with respect to certainty of closing.

     Discounted Cash Flow Analysis. NMS performed a discounted cash flow analysis for Versatility. The analysis aggregated (a) the present value of the projected free cash flow (defined as after-tax operating cash, minus increases in working capital requirements) from 1998 through 2002; and (b) the present value of a range of terminal values for the year 2002. As a result of the negative current cash flow of Versatility and reasonably anticipated continuation thereof, which would likely result in an insolvency proceeding under the Bankruptcy Act, the discounted cash flow provided no evidence of value for Versatility.

     Premium Analysis. NMS reviewed publicly available information to determine the premiums paid in six selected transactions in the technology industry involving acquired companies with less than $400 million market capitalization and poor historical financial performance (the "Selected Technology Transactions"). For the Selected Technology Transactions, NMS reviewed the percentage premium in each transaction represented by the offer prices over the trading prices one day and one week prior to the announcement date of each respective transaction. The median percentage amount by which the offer prices exceeded the closing stock prices one day and one week prior to the announcement date for the Selected Technology Transactions was approximately 15.0% and 3.0%, respectively. The percentage amount by which the Merger Consideration exceeded the average closing stock price of the Common Stock for the seven day period ending prior to August 13, 1998 is 24.0%. A relevant range of 0.0% to 15.0% premium to the seven day average closing stock price implies an equity value of $10 million to $11 million for Versatility.

     Comparable Merger and Acquisition Transaction Analysis. NMS reviewed the consideration paid in several acquisition transactions involving technology companies of below $400 million market capitalization and poor historical financial performance. NMS analyzed the consideration paid in such transactions as a multiple of the target company's revenues for the last three months reported annualized prior to announcement of the transaction ("LQA Revenues"). The transactions reviewed by NMS for purposes of this analysis included the acquisition of: (i) FTP Software, Inc. by Net Manage, Inc.; (ii) Fulcrum Technologies, Inc. by PC Docs, Inc.; (iii) CrossComm Corp. by Olicom A/S; (iv) Easal Corp. by VMARK Software, Inc. and (v) ASK Group, Inc. by Computer Associates International, Inc. Such analysis yielded a relevant range of transaction multiples between 0.9x to 1.1x LQA Revenues, resulting in a range of implied equity values for Versatility of between $5 million and $8 million.

     Comparable Public Company Analysis. Using public and other available information, NMS determined a range of implied aggregate values for Versatility based on the multiples of LQA Revenues at which the following call center or voice applications companies traded on August 11, 1998: EIS International, Inc., Mosaix, Inc. and Periphonics Corporation (the "Comparable Companies"). The August 11, 1998 stock prices of the Comparable Companies reflected a range of valuations of between 0.4x and 0.5x LQA Revenues. This analysis implied negative equity values for Versatility of between $3 million and $1 million.

     While the foregoing summary describes the analyses and examinations that NMS deemed material to its opinion, it is not a comprehensive description of all analyses and examinations actually performed. The preparation of a fairness opinion necessarily is not susceptible to partial analysis or summary description. NMS believes that such analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses and of the factors considered, without considering all such analyses and factors, would create an incomplete view of the analyses set forth in its presentation to the Board. In addition, NMS may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis should not be taken to be NMS's view of the actual value of Versatility or the Surviving Corporation.

     In performing its analyses, NMS made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Versatility or Oracle. The analyses performed by NMS are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of NMS's analysis of the fairness to Versatility, from a financial point of view, of the consideration to be paid to Versatility's stockholders by Oracle pursuant to the Merger Agreement and were provided to the Board in connection with the delivery of NMS's opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or at any time in the future.

     As described above,  NMS's opinion and presentation to the Board were among
the  many  factors  taken  into   consideration  by  the  Board  in  making  its
determination to approve the Merger.

     In connection with the Merger, Versatility has agreed to pay NMS a fee of $1 million which will become due upon the closing of the Merger. Versatility has also agreed to reimburse NMS for its reasonable out-of-pocket expenses. Pursuant to a separate Indemnification and Contribution Agreement, Versatility has agreed to indemnify NMS, its affiliates, and their respective directors, officers, agents, stockholders, consultants, employees and controlling persons against certain liabilities, including liabilities under the federal securities laws.

     The full text of NMS's opinion, dated August 20, 1998, which sets forth the assumptions made, general procedures followed, matters considered and limitations on the scope of review undertaken by NMS in rendering its opinion, is attached hereto as Appendix B and is incorporated herein by reference in its entirety. NMS's opinion is addressed to the Board and is directed only to the fairness to Versatility, from a financial point of view, as of August 20, 1998, of the consideration to be paid to the stockholders of Versatility in the Merger and does not constitute a recommendation to any Versatility stockholder with respect to the Merger.


INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the Merger, stockholders should be aware that certain directors and officers of Versatility have interests in the Merger, as described below.

     Severance Agreements. In April 1998, the Company entered into Severance Agreements (together, the "Severance Agreements") with each of Messrs. Paul J. Zoukis, James J. Dellamore and Kenneth T. Nelson (the "Executives"). The Severance Agreements generally provide that if the Executive's employment is terminated for reasons other than cause, death or continued disability or if the Executive terminates his employment for good reason, which includes a termination by the Executive for any reason following a change in control of the Company (as defined in the Severance Agreements, a "change in control" would include the Merger) (a "Termination"), the Executive will be entitled to receive a cash payment equal to the sum of (a) two times the executive's then-current annual base salary, (b) two times his maximum potential bonus for the year in which Termination occurs, (c) all bonuses previously awarded to the executive that remain unpaid at the time of Termination, and (d) a portion of the maximum annual bonus the Executive was eligible to receive in the year of Termination, pro-rated for the number of months of such year during which the Executive was in the employ of the Company. The Severance Agreements also provide for the accelerated vesting of all unvested options and maintenance of all insurance benefits for a period of two years after the date of Termination. The Company also entered into a Severance Agreement with Keith Gomez, the Company's Vice President of Finance and Controller, in March 1998, which generally provides that if Mr. Gomez's employment is terminated without cause or if he terminates his employment for good reason (which includes his terminating his employment for any reason in connection with a change of control of the Company, such as the Merger), he will be entitled to receive a cash payment equal to his then-current annual base salary plus a portion of the maximum annual bonus he was eligible to receive in the year his employment was terminated, pro-rated for the number of months of such year during which he was in the employ of the Company. If Mr. Gomez's employment terminates in connection with a change in control, he is also entitled to the full amount of his maximum potential bonus for the year in which termination occurs. Mr. Gomez's Severance Agreement also provides for the accelerated vesting of all his unvested options upon a change of control, such as the Merger. If payments under the Severance Agreements were triggered, the amounts payable to each of Mr. Zoukis, Mr. Dellamore, Mr. Nelson and Mr. Gomez would be, respectively, approximately $900,000, $724,000, $724,000 and $234,000. Each of Mr. Nelson's and Mr. Gomez's employment with the Company will terminate in connection with the Merger and each accordingly will be entitled to the severance payments described above. Each of Mr. Nelson and Mr. Gomez entered into agreements with the Company and Oracle in connection with the execution of the Merger Agreement whereby they agreed to waive certain anti-dilution protection applicable to stock options they hold under a Company stock option plan and further agreed that such stock options shall terminate (contingent upon the closing of the Merger) at the Effective Time. Mr. Nelson additionally agreed not to exercise any Company stock options prior to the Effective Time.

     Oracle Employment. In connection with the execution of the Merger Agreement, Oracle entered into employment letters with certain of the Company's officers and key employees. Each of Messrs. Zoukis, Dellamore, and Heth accepted offers of employment with Oracle as Vice President, Sales, Vice President, Services and Vice President of Development respectively, with annual salaries of $250,000, $200,000 and $185,000, respectively. Such employment would begin at or after the Effective Time and will be terminable at will. Additionally each of Messrs. Zoukis, Dellamore and Heth would be entitled to receive a bonus equal to their annual salary payable in two installments, the first of 30% of their base salary after six months employment and the second of 70% of their base salary after 12 months employ-
ment. Upon initiation of Mr. Heth's employment at Oracle, Oracle will submit to its Board of Directors a proposal to grant Mr. Heth options to purchase 25,000 shares of Oracle common stock. Messrs. Zoukis and Dellamore each agreed to release any and all claims and rights that they may have under their Severance Agreements (including all rights to amounts payable set forth in the description of the Severance Agreement in the preceding paragraph) in exchange for a lump sum payment, within five days of the Effective Time, of a pro rata portion of their Versatility annual bonus earned up to the Effective Time plus $800,000 and $640,000, respectively. Messrs. Zoukis and Dellamore agreed with Oracle and the Company to amend their stock option agreements with the Company to waive any antidilution protection provided therein and agreed not to exercise any of their options to purchase Common Stock prior to the Effective Time, at which time (and contingent upon the closing of the Merger) such options would terminate and be of no further force and effect.

     Non-Compete Agreements. In connection with the employment letters and the Merger Agreement, Messrs. Zoukis, Dellamore, and Heth entered into Non-Compete Agreements with the Company and Oracle whereby each agreed for a period of two years following the Effective Time not to directly or indirectly own, operate, manage or provide consulting services to any entity primarily engaged in the selling, marketing, development or production of call center software or the provision of implementation or integration support for such software and not to engage or participate in any effort or act to solicit customers, suppliers, associates, employees or consultants to cease doing business with the Surviving Corporation or Oracle or in any way interfere with the business of the Surviving Corporation. Mr. Zoukis' and Mr. Dellamore's Non-Compete Agreements provide that Oracle shall provide certain health and insurance benefits to these Executives for a period of 24 months following the Effective Time. These benefits shall be payable even if Mr. Zoukis and Mr. Dellamore do not commence employment with Oracle, and Oracle's obligation would terminate prior to the expiration of such 24 month period only if such Executive commenced employment with Oracle and Oracle subsequently terminated such employment for cause.

     Support Agreements. Messrs. Charles A. Johnson and Thomas A. Smith, each a director of the Company, are principals in Noro-Moseley Partners III, L.P. and Edison Venture Fund, L.P., respectively. Noro-Mosley Partners III, L.P., Edison Venture Fund, L.P. and Messrs. Keith D. Roberts, Ronald R. Charnock, Ernest J. Connon and Marcus W. Heth each entered into Support Agreements with the Company and Oracle, whereby such stockholders (i) agreed to vote all their shares of Common Stock in favor of the Merger and against any action by the Company that would breach the Merger Agreement or impair or delay the consummation of the Merger and (ii) granted to designees of Parent an irrevocable proxy to vote such shares in favor of the Merger and as agreed in the Support Agreements. The Support Agreements terminate upon the earlier of the Effective Time or the termination of the Merger Agreement. On the Record Date, the Affiliated Stockholders beneficially owned an aggregate of 4,122,906 shares of Common Stock, constituting 56.5% of the outstanding shares entitled to vote at the Special Meeting.

     Indemnification. The Merger Agreement provides that all rights to indemnification or exculpation existing in favor of any directors or officers of Versatility, as provided in Versatility's Certificate of Incorporation or bylaws as in effect on the date of the Merger Agreement, shall survive the Merger with respect to matters occurring at or prior to the Effective Time. Oracle has agreed to use its reasonable efforts to maintain the existing Versatility policy of directors' and officers' liability and fiduciary insurance for a period of six years after the Effective Time, subject to certain premium limitations.


THE MERGER AGREEMENT

     The following summary of the Merger Agreement is subject to, and qualified in its entirety by, the complete text of the Merger Agreement, which is attached to this Proxy Statement as Appendix A. The terms of the Merger Agreement are the result of arm's-length negotiations between the Company and Oracle.

     Terms of the Merger. At the Effective Time, subject to the terms, conditions and procedures set forth in the Merger Agreement and the DGCL, Acquisition Sub will be merged with and into the Company, the separate corporate existence of Acquisition Sub will cease, and the Company will con-tinue as the Surviving Corporation. Subject to and immediately following the receipt of the requisite vote of the stockholders of the Company and the satisfaction or waiver of the conditions to the consummation of the Merger set forth in the Merger Agreement, the parties will cause the Merger to be consummated by the filing of a certificate of merger as contemplated by the DGCL. The Merger will be effective at the Effective Time.

     The Merger Agreement provides that the certificate of incorporation and the bylaws of Acquisition Sub, as in effect immediately prior to the Effective Time, will be the certificate of incorporation and the bylaws of the Surviving Corporation immediately after the Effective Time. The Merger Agreement provides that the directors of Acquisition Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation immediately after the Effective Time. The Merger Agreement further provides that the officers of Acquisition Sub immediately prior to the Effective Time will be the officers of the Surviving Corporation immediately after the Effective Time.

     Conversion of Common Stock. Pursuant to the Merger Agreement, at the Effective Time, each share of Common Stock that is issued and outstanding immediately prior to the Effective Time (other than (i) shares held in treasury by the Company, (ii) shares held by Oracle and Acquisition Sub or any direct or indirect subsidiary of any of them or (iii) shares as to which dissenters' rights have been perfected) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and represent the right to receive, in cash, the Merger Consideration. Except for the right to receive the Merger Consideration, from and after the Effective Time, all such shares, by virtue of the Merger and without any action on the part of the holders of such shares, will no longer be outstanding and will be canceled and retired and will cease to exist. Each holder of a certificate formerly representing any of such shares will after the Effective Time cease to have any rights with respect to such shares other than the right to receive the Merger Consideration for such shares upon the surrender of the certificate.

     Treatment of Stock Options. The Merger Agreement provides that at the Effective Time, each option to purchase shares of Common Stock outstanding under the Company's 1998 Non-Qualified Stock Option Plan and 1996 Stock Option Plan will terminate and each holder will receive in exchange therefor a cash payment equal to the excess, if any, of the Merger Consideration times the number of shares of Common Stock subject to such options which are vested and exercisable as of the Effective Time over the aggregate exercise price of such option. The Merger Agreement provides that the fair market value of the Common Stock on the Effective Time will be deemed to equal the Merger Consideration.

     The Merger Agreement provides that at the Effective Time, each option to purchase shares of Common Stock outstanding under the Company's 1995 Employee Stock Option Plan and 1995 Incentive Stock Option Plan (the "1995 Options") will convert automatically into a right to receive upon exercise after the Effective Time and subject to any continuing vesting provisions applicable to the option, the Merger Consideration times the number of shares of Common Stock for which the option is being exercised. The Merger Agreement further provides that no shares of Common Stock will be issued upon the exercise of the 1995 Options after the Effective Time.

     Under the terms of the Merger Agreement, each option outstanding at the Effective Time under the Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan") will terminate and the holder of each such option will receive in exchange therefor a cash payment equal to the excess, if any, of (a) the Merger Consideration times the number of shares of Common Stock that the holder's accumulated payroll deductions could purchase as of the Effective Time, at an option price determined with reference only to the first business day of the applicable Payment Period (as defined in the Purchase Plan) and subject to the limitations imposed by the Purchase Plan, over (b) the product of such number of shares times the option price. The Merger Agreement provides that the fair market value of the Common Stock at the Effective Time will be deemed to equal the Merger Consideration.

     Pursuant to the Merger Agreement, the Company will take all steps required to terminate the Company's stock option plans and the Purchase Plan immediately following the Effective Time.

     Treatment of Warrants. Under the terms of the Merger Agreement, Oracle will not assume or continue any outstanding warrants to purchase shares of Common Stock (the "Warrants") and at or following the Effective Time, each holder of an outstanding Warrant will be entitled to receive an amount in cash equal to the product of (i) the excess, if any, of the Merger Consideration over the per share exercise price of such Warrant, and (ii) the number of shares of Common Stock subject to such Warrant which are exercisable immediately prior to the Effective Time.

     Appraisal Rights. Pursuant to the Merger Agreement, shares of Common Stock that are issued and outstanding immediately prior to the Effective Time and are held by stockholders who have properly demanded appraisal of such shares in accordance with the DGCL ("Dissenting Shares") will not be converted into the right to receive the Merger Consideration at the Effective Time, unless and until the holder of such Dissenting Shares has failed to perfect or has effectively withdrawn or lost such right to appraisal and payment under the DGCL. Under the Merger Agreement, if a holder of Dissenting Shares (a "Dissenting Stockholder") failed to perfect or has effectively withdrawn or lost such right to appraisal and payment, then, as of the Effective Time or the occurrence of such event, whichever last occurs, the Dissenting Shares will be converted into and represent solely the right to receive the Merger Consideration, without any interest.

     Payment for Shares. Under the Merger Agreement, from and after the Effective Time, the Payment Agent will effect the exchange of the Merger Consideration for certificates which prior to the Effective Time represented shares of Common Stock and which as of the Effective Time represent the right to receive the Merger Consideration (the "Certificates"). After the Effective Time, the Payment Agent will mail to each record holder of Certificates a form of letter of transmittal and instructions for use in surrendering such Certificates and receiving the Merger Consideration. At or prior to the Effective Time, Acquisition Sub will deposit in trust with the Payment Agent immediately available funds in an amount sufficient to pay the Merger Consideration for all such shares to the Company's stockholders. Upon the surrender of each Certificate, the holder thereof will receive the Merger Consideration multiplied by the number of shares represented by such Certificate. Under the Merger Agreement if any cash is to be paid to a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition to such payment or exchange that the person requesting such payment or exchange will pay to the Payment Agent any transfer or other taxes required by reason of the payment of such cash to a name other than that of the registered holder of the Certificate surrendered, or such person will establish to the satisfaction of the Payment Agent that such tax has been paid or is not applicable.

     DETAILED INSTRUCTIONS, INCLUDING A TRANSMITTAL LETTER, WILL BE MAILED TO STOCKHOLDERS PROMPTLY FOLLOWING THE EFFECTIVE TIME AS TO THE METHOD OF EXCHANGING CERTIFICATES FORMERLY REPRESENTING SHARES OF COMMON STOCK FOR THE MERGER CONSIDERATION. STOCKHOLDERS SHOULD NOT SEND CERTIFICATES REPRESENTING THEIR SHARES OF COMMON STOCK TO THE PAYMENT AGENT, VERSATILITY OR ORACLE PRIOR TO RECEIPT OF THE TRANSMITTAL LETTER.

     Representations and Warranties. The Company has made various representations and warranties in the Merger Agreement, in respect of itself and its subsidiaries, relating to the following matters (which representations and warranties are subject, in certain cases, to specified exceptions): (i)
corporate organization and qualification; (ii) capitalization; (iii) the Company's subsidiaries, (iv) authority; (v) consents, approvals and absence of violations; (vi) brokers and finders; (vii) the conduct of the business of the Company; (viii) the Commission reports and financial statements; (ix) litigation; (x) labor agreements and actions; (xi) employee benefit plans; (xii) taxes; (xiii) absence of certain changes or events; (xiv) title to assets; absence of liens; (xv) intellectual property; (xvi) agreements and contracts;
(xvii) proprietary information and inventions agreements; (xviii) conflicts of interest; and (xix) the inapplicability of takeover statutes.

     Oracle and Acquisition Sub have made various representations and warranties in the Merger Agreement relating to the following matters (which representations and warranties are subject, in certain cases, to specific exceptions): (i) corporate organization; (ii) authority; (iii) consents, approvals and absence of violations; (iv) brokers and finders and (vi) availability of financing.

     None of the representations or warranties of the Company, Oracle and Acquisition Sub will survive the consummation of the Merger.

     Conduct of Business Pending the Merger. The Merger Agreement provides that, from the date of the Merger Agreement through the Effective Time, the Company will conduct its operations only in the ordinary course of business consistent with past practice. Without limiting the generality of the foregoing, the Merger Agreement provides that, from the date of the Merger Agreement through the Effective Time, the Company will not do any of the following without the prior written consent of Oracle (except as otherwise permitted or required by the
Merger Agreement): (i) declare or pay any dividends on, or make any distributions in respect of, its capital stock; (ii) split, combine, reclassify, repurchase, redeem or acquire any shares of its capital stock or authorize any other securities in respect of, in lieu of, or in substitution for, shares of its capital stock; (iii) issue, deliver, encumber, sell or purchase any shares of its capital stock or any securities convertible into, or warrants, options or other rights of any kind to acquire, any shares of capital stock or any other ownership interest (other than the issuance of Common Stock upon the exercise of outstanding stock options and warrants); (iv) amend or otherwise change its certificate of incorporation or bylaws; (v) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division; (vi) sell, lease, license or otherwise dispose of any of its assets (other than end user licenses in the ordinary course of business); (vii) incur, assume or pre-pay any indebtedness for borrowed money, guarantee any indebtedness or obligation of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities other than in connection with the financing of ordinary course trade payables consistent with past practice, pursuant to existing credit facilities in the ordinary course of business, or as contemplated by the Merger Agreement; (viii) enter into or amend any contract or agreement other than in the ordinary course of business consistent with past practice; (ix) authorize any single capital expenditure which is in excess of $100,000 or capital expenditures which are, in the aggregate, in excess of $500,000 for the Company and its subsidiaries taken as a whole; (x) increase the compensation payable or to become payable to its officers or employees or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any of its subsidiaries, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee of the Company or any of its subsidiaries; (xi) take any action with respect to accounting policies or procedures; (xii) make any tax election or settle or compromise any material federal, state, local or foreign income tax liability, or execute or file with the Internal Revenue Service or any other taxing authority any agreement or other document extending, or having the effect of extending, the period of assessment or collection of any taxes; (xiii) amend or modify the warranty policy of the Company or any subsidiary; (xiv) pay, discharge, satisfy, settle or compromise any suit, claim, liability or obligation other than liabilities reflected or reserved against on the Company's balance sheet of April 30, 1998; (xv) take any action that would result in any of the representations and warranties of the Company set forth in the Merger Agreement becoming untrue in any material respect or in any of the conditions to the Merger not being satisfied; (xvi) enter into, amend or extend any contracts, agreements, or obligations relating to the distribution, sale, license or marketing by third parties of the Company's or any subsidiary's products or products licensed by the Company or any subsidiary; (xvii) materially revalue any of its assets or make any change in accounting methods, principles or practices; (xviii) materially accelerate or delay collection of any notes or accounts receivable; (xix) materially delay or accelerate payment of any account payable beyond or in advance of its due date or the date such liability would have been paid in the ordinary course of business; or (xx) cancel or terminate any material insurance policy naming the Company as a beneficiary or a loss payable payee.

     Other Potential Acquirors. In the Merger Agreement, the Company has agreed that neither it, nor any of its subsidiaries, respective officers, employees, directors, agents and representatives will solicit, initiate or encourage, the submission of any proposals relating to any merger, sale of assets, sale of or tender offer for the Common Stock, liquidation or similar transactions (a "Third Party Acquisition"), or participate in any discussions or negotiations regarding any such Third Party Acquisition. Notwithstanding the foregoing, the Company and its respective directors and officers may, in response to an unsolicited written proposal with respect to a Third Party Acquisition, if the Board determines in good faith after consultation with outside counsel that it is necessary to comply with its fiduciary duties to the Company's stockholders, furnish information to a financially capable person or entity. Pursuant to the Merger Agreement, the Company is required to notify Oracle promptly if any inquiries relating to or proposals for a Third Party Acquisition are received by or requested from the Company, any of its subsidiaries or any negotiations or discussions in connection with a possible Third Party Acquisition are sought to be initiated or continued, such notice which will indicate, in each such case, in connection with such notice, the principal terms and conditions of any proposals or offers, including the identity of the offering party, and thereafter keep Oracle informed in writing, on a reasonably current basis, on the status and terms of any such proposals or offers and the status of any such negotiations or discussions.

     The Merger Agreement provides that if the Board determines in its good faith judgment, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's stockholders under applicable law, the Board may withdraw or alter its recommendation of the Merger and the other transactions contemplated hereby, or approve or recommend or cause the Company to enter into an agreement with respect to a bona fide acquisition proposal reasonably capable of being completed and more favorable to the Company's stockholders than the Merger (a "Superior Proposal"), but in each case only (i) after providing written notice to Oracle advising Oracle that the Board has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal and identifying the person or entity making such Superior Proposal and (ii) if Oracle does not, within three business days after Oracle's receipt of the Notice of Superior Proposal, make an offer which the Board determines in its good faith judgment to be as favorable to the Company's stockholders as such Superior Proposal; provided, however, that the Company will not be entitled to enter into any agreement with respect to a Superior Proposal unless the Merger Agreement is concurrently terminated pursuant to its terms.

     Under the Merger Agreement, until the earlier of the termination of the Merger Agreement or the Effective Time, the Company will not approve any acquisition of shares of Common Stock by any person (other than Oracle, Acquisition Sub or their respective affiliates) which would result in such person becoming an "interested stockholder" (as such term is defined in Section 203 of the DGCL) or otherwise become subject to Section 203 of the DGCL, unless such acquisition is related to a Superior Proposal and the Company has complied with the terms of the Merger Agreement.

     Additional Covenants. Pursuant to the Merger Agreement, the Company has covenanted to: (i) prepare and file with the Commission this Proxy Statement;
(ii) convene a special meeting of its stockholders to vote upon the adoption of the Merger Agreement; (iii) prepare and file all reports to be filed with the Commission; and (iv) permit Oracle to have access to the Company and its subsidiaries' officers, employees, agents, independent auditors, representatives, properties, books and records. Pursuant to the Merger Agreement, Oracle has covenanted to: (i) hold in confidence all documents and information concerning the Company and its subsidiaries furnished to Oracle in connection with the transactions contemplated by the Merger Agreement; and (ii) cause the Surviving Corporation to maintain for a period of not less than six years following the Effective Time all rights to indemnification or exculpation now existing in favor of the directors, officers or other employees and agents of the Company and its subsidiaries, as provided in their respective certificates of incorporation or bylaws or under separate indemnification agreements, with respect to matters occurring prior to the Effective Time, and to use its reasonable efforts to cause the Surviving Corporation to maintain the existing policy of the directors' and officers' liability and fiduciary insurance for a period six years after the Effective Time, subject to certain premium limitations.

     Pursuant to the Merger Agreement, the Company and Oracle each have covenanted to: (i) use all commercially reasonable efforts to take all actions and to do all things necessary in order to consummate and make effective the transactions contemplated by the Merger Agreement; (ii) cooperate in preparing and filing this Proxy Statement and any filings required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (iii) use all commercially reasonable efforts to obtain consents and/or waivers of all third parties or governmental entities necessary or advisable for the consummation of the transactions contemplated by the Merger Agreement; (iv) contest any legal proceeding relating to the Merger; (v) execute any additional instruments necessary to consummate the transactions contemplated by the Merger Agreement; (vi) consult with one another before issuing any press release or otherwise making any public announcement; (vii) promptly provide one another with copies of all filings made with the Commission or other governmental entity in connection with the Merger Agreement; and (viii) promptly notify one another concerning any notice or other communication alleging that consent may be required, from any government entity or with respect to any actions, suits, claims or investigations against the Company, in each case that relates to the consummation of the transactions contemplated by the Merger Agreement.

     Employee Benefits. Under the Merger Agreement, employees of the Company at the Effective Time will be provided with employee benefit plans by the Surviving Corporation or Oracle, except with respect to such Company benefit plans which Oracle determines that it will continue in effect. If any employee of the Company becomes a participant in any employee benefit plan, program, policy or arrangement of Oracle or one of its subsidiaries, such employee will be given credit for all service with the Company prior to the Effective Time to the extent permissible under the current terms of such plan, program, policy or arrangement and subject to certain other limitations set forth in the Merger Agreement. Under the Merger Agreement, within a reasonable period of time after the Effective Time, Oracle will issue options to purchase shares of the Common Stock in amounts reasonably consistent with Oracle's practices for employees on comparable levels as determined by Oracle to certain employees that remain employees of the Surviving Corporation.

     Conditions to the Merger. Pursuant to the Merger Agreement, the obligations of the parties to the Merger Agreement to complete the Merger are subject to the fulfillment of the following conditions: (i) the Merger will have been adopted by the stockholders of the Company; (ii) no statute, rule, regulation, order, stipulation or injunction will have been enacted, promulgated, entered, enforced by any governmental entity that prohibits, restrains or restricts the consummation of the Merger; and (iii) any applicable waiting period applicable to the Merger and the other transactions contemplated by the Merger Agreement will have terminated or expired, and any other required notices or approvals from a governmental entity shall have been either filed or received.

     Pursuant to the Merger Agreement, the obligations of Oracle and Acquisition Sub to complete the Merger are further subject to the fulfillment of the following conditions, any one or more of which may be waived: (i) the representations and warranties of the Company set forth in the Merger Agreement are true and correct in all material respects at and as of the Effective Time;
(ii) the Company will have performed and complied with, in all material respects, all obligations and covenants required to be performed or complied with by it under the Merger Agreement; (iii) the Company will have obtained final court approval of the settlement of the putative class actions filed in the United States District Court for the Southern District of New York and the United States District for the Eastern District of Virginia on terms consistent with the Memorandum of Understanding Concerning Settlement Terms dated July 9, 1998; (iv) Mr. Marcus Heth and certain employees of the Company identified in the Merger Agreement will not have indicated in writing an intention to leave the employ of the Company; (v) the aggregate number of Dissenting Shares held by Dissenting Stockholders will not be equal to or exceed ten percent of the outstanding shares of Common Stock immediately prior to the Effective Time; (vi) there will not be instituted and continuing any action, suit or proceeding against the Company, Oracle or Acquisition Sub by any governmental entity or any other person or persons, directly or indirectly relating to the Merger or the License Agreement or any other transactions contemplated by the Merger Agreement, who is or was a stockholder or stockholders of the Company, whether on behalf of such stockholder or stockholders, or in a derivative action on behalf of the Company, alleging infringement by the Company of intellectual property assets of any third party or which individually or in the aggregate could reasonably be expected to have a material adverse effect on the Company and its subsidiaries; (vii) no events will have occurred which have caused or could reasonably be expected to cause a material adverse effect on the Company;
(viii) the Company will have obtained executed license agreements from certain third parties that have access to all or any portion of the Company's client server products; and (ix) the Bank will not have notified the Company of its acceleration of any amounts due and payable to it or taken any other action to collect any such amounts or to realize the benefit of any security interest in the Company's assets.

     Under the Merger Agreement, the obligations of the Company to complete the Merger are further subject to the fulfillment of the following conditions, any one or more of which may be waived by the Company: (i) the representations and warranties of Oracle and Acquisition Sub set forth in the Merger Agreement are true and correct in all material respects at and as of the Effective Time, and
(ii) Oracle and Acquisition Sub will have performed and complied with, in all material respects, all obligations and covenants required to be performed or complied with by them under the Merger Agreement.

     Termination of Merger Agreement. The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time in the event of any of the following: (i) by mutual written consent of the Company and Oracle; (ii) by the Company or Oracle, if any governmental entity has issued a final order, decree or ruling restraining, enjoining or prohibiting the Merger and such order, decree or ruling is final and nonappealable; (iii) by the Company or Oracle if the Effective Time has not occurred prior to December 31, 1998, unless the terminating party's failure to fulfill any of its obligations under the Merger Agreement was the reason that the Effective Time did occur on or before such date; (iv) by Oracle if (a) prior to the Effective Time (1) the Board withdraws or modifies its approval or recommendation of the Merger in a manner adverse to Oracle, (2) the Board or the Company has recommended to the stockholders, taken no position with respect to, or failed to recommend against acceptance of a Third Party Acquisition, (3) the Company has entered into or the Board approves a definitive agreement with respect to a Third Party Acquisition,
(4) the Company fails to confirm its recommendation of the Merger Agreement upon a written request by Oracle to do so, or (5) the Board of the Company has resolved to do any of the foregoing, or (b) the Company has breached, in any material respect, the representations, warranties or covenants of the Merger Agreement; (v) by the Company if (a) the Board has withdrawn or modified in a manner adverse to Acquisition Sub or Oracle its approval or recommendation of the Merger to approve a definitive agreement related to a Superior Proposal, provided that the Company shall have complied with the notice provisions hereof and shall have made payment of the Termination Fee (defined herein) or (b) Oracle or Acquisition Sub have breached in any material respect, their representations, warranties or covenants in the Merger Agreement.

     Termination Fee. In the event that the Merger Agreement is terminated pursuant to (iv)(a) in the paragraph above or (v)(a) in the paragraph above and the Company was not entitled to terminate the Agreement pursuant to (v)(b) above, or the Merger Agreement is terminated pursuant to (iii) or (iv)(b) in the paragraph above and the Company was not entitled to terminate the Agreement pursuant to (v)(b) above at such time and the Company consummates a Third Party Acquisition with any person other than Oracle or any of its affiliates before or within 12 months after the date of such termination, then, in any such event, the Company will pay Oracle promptly (i) a fee of $360,000, plus (ii) an amount equal to Oracle's actual and reasonably documented out-of-pocket fees and expenses (not to exceed $200,000) incurred by Oracle and Acquisition Sub in connection with the Merger and the Merger Agreement (the "Termination Fee"), all of which amounts shall be payable in immediately available funds. In the event that the Company fails to pay the Termination Fee when due, interest will be paid on such unpaid amounts, commencing on the date such amounts became due, at a rate of 6% per annum. The Termination Fee will not be deemed to be liquidated damages, and the right to payment of the Termination Fee will be in addition to (and not a maximum payment in respect of) any other damages or remedies at law or in equity to which Oracle or the Acquisition Sub may be entitled to as a result of an intentional breach of any term of the Merger Agreement.


LICENSE AGREEMENT

     On August 20, 1998, in connection with entering into the Merger Agreement, Oracle and the Company entered into the License Agreement whereby the Company granted to Oracle a worldwide, non-exclusive right and license to market, reproduce, distribute and grant sublicenses of the Company's Technology. Such license includes (i) the right to sublicense the Company's source code to third parties solely to the extent necessary and for the purpose of allowing such third parties to port or localize such source materials and upon such terms and conditions set forth in the License Agreement and (ii) the right to license, sublicense and authorize distributors to market and sublicense the computer software and related documentation upon such terms and conditions set forth in the License Agreement.

     As payment for the license granted, Oracle will pay to the Company a fee equal to 30% of the net fees which Oracle receives for all sublicenses of the Company's Technology until the earlier of (i) six years from the date of the License Agreement or (ii) the payment by Oracle of a total of $12 million. Additionally, Oracle has partially prepaid, and will prepay, to the Company $2 million of such sublicense fees in three equal monthly installments on each of September 1, October 1 and November 1, 1998.

     The Company also granted to Oracle a worldwide, perpetual, paid-up, royalty free, non-exclusive right and internal-use license to use the Company's Technology to operate its business at no additional charge.

     Until December 31, 1999, the Company will provide to Oracle technical support services in the form of telephone consultation, assistance and advice at the highest level of support generally provided to any other end user or distributor, will make reasonable efforts to make corrections to errors reported in the Company's Technology as they are first made available to other distributors and licensees and will provide updates no later than they are first made available to other distributors or licensees.

     The Company will also deliver to Oracle certain modifications to the Company's Technology. If the Company fails to commence promptly the definition, design and development of such modifications, Oracle will have the option to terminate the License Agreement and the Company must refund to Oracle the Prepaid Sublicense Fee.

     If Oracle breaches the Merger Agreement in any material respect and fails to cure such breach within twenty business days after written notice or Oracle fails for any reason to pay the sublicense fees, then the Company has the option of terminating the License Agreement by providing Oracle with written notice of such termination within twenty business days after the date of the written notice of breach from Versatility to Oracle, which termination will not be effective unless and until Versatility refunds all but $360,000 of the Prepaid Sublicense Fee to Oracle within 180 days of providing Oracle with notice of termination of the License Agreement.

     The License Agreement will terminate upon repayment of the Prepaid Sublicense Fee and payment of the Termination Fee, if the Merger Agreement is being or has been terminated and Versatility is obligated to pay Oracle the Termination Fee, Versatility refunds to Oracle all of the Prepaid Sublicense Fee prior to or simultaneously with the payment of such Termination Fee, and the Termination Fee is paid in accordance with the terms of the Merger Agreement.


REGULATORY COMPLIANCE

     A certificate of merger must be filed on behalf of Versatility and Acquisition Sub with the Secretary of State of Delaware in order to effect the Merger.

     Except as described above, Versatility is not aware of any licenses or regulatory permits that are material to its business that might be adversely affected by the Merger, or of any approval or other action by any governmental, administrative or regulatory agency or authority which would be required prior to the Effective Time.


ACCOUNTING TREATMENT

     The Merger will be treated as a purchase for accounting purposes.


APPRAISAL RIGHTS

     If the Merger is consummated, a holder of record of shares of Common Stock who objects to the terms of the Merger may seek an appraisal under Section 262 of the DGCL ("Section 262") of the "fair value" of such holder's shares ("Appraisal Rights"). The following is a summary of the principal provi-sions of Section 262 and does not purport to be a complete description. A copy of Section 262 is attached to this Proxy Statement as Appendix C. Failure to take any action required by Section 262 will result in a termination or waiver of a stockholder's rights under Section 262.

     1. A stockholder electing to exercise Appraisal Rights must (a) deliver to Versatility, on or before Versatility stockholders vote on the Merger Agreement at the Special Meeting, a written demand for appraisal that is made by or on behalf of the person who is the holder of record of Common Stock for which appraisal is demanded and (b) not vote in favor of adopting the Merger Agreement. The demand must be delivered to Versatility at 11781 Lee Jackson Memorial Hwy., Seventh Floor, Fairfax, VA 22033, Attention: Kenneth T. Nelson. A proxy or vote against adopting the Merger Agreement does not constitute a demand. A stockholder electing to take such action must do so by a separate written demand that reasonably informs Versatility of the identity of the holder of record and of such stockholder's intention to demand appraisal of such holder's Common Stock.

     2. Only the holder of record of Common Stock is entitled to demand Appraisal Rights for Common Stock registered in that holder's name. The demand must be executed by or for the holder of record, fully and correctly, as the holder's name appears on the holder's stock certificates. If Common Stock is owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand should be executed in that capacity. If Common Stock is owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all owners. An authorized agent, including one of two or more joint owners, may execute the demand for appraisal for a holder of record; however, the agent must identify the owner or owners of record and expressly disclose the fact that, in executing the demand, the agent is acting as agent for the owner or owners of record.

     A holder of record, such as a broker, who holds Common Stock as nominee for beneficial owners may exercise a holder's right of appraisal with respect to Common Stock held for all or less than all of such beneficial owners. In such case, the written demand should set forth the number of shares of Common Stock covered by the demand. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock standing in the name of the holder of record.

     3. Within 10 days after the Effective Time, the Surviving Corporation will send notice of the effectiveness of the Merger to each person who prior to the Effective Time satisfied the foregoing conditions.

     4. Within 120 days after the Effective Time, the Surviving Corporation or any stockholder who has satisfied the foregoing conditions may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Common Stock. Stockholders seeking to exercise Appraisal Rights should not assume that the Surviving Corporation will file a petition to appraise the value of their Common Stock or that the Surviving Corporation will initiate any negotiations with respect to the "fair value" of such Common Stock. Accordingly, stockholders should initiate all necessary action to perfect their Appraisal Rights within the time periods prescribed in Section 262.

     5. Within 120 days after the Effective Time, any stockholder who has complied with the requirements for exercise of Appraisal Rights, as discussed above, is entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Common Stock not voted in favor of the Merger and with respect to which demands for appraisal have been made and the aggregate number of holders of such Common Stock. The Surviving Corporation is required to mail such statement within 10 days after it receives a written request to do so.

     6. If a petition for an appraisal is timely filed, after a hearing on the petition, the Delaware Court of Chancery will determine the stockholders entitled to Appraisal Rights and will appraise the Common Stock owned by such stockholders, determining its "fair value" exclusive of any element of value arising from the accomplishment or expectation of the Merger and will determine the amount of interest, if any, to be paid upon the value of the Common Stock of the stockholders entitled to appraisal. Any such judicial determination of the "fair value" of Common Stock could be based upon considerations other than or in addition to the price paid in the Merger and the market value of Common Stock, including asset values, the investment value of the Common Stock and any other valuation considerations generally accepted in the investment community. The value so determined for Common Stock could be more than, less than or the same as the consideration paid pursuant to the Merger Agreement. The Court may also order that all or a portion of any stockholder's expenses incurred in connection with an appraisal proceeding, including, without limitation, reasonable attorneys' fees and fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all Common Stock entitled to appraisal.

     7. Any  stockholder  who has duly demanded an appraisal in compliance  with
Section 262 will not, after the Effective Time, be entitled to distributions on that Common Stock (other than those payable or deemed to be payable to stockholders of record as of a date prior to the Effective Time).

     8. Holders of Common Stock lose the right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time, or if a stockholder delivers to the Surviving Corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the Merger, except that any such attempt to withdraw made more than 60 days after the Effective Time requires the Surviving Corporation's written approval. If Appraisal Rights are not perfected or a demand for Appraisal Rights is withdrawn, a stockholder will be entitled to receive the consideration otherwise payable pursuant to the Merger Agreement.

     9. If an appraisal proceeding is timely instituted, such proceeding may not be dismissed as to any stockholder who has perfected a right of appraisal without the approval of the Delaware Court of Chancery.


FEDERAL INCOME TAX CONSEQUENCES

     Upon consummation of the Merger each outstanding share of Common Stock (except for those with respect to which statutory appraisal rights are perfected or those owned by Oracle or any of its subsidiaries) will be converted into the right to receive the Merger Consideration. The following discussion is a summary of the principal federal income tax consequences of the Merger to stockholders of the Company whose shares of Common Stock are surrendered pursuant to the Merger (including Dissenting Stockholders who receive cash pursuant to the exercise of Appraisal Rights). The following discussion is for general information only, and may not apply to particular categories of stockholders, such as financial institutions, broker-dealers, tax-exempt entities, stockholders who acquired their shares of Common Stock pursuant to the exercise of employee stock options or other compensation arrangements with the Company and stockholders who are not citizens or residents of the United States. Furthermore, the discussion below applies only to the surrender of shares of Common Stock which are capital assets in the hands of the surrendering stockholder within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code").

     The following discussion of tax consequences is based upon the Code, the income tax regulations promulgated under the Code, Internal Revenue Service ("IRS") rulings and judicial decisions now in effect as of the date of this Proxy Statement, all of which are subject to change at any time. Any such change, which may or may not be retroactive, could alter the tax consequences to the stockholders as described herein. The discussion is not covered by an opinion of counsel, nor did the Company request a private letter ruling from the IRS with respect to any tax consequence of the Merger. Accordingly, no assurance can be given that the IRS will agree with the statements that appear below.

     BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH STOCKHOLDER IS URGED TO CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISOR TO DETERMINE THE APPLICABILITY OF THE GENERAL RULES DISCUSSED BELOW TO SUCH STOCKHOLDER AND THE PARTICULAR TAX EFFECTS OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND OTHER TAX LAWS.

     The receipt of cash pursuant to the Merger (including any cash received by Dissenting Stockholders pursuant to the exercise of Appraisal Rights) will be a taxable transaction for federal income tax purposes. In general, for federal income tax purposes, a stockholder will recognize gain or loss equal to the difference between the stockholder's adjusted tax basis in each surrendered share of Common Stock and the amount of cash received by the stockholder in exchange for such surrendered share (other than amounts received pursuant to statutory rights of appraisal that are denominated as interest). Such gain or loss will be a capital gain or loss. Amounts paid to Dissenting Stockholders as interest will be taxable as ordinary income.

     The effect of recognition of capital gain or loss on the federal income tax liability of each stockholder will depend in part on such stockholder's holding period(s) at the Effective Time for the shares of Common Stock surrendered pursuant to the Merger. Gain or loss recognized upon the surrender of shares with a holding period of more than 12 months will be treated as long-term capital gain or loss. In general, in the case of noncorporate stockholders (including individuals, estates and trusts), net long-term capital gains (after offset by capital losses) are subject to federal income tax at a maximum rate of 20%, and may be taxed at a lower rate depending on the amount of taxable income of such stockholder for such year. If the stockholder's holding period for the surrendered shares of Common Stock is one year or less, any gain recognized with respect to such shares will be treated as short-term capital gain, which is taxed at the same rates as ordinary income. For corporations, capital gains (whether long-term or short-term) are taxed at the same rate as ordinary income. Losses recognized on the surrender of any such shares will be capital losses and in general, may offset only other capital gains recognized by the stockholder during the year. Noncorporate stockholders may offset capital losses against up to $3,000 of ordinary income per year, and may carry forward unabsorbed capital losses to any subsequent taxable years and capital losses may only offset capital gains. Corporations generally may carry capital losses back to the three prior taxable years, and forward to the subsequent five taxable years.

     The receipt of cash by a stockholder of the Company pursuant to the Merger may be subject to backup withholding unless the stockholder (i) is a corporation or comes within certain other exempt categories, or (ii) provides a certified taxpayer identification number on Form W-9 and otherwise complies with the backup withholding rules. Upon the consummation of the Merger, the Payment Agent will forward to each stockholder a Form W-9 which, when properly completed and returned, would fulfill such identification procedures. Backup withholding generally applies if the stockholder fails to furnish such stockholder's social security number or other taxpayer identification number ("TIN"), or furnishes an incorrect TIN. Backup withholding is not an additional tax but merely a creditable advance payment which may be refunded to the extent it results in an overpayment of tax. Certain penalties apply for failure to furnish correct information and for failure to include reportable payments in income. Stockholders should consult with their own tax advisors as to the qualifications and procedures for exemption from backup withholding.


CERTAIN EFFECTS OF THE MERGER

     Upon consummation of the Merger, Acquisition Sub will be merged into the Company, the separate corporate existence of Acquisition Sub will cease, and the Company will continue as the Surviving Corporation. After the Effective Time, the present holders of Common Stock will no longer have any equity interest in the Company, will not share in the future earnings or growth of the Company and will no longer have rights to vote on corporate matters. The Company is currently subject to the information filing requirements of the Exchange Act, and in accordance therewith, is required to file reports and other information with the Commission relating to its business, financial statements and other matters. As a result of the Merger, there will cease to be any public market for Common Stock. Upon such event, the Surviving Corporation will apply to the Commission for the deregistration of the Common Stock under the Exchange Act. The termination of the registration of the Common Stock under the Exchange Act would make certain provisions of the Exchange Act (including the proxy solicitation provisions of Section 14(a), and the short-swing trading provisions of Section 16(b)) no longer applicable to the Company or the Surviving Corporation.

                        INFORMATION REGARDING THE COMPANY

     Versatility is a leading provider of client/server customer interaction software that enables businesses to automate and enhance their telesales, telemarketing and teleservicing capabilities. The Company's software products are designed to increase the productivity and revenue-generating capabilities of organizations operating call centers as they interact with existing and potential customers. The Company's products include desktop software applications, development and customization tools and optional server-based software services. A wide variety of leading computing platforms are supported allowing users to implement a scalable, flexible and interoperable software solution that can be used independently or as part of an integrated enterprise-wide customer interaction implementation. Versatility also offers fee-based professional, consulting and maintenance services to provide implementation, integration and ongoing support of the Company's software products.

     The Company's products are used by customers operating large and mid-sized call centers for activities including telebanking, claims servicing, customer service, consumer product telesales and other applications. Since introducing the Versatility Series in May 1995, the Company has licensed Versatility Series applications for use on over 12,000 agent desktops. The Company's customers include Avantel, S.A., British Telecommunications, Plc, ("BT"), Chase Card Members Services and Mellon Bank. Versatility markets its products and services to customers in a number of targeted industries, including the financial services and communications industries. The Company sells its software and services in the United States through a direct sales organization that focuses primarily on enterprise-wide, large-scale solutions with complex requirements. In addition, Versatility markets and sells software through value-added resellers ("VARs"), distributors and third party systems integrators, in the United States and internationally.

     Versatility provides a suite of software applications and related services that allow its customers to operate flexible and highly functional inbound and/or outbound call centers, which can significantly enhance their telephony-based sales and marketing capabilities. The Company's applications allow an organization to automate the most significant telephony-based customer interaction functions, including generating and qualifying sales leads, providing comprehensive product or service information, generating order quotes and processing and fulfilling customer orders. The Company's products are designed to support both formal call centers, typically involving large and mid-sized installations, and informal call centers, requiring a smaller scale implementation, for customers in the United States and internationally.

     The Company's products include a number of software applications which provide call center agents with desktop access to a variety of information in an easy-to-use graphical format, including customer identity and call history, comprehensive product descriptions such as features and benefits, and a list of related products or services which an agent can cross-sell or up-sell to the customer. The Company's software includes scripting capabilities which efficiently guide agents through each stage of the sales or service process, including initial contact, presentation of product offerings, responses to frequently asked questions or objections, quote generation, order taking and fulfillment. In addition, the Company's products can be tailored to the specific needs of the organization or marketing campaign and customized to match the skill sets of individual call center agents. The Company's products also facilitate the exchange of information between the call center and the organization's other information systems, allowing the organization to incorporate data generated in the call center into their other business operations. In addition to desktop applications, the Company's products include optional server-based software which allows customers to leverage CTI and other technologies to increase the speed and productivity of their telephony-based activities.

     The Versatility Series, the Company's principal product, uses an advanced, scalable three-tier client/ server architecture capable of supporting installations with more than 1,000 simultaneous users on a single server. The Versatility Series is highly customizable, allowing modification to suit a specific industry or application. The Versatility Series can also be integrated with the customer's information systems or with third party applications, such as help desk or field sales automation software, to provide a customer with a comprehensive, enterprise-wide customer interaction solution.

     The Company was incorporated as National Political Resources, Inc. in the District of Columbia in 1981 and merged into NPRI, Inc., a Virginia corporation, in July 1991. In January 1996, NPRI, Inc. reincorporated in Delaware. The Company changed its name to Versatility Inc. in June 1996. The Company's executive offices are located at 11781 Lee Jackson Memorial Highway, Seventh Floor, Fairfax, Virginia 22033, and its telephone number is (703) 591-2900. As used herein, the terms "Versatility" and the "Company" refer to Versatility Inc., its subsidiaries and the predecessors of Versatility Inc.


RECENT DEVELOPMENTS

     On March 12, 1998, the Company announced that it expected to restate its financial results for the fiscal year ended April 30, 1997 and the fiscal quarters ended July 31, 1997 and October 30, 1997, and that its Form 10-Q for the quarter ended January 31, 1998 would not be filed on time, all as a result of concerns over the accounting treatment of certain transactions, which the Company was examining. The report on Form 10-K/A included restated financial statements for the fiscal year ended April 30, 1997 and reported total revenues of $18.3 million rather than $27.4 million and a net loss of $7.9 million rather than net income of $1.9 million. The Company's restated Forms 10-Q for the quarters ended July 31, 1997 and October 30, 1997 and the Company's Form 10-Q for the quarter ended January 31, 1998 reported net losses of $3.7 million, $5.0 million and $9.5 million, respectively. At the time of the restatement, the Company believed that its cash on hand and cash flow from anticipated operating activities might not be sufficient to meet its ongoing obligations through the second quarter of fiscal 1999. As a result, the Company began seeking additional financing. The uncertainties regarding the Company's financial condition have had a material adverse affect on the Company's business, financial condition and results of operations. See "Management's Discussion and Analysis of Financial Condition and Results of Operation."

     Since February 1998, the Company has replaced substantially all of the Company's senior management. The Company's current President and Chief Operating Officer and current Chief Financial Officer joined the Company in February 1998, together with the new Senior Vice President of Operations. The Company's former President, Chairman and Chief Executive Officer resigned from all positions with the Company and the former Chief Financial Officer and Vice President in charge of sales have also left the Company.

     Between  April 1997 and February  1998,  the Company grew its work force to
256. In March and April 1998, the Company significantly reduced its workforce as a result of the Company's continued operating losses. On April 30, 1998 the Company employed 108 people in the United States and 26 in the Company's international unit.

     As a result of concerns over the accounting matters disclosed in the Company's March 12, 1998 press release, the NASD suspended trading of the Common Stock on Nasdaq on March 12, 1998 and instituted proceedings to remove the Common Stock from listing on Nasdaq. After the Company's release of restated financial information and the filing of the Company's Form 10-Q for the quarter ended January 31, 1998, Nasdaq's Listing and Qualifications Panel allowed the Common Stock to resume trading on May 5, 1998, contingent upon the Company's attainment of net tangible assets of $10 million by June 30, 1998. Although the Company requested an extension for 45 days from June 30, 1998, to secure needed financing and/or strategic alternatives, Nasdaq denied the request and delisted the Common Stock on July 20, 1998. The Common Stock began trading on the OTC Bulletin Board on July 21, 1998. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Factors Which May Effect Future Operating Results."

     The Company's restatement of its financial statements and delisting of the Common Stock from Nasdaq has had a material adverse impact on the Company's reputation, which could impair the Company's relationships with existing and potential customers, further weakening the Company's business, financial condition and results of operations. Certain of the Company's customers indicated after the restatements that they intended to postpone purchases of the Company's products and services until the Company secured financing or entered into a relationship with a strategic partner.

     On April 27, 1998, the Company engaged NMS to help the Company explore both financing and strategic options, including the possible sale of the Company.

     On August 20, 1998, Versatility entered into the Merger Agreement with Oracle and Acquisition Sub which provides for the Merger.

     In connection with the Merger Agreement, the Company, Oracle and the Bank entered into a Loan Modification, Consent and Forbearance Agreement (the "Loan Modification Agreement") whereby, subject to the terms of the Loan Modification Agreement, the Bank agreed to forebear from exercising certain remedies available to it as a result of the Company's existing defaults under the loan agreements with the Bank until the earlier of December 31, 1998 and the consummation of the Merger. The Bank's continuing forbearance will terminate upon the termination of the Merger Agreement or the Company filing a petition for bankruptcy, becoming subject to any petition seeking bankruptcy or reorganization, seeking or consenting to the appointment of a trustee, receiver or liquidation, or becoming subject to a decree of bankruptcy. The Bank also agreed to allow the Company and Oracle to enter into the License Agreement, to waive the anti-dilution provisions applicable to its warrant to purchase 100,000 shares of Common Stock during the period of forbearance and to terminate the Warrant Agreement between the Company and the Bank upon consummation of the Merger. The Company agreed to deposit into an account at the Bank any refund that the Company may receive from the IRS and/or the Commonwealth of Virginia and agreed to withdraw such funds only pursuant to a cash plan approved by the Bank.


PRODUCTS

     The Company's products include the Versatility Series, a suite of modular applications that includes optional software-based marketing and telephony services. The Versatility Series can be modified with available customization tools and is designed to support customers with large user populations.

     Versatility Series. The Versatility Series is generally marketed to large organizations operating formal call centers. At the core of the Versatility Series are the Versatility Call Center Applications, which allow call center agents to effectively conduct telemarketing, telesales and customer services activities. Versatility Series customers purchase one of the Versatility Call Center Applications and usually purchase one or more optional services from either the Versatility Marketing Management Services or the Versatility Open Telephony Services.

     The Versatility Series includes applications to address telemarketing, telesales and customer services activities. The Versatility Series supplies a call center agent with customer information as an outbound telephone call is made or as an inbound call is routed to that agent. Once customer contact is made, an agent can access product information, such as features, benefits and commonly asked questions, in order to effectively and accurately market and sell that product. An agent can then click to descriptions of other products to cross-sell or up-sell. To close a sale, an agent can access on-line order taking and fulfillment capabilities. Building on these core functions, the Versatility Series provides additional capabilities to generate on-line quotes, readily access information regarding discounts and schedule automatic customer call-backs.

     All Versatility Call Center Applications are Windows-based and are integrated with the Versatility PowerGuide facility, a presentation support tool providing call guides and scripting capabilities. Versatility PowerGuide enables selling scripts to be tailored to the needs of the company or marketing campaign and customized to match the skill sets of particular telemarketing agents. Versatility PowerGuide can integrate with one or more external applications, such as word processing, spreadsheet, and graphics presentation applications, using Microsoft's Dynamic Data Exchange standard or OLE Automation to exchange information between applications. Versatility PowerGuide can also be used to generate Microsoft Visual Basic forms and applications.

     Versatility Call Center Applications allow customers to develop many versions of the application which can be tailored extensively and used simultaneously. For example, a call center may want to have a different application design and functionality for each marketing and selling campaign. Each tailored application can be augmented by its own tailored Versatility PowerGuide session.

     In addition to Versatility Call Center Applications, the Versatility Series provides network server services, called the Versatility Marketing Management Services, which provide the call center network and its managers with a number of capabilities, including list, database and campaign management,


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



adaptive marketing, statistical tracking, data warehousing, decision support, document production, integration with document management systems and centralized call center operations management. Additionally, the Versatility Series CTI services, called Versatility Open Telephony Services, help integrate the telephone and computer systems, provide functions such as screen-based telephony, "screen pops" in which relevant caller information appears on an agent's screen as an inbound call arrives or as an outbound call is initiated, predictive dialing of outbound campaigns, coordination of service levels, inbound and outbound dynamic call blending and IVR integration and coordination.

     All Versatility Series products are licensed based on the total number of concurrent desktop users. The U.S. list price of the Versatility Series is $1950 per license which includes Versatility Telesales/Teleservice, Versatility PowerGuide, and Versatility OpenTel. Specific add-ons differ depending on whether a customer's business model calls for an inbound only, outbound only, or blended (inbound/outbound) center. These modules include Versatility Predictive and Versatility Campaign Plus for outbound, and Versatility Call Blending for blended centers. Other optional modules sold depend on the interfaces to the customer interaction center and include Versatility OpenWeb for integrating the Web with the call center, and Versatility IVR for integrating IVR with the call center. The U.S. list price of these modules ranges from $200 to $1,000 per user per service. A majority of the revenue from the Versatility Series products has been derived from contracts with customers in amounts in excess of $200,000.

     Federal, state and foreign law, including the Telephone Consumer Protection Act of 1991 (the "TCPA") and the Federal Fair Debt Collection Practices Act, regulate certain uses of outbound call processing systems. Although compliance with these laws may limit the potential uses of the Company's products in some respects, the Company's products can be programmed to operate automatically in full compliance with these laws through the use of appropriate calling lists and calling campaign time parameters. There can be no assurance, however, that future legislation further restricting telephone solicitation practices, if enacted, would not adversely affect the Company.


SERVICES

     Versatility provides fee-based maintenance and support services designed to increase the effectiveness and ongoing performance of its customer's call center operations and to increase the Company's revenue base. As of July 31, 1998, the Company employed 51 employees providing professional services, maintenance and training.

     Professional Services. The Company's consultants work closely with customers to provide assistance with application implementation and customization, interface development, communications and information systems integration, planning and project management. Fees for professional services are charged separately from the Company's software product licenses and are charged on a time-and-materials basis or for a fixed fee.

     Maintenance. Maintenance services are available for an annual fee equal to a percentage of the total license price. Maintenance services include software updates, maintenance releases and technical support. The Company offers telephone, pager, electronic mail, dialup modem and facsimile customer support. The Company also provides customers with technical bulletins, weekly status reports and ongoing communications on new features or products under development.

     Training. The Company offers a comprehensive set of training courses covering systems administration, specific training on certain product modules and project team training, as well as training courses for the Company's resellers. Training classes are offered at the Company's offices in Fairfax, Virginia and Aldermaston, U.K. The Company also provides extensive on-site training services for most enterprise installations, including customized training for each customer. Fees for education and training are generally charged in addition to the license fees and are charged on a per-student, per-class or time-and-materials basis.


CUSTOMERS

     Since introducing the Versatility Series in May 1995, the Company has licensed Versatility Series applications for use on over 12,000 agent desktops. For the fiscal year ended April 30, 1998, the Company's two largest customers accounted for 39.1% of the Company's total revenue, of which one cus-


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



tomer, BT, accounted for 22.4% and another, Century Telecom accounted for 16.7%. Historically, large sales to a limited number of customers has accounted for a significant percentage of the Company's total revenue in any particular period. Revenue from customers outside the United States accounted for 40.8%, 54.6% and 39.0% of the Company's total revenue for fiscal 1996, 1997 and 1998, respectively.


TECHNOLOGY AND PRODUCT DEVELOPMENT

     The Company's core technology was designed to facilitate the development and customization of enterprise-wide customer interaction applications which are interoperable with other applications and can be used by a wide variety of customers. The Company's applications are built upon a common core architecture that is designed to leverage efficiently the performance and scalability of client/server computing and object-oriented development methodologies. Versatility believes that its product architecture allows it to craft tailored solutions for its customers and to simplify and facilitate new product development.

     The Versatility Series products are built using a highly scalable and flexible three-tier client/server model which takes advantage of the difference in computing power between the desktop client and the server to free-up limited desktop computing power and memory. The Company's products support a number of client computing platforms, such as Microsoft Windows 95 and Microsoft Windows NT; leading relational databases from Oracle, Sybase, and Microsoft; and server operating systems, such as Microsoft Windows NT Server and various versions of Unix. The Company's products have been developed using Microsoft Visual C++, Microsoft Visual Basic, Microsoft Foundation Classes and Centura Team Developer.

     Versatility began the development of products based on a client/server architecture in November 1993. The Company made substantial investments in new product development in 1994 and introduced the Versatility Series in May 1995. The Company continues to improve and enhance the functionality of its existing products.

     The Company's current development efforts include the completion of the first industry specific version of the Versatility Series - Versatility Financial Services. This financial industry vertical version is due to ship in early 1999 and is designed to significantly lower the customization efforts and costs by pre-building many of the vertical components typically requiring customization during the deployment of the customer interaction application.

     In June 1997, Versatility introduced the industry's first components-based application architecture and delivered the initial products that contained components -- Versatility Telesales/Teleservice v3.0 and Versatility PowerGuide v2.0 of this component based framework. The Company will be working over the next fiscal year to deliver the architecture and other components surrounding what is now called the Versatility Framework.

     Versatility continues to significantly expand the CTI middleware options supported by Versatility OpenTel. Versatility OpenTel is the window on telephony for the desktop and provides the desktop application with access to various PBX, ACD, and IVRs. In the past, Versatility OpenTel primarily supported the Dialogic CT-Connect CTI product that was resold by Versatility. Now, Versatility OpenTel either supports or will support within the next three months Genesys' T-Server product, Nabnasset's VESP product, and the Microsoft TAPI 2.1 standard in addition to CT-Connect.

     Lastly, Versatility continues to do integration work with Nortel's new Symposium platform. In May 1997, the two companies announced the selection of Versatility as a Nortel Symposium Partner which provides for the reselling of the Versatility products by the various Nortel distributors and resellers in the U.S. In addition, Nortel is bundling parts of the Versatility product line into one of its Symposium Agent products and acting as an OEM to Versatility.

     As of July 31, 1998, the Company's research and development and quality assurance staff consisted of 25 employees. The Company's total expenses for research and development for fiscal years 1996, 1997 and 1998 were $2.1 million, $2.9 million and $4.4 million, respectively.


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



     The Company's future prospects will depend on its ability to enhance its current products and to develop and introduce new products on a timely basis that keep pace with technological developments, emerging industry standards and the increasingly sophisticated needs of its customers and markets. There can be no assurance that the Company will not experience difficulties that could delay or prevent the successful development, introduction and marketing of these products, or that its new products and product enhancements will adequately meet the requirements of the marketplace and achieve market acceptance. Furthermore, changing resource allocations can delay new products and certain product enhancements. If the Company is unable, for technological or other reasons, to develop and introduce new products or enhancements, the Company's business, financial condition and results of operations will be materially adversely affected. In addition, software products as complex as those offered by the Company may contain undetected errors or failures when first introduced or when new versions are released. The Company has in the past discovered software errors in certain of its new products or enhancements and has experienced delays or lost revenue during the period required to correct these errors. Although the Company has not experienced material adverse effects resulting from such errors to date, there can be no assurance that, despite testing by the Company and by current and potential customers, errors will not be found in new products or releases after commencement of commercial shipments, resulting in loss of or delay in market acceptance, which could have a material adverse effect upon the Company's business, financial condition and results of operations.


SALES AND MARKETING

     Sales. The Company believes that the coordinated use of multiple selling channels is required to reach a diverse and growing base of prospective customers. Based on their telemarketing strategies and buying patterns, these prospective customers can be divided into three groups: (i) customers with large-scale installations which are best served through direct sales teams, (ii) customers with large-scale installations who require turnkey system solutions from third party systems integrators, and (iii) customers with mid-sized installations who need basic solutions that can be purchased relatively inexpensively and can be quickly implemented. To address these groups, in November 1995, the Company established four strategic selling units to focus attention and specific solutions to targeted selling channels and markets. These four selling units were Enterprise Solutions, Alliances, Channels and International. Enterprise Solutions consists of two selling groups, which sell directly to specific vertical markets, financial institutions and communications services companies. In February 1997, Alliances and Channels were combined, becoming Commercial Markets, which focuses on other opportunities in other commercial markets, most of which are sold through third party resellers. In May 1998, the Commercial Markets Group was discontinued and the Company focused on rebuilding its direct sales force. The International selling unit sells directly to customers in the U.K.

     Enterprise Solutions. Enterprise Solutions consists of two selling groups, Financial Services and Telecommunications. These direct sales units focus on the financial services and communications industries throughout North America. They market the Versatility Series to large organizations that require a customized and integrated call center application.

     International.   During  fiscal  year  1997  and  fiscal  year  1998,   the
international selling unit marketed the Versatility Series products to third party systems integrators, distributors and resellers outside of North America. This selling unit had regional sales and support teams covering Western Europe, the Middle East and certain African countries. The International selling unit is headquartered in Aldermaston, U.K. Effective June 1, 1998, the Company signed a non-exclusive distribution agreement with Cincom Systems, Inc. This non-exclusive agreement included Cincom's absorption of Versatility's international distribution channels. As a result of the transaction Versatility has eliminated all its direct sales and support operations outside of the U.K.

     Marketing. The Company's marketing efforts supports the Company's selling strategy. The Company's marketing programs include product management, product marketing, maintenance and enhancement of the Company's Web site, direct marketing, public relations, press and analyst communications and event support. As of July 31, 1998, the Company's marketing department consisted of 6 employees.


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



COMPETITION

     The market for the Company's products is intensely competitive, highly fragmented and subject to rapid change. Because the Company offers multiple applications that can be purchased separately or integrated as part of the Versatility Series, the Company competes with a variety of companies depending on the target market for their applications software products. The Company's principal competitors in the customer interaction software market are
Information Management Associates, Inc., Scopus Technology, Inc., and The Vantive Corporation. For installations where telephony functions are of prime importance, competitors include Davox Corporation, Early Cloud and Company (a division of IBM) and EIS International, Inc. The Company also competes with third party professional service organizations that develop custom software and with the information technology departments of potential customers. The Company's potential competitors also include a number of large hardware and software companies that may develop or acquire products that compete with the Company's products. The Company believes that the principal competitive factors affecting its market include product features such as flexibility, scalability, interoperability, functionality and ease of use, as well as product reputation, quality, performance, price, customer service and support, the effectiveness of sales and marketing efforts and vendor reputation. Although the Company believes that its products currently compete favorably with respect to such factors, there can be no assurance that the Company can maintain its competitive position against current and potential competitors, especially those with significantly greater financial, marketing, service, support, technical and other resources.

     In addition, the Company believes that existing competitors and new market entrants will attempt to develop fully integrated customer interaction solution applications suites that may include call center telesales and telemarketing applications which provide comparable functionality to the Company's existing applications. The Company also expects that competition will increase as a result of software industry consolidation. Current and potential competitors have established or may establish cooperative relationships among themselves or with third parties to increase the ability of their products to address the needs of the Company's potential customers. Accordingly, it is possible that new competitors or alliances among competitors will emerge and rapidly acquire significant market share.

     Increased competition is likely to result in price reductions, reduced operating margins and loss of market share, any of which could materially adversely affect the Company's business, financial condition and results of operations. Many of the Company's current and potential competitors have significantly greater financial, technical, marketing and other resources than the Company. As a result, they may be able to respond more quickly to new or emerging technologies and changes in customer requirements, or to devote greater resources to the development, promotion and sale of their products than can the Company. There can be no assurance that the Company will be able to compete successfully against current and future competitors or that competitive pressures faced by the Company will not materially adversely affect its business, financial condition and results of operations.


INTELLECTUAL PROPERTY AND OTHER PROPRIETARY RIGHTS

     The Company relies on a combination of copyright, trade secret and trademark laws, confidentiality procedures and contractual provisions to protect its proprietary rights in its products and technology. The Company does not rely upon patent protection and does not currently expect to seek patents on any aspects of its technology. There can be no assurance that the confidentiality agreements and other methods on which the Company relies to protect its trade secrets and proprietary technology will be adequate. Further, the Company may be subject to additional risks as it enters into transactions in countries where intellectual property laws are not well developed or are poorly enforced. Legal protections of the Company's rights may be ineffective in such countries. Litigation to defend and enforce the Company's intellectual property rights could result in substantial costs and diversion of resources and could have a material adverse effect on the Company's business, financial condition and results of operations, regardless of the final outcome of such litigation. Despite the Company's efforts to safeguard and maintain its proprietary rights both in the United States and abroad, there can be no assurance that the Company will be successful in doing so, or that the steps taken by the Company in this regard will be adequate to deter misappropriation or independent third-party development of the Company's technol-ogy or to prevent an unauthorized third party from copying or otherwise obtaining and using the Company's products or technology. There also can be no assurance that others will not independently develop similar technologies or duplicate any technology developed by the Company. Any such events could have a material adverse effect on the Company's business, financial condition and results of operations.

     The Company has entered into agreements with a number of its customers requiring the Company to place its source code in escrow. These escrow agreements typically provide that these customers have a limited, non-exclusive right to use such code in the event that there is a bankruptcy proceeding by or against the Company, if the Company ceases to do business or if the Company fails to meet its support obligations. Entering into such agreements may increase the likelihood of misappropriation by third parties.

     As the number of customer interaction software applications in the industry increases and the functionality of these products further overlaps, software development companies like the Company may increasingly become subject to claims of infringement or misappropriation of the intellectual property rights of others. There can be no assurance that third parties will not assert infringement or misappropriation claims against the Company in the future with respect to current or future products. Any claims or litigation, with or without merit, could be time-consuming, result in costly litigation, cause product shipment delays or require the Company to enter into royalty or licensing arrangements. Such royalty or licensing arrangements, if required, may not be available on terms acceptable to the Company, if at all, which could have a material adverse effect on the Company's business, financial condition and results of operations. Adverse determinations in such claims or litigation could also have a material adverse effect on the Company's business, financial condition and results of operations.


REGULATORY ENVIRONMENT

     Federal, state and foreign laws regulate certain uses of outbound call processing systems. The TCPA prohibits the use of automatic dialing equipment to call emergency telephone lines, health care and similar facility patient telephone lines, and telephone lines where the called party is charged for incoming calls, such as those used by pager and cellular phone services. The TCPA prohibits use of such equipment to engage two or more lines of a multi-line business simultaneously. Among other things, the TCPA required the Federal Communications Commission ("FCC") to create regulations protecting residential telephone subscribers from unwanted telephone solicitations. The rules adopted by the FCC require that telemarketers maintain a company-specific "do-not-call list" which contains the names and numbers of residential subscribers who do not want to receive calls. An entity which has an "established business relationship" with a party it calls and tax-exempt nonprofit organizations are exempt from do-not-call lists. The rules also require that telemarketers may call consumers only after 8 a.m. and before 9 p.m., local time. Certain states have enacted similar laws limiting access to telephone subscribers who object to receiving solicitations. Although compliance with these laws may limit the potential use of the Company's products in some respects, the Company's systems can be programmed to operate automatically in full compliance with these laws through the use of appropriate calling lists and calling campaign time parameters. There can be no assurance, however, that future legislation further restricting telephone solicitation practices, if enacted, would not adversely affect the Company.


EMPLOYEES

     As of July 31, 1998, the Company had 110 full-time employees, of which 91 were based in the United States and 19 were based internationally. None of the employees of the Company are covered by a collective bargaining agreement. The Company considers its relations with its employees to be good.

     The Company believes its future prospects will depend in large part on the Company's ability to recruit and retain qualified employees, especially experienced software engineering and sales personnel. The competition for such personnel is intense. There can be no assurance that the Company will be successful in retaining or recruiting key personnel.


PROPERTIES

     The Company's principal administrative, sales, marketing, support, and research and development facility is located in 41,940 square feet of modern office space in Fairfax, Virginia. This facility is leased to the Company through 2004. The Company also leases 6,600 square feet in Aldermaston, U.K. Management believes its current facilities are adequate.


LEGAL PROCEEDINGS

     Between March 6, 1998 and April 8, 1998 the Company and certain of its current and former officers and directors, among others, were sued in various putative securities class actions filed in the United States District Court for the Southern District of New York and the United States District for the
Eastern District of Virginia, as follows: Thomas Esposito, et al. v. Versatility Inc., et al. (S.D.N.Y.); Tammy Newsman v. Versatility Inc., et al. (S.D.N.Y.); Sam Succar v. Versatility Inc. et al. (S.D.N.Y.); Thomas K. Doyle
v. Versatility Inc. et al. (E.D. VA); and Steven Bowen v. Versatility Inc. et al. (S.D.N.Y.) (together "the putative class actions"). Collectively, the putative class actions asserted claims under Sections 11, 12(2) and 15 of the Securities Act and Sections 10(b) and 20(a) of the Exchange Act for alleged misrepresentations and omissions in connection with the Commission public filings and other public statements made by the Company. Among other allegations, each of the putative class actions alleged that the Company misrepresented its financial results and its accounting practices during the period of December 12, 1996 through March 12, 1998, including in the Company's initial public offering ("IPO") Prospectus. The complaints in certain of the putative class actions also asserted, among other allegations, that the Company and certain of the other defendants made misrepresentations in the IPO
Prospectus and thereafter regarding the performance capabilities of the Company's CallCenter product. See "Management Discussion and Analysis of Financial Condition and Results of Operations -- Factors Which May Effect Future Operating Results."

     Versatility has executed a settlement agreement with the plaintiffs in the putative class actions currently pending against the Company. The settlement agreement has been filed with the court and is conditioned upon the execution and filing with the court of a definitive agreement of settlement and final court approval.

     Under the proposed settlement, the putative class actions would be dismissed and a settlement fund would be created for the members of the proposed class consisting of $3.5 million in cash, which represents proceeds from Versatility's directors' and officers' liability insurance and related recoveries by the Company. In addition, as part of the settlement, an aggregate of 350,000 shares of Common Stock will be transferred to the Company by certain defendants other than the Company in settlement of the claims against them. Thereafter, the Company will issue 750,000 shares of the Common Stock for the benefit of the proposed plaintiff class, 350,000 shares of which will be in substitution of shares provided by those certain defendants in settlement of the claims against them.

     Since March 1998, the Company has been responding to informal requests for information from the Commission relating to certain of the Company's financial matters. In May 1998, the Company was advised by the Commission that it had obtained a formal order of investigation so that, among other matters, it may utilize subpoena powers to obtain information relevant to its inquiry. The Commission has and may in the future utilize its subpoena powers to obtain information from various officers, directors and employees of the Company and from persons not presently associated with the Company. If, after completion of its investigation, the Commission finds that violations of the federal securities laws have occurred, the Commission has the authority to order persons to cease and desist from committing or causing such violations and any future violations. The Commission may also seek administrative, civil and criminal fines and penalties and injunctive relief. The Department of Justice has the authority in respect of criminal matters. There can be no assurance as to the timeliness of the completion of the investigation or as to the final result thereof, and no assurance can be given that the final result of the investigation will not have a material adverse effect on the Company. The Company is cooperating fully with the investigation, and has responded and will continue to respond to requests for information in connection with the investigation.

     One of the Company's former VARs had filed a claim for arbitration (non-binding) against the Company asserting, among other things, that the Company misrepresented the functionality of its products and wrongfully terminated the VAR's reseller agreement, and claiming not less than $1.0 million in damages. The Company defended this action in arbitration proceedings. In April 1997, the arbitration panel awarded $267,000 in net damages to the plaintiff in the proceedings. The arbitration panel's decision was appealed. In August 1997, the Company settled the litigation with the former VAR for $250,000. The Company recorded a one-time charge in the quarter ending July 31, 1997 related to this litigation for $500,000, which included the settlement charge and other costs and expenses associated with the litigation.

     A former customer sought damages in excess $1.0 million for alleged breaches of contract and warranties, as well as alleged misrepresentations. On April 16, 1998, the Company filed a response denying the allegations and counter-claiming for damages in excess of $400,000 for breach of contract. On August 14, 1998 the Company reached an agreement and settled this litigation for $100,000. The Company recorded the settlement costs in the first quarter of fiscal 1999.

     A customer of a Versatility reseller has sued for damages for an amount of not less than $1,000,000. In December 1997, the District Court dismissed the action. In February 1998, essentially the same claim was made in a different District Court. In October 1998, the Company reached a settlement in principal with the customer, subject to the signing of a definitive settlement agreement, for $75,000.

                          INFORMATION REGARDING ORACLE

ORACLE CORPORATION

     Oracle is the world's leading supplier of software products for information management and the world's second largest software company. Oracle's software products can be categorized into three primary product families: Server Technologies, Application Development and Business Intelligence Tools and Business Applications. Oracle's Technologies family of products consists of distributed database servers, connectivity products and gateways. The Oracle8 DBMS is the key component of Oracle's Server Technologies database offering for storing, manipulating and retrieving relational, object- relational, multi-dimensional text, spatial, video and other types of data. Oracle's Application Development Tools consist of a set of software products capable of building database applications for deployment in both client-server and web environments. Oracle also provides a complete set of Business Intelligence tools allowing users to report, query and analyze data held in an operational system or data warehouse. Oracle's Business Applications products consist of over 45 integrated software modules for financial management, supply chain management, manufacturing, project systems, human resources and front office applications. Oracle's principal products run on a broad range of computers, including mainframe, massively parallel, clustered, symmetrical multi-processing, minicomputers, workstations, personal computers and laptop computers and over 85 different operating systems, including UNIX, Windows and Windows NT. In addition to software products, Oracle offers consulting, education, support and systems integration services in support of its customers' use of its software products.

     Oracle was incorporated on October 29, 1986 in connection with a reincorporation of Oracle's predecessor in Delaware, which was completed on March 12, 1987. Oracle's former primary operating subsidiary, Oracle Corporation, a California corporation, was incorporated in June 1977. In May 1995, Oracle Corporation was merged into Oracle Systems Corporation, a Delaware corporation, whose name was changed to Oracle Corporation. Unless the context otherwise requires, "Oracle" refers to Oracle Corporation, its predecessor and its subsidiaries. Oracle maintains its executive offices and principal facilities at 500 Oracle Parkway, Redwood City, California 94065. Its telephone number is (650) 506-7000.


AQX ACQUISITION CORPORATION

     Acquisition Sub is a Delaware corporation organized on August 13, 1998 in connection with the Merger. Acquisition Sub's principal executive offices are located at 500 Oracle Parkway, Redwood City, California 94065. Oracle is the sole stockholder of Acquisition Sub. Prior to the Merger, Acquisition Sub will not have any significant assets or liabilities (other than its rights and obligations in connection with the Merger Agreement) and will not engage in any activities other than those incident to its formation and the transactions contemplated by the Merger Agreement. Pursuant to the terms of the Merger Agreement, at the consummation of the Merger, Acquisition Sub will be merged with and into the Company, and Acquisition Sub will cease to exist.

                  SELECTED FINANCIAL DATA FOR VERSATILITY INC.

     The following table presents certain summary selected consolidated financial data of Versatility as of and for each of the five years in the period ended April 30, 1998 and for the quarters ended July 31, 1997 and 1998. This financial data was derived from the audited historical consolidated financial statements for the years ended April 30, 1994, 1995, 1996, 1997, and 1998 and unaudited financial statements for the quarters ended July 31, 1997 and 1998 of Versatility and should be read in conjunction with the "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained elsewhere in this Proxy Statement and the consolidated financial statements and notes thereto included herein.

                                                                     YEAR ENDED APRIL 30,
                                                  -----------------------------------------------------------
                                                     1994       1995        1996        1997         1998
                                                  --------- ------------ ---------- ------------ ------------
                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
Consolidated Statement of Operations Data:

Revenue:
 License revenue ................................  $5,393     $8,045      $10,345     $ 10,255    $   9,306
 Service and maintenance revenue ................   2,987      3,440        6,190        8,054        9,847
 Total revenue ..................................   8,380     11,485       16,535       18,309       19,153

Cost of revenue:
 License revenue ................................   1,924      1,493          573        1,098        3,546
 Service and maintenance revenue ................   2,056      2,385        4,267        5,868       13,345
 Total cost of revenue ..........................   3,980      3,878        4,840        6,966       16,891
 Gross margin ...................................   4,400      7,607       11,695       11,343        2,262

Operating expenses:
 Selling, general and administrative ............   3,717      4,550        7,770       16,751       22,247
 Research and development .......................     389        711        2,074        2,892        4,393
 Litigation settlement and related costs (2).....      --         --           --           --        2,524
 Depreciation and amortization ..................     133        365          161          281          580
 Write-off of capitalized software (3) ..........      --         --          829           --           --
 Total operating expenses .......................   4,239      5,626       10,834       19,924       29,744
 Income (loss) from operations ..................     161      1,981          861       (8,581)     (27,482)
 Interest income (expense), net .................     (20)          (9)         3          404          456
 Income (loss) before provision (benefit) for
   income taxes .................................     141      1,972          864       (8,177)     (27,026)
 Provision (benefit) for income taxes ...........      31        715          207         (323)          --
 Net income (loss) ..............................  $  110     $1,257      $   657     $ (7,854)   $ (27,026)
                                                   ======     ========    =======     ========    =========
 Dividends accreted on preferred stock ..........      --         --          (88)        (176)          --
 Income available (attributable) to common
   shareholders .................................      --         --          569       (8,030)     (27,026)
 Net income (loss) per share (1) ................  $ 0.03     $ 0.31      $  0.14     $  (1.53)   $   (3.62)
                                                   ======     ========    =======     ========    =========
 Average common and common equivalent
   shares outstanding (1) .......................   4,000      4,000        4,000        5,241        7,461
                                                   ======     ========    =======     ========    =========
                                                       THREE MONTHS
                                                      ENDED JULY 31,
                                                  -----------------------
                                                      1997        1998
                                                  ----------- -----------
                                                        (UNAUDITED)
Consolidated Statement of Operations Data:

Revenue:
 License revenue ................................  $  2,044    $  1,879
 Service and maintenance revenue ................     3,887       1,742
 Total revenue ..................................     5,931       3,621

Cost of revenue:
 License revenue ................................       664         371
 Service and maintenance revenue ................     3,276       1,300
 Total cost of revenue ..........................     3,940       1,671
 Gross margin ...................................     1,991       1,950

Operating expenses:
 Selling, general and administrative ............     4,333       2,862
 Research and development .......................       962         658
 Litigation settlement and related costs (2).....       500         244
 Depreciation and amortization ..................        98         170
 Write-off of capitalized software (3) ..........        --          --
 Total operating expenses .......................     5,893       3,934
 Income (loss) from operations ..................    (3,902)     (1,984)
 Interest income (expense), net .................       249        (134)
 Income (loss) before provision (benefit) for
   income taxes .................................    (3,653)     (2,118)
 Provision (benefit) for income taxes ...........        --          --
 Net income (loss) ..............................  $ (3,653)   $ (2,118)
                                                   ========    ========
 Dividends accreted on preferred stock ..........        --          --
 Income available (attributable) to common
   shareholders .................................    (3,653)     (2,118)
 Net income (loss) per share (1) ................  $  (0.50)   $  (0.28)
                                                   ========    ========
 Average common and common equivalent
   shares outstanding (1) .......................     7,321       7,593
                                                   ========    ========

                                                                          APRIL 30,                           JULY 31,
                                                  --------------------------------------------------------- ------------
                                                     1994       1995        1996        1997        1998        1998
                                                  --------- ----------- ----------- ------------ ---------- ------------
                                                                                                             (UNAUDITED)
Consolidated Balance Sheet Data:
 Cash and cash equivalents ......................  $  192     $ 1,414     $ 2,280     $ 18,826    $ 5,591     $    879
 Working capital (deficiency) ...................    (573)        446       5,028       25,355       (765)      (2,392)
 Total assets ...................................   2,060       4,288       9,631       37,090     15,546       10,511
 Long-term debt, less current portion ...........     114          51          70           25         73           61
 Redeemable convertible preferred stock .........      --          --       3,561           --         --           --
 Stockholders' equity (deficit) .................      75       1,331       1,834       28,168      1,543         (295)
 Book value per share ...........................    0.02        0.33        0.46         3.42       0.21         (0.4)

----------
(1) Calculated on the basis described in Note 1 of Notes to Consolidated Financial Statements. Basic and diluted income (loss) per share are the same for all years presented.

(2) As discussed in Note 6 to the Consolidated Financial Statements, the Company has recorded charges related to the settlement of the class action and other litigation.

(3) As discussed in Note 1 to the Consolidated Financial Statements, the Company wrote off capitalized software totaling $829,000.

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

     The Company's revenue is derived principally from two sources: (i) product license fees for the use of the Company's software products and (ii) service fees for implementation, maintenance, consulting and training related to the Company's software products. In November 1993, the Company began developing applications based on the client/server architecture that culminated with the release of the Versatility Series in May 1995. Since fiscal 1996, substantially all of the Company's revenue was derived from sales or services related to the Versatility Series.

     The Company's contracts with its customers often involve significant customization and installation obligations. In these situations, license revenue is recognized based on the percentage of completion method, which is based on the achievement of certain performance milestones as defined in the contracts. When the Company is under no obligation to install or customize the software, license revenue is recognized upon shipment as long as cash collection is probable. Service revenue for implementation, consulting services and training is generally recognized as the services are performed. Revenue from maintenance services is recognized ratably over the term of the service agreement. An allowance for doubtful accounts receivable and sales has been recorded which is considered adequate to absorb currently estimated bad debts and disputed amounts in these accounts.

     Revenue from customers outside the United States accounted for 35.4% and 38.8% of the Company's total revenue for the first three months of fiscal 1998 and 1999, respectively. While the Company's expenses incurred in foreign countries are typically denominated in the local currencies, revenue generated by the Company's international sales typically is paid in U.S. dollars or British pounds. Although exposure to currency fluctuations to date has not been considered significant, there can be no assurance that fluctuations in currency exchange rates in the future will not have a material adverse impact on the Company's international operations. The Company currently does not engage in hedging activities.

     The following table sets forth certain financial data for the periods indicated as a percentage of total revenue:

                                                            PERCENTAGE OF TOTAL REVENUE          PERCENTAGE OF TOTAL REVENUE
                                                               YEAR ENDED APRIL 30,              THREE MONTHS ENDED JULY 31,
                                                     -----------------------------------------   ---------------------------
                                                        1996          1997            1998           1997           1998
                                                     ----------   ------------   -------------   ------------   ------------
Revenue:
 License revenue .................................       62.6%         56.0%           48.6%          34.5%          51.9%
 Service and maintenance revenue .................       37.4          44.0            51.4           65.5           48.1
                                                        -----         -----          ------          -----          -----
   Total revenue .................................      100.0         100.0           100.0          100.0          100.0
                                                        -----         -----          ------          -----          -----
Cost of revenue:
 License revenue .................................        3.5           6.0            18.5           11.2           10.3
 Service and maintenance revenue .................       25.8          32.1            69.7           55.2           35.9
                                                        -----         -----          ------          -----          -----
   Total cost of revenue .........................       29.3          38.1            88.2           66.4           46.2
                                                        -----         -----          ------          -----          -----
Gross margin .....................................       70.7          61.9            11.8           33.6           53.8
                                                        -----         -----          ------          -----          -----
Operating expenses:
 Selling, general and administrative .............       47.0          91.5           116.2           73.1           79.0
 Research and development ........................       12.5          15.8            22.9           16.2           18.2
 Litigation settlement and related costs .........         --            --            13.2            8.4            6.7
 Depreciation and amortization ...................        1.0           1.5             3.0            1.7            4.7
 Write-off of capitalized software--... ..........        5.0            --              --             --             --
                                                        -----         -----          ------          -----          -----
   Total operating expenses ......................       65.5         108.8           155.3           99.4          108.6
                                                        -----         -----          ------          -----          -----
Income (loss) from operations ....................        5.2         (46.9)         (143.5)         (65.8)         (54.8)
Interest income (expense), net ...................      ( 0.0)          2.2             2.4            4.2          ( 3.7)
                                                        -----         -----          ------          -----          -----
Loss before benefit for income taxes .............        5.2         (44.7)         (141.1)         (61.6)         (58.5)
Benefit for income taxes .........................        1.2         ( 1.8)             --             --
                                                        -----         -----          ------          -----          -----
Net loss .........................................        4.0%        (42.9)%        (141.1)%        (61.6)%        (58.5)%
                                                        =====         =====          ======          =====          =====

     The following table sets forth, for each component of revenue, the cost of such revenue expressed as a percentage of such revenue for the periods indicated:

                                                                                          THREE MONTHS ENDED JULY
                                                           YEAR ENDED APRIL 30,                     31,
                                                    -----------------------------------   -----------------------
                                                       1996        1997         1998         1997         1998
                                                    ---------   ----------   ----------   ----------   ----------
Cost of license revenue .........................       5.5%        10.7%        38.1%        32.5%        19.7%
Cost of service and maintenance revenue .........      68.9%        72.9%       135.5%        84.3%        74.6%


RECENT DEVELOPMENTS

     On August 20, 1998, the Company entered into the Merger Agreement. Pursuant to the terms of the Merger Agreement, at the Effective Time (i) each share of Common Stock outstanding immediately prior to the Effective Time (other than shares held by the Company, Acquisition Sub or Oracle (which will be cancelled) and shares for which appraisal rights under Delaware law are perfected) will be converted into a right to receive the Merger Consideration and (ii) each share of Common Stock, par value $0.001 per share, of Acquisition Sub outstanding prior to the Effective Time will be converted into the right to receive one share of the common stock, par value $0.01 per share, of the Surviving Corporation.

     The obligations of the Company and Oracle to complete the Merger are subject to a number of conditions. If these conditions are not satisfied or waived, the Merger will not be completed. These conditions include (i) the approval of the Company's stockholders; (ii) the receipt of final court approval of the settlement of the putative class actions filed in the United States District Court for the Southern District of New York and the United States District for the Eastern District of Virginia on terms consistent with the Memorandum of Understanding Concerning Settlement Terms dated July 9, 1998 and the expiration of all rights to appeal such settlement; (iii) the retention of Marcus Heth and certain employees of the Company; (iv) that there shall not be instituted and continuing any action, suit or proceeding against the Company, Oracle, Acquisition Sub by any governmental entity or any other person or persons, (a) directly or indirectly relating to the Merger or the License Agreement or any other transactions contemplated by the Merger Agreement, (b) who is or was a stockholder or stockholders of the Company, whether on behalf of such stockholder or stockholders, or in a derivative action on behalf of the Company, (c) alleging infringement by the Company of intellectual property assets of any third party or (d) which individually or in the aggregate could reasonably be expected to have a material adverse effect on the Company and its subsidiaries; (v) the aggregate number of Dissenting Shares held by Dissenting Stockholders shall not be equal to or exceed ten percent of the outstanding shares of Common Stock immediately prior to the Effective Time; (vi) no order being entered in any action or proceeding or other legal restraint or prohibition that prevents the consummation of the Merger; (vii) the expiration of any applicable waiting period applicable to the Merger; (viii) the accuracy in all material respects of the representations and warranties of the Company and Oracle; and (ix) the performance in all material respects by the Company and Oracle of all obligations and covenants required to be performed or complied with under the Merger Agreement.

     In connection with the Merger Agreement, Edison Venture Fund, L.P., Noro-Moseley Partners III, L.P., and Messrs. Keith D. Roberts, Ronald R. Charnock, Ernest J. Connon and Marcus W. Heth each entered into Support Agreements whereby the stockholders (i) agreed to vote all their shares of Common Stock in favor of the Merger and against any action by the Company that would breach the Merger Agreement or impair or delay the consummation of the Merger and (ii) granted to designees of Oracle an irrevocable proxy to vote such shares in favor of the Merger and as agreed in the Support Agreements. The Support Agreements terminate upon the earlier of the Effective Time or the termination of the Merger Agreement.

     In connection with the Merger Agreement, the Company entered into the License Agreement with Oracle whereby the Company agreed to grant to Oracle an irrevocable, non-exclusive license to use the Company's Technology. Oracle will pay the Company a sublicense fee equal to 30% of the net fees Oracle receives for sublicenses of the Company's Technology, of which $2 million will be prepaid in three equal monthly installments commencing on September 1, 1998. In the event that Oracle (i) breaches the terms of the Merger Agreement or fails to pay the sublicense fee when due, the Company may terminate the License Agreement upon repayment of the Prepaid Sublicense Fee paid to the Company in excess of $360,000, or (ii) the Merger Agreement is terminated as a result of the Company accepting a superior offer than that presented in the Merger Agreement upon repayment of the Prepaid Sublicense Fee and payment of the Termination Fee.

     In connection with the Merger Agreement, the Company, Oracle and the Bank entered into the Loan Modification Agreement whereby, subject to the terms of the Loan Modification Agreement, the Bank agreed to forebear from exercising certain remedies available to it as a result of the Company's existing defaults under the loan agreements with the Bank until the earlier of December 31, 1998 and the consummation of the Merger. The Bank's continuing forbearance will terminate upon the termination of the Merger Agreement. The Bank also agreed to allow the Company and Oracle to enter into the License Agreement, to waive the anti-dilution provisions applicable to its warrant to purchase 100,000 shares of Common Stock during the period of forbearance and to terminate its warrant agreement with the Bank upon consummation of the Merger. The Company agreed to deposit into an account at the Bank any refund that the Company may receive from the IRS and/or the Commonwealth of Virginia and agreed to withdraw such funds only pursuant to a cash plan approved by the Bank.


RESULTS OF OPERATIONS

  THREE  MONTHS  ENDED JULY 31, 1998  COMPARED  WITH THREE MONTHS ENDED JULY 31,
1997

     Revenue. Total revenue decreased 38.9% from $5.9 million in the three months ended July 31, 1997 to $3.6 million in the three months ended July 31, 1998. Revenue from license fees decreased 8.1% from $2.0 million in the three months ended July 31, 1997, or 34.5% of total revenue, to $1.9 million in the three months ended July 31, 1998, or 51.9% of total revenue. The decrease in license fees for the quarter ending July 31, 1998, was primarily related to sales not materializing due primarily to the events surrounding the Company during the fourth quarter of fiscal 1998 and the first quarter in fiscal 1999. See "Merger -- Background of the Merger." Service revenue decreased 55.2% from $3.9 million in the three months ended July 31, 1997 to $1.7 million in the three months ended July 31, 1998. This decrease was due to the reduced orders related to the material uncertainties surrounding the preceding five fiscal months. The mix of revenue changed from 34.5% license revenue and 65.5% service revenue in the prior year to approximately 52% license revenue and 48% services revenue in the current year, due to the larger amounts of services performed in the first three months of fiscal 1998. In addition, the shift in revenue mix is also attributed to the negative impact of the events surrounding the Company during its fourth quarter of fiscal 1998 and in the first quarter of fiscal 1999.

     Cost of Revenue. Cost of license revenue is comprised of the costs of media, packaging, documentation and incidental hardware costs. Cost of service and maintenance revenue consists of salaries, wages, benefits and other direct costs related to installing, customizing and supporting customer implementations. These costs also include telephone support and training.

     Total cost of revenue decreased from $3.9 million in the three months ended July 31, 1997, or 66.4% of total revenue, to $1.7 million in the three months ended July 31, 1998, or 46.2% of total revenue. Cost of license revenue decreased from $664,000 in the three months ended July 31, 1997, or 32.5% of license revenue to $371,000 in the three months ended July 31, 1998, or 19.7% of license revenue. Cost of service and maintenance revenue decreased from $3.3 million in the three months ended July 31, 1997, or 84.3% of service and maintenance revenue, to $1.3 million in the three months ended July 31, 1998, or 74.6% of service and maintenance revenue. The decrease was the result of consulting staff reductions made in the Company's consulting, customization and implementation support staff in the fourth quarter of fiscal 1998. Total cost of revenue was positively affected in the current year compared to the same period in the prior fiscal year due to the significant cost reductions and the limited use of third party consultants.

     Selling, General and Administrative. Selling expenses consist of personnel costs, including compensation and benefits and costs of travel, advertising, public relations, seminars and trade shows. General and administrative expenses represent the costs of executive, finance and support personnel and unallocated corporate expenses such as rent, utilities, legal and auditing. Selling, general and administrative expenses decreased from $4.3 million for the three months ended July 31, 1997, or 73.1% of total revenue, to $2.9 million for the three months ended July 31, 1998, or 79.0% of total revenue. This decrease was attributable to reductions in the Company's headcount, and lower administrative and facility expenses.

     Research and Development. Research and development expenses consist of personnel costs and direct overhead costs incurred in developing software features and functionality. Research and development expenses decreased from $962,000 for the three months ended July 31, 1997, or 16.2% of total revenue, to $658,000 for the three months ended July 31, 1998, or 18.2% of total revenue. The decrease was primarily due to the reduction in the use of outside consultants used to assist with quality assurance testing.

     Litigation Settlement and Related Costs. One of the Company's former VARs filed a claim for arbitration against the Company in connection with the termination of the VAR's reseller agreement with the Company, claiming not less than $1.0 million in damages. The Company defended this action in arbitration proceedings. In April 1997, the arbitration panel awarded $267,000 in net damages to the plaintiff in the proceedings. The arbitration panel's decision was appealed. In August 1997, the Company settled the litigation with the former VAR for $250,000. The Company has recorded a one-time charge in the quarter ended July 31, 1997 related to this litigation for $500,000, which includes the settlement charge and other costs and expenses associated with defending the litigation. In the period ended July 31, 1998, the Company recorded approximately $244,000 in litigation expenses and settlement costs related to the class action lawsuit and the settlement and costs related to customer litigation.

     Depreciation and Amortization. Depreciation and amortization expenses were $99,000 in the three months ended July 31, 1997, and $171,000 in the three months ended July 31, 1998. The increase in fiscal year 1999 was due to the additional depreciation on equipment the Company purchased in fiscal 1998.

     Interest Income (Expense), Net. Interest income (expense), consists of interest earned on cash and cash equivalents, offset by interest expense on debt and equipment financing. Net interest income (expense) was $249,000 and $(134,000) for the three months ended July 31, 1997 and 1998, respectively. The difference results from interest income attributable to the cash raised through the Company's IPO in the third quarter of fiscal 1997, partially offset by interest expense related to borrowings on the line of credit.

     Provision (Benefit) for Income Taxes. The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("SFAS 109"). The provision (benefit) for income taxes is computed based on pretax income, with deferred income taxes recorded for the differences between pretax accounting and pretax taxable income (loss). The Company did not record a provision or benefit in fiscal 1998 or in fiscal 1999.


  FISCAL 1998 COMPARED TO FISCAL 1997

     Revenue. Total revenue increased 4.6% from $18.3 million in fiscal 1997 to $19.2 million in fiscal 1998. Revenue from license fees decreased 9.3% from $10.3 million in fiscal 1997, or 56% of total revenue, to $9.3 million, or 48.6% of total revenue in fiscal 1998. The decrease was primarily related to indirect sales not materializing, while the Company was de-emphasizing the Company's direct sales activities. Service and maintenance revenue increased 22.3% from $8.1 million in fiscal 1997, or 44% of total revenue, to $9.8 million in fiscal 1998 or 51.4% of total revenue. The increase was due to greater demand for the Company's implementation and project management services. The shift in revenue mix primarily related to the impact of the de-emphasis on direct sales effort in fiscal 1998 and the Company's decision to allocate more of the Company's resources towards performing services for existing customers.

     Cost of Revenue. Cost of license revenue is comprised of the costs of media, packaging, documentation and hardware costs. Cost of service and maintenance revenue consists of salaries, wages, benefits and other direct costs related to installing, customizing and supporting customer implementation and support. These costs also include telephone support and training.

     Total cost of revenue increased 142.5% from $7.0 million in fiscal 1997, or 38% of total revenue, to $16.9 million in fiscal 1998, or 88.2% of total revenue. Cost of license revenue increased 222.8% from $1.1 million in fiscal 1997, or 10.7% of license revenue, to $3.5 million in fiscal 1998, or 38.1% of license revenue. The increase was directly related to the costs of third party software and hardware provided to customers. Costs of service and maintenance revenue increased 127.4% from $5.9 million in fiscal 1997, or 72.9% of service and maintenance revenue, to $13.3 million in fiscal 1998, or 135.5% of service and maintenance revenue. The increase was directly related to the additional staff, consultants and personnel hired to support the Company's projects. Total loss of revenue was adversely affected in fiscal 1998 compared to the prior year due to the change in revenue mix between license and services and the use of third party consultants which increased significantly the cost of priority services.

     Selling, General and Administrative. Selling expenses consist of personnel costs, including compensation, benefits and the costs of travel, advertising, public relations, seminars and trade shows. General and administrative expense represents the costs of executive, financial, support personnel and corporate expenses such as rent, utilities, legal and advertising. Selling, general and administrative expenses increased 32.8% from $16.8 million in fiscal 1997, or 91.5% of total revenue, to $22.2 million in fiscal 1998 or 116.2% of total revenue. The increase was due to additions to the Company's headcount, primarily sales and marketing staff and expansion of US and international offices.

     Research and Development. Research and development expenses consisted of personnel costs and direct overhead costs in developing software features and functionality. Research and development expense increased 51.9% from $2.9 million in fiscal 1997, or 15.8% of total revenue, to $4.4 million in fiscal 1998, or 22.9% of total revenue. The increase was due to hiring of additional software engineers and the use of outside consultants to assist with quality assurance testing.

     Litigation Settlement and Related Costs. One of the Company's former VARs filed a claim for arbitration against the Company in connection with the termination of the VAR's reseller agreement with the Company, claiming not less than $1.0 million in damages. The Company defended this action in arbitration proceedings. In April 1997, the Company settled the litigation with a former VAR for $250,000. The Company has recorded a one-time charge in the quarter ending July 31, 1997 related to this litigation for $500,000, which includes the settlement charge and other costs and expenses associated with defending the litigation. Additionally, the Company has recorded a charge of $2 million in the fourth quarter fiscal 1998 to cover the cost of the class action settlement referred to in "Litigation Risks" and related costs.

     Depreciation and Amortization. Depreciation and amortization expenses were $281,000 in fiscal 1997 and $580,000 in 1998. The increase in fiscal year 1998 was due to the amount of additional equipment the Company purchased in 1998.

     Interest Income (Expense), Net. Interest income (expense) consists of interest earned on cash and cash equivalents, offset by interest expense on debt and equipment financing. Net interest income (expense) was $404,000 and $456,000 for fiscal 1997 and fiscal 1998, respectively.

     Provision (Benefit) for Income Taxes. The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 Accounting for Income Taxes ("SFAS 109"). The provision (benefit) for income tax is computed based on pretax income, with deferred income taxes recorded for the differences between pretax accounting and pretax taxable income (loss). The Company did not record a benefit in fiscal 1998. The Company's provision (benefit) for income taxes was ($323,000) in fiscal 1997.


  FISCAL 1997 COMPARED TO FISCAL 1996

     Revenue. Total revenue increased 10.7% from $16.5 million in fiscal 1996 to $18.3 million in fiscal 1997. Revenue from license fees essentially stayed the same in absolute dollars from $10.3 million in fiscal 1996, or 62.6% of total revenue, to $10.3 million in fiscal 1997, or 56.0% of total revenue. Service and maintenance revenue increased 30.1% from $6.2 million in fiscal 1996, or 37.4% of total revenue, to

$8.1 million in fiscal 1997, or 44.0% of total revenue. The increase in total revenue was significantly influenced by the roll-out of the Versatility Series at BT, which contributed $2.1 million in service and maintenance revenue in fiscal year 1997.

     Cost of Revenue. Total cost of revenue increased from $4.8 million in fiscal 1996, or 29.3% of total revenue to $7.0 million in fiscal 1997, or 38.1% of total revenue. Cost of license revenue increase from $573,000 in fiscal 1996, or 5.5% of license revenue, to $1,098,000 in fiscal 1997, or 10.7% of license revenue. The increase was primarily related to providing third-party hardware and software products for customers, for which costs were recognized, but revenue has not been recognized. The cost of service and maintenance revenue increased from $4.3 million in fiscal 1996, or 68.9% of service and maintenance revenue, to $5.9 million in fiscal 1997, or 72.9% of service and maintenance revenue. The increase represents the addition of consulting and other staff needed to support projects as well as the costs relating to the installation of the Company's products at BT and Avantel.

     Selling, General and Administrative. The Company's selling, general and administrative expenses increased from $7.8 million in fiscal 1996, or 47.0% of total revenue, to $16.8 million in fiscal 1997, or 91.5% of total revenue. The increase was attributable to additions to the Company's headcount, primarily sales and marketing staff. During fiscal 1997, the number of the Company's employees grew from 135 to 186. Of the increase, 28 new hires joined the sales and marketing departments with the remainder accepting management or administrative positions. The Company had planned their fiscal 1997 budget based upon forecasts of growth in fiscal 1997 and based upon reported operating results during the year.

     Research and Development. Research and development expenses increased from $2.1 million in fiscal 1996, or 12.5% of total revenue, to $2.9 million in fiscal 1997, or 15.8% of total revenue. The number of staff devoted to research and development increased over 34.6%. This increase in research and development expenditures resulted from the addition of software developers needed to support the Company's new product development, as well as costs relating to enhancements to the Versatility Series and Versatility CallCenter products.

     Depreciation and Amortization and Write-off of Capitalized Software. Depreciation and amortization expenses increased from $161,000 in fiscal 1996 to $281,000 in fiscal 1997. While the Company entered into operating leasing arrangements for capital equipment acquired both in fiscal 1996 and 1997, the volume of assets purchased that were either retained or financed through capital leases, led to the increase in depreciation expense. Additionally, in fiscal 1996, the Company wrote off all remaining capitalized software totaling $829,000. No amounts were written off in fiscal 1997 and the Company anticipates that, for the foreseeable future, no software development costs will meet the requirements for capitalization.

     Interest Income (Expense), Net. Interest income (expense) consists of interest earned on cash and cash equivalents, offset by interest expense on debt and equipment financing. Net interest income (expense) was $3,000 in fiscal 1996 and $404,000 in fiscal 1997. The difference resulted from higher available cash balances in fiscal 1997 primarily due to the cash raised in the Company's IPO.

     Provision for Income Taxes. The Company's provision for income taxes was $207,000 in fiscal 1996 compared to a benefit of $323,000 in fiscal 1997. The effective rate in fiscal 1996 was 24.0% versus a benefit of 3.95% in fiscal 1997. The Company's effective rate in fiscal 1996 was due to tax benefits derived from sales made through the Company's foreign sales corporation and due to a previously unrecognized tax benefit derived from the write-off in a previous period of an investment in a discontinued subsidiary.


LIQUIDITY AND CAPITAL RESOURCES

     On October 29, 1997, the Company entered into a credit facility with the Bank which provided for a $5.0 million operating line of credit and a new $2.0 million equipment line of credit. Since the Company was not in compliance with various covenants in the above credit facility in subsequent quarters, on April 28, 1998, the Company entered into an amendment to the credit facility effective April 30, 1998, in which the Bank waived all prior non-compliance and provided for the following terms: the $2.0 million equipment line of credit was cancelled and the outstanding balance of $256,703 was transferred to the operating line of credit. Subsequent to April 30, 1998, the Company permanently paid down the operating line to $3.8 million and may not borrow any additional amounts under the line. In addition, in exchange for the Bank's forbearance in exercising its rights under the previous arrangement, the Company issued warrants to the Bank to purchase 100,000 shares of the Common Stock with an exercise price of $2.50 per share. The credit facility continues to be collateralized by all of the Company's assets and intellectual property. The amendment to the credit facility provides that the Company must maintain certain financial covenants, including a minimum tangible net worth and a minimum cash balance. As of July 31, 1998 the Company was not in compliance with these new covenants and therefore was in default under the operating line of credit. In connection with the Merger, the Company has entered into a Loan Modification
Agreement.  See  "Recent  Developments."  Subject  to  the  terms  of  the  Loan
Modification Agreement, the Bank agreed to forbear from exercising certain remedies available to it as a result of the Company's existing defaults under the loan agreement with the Bank until the earlier of December 31, 1998 and the completion of the Merger.

     At July 31, 1998, the Company had $879,000 in cash and cash equivalents. For the quarter ended July 31, 1998, net cash used in operating activities totaled $3.8 million. During the quarter, the Company liquidated approximately $566,000 in short-term investments and generated an additional $180,000 from the collection of notes receivable and sale of assets. During the quarter, the Company repaid the Bank approximately $1.8 million as agreed to in the loan amendment effective April 30, 1998 as described above. At August 31, 1998, the Company had outstanding approximately $3.5 million under its credit facility with the Bank and was not in compliance with various covenants thereunder.

     As shown in the financial statements contained herein, the Company has incurred substantial operating losses and anticipates a loss in the third quarter of fiscal 1999. On August 31, 1998, the Company had approximately $597,000 in cash and cash equivalents. The Company believes that its cash on hand and cash flow from anticipated operating activities will not be sufficient to meet its ongoing obligations through January 31, 1999. Additionally, the Company expects to continue to incur significant amounts in connection with existing lawsuits and investigations. See "Litigation." On August 20, 1998, the Company entered into the Merger Agreement with Oracle and Acquisition Sub. See "Recent Developments." In connection with the Merger Agreement, the Company and Oracle entered into the License Agreement. As part of the License Agreement, on September 1 and October 1, 1998, Oracle paid to the Company, and will make one additional payment of, the Prepaid License Fee equal to $666,667 on November 1, 1998. See "Recent Developments." There can be no assurance that the Company will be able to consummate the Merger, or in the event of a termination of the Merger Agreement, raise capital on favorable terms, or at all. If the Merger Agreement is terminated and the Company is unable to obtain additional financing sufficient to meet its operating needs, the Company would be required to significantly reduce the scope of, or cease conducting, its operations during the quarter ended January 31, 1999.


FACTORS WHICH MAY EFFECT FUTURE OPERATING RESULTS

     The following issues and uncertainties, among others, should be considered in evaluating the Company's outlook.

     Risks Relating to Cash Flow Levels. As of August 31, 1998, the Company had $597,000 in cash and cash equivalents. The Company believes that its cash on hand and cash flow from anticipated operating activities will not be sufficient to meet its ongoing obligations through the third quarter of fiscal 1999. Additionally, the Company expects to incur significant amounts in connection with existing lawsuits and investigations described in "Litigation Risks." If the Company is unable to complete the Merger Agreement, or in the event of a termination of the Merger and the Company is unable to obtain additional financing sufficient to meet its operating needs, the Company would be required to significantly reduce the scope of, or cease conducting, its operations during the quarter ended January 31, 1999.

     Adverse Effects of Restatement of Financial Statements. On March 12, 1998, the Company announced that it expected to restate its financial results for the fiscal year ended April 30, 1997 and the fiscal quarters ended July 31, 1997 and October 31, 1997, and that its Form 10-Q for the quarter ended January 31, 1998 would not be filed on time, all as a result of concerns over the accounting treatment of certain transactions, which the Company was examining. The uncertainties resulting from this announcement and the subsequent results of the Company's restatement of those reports, had a material adverse affect on the Company's business and financial condition. In addition, such announcements have had and will continue to have additional material adverse effects on the Company. Due to the Company's financial uncertainty, certain customers of the Company have stated that they intend to postpone purchases of the Company's products and services until the Company's financial condition has stabilized.

     Risks Relating to Trading on the OTC Bulletin Board. The Common Stock is currently traded on the OTC Bulletin Board, a regulated quotation service for non-Nasdaq over the counter securities. Because the Common Stock is no longer listed on Nasdaq, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of the Common Stock. In addition, if the trading price of the Common Stock were to remain below $5.00 per share or the Company failed to maintain net tangible assets (total assets less tangible assets less liabilities) in excess of $2.0 million (the "Net Tangible Asset Test") or average revenue of at least $6.0 million for the last three years (the `Revenue Test"), trading in the Common Stock would also be subject to the requirements of certain rules under the Exchange Act, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock (generally, any non-Nasdaq equity security that (i) has a market price of less than $5.00 per share or (ii) fails to meet (A) the Net Tangible Asset Test or (B) the Revenue Test, subject to certain exception. The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in the Common Stock, which could severely limit the market liquidity of the Common Stock and the ability of investors to trade the Common Stock. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Factors Which May Effect Future Operating Results."

     Risks Relating to "Penny Stock"; Possible Effect of "Penny Stock" Rules on Liquidity for the Common Stock. Because the Common Stock is not listed on a national securities exchange nor listed on a national or a qualified automated quotation system, the Company may become subject to Rule 15g-9 under the
Exchange Act, which imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and "accredited investors" (generally, individuals with a net worth in excess or $1,000,000 or annual incomes exceeding $200,000 or $300,000 together with their spouse). For transactions covered by Rule 15g-9, a broker-dealer must make special suitability determinations for the purchaser and have received the purchaser's written consent to the transaction prior to sale. Consequently, such rule may affect the ability of broker-dealers to sell the Common Stock and may affect the ability of a stockholder to sell any of the Common Stock in the secondary market.

     The Commission has adopted regulations that generally define a "penny stock" to be any equity security that (i) has a market price (as therein defined) of less than $5.00 per share or with an exercise price of less than $5.00 per share or (ii) fails to meet (A) the Net Tangible Asset Test or (B) the Revenue Test, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the Commission relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

     There can be no assurance that the Common Stock will continue to qualify for exemption from the penny stock restrictions. In any event, even if the Common Stock is exempt from such restrictions, the Company would remain subject to Section 15(b)(6) of the Exchange Act, which gives the Commission the authority to restrict any person from participating in a distribution of penny stock, if the Commission finds that such a restriction would be in the public interest.

     If the Common Stock was subject to the rules on penny stocks, the market liquidity for the Common Stock could be materially adversely affected.

     Litigation Risks. Between March 6, 1998 and April 8, 1998 the Company and certain of its current and former officers and directors, among others, were sued in the putative class actions filed in the United States District Court for the Southern District of New York and the United States District Court
for the Eastern District of Virginia, as follows: Thomas Esposito, et al. v. Versatility Inc. et al. (S.D.N.Y.); Tammy Newsman v. Versatility Inc., et al. (S.D.N.Y.); Sam Succar v. Versatility Inc., et al. (S.D.N.Y.); Thomas K. Doyle
v. Versatility Inc. et al. (E.D. Va.); and Steven Bowen v. Versatility Inc. et al. (S.D.N.Y.). In addition, the Company's auditors and the lead underwriters in its December 1996 IPO were named as defendants in one or more of the putative class actions. Collectively, the putative class actions asserted claims under Sections 11, 12(2), and 15 of the Securities Act and Sections
10(b) and 20(a) of the Exchange Act for alleged misrepresentations and omissions in connection with the public filings with the Commission and other public statements made by the Company. Among other allegations, each of the putative class actions alleged that the Company misrepresented its financial results and its accounting practices during the period December 12, 1996 through March 12, 1998, including in the Company's IPO prospectus. The complaints in certain of the putative class actions also asserted, among other allegations, that the Company and certain of other defendants made misrepresentations in the IPO prospectus and thereafter regarding the performance capabilities of the Company's CallCenter product.

     Versatility has executed a settlement agreement with the plaintiffs in all the putative class actions currently pending against the Company. The settlement agreement has been filed with the court and is conditioned upon final court approval of the settlement agreement. Under the proposed settlement, the class actions would be dismissed and a settlement fund would be created for the members of the proposed class consisting of $3.5 million in cash, which represents proceeds from Versatility's directors' and officers' liability insurance and related recoveries by the Company. In addition, as part of the settlement, an aggregate of 350,000 shares of Common Stock will be transferred to the Company by certain defendants other than the Company in settlement of the claims against them. Thereafter, the Company will issue 750,000 shares of the Common Stock for the benefit of the proposed plaintiff class, 350,000 shares of which will be in substitution of shares provided by those certain defendants in settlement of the claims against them.

     Since March 1998 the Company has been responding to informal requests for information from the Commission relating to certain of the Company's financial matters. In May 1998, the Company was advised by the Commission that it had obtained a formal order of investigation so that, among other matters, it may utilize subpoena powers to obtain information relevant to its inquiry. The Commission has and may in the future utilize its subpoena powers to obtain information from various officers, directors and employees of the Company and from persons not presently associated with the Company. If, after completion of its investigation, the Commission finds that violations of the federal securities laws have occurred, the Commission has the authority to order persons to cease and desist from committing or causing such violations and any future violations. The Commission may also seek administrative, civil and criminal fines and penalties and injunctive relief. The Department of Justice has the authority in respect of criminal matters. There can be no assurance as to the timeliness of the completion of the investigation or as to the final result thereof, and no assurance can be given that the final result of the investigation will not have a material adverse effect on the Company. The Company is cooperating fully with the investigation, and has responded and will continue to respond to requests for information in connection with the investigation.

     One of the Company's former VARs had filed a claim for arbitration (non-binding) against the Company asserting, among other things, that the Company misrepresented the functionality of its products and wrongfully terminated the VARs reseller agreement, and claiming not less than $1.0 million in damages. The Company defended this action in arbitration proceedings. In April 1997, the arbitration panel awarded $267,000 in net damages to the plaintiff in the proceedings. The arbitration panel's decision was appealed. In August 1997, the Company settled the litigation with the former VAR for $250,000. The Company recorded a one-time charge in the quarter ended July 31, 1997 related to this litigation for $500,000, which included the settlement charge and other costs and expenses associated with the litigation.

     A former customer of the Company sought damages in excess of $1 million for alleged breaches of contract and warranties, as well as alleged misrepresentations. On April 16, 1998, the Company filed a response denying the allegations and counter-claiming for damages in excess of $400,000 for breach of contract. On August 14, 1998, the Company reached an agreement and settled this litigation for $100,000. The Company recorded the settlement costs in the first quarter of fiscal 1999.

     A customer of a Versatility reseller has sued for damages for an amount not less than $1 million. In December 1997, the District Court dismissed the action. In February 1998, essentially the same claim was made in a different District Court. In October 1998, the Company reached a settlement in principal with the customer, subject to the signing of a definitive settlement agreement, for $75,000.

     Risks Relating to Year 2000 Issues. The Company believes that its software is substantially year 2000 compliant and currently does not anticipate material expenditures to remedy any year 2000 problems. However, many computer systems were not designed to handle any dates beyond the year 1999, and therefore, many companies will be required to modify their computer hardware and software prior to the year 2000 in order to remain functional. Many enterprises, including the Company's present and potential customers, will be devoting a substantial portion of their information systems spending to resolving this upcoming year 2000 problem, which may result in spending being diverted from network applications, such as the Company's products, over the next two years.

     Dependence on New Products; Risk Associated with Servicing the Customer Interaction Software Market. The Company currently derives substantially all of its revenue from sales of its Versatility Series software and related services. The Versatility Series was introduced in May 1995, and the Company expects that this product and related services will continue to account for all of the Company's revenue for the foreseeable future. However, the Company has little operating history with the Versatility Series products. The Company's financial results for periods prior to fiscal 1996 reflect sales of the Company's previous generation of products, which the Company no longer actively markets. The lifecycle of the Company's current products is difficult to estimate as a result of many factors, including the unknown future demand for customer interaction software and the effects of competition in this market. Moreover, although the Company intends to enhance these products and develop related products, the Company's strategy is to continue to focus on providing customer interaction software applications as its sole line of business. As a result, any factor adversely affecting the market for customer interaction software applications in general, or the Versatility Series products in particular, could materially adversely affect the Company's business, financial condition and results of operations. The market for customer interaction software products is intensely competitive, highly fragmented and subject to rapid change. The Company's outlook will depend on continued growth in the market for customer interaction applications. There can be no assurance that the market for customer interaction applications will continue to grow. If this market fails to grow or grows more slowly than the Company currently anticipates, the Company's business, financial condition and results of operations would be materially adversely affected.

     Dependence on Large License Fees and Customer Concentration. A relatively small number of customers have accounted for a significant percentage of the Company's revenue in any given period. In fiscal 1998, the Company's two largest customers accounted for 39.1% of the Company's total revenue, of which, BT accounted for 22.4%. Although the particular customers may change from period to period, the Company expects that large sales to a limited number of customers will continue to account for a significant percentage of its revenue in any particular period for the foreseeable future. Therefore, the loss, deferral or cancellation of an order could have a significant impact on the Company's operating results in a particular quarter. The Company has no long-term contracts with its customers and there can be no assurance that its current customers will place additional orders, or that the Company will obtain orders of similar magnitude from other customers. The loss of any major customer or any reduction, delay in or cancellation of orders by any such customer, or the failure of the Company to market successfully to new customers could have a material adverse effect on the Company's business, financial condition and results of operations. See "-- Risks Relating to Cash Flow Levels."

     Quarterly Fluctuations in Revenue and Operating Results. The Company's revenue and operating results have in the past and could continue in the future to fluctuate significantly from quarter to quarter due to a combination of factors, including variations in the demand for the Company's products, the level of product and price competition, the length of the Company's sales process, the size and timing of individual transactions, the mix of products and services sold, the mix of sales through direct and indirect channels, any delay in or cancellation of customer implementations, the Company's success in expanding its customer support organization, direct sales force and indirect distribution channels, the timing of new product introductions and enhancements by the Company or its competitors, the ratio of international to domestic sales, commercial strategies adopted by competitors, changes in foreign currency exchange rates, customers' budgets constraints, and the Company's ability to control costs. In addition, a limited number of relatively large customer orders has accounted for and is likely to continue to account for a substantial portion of the Company's total revenue in any particular quarter. The timing of such orders can be difficult to predict given the average size of the Company's orders and the length of its sales process. The Company has in the past recognized a substantial portion of its revenue in the last month of a quarter. Therefore, the loss, deferral or cancellation of an order could have a significant adverse impact on the Company's revenue and operating results in a particular quarter. Because the Company's operating expense levels are relatively fixed and tied to anticipated levels of revenue, any delay in the recognition of revenue from a limited number of license transactions could cause significant variations in operating results from quarter to quarter. Based upon all of the foregoing, the Company believes that quarter-to-quarter comparisons of its results of operations are not necessarily meaningful and such comparisons should not be relied upon as indications of future performance.

     Length of Sales and Implementation Processes. Selling the Company's products generally requires the Company to provide a significant level of education to prospective customers regarding the use and benefits of the Company's products. In addition, implementation of the Company's products involves a significant commitment of resources by prospective customers and is commonly associated with substantial integration efforts which may be performed by the Company, by the customer, or by a third party systems integrator. For these and other reasons, the length of time between the date of initial contact with the potential customer and the implementation of the Company's products is often lengthy, typically ranging from 2 to 9 months or more, and is subject to delays over which the Company has little or no control. The Company's implementation cycle could be lengthened by increases in the size and complexity of its implementations and by delays in its customers' adoption of client/server computing environments. Delay in or cancellation of the sale or implementation of applications could have a materially adverse effect on the Company's business, financial condition and results of operations and cause the Company's operating results to vary significantly from quarter to quarter.

     Expansion of Sales Force and Channels of Distribution. Historically, the Company has distributed its products primarily through its direct sales force. An integral part of the Company's strategy was to expand its direct sales force while developing additional marketing, sales and implementation relationships with third party systems integrators and VARs. The Company's ability to achieve revenue growth in the future will depend on its ability to attract, train and retain additional qualified direct sales personnel. In addition, the Company invested significant resources to develop its relationships with third party systems integrators and VARs, especially in international markets. The Company has only limited experience distributing its products through indirect channels. If the Company is unable to develop its relationships with third party systems integrators and VARs, or if the third party systems integrators and VARs with which the Company develops relationships are unable to effectively market, sell and implement the Company's software applications, the Company's business, financial condition and results of operations could be materially adversely affected. Subsequent to fiscal 1997, the VARs relationships did not develop as planned and the Company has significantly reduced its relationships with many VARs and its dependence on them for future business.

     Dependence on Indirect Distribution Channels; Potential for Channel Conflict. The Company's strategy was to increase its use of third party systems integrators and VARs to distribute its products. These independent sales organizations, which generally install and support the product lines of a number of companies, are not under the direct control of the Company, are not subject to any minimum purchase requirements and can discontinue marketing the Company's products at any time without cause. Many of the Company's third party systems integrators and VARs sell or co-market potentially competitive products. Accordingly, the Company must compete for the focus and sales efforts of its third party systems integrators and VARs. Additionally, selling through indirect channels may limit the Company's contacts with its customers. As a result, the Company's ability to accurately forecast sales and revenue, evaluate customer satisfaction and recognize emerging customer requirements may be hindered. In addition, the Company's gross profit on sales to third party systems integrators and VARs tends to be lower than on its direct sales, although the Company's selling and marketing expenses and servicing costs also tend to be lower with respect to these sales. There can be no assurance that the Company's current third party systems integrators and VARs will continue to distribute or recommend the Company's products or do so successfully. There can also be no assurance that one or more of these companies will not begin to market products in competition with the Company. The termination of one or more of these relationships could adversely affect the Company's business, financial condition and results of operations.

     International Operations. Revenue from sales outside the United States in fiscal 1997 and 1998 accounted for approximately 54.6% and 39.0%, respectively, of the Company's total revenue. International operations are subject to inherent risks, including the impact of possible recessionary environments in economies outside the United States, changes in demand for the Company's products resulting from fluctuations in exchange rates, unexpected changes in legal and regulatory requirements including those relating to telemarketing activities, changes in tariffs, seasonality of sales, costs of localizing products for foreign markets, longer accounts receivable collection periods and greater difficulty in accounts receivable collection, difficulties and costs of staffing and managing foreign operations, reduced protection for intellectual property rights in some countries, potentially adverse tax consequences and political and economic instability. There can be no assurance that the Company will be able to sustain or increase international revenue, or that the factors listed above will not have a material adverse impact on the Company's international operations. While the Company's expenses incurred in foreign countries are typically denominated in the local currencies, revenue generated by the Company's international sales typically is paid in U.S. dollars or British pounds. Although exposure to currency fluctuations to date has been insignificant, there can be no assurance that fluctuations in currency exchange rates in the future will not have a material adverse effect on the Company's international operations. The Company currently does not engage in hedging activities.

     Effective June 1, 1998 the Company signed a worldwide distribution agreement with Cincom Systems, Inc. This non-exclusive agreement includes Cincom's absorption of Versatility's international distribution channels. With the execution of this transaction, Versatility has eliminated all its direct sales and support presence outside of the U.K.

     Competition. The market for the Company's products is intensely competitive, highly fragmented and subject to rapid change. Because the Company offers multiple applications which can be purchased separately or integrated as part of the Versatility Series, the Company competes with a variety of companies depending on the target market for their applications software products. The Company's principal competitors in the customer interaction software market are Information Management Associates, Inc., Scopus Technology, Inc. and The Vantive Corporation. For installations where telephony functions are of prime importance, competitors include Davox Corporation, Early Cloud and Company (a division of IBM) and EIS International, Inc. The Company also competes with third party professional service organizations that develop custom software and with the information technology departments of potential customers, which develop applications internally. Among the Company's potential competitors are also a number of large hardware and software companies that may develop or acquire products that compete with the Company's products. Increased competition is likely to result in price reductions, reduced operating margins and loss of market share, any of which could materially adversely affect the Company's business, financial condition and results of operations. Many of the Company's current and potential competitors have significantly greater financial, technical, marketing and other resources than the Company. As a result, they may be able to respond more quickly to new or emerging technologies and changes in customer requirements, or to devote greater resources to the development, promotion and sale of products than can the Company. The delisting of the Common Stock from Nasdaq and the Company's current financial condition could also continue to impair the Company's ability to compete. There can be no assurance that the Company will be able to compete successfully against current and future competitors or that competitive pressures faced by the Company will not materially adversely affect its business, financial condition and results of operations.

     Dependence on Growth of Client/Server Computing Environment. The client/server software environment is relatively new. The Company markets its products solely to customers that have committed or are committing their call center systems to client/server environments, or are converting legacy sys-tems, in part or in whole, to a client/server environment. The Company's success will depend on further development of and growth in the number of organizations adopting client/server computing environments. There can be no assurance, however, that the client/server market will maintain its current rate of growth. There also can be no assurance that the client/server computing trends anticipated by the Company will occur or that the Company will be able to respond effectively to the evolving requirements of this market. If the client/server market fails to grow, or grows at a rate slower than experienced in the past, the Company's business, financial condition and results of operations could be materially adversely affected.

     Rapid Technological Change and Product Development Risks. The customer interaction software market is subject to rapid technological change, changing customer needs, frequent new product introductions and evolving industry standards that may render existing products and services obsolete. As a result, the Company's position in this market could be eroded rapidly by unforeseen changes in application features and functions. The life cycles of the Company's products are difficult to estimate. The Company's growth and future operating results will depend in part upon its ability to enhance existing applications and develop and introduce new applications that meet or exceed technological advances in the marketplace, that meet changing customer requirements, that respond to competitive products and that achieve market acceptance. The
Company's product development and testing efforts are expected to require substantial investments by the Company. There can be no assurance that the Company will possess sufficient resources to make these necessary investments. The Company has in the past experienced delays both in developing new products and in customizing existing products, and there can be no assurance that the Company will not experience difficulties that could cause delays in the future. In addition, there can be no assurance that such products will meet the requirements of the marketplace and achieve market acceptance, or that the Company's current or future products will conform to industry standards. If the Company is unable, for technological or other reasons, to develop and introduce new and enhanced products in a timely manner, the Company's business, financial condition and results of operations could be materially adversely affected.

     Software products as complex as those offered by the Company may contain errors that may be detected at any point in the products' life cycles. The Company has, in the past, discovered software errors in certain of its products and has experienced delays in shipment of products during the period required to correct these errors. In particular, the computing environment is characterized by a wide variety of standard and non-standard configurations that make pre-release testing for programming or compatibility errors very difficult and time consuming. There can be no assurance that, despite extensive testing by the Company and by current and potential customers, errors will not be found, resulting in loss of, or delay in, market acceptance and sales, diversion of development resources, injury to the Company's reputation, or increased service and warranty costs, any of which could have a material adverse effect on the Company's business, financial condition and results of operations.

     Difficulty in Protecting Proprietary Technology; Risk of Infringement. The Company relies on a combination of copyright, trade secret and trademark laws, confidentiality procedures and contractual provisions to protect its proprietary rights in its products and technology. The Company does not rely upon patent protection and does not currently expect to seek patents on any aspects of its technology. There can be no assurance that the confidentiality agreements and other methods on which the Company relies to protect its trade secrets and proprietary technology will be adequate. Further, the Company may be subject to additional risks as it enters into transactions in countries where intellectual property laws are not well developed or are poorly enforced. Legal protections of the Company's rights may be ineffective in such countries. Litigation to defend and enforce the Company's intellectual property rights could result in substantial costs and diversion of resources and could have a materially adverse effect on the Company's business, financial condition and results of operations, regardless of the final outcome of such litigation. Despite the Company's efforts to safeguard and maintain its proprietary rights both in the United States and abroad, there can be no assurance that the Company will be successful in doing so or that the steps taken by the Company in this regard will be adequate to deter misappropriation or independent third-party development of the Company's technology or to prevent an unauthorized third party from copying or otherwise obtaining and using the Company's products or technology. There also can be no assurance that others will not independently develop similar technol-ogies or duplicate any technology developed by the Company. Any such events could have a material adverse effect on the Company's business, financial condition and results of operations.

     The Company has entered into agreements with a number of its customers requiring the Company to place its source code in escrow. These escrow agreements typically provide that these customers have a limited, non-exclusive right to use such code in the event that there is a bankruptcy proceeding by or against the Company, if the Company ceases to do business or if the Company fails to meet its support obligations. Entering into such agreements may increase the likelihood of misappropriation by third parties.

     As the number of customer interaction software applications in the industry increases and the functionality of these products further overlaps, software development companies like the Company may increasingly become subject to claims of infringement or misappropriation of the intellectual property rights of others. There can be no assurance that third parties will not assert infringement or misappropriation claims against the Company in the future with respect to current or future products. Any claims or litigation, with or without merit, could be time-consuming, result in costly litigation, cause product shipment delays or require the Company to enter into royalty or licensing arrangements. Such royalty or licensing arrangements, if required, may not be available on terms acceptable to the Company, if at all, which could have a material adverse effect on the Company's business, financial condition and results of operations. Adverse determinations in such claims or litigation could also have a material adverse effect on the Company's business, financial condition and results of operations.

     Dependence on Key Personnel. The Company's success depends to a significant extent upon the continued service of its executive officers and other key management and technical personnel, and on its ability to continue to attract, retain and motivate qualified personnel, such as experienced software developers and sales personnel. Competition for such employees is very intense. The loss of the services of one or more of the Company's executive officers, software developers or other key personnel or the Company's inability to recruit replacements for such personnel could have a material adverse effect on the Company's business, financial condition and results of operations.

     Since February 1998, the Company has replaced substantially all of its senior management. The Company's current President and Chief Operating Officer and current Chief Financial Officer joined the Company in February 1998, together with the new Senior Vice President of Operations. The Company's former President, Chairman and Chief Executive Officer resigned from all positions with the Company and the former Chief Financial Officer and Vice President in charge of sales have also left the Company.

     Regulatory Environment. Federal, state and foreign law regulate certain uses of outbound call processing systems. Although the compliance with these laws may limit the potential use of the Company's products in some respects, the Company's systems can be programmed to operate automatically in full compliance with these laws through the use of appropriate calling lists and calling campaign time parameters. There can be no assurance, however, that future legislation further restricting telephone solicitation practices, if enacted, would not adversely affect the Company.

                      MARKET PRICE AND DIVIDEND INFORMATION

     Following the Company's IPO on December 13, 1996, until July 20, 1998, the Common Stock was traded on Nasdaq under the symbol "VERS". Nasdaq halted trading of the Common Stock on March 12, 1998 and allowed the resumption of trading on May 5, 1998 and on July 20, 1998, Nasdaq delisted the Common Stock. On July 21, 1998 the Common Stock began trading on the OTC Bulletin Board. See "Business -- Recent Developments." The following table reports the high and low sale prices in each quarter until October 14, 1998 on the Nasdaq or OTC Bulletin Board, as applicable:

                                                                              LOW           HIGH
                                                                          -----------   -----------
   FISCAL 1997
    Quarter ended January 31, 1997 (subsequent to
      December 13, 1996) ..............................................    $  13.13      $  18.25
    Quarter ended April 30, 1997 ......................................        8.00         13.63

   FISCAL 1998
    Quarter ended July 30, 1997 .......................................       10.00         13.75
    Quarter ended October 30, 1997 ....................................        7.75         13.88
    Quarter ended January 31, 1998 ....................................        3.75          9.13
    Quarter ended April 30, 1998 ......................................        2.50          5.88

   FISCAL 1999
    Quarter ended July 30, 1998 .......................................        0.75          2.25
    Quarter ended October 31, 1998 (through October 14, 1998) .........        0.94          1.94

     On August 19, 1998 (the last trading day before the Board's approval of the Merger) the closing share price was $1.63 per share. No cash dividends have been paid on the Common Stock by Versatility since its shares were publicly distributed in December 1996, and Versatility does not currently intend to pay cash dividends on the Common Stock. In addition, the Company's loan agreement with its commercial bank, as well as the Merger Agreement, prohibits the payment of cash dividends.

                   SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth as of October 14, 1998: (i) the name of each person who, to the knowledge of the Company, owned beneficially more than 5% of the Common Stock of the Company outstanding at such date; (ii) the name of each director; (iii) the name of each of the executive officers; and (iv) the number of shares of Common Stock owned by each of such persons and all officers, directors and nominees as a group and the percentage of the outstanding shares represented thereby.

                                                                       AMOUNT AND NATURE OF
                 NAME AND ADDRESS OF BENEFICIAL OWNER                     OWNERSHIP (1)      PERCENT OF CLASS (2)
--------------------------------------------------------------------- --------------------- ---------------------
  Edison Venture Fund III, L.P. (9)
   997 Lenox Drive, #3
   Lawrenceville, NJ 08648 ..........................................         516,957                 7.1%

  Noro-Moseley Partners III, L.P. (9)
   4200 North Side Parkway, NW,
   Building 9
   Atlanta, GA 30327 ................................................         376,468                 5.2%

  Keith D. Roberts (9)
   6501 Brookes Hill Ct.
   Bethesda, MD 20816 ...............................................         925,000                12.7%

  Ronald R. Charnock (9)
   1919 Gallows Road
   10th Floor
   Vienna, VA 22031 .................................................       1,046,500                14.3%

  Marcus W. Heth (9)
   11781 Lee Jackson Memorial Highway
   Seventh Floor
   Fairfax, VA 22033 ................................................       1,000,000                13.7%

  Thomas A. Smith (3)(9)
   997 Lenox Drive, #3
   Lawrenceville, NJ 08648 ..........................................         516,957                 7.1%

  Charles A. Johnson (4)(9)
   4200 North Side Parkway, NW
   Building 9
   Altanta, GA 30327 ................................................         376,468                 5.2%

  Paul J. Palmer (5) ................................................          14,000                   *
  Paul J. Zoukis (6)(10) ............................................          94,000                 1.3%
  Kenneth T. Nelson (7)(10) .........................................          56,000                   *
  James Dellamore (7)(10) ...........................................          56,000                   *
  Ernest J. Connon (8)(9) ...........................................         257,981                 3.5%
  Oracle Corporation (9)
   500 Oracle Parkway
   Redwood Shores, CA 94065 .........................................       4,122,906                56.5%

  All officers, directors and nominees as a group (8 persons) (3) (4)
   (5) (6) (7) (8) ..................................................       2,371,406                31.5%

----------
*    Less than 1%

(1) Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to the shares of Common Stock. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2) Applicable percentage of ownership as of October 14, 1998 is based upon 7,295,009 shares of Common Stock outstanding on such date. Beneficial ownership is determined in accordance with the rules of the Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(3) Consists of 516,957 shares of Common Stock held by Edison Venture Fund III, L.P. of which Mr. Smith is a general partner. Mr. Smith may be deemed to share voting and investment power with respect to these shares. Mr. Smith disclaims beneficial ownership of such shares.

(4) Consists of 376,468 shares of Common Stock held by Noro-Moseley Partners III, L.P. of which Mr. Johnson is a general partner. Mr. Johnson may be deemed to share voting and investment power with respect to these shares. Mr. Johnson disclaims beneficial ownership of such shares.

(5) Consists of 14,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of October 14, 1998.

(6) Consists of 94,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of October 14, 1998.

(7) Consists of 56,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of October 14, 1998.

(8) Consists of 7,481 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of October 14, 1998.

(9) Edison Venture Fund III, L.P., Noro-Moseley Partners III, L.P. and Messrs. Charnock, Connon, Heth, and Roberts each entered into Support Agreements whereby each gave Oracle a proxy to vote the shares of Common Stock beneficially owned by them in favor the Merger. See "The Special Meeting -- Vote Required; Quorum."

(10) Messrs. Zoukis, Dellamore and Nelson agreed not to exercise any Company stock options prior to the Effective Time. See "The Merger -- Interests of Certain Persons in the Merger."


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of Deloitte & Touche LLP, Versatility's independent public accountants are expected to be present at the Special Meeting, where they will be available to respond to appropriate questions and have the opportunity to make a statement if they so desire.


                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

     As required by law, Versatility files reports, proxy statements and other information with the Commission. These reports, proxy statements and other information contain additional information about Versatility. You can inspect and copy these materials at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the following Regional Offices of the Commission: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and 7 World Trade Center, Suite 1300, New York, New York 10048. For further information concerning the Commission's public reference rooms, you may call the Commission at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the Commission's Internet address at "http://www.sec.gov."

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. VERSATILITY HAS NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 16, 1998. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY LATER DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.


                                 OTHER BUSINESS

     Versatility  knows  of no  other  matter  to be  presented  at the  Special
Meeting. However, if other matters should properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy with respect to such matters in accordance with their best judgment.


                       1998 ANNUAL MEETING OF STOCKHOLDERS

     The Company does not plan to hold an annual meeting of stockholders for 1998 unless the Merger is not consummated. If the Merger is not consummated, stockholder proposals must have been received by the Secretary of the Company no later than June 25, 1999 in order to be considered for inclusion in the proxy materials for the Company's next annual meeting of stockholders.

                                        By Order of the Board of Directors,
                                        Paul J. Zoukis,
                                        President and Chief Executive Officer


                             YOUR VOTE IS IMPORTANT
                 PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED
              FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                VERSATILITY INC.

                                                                                            PAGE
                                                                                            ----
Independent Auditors' Report .............................................................  F-2
Consolidated Balance Sheets at April 30, 1997 and 1998 and July 31, 1998 (unaudited) .....  F-3
Consolidated Statements of Operations for the years ended April 30, 1996, 1997 and 1998 and the three months ended July 31, 1997 and 1998 (unaudited) ..........................  F-4
Consolidated Statements of Cash Flows for the years ended April 30, 1996, 1997 and 1998 and the three months ended July 31, 1997 and 1998 (unaudited) ..........................  F-5
Consolidated Statements of Changes in Stockholders' Equity for the years ended April 30,
  1996, 1997 and 1998 and the three months ended July 31, 1998 (unaudited) ...............  F-6
Notes to Consolidated Financial Statements ...............................................  F-7

                          INDEPENDENT AUDITORS' REPORT


Board of Directors of Versatility Inc.:

     We have audited the accompanying consolidated balance sheets of Versatility Inc. and its subsidiaries (the "Company") as of April 30, 1997 and 1998, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the three years in the period ended April 30, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Versatility Inc. and its subsidiaries at April 30, 1997 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended April 30, 1998 in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred significant losses and used significant amounts of cash in operating activities during the fiscal years ended April 30, 1997 and 1998. In addition, the Company has negative working capital and is not in compliance with the terms of its credit facility, and is defending itself in several legal proceedings (see Note 6). These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note
1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DELOITTE & TOUCHE LLP

Washington, DC
July 27,  1998  (August  20,  1998 as to
Note 11, except for the third paragraph of Note 11 as to which the date is September 10, 1998)

                       VERSATILITY INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                                                      APRIL 30,        APRIL 30,        JULY 31,
                                                                                        1997             1998             1998
                                                                                   --------------- ---------------- ----------------
                                                                                                                       (UNAUDITED)
                                       ASSETS

Current assets: ..................................................................
 Cash and cash equivalents .......................................................  $ 18,825,764    $    5,591,067          879,037
 Short-term investments ..........................................................     6,039,255           565,938               --
 Accounts receivable, net of allowance for doubtful accounts of $909,501,
  $871,389 and $802,557 ..........................................................     5,844,987         3,681,293        4,457,334
 Prepaid expenses ................................................................       575,144           632,511          603,989
 Inventory .......................................................................        18,880                --               --
 Related party receivables .......................................................       153,381            94,421          197,419
 Note receivable-related party ...................................................       519,305                --               --
 Note receivable-non-related party ...............................................            --           200,000          100,000
 Income taxes receivable .........................................................            --         2,003,278        1,708,278
                                                                                    ------------    --------------        ---------
  Total current assets ...........................................................    31,976,716        12,768,508        7,946,057
                                                                                    ------------    --------------        ---------
Other assets: ....................................................................
 Income taxes receivable .........................................................     1,530,000                --               --
 Deposits ........................................................................       187,650           289,689          365,609
 Prepaid Expenses ................................................................       259,755            37,107               --
 Investments .....................................................................     1,433,464                --               --
 Assets held for sale ............................................................       508,210                --               --
 Purchased software, net of accumulated amortization of $42,098, $89,890; and
  $102,796........................................................................       177,136           168,230          155,324
                                                                                    ------------    --------------        ---------
  Total other assets .............................................................     4,096,215           495,026          520,933
                                                                                    ------------    --------------        ---------
Property and equipment:
 Computers .......................................................................     1,168,246         2,400,222        2,400,222
 Office furniture and equipment ..................................................       665,597           932,774          851,890
 Leasehold improvements ..........................................................       206,402           416,881          416,881
 Capital leases ..................................................................       652,533           744,883          744,883
                                                                                    ------------    --------------        ---------
                                                                                       2,692,778         4,494,760        4,413,876
Less: accumulated depreciation and amortization ..................................    (1,675,749)       (2,212,113)      (2,369,865)
                                                                                    ------------    --------------       ----------
   Net property and equipment ....................................................     1,017,029         2,282,647        2,044,011
                                                                                    ------------    --------------       ----------
Total ............................................................................  $ 37,089,960    $   15,546,181   $   10,511,001
                                                                                    ============    ==============   ==============
                   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities: .............................................................
 Accounts payable ................................................................  $  1,590,962    $    2,277,692   $    1,305,747
 Accrued liabilities .............................................................     2,337,034         2,995,756        1,459,017
 Related party payables ..........................................................        28,030            10,240           10,240
 Income taxes payable ............................................................       104,777                --           24,076
 Capital lease payable ...........................................................        38,900            27,252           25,933
 Line of credit ..................................................................     2,692,997         5,294,203        3,495,866
 Deferred revenue ................................................................     1,788,037         2,928,048        4,017,019
                                                                                    ------------    --------------   --------------
  Total current liabilities ......................................................     8,580,737        13,533,191       10,337,898
                                                                                    ------------    --------------   --------------
Long-term liabilities:
 Capital lease payable, less current maturities ..................................        24,611            73,243           60,912
 Deferred rent ...................................................................       316,360           397,006          407,173
                                                                                    ------------    --------------   --------------
  Total other liabilities ........................................................       340,971           470,249          468,085
                                                                                    ------------    --------------   --------------
   Total liabilities .............................................................     8,921,708        14,003,440       10,805,983
                                                                                    ------------    --------------   --------------
Commitments and Contingencies (Notes 1 and 6)
Stockholders' equity:
Preferred stock, $.01 par value 2,000,000 shares authorized, no shares issued or
 outstanding at April 30, 1997 and 1998, and July 31, 1998 .......................            --                --               --
Common stock, par value $.01 -- 20,000,000 shares authorized, 7,297,365 shares issued and outstanding at April 30, 1997; 7,581,380 shares issued and outstand-
 ing at April 30, 1998; 7,595,009 shares issued and outstanding at July 31, 1998..        72,974            75,814           75,950
Additional paid-in capital .......................................................    34,349,298        34,793,862       34,804,515
Foreign currency translation adjustments .........................................       (83,880)         (130,870)         138,457
Accumulated deficit ..............................................................    (6,170,140)      (33,196,065)     (35,313,904)
                                                                                    ------------    --------------   --------------
Stockholders' equity (deficit) ...................................................    28,168,252         1,542,741         (294,982)
                                                                                    ------------    --------------   --------------
Total ............................................................................  $ 37,089,960    $   15,546,181   $   10,511,001
                                                                                    ============    ==============   ==============

               See notes to the consolidated financial statements.

                        VERSATILITY INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                            YEAR ENDED APRIL 30,
                                                              ------------------------------------------------
                                                                   1996            1997             1998
                                                              -------------- ---------------- ----------------
Revenue:
 License revenue ............................................  $10,345,323     $ 10,254,344    $   9,305,989
 Service and maintenance revenue ............................    6,189,949        8,054,268        9,846,567
                                                               -----------     ------------    -------------
  Total revenue .............................................   16,535,272       18,308,612       19,152,556
                                                               -----------     ------------    -------------
Cost of revenue:
 License revenue ............................................      573,329        1,098,434        3,545,647
 Service and maintenance revenue ............................    4,266,984        5,867,917       13,345,416
                                                               -----------     ------------    -------------
  Total cost of revenue .....................................    4,840,313        6,966,351       16,891,063
                                                               -----------     ------------    -------------
Gross margin ................................................   11,694,959       11,342,261        2,261,493
                                                               -----------     ------------    -------------
Operating expenses:
 Selling, general and administrative ........................    7,769,751       16,750,776       22,247,006
 Research and development ...................................    2,073,797        2,891,889        4,393,139
 Litigation settlements and related costs ...................           --               --        2,522,930
 Depreciation and amortization ..............................      161,346          280,682          580,159
 Write-off of capitalized software ..........................      829,026               --               --
                                                               -----------     ------------    -------------
  Total operating expenses ..................................   10,833,920       19,923,347       29,743,234
                                                               -----------     ------------    -------------
Income (loss) from operations ...............................      861,039       (8,581,086)     (27,481,741)
Interest income (expense), net ..............................        3,140          403,989          455,816
                                                               -----------     ------------    -------------
Income (loss) before provision for income taxes .............      864,179       (8,177,097)     (27,025,925)
Provision (benefit) for income taxes ........................      207,309         (322,824)              --
                                                               -----------     ------------    -------------
Net income (loss) ...........................................  $   656,870     $ (7,854,273)   $ (27,025,925)
                                                               ===========     ============    =============
Dividends accreted on preferred stock .......................  $   (88,000)    $   (176,000)              --
                                                               -----------     ------------    -------------
Net income (loss) available (attributed) to common share-
 holders ....................................................  $   568,870     $ (8,030,273)   $ (27,025,925)
                                                               ===========     ============    =============
Basic income (loss) per share ...............................  $      0.14     $      (1.53)   $       (3.62)
                                                               ===========     ============    =============
Diluted income (loss) per share .............................  $      0.14     $      (1.53)   $       (3.62)
                                                               ===========     ============    =============
Weighted average common and common equivalent shares
 outstanding - basic and diluted ............................    4,000,000        5,241,621        7,461,101
                                                               ===========     ============    =============

                                                                    THREE MONTHS ENDED
                                                                         JULY 31,
                                                              -------------------------------
                                                                    1997            1998
                                                              --------------- ---------------
                                                                        (UNAUDITED)
Revenue:
 License revenue ............................................  $   2,044,573   $   1,879,313
 Service and maintenance revenue ............................      3,886,823       1,742,061
                                                               -------------   -------------
  Total revenue .............................................      5,931,396       3,621,374
                                                               -------------   -------------
Cost of revenue:
 License revenue ............................................        664,282         370,921
 Service and maintenance revenue ............................      3,275,587       1,300,349
                                                               -------------   -------------
  Total cost of revenue .....................................      3,939,869       1,671,270
                                                               -------------   -------------
Gross margin ................................................      1,991,527       1,950,104
                                                               -------------   -------------
Operating expenses:
 Selling, general and administrative ........................      4,332,895       2,862,187
 Research and development ...................................        961,802         657,679
 Litigation settlements and related costs ...................        500,000         243,820
 Depreciation and amortization ..............................         98,560         170,660
 Write-off of capitalized software ..........................             --              --
                                                               -------------   -------------
  Total operating expenses ..................................      5,893,257       3,934,346
                                                               -------------   -------------
Income (loss) from operations ...............................     (3,901,730)     (1,984,242)
Interest income (expense), net ..............................        248,703        (133,597)
                                                               -------------   -------------
Income (loss) before provision for income taxes .............     (3,653,027)     (2,117,839)
Provision (benefit) for income taxes ........................             --              --
                                                               -------------   -------------
Net income (loss) ...........................................     (3,653,027)     (2,117,839)
                                                               =============   =============
Dividends accreted on preferred stock .......................             --              --
                                                               -------------   -------------
Net income (loss) available (attributed) to common share-
 holders ....................................................     (3,653,027)     (2,117,839)
                                                               =============   =============
Basic income (loss) per share ...............................  $       (0.50)  $       (0.28)
                                                               =============   =============
Diluted income (loss) per share .............................  $       (0.50)  $       (0.28)
                                                               =============   =============
Weighted average common and common equivalent shares
 outstanding - basic and diluted ............................      7,320,792       7,592,654
                                                               =============   =============

               See notes to the consolidated financial statements.

                        VERSATILITY INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                YEAR ENDED APRIL 30,
                                                                 --------------------------------------------------
                                                                       1996            1997              1998
                                                                 --------------- ---------------- -----------------
Cash flows from operating activities:
 Net income (loss) .............................................  $     656,870    $ (7,854,273)    $ (27,025,925)
 Adjustments to reconcile net income (loss) to net cash pro-
  vided by operating activities:
  Depreciation .................................................        149,846         250,084           487,245
  Amortization .................................................         11,500          30,598            49,119
  Loss on equity investments ...................................            989               6                --
  Loss on disposal of fixed assets .............................             --              --                --
  Deferred income taxes ........................................       (208,291)       (119,163)               --
  Write-off of capitalized software ............................        829,026              --                --
  Changes in assets and liabilities:
   Accounts receivable, net ....................................     (4,284,630)       (174,484)        2,163,694
   Prepaid expenses ............................................       (617,089)       (192,854)          165,281
   Inventory ...................................................          7,356         (18,880)           18,880
   Related party receivables ...................................         34,016         (36,160)           58,960
   Notes Receivable - Non Related Party ........................             --              --          (200,000)
   Deposits ....................................................        (80,304)        (29,815)         (102,039)
   Accounts payable ............................................        (65,710)        766,217           686,730
   Accrued liabilities .........................................        641,578         943,381           658,722
   Related party payables ......................................        (82,775)         24,587           (17,790)
   Income taxes payable/receivable .............................        (92,264)     (1,781,726)         (578,055)
   Deferred rent ...............................................         67,893          94,461            80,646
   Deferred revenue ............................................         96,594       1,503,337         1,140,011
                                                                  -------------    ------------     -------------
     Net cash used in operating activities .....................     (2,935,395)     (6,594,684)      (22,414,521)
                                                                  -------------    ------------     -------------
Cash flows from investing activities:
 Purchase of investments .......................................             --      (7,472,719)               --
 Proceeds from sale of investments .............................             --              --         6,906,781
 Purchase of property and equipment and assets held for
  sale .........................................................       (235,310)     (1,249,013)       (1,293,772)
 Purchased software ............................................       (115,000)       (104,234)          (38,886)
 Related party note receivable .................................             --        (516,174)          519,305
                                                                  -------------    ------------     -------------
     Net cash (used in) provided by investing activities .......       (350,310)     (9,342,140)        6,093,428
                                                                  -------------    ------------     -------------
Cash flows from financing activities:
 Borrowings under line of credit ...............................        800,772       4,807,215         3,005,339
 Payments under line of credit .................................             --      (2,914,990)         (404,133)
 Proceeds from sale of preferred stock, net ....................      3,473,293              --                --
 Proceeds from sale of common stock, net .......................             --      30,644,979           447,404
 Principal payments under note payable .........................        (35,250)             --                --
 Principal payments under capital leases .......................        (20,731)        (37,320)          (54,866)
                                                                  -------------    ------------     -------------
     Net cash provided by (used in) financing activities .......      4,218,084      32,499,884         2,993,744
                                                                  -------------    ------------     -------------
Effect of exchange rate changes on cash ........................        (66,311)        (17,569)           92,652
                                                                  -------------    ------------     -------------
Net increase (decrease) in cash and cash equivalents ...........        866,068      16,545,491       (13,234,697)
Cash and cash equivalents, beginning of period .................      1,414,205       2,280,273        18,825,764
                                                                  -------------    ------------     -------------
Cash and cash equivalents, end of period .......................  $   2,280,273    $ 18,825,764     $   5,591,067
                                                                  =============    ============     =============
Supplemental disclosures of cash flow information:
 Interest paid .................................................  $      27,732    $    160,061     $     323,265
 Income taxes paid .............................................  $     506,490    $  1,262,161                --
                                                                  =============    ============     =============

                                                                        THREE MONTHS ENDED
                                                                             JULY 31,
                                                                 ---------------------------------
                                                                       1997             1998
                                                                 ---------------- ----------------
                                                                            (UNAUDITED)
Cash flows from operating activities:
 Net income (loss) .............................................   $ (3,653,027)    $ (2,117,839)
 Adjustments to reconcile net income (loss) to net cash pro-
  vided by operating activities:
  Depreciation .................................................         87,599          157,752
  Amortization .................................................         10,961           12,906
  Loss on equity investments ...................................             --               --
  Loss on disposal of fixed assets .............................             --           80,884
  Deferred income taxes ........................................             --          266,854
  Write-off of capitalized software ............................             --               --
  Changes in assets and liabilities:
   Accounts receivable, net ....................................      1,403,455         (776,041)
   Prepaid expenses ............................................       (180,014)          65,629
   Inventory ...................................................        (28,266)              --
   Related party receivables ...................................        (10,973)        (102,998)
   Notes Receivable - Non Related Party ........................             --          100,000
   Deposits ....................................................        (39,779)         (75,920)
   Accounts payable ............................................        355,773         (971,945)
   Accrued liabilities .........................................       (234,468)      (1,803,593)
   Related party payables ......................................         (8,590)              --
   Income taxes payable/receivable .............................       (300,000)         319,076
   Deferred rent ...............................................         15,205           10,167
   Deferred revenue ............................................       (750,612)       1,088,971
                                                                   ------------     ------------
     Net cash used in operating activities .....................     (3,332,736)      (3,746,097)
                                                                   ------------     ------------
Cash flows from investing activities:
 Purchase of investments .......................................             --               --
 Proceeds from sale of investments .............................         48,262          565,938
 Purchase of property and equipment and assets held for
  sale .........................................................     (1,069,088)              --
 Purchased software ............................................             --               --
 Related party note receivable .................................             --               --
                                                                   ------------     ------------
     Net cash (used in) provided by investing activities .......     (1,020,826)         565,938
                                                                   ------------     ------------
Cash flows from financing activities:
 Borrowings under line of credit ...............................        232,817               --
 Payments under line of credit .................................        (36,994)      (1,798,337)
 Proceeds from sale of preferred stock, net ....................             --               --
 Proceeds from sale of common stock, net .......................        114,431           10,789
 Principal payments under note payable .........................             --               --
 Principal payments under capital leases .......................        (17,495)         (13,650)
                                                                   ------------     ------------
     Net cash provided by (used in) financing activities .......        292,759       (1,801,198)
                                                                   ------------     ------------
Effect of exchange rate changes on cash ........................        (22,248)         269,327
                                                                   ------------     ------------
Net increase (decrease) in cash and cash equivalents ...........     (4,083,051)      (4,712,030)
Cash and cash equivalents, beginning of period .................     18,825,764        5,591,067
                                                                   ------------     ------------
Cash and cash equivalents, end of period .......................   $ 14,742,713     $    879,037
                                                                   ============     ============
Supplemental disclosures of cash flow information:
 Interest paid .................................................   $     69,315     $    143,443
 Income taxes paid .............................................   $    290,000     $         --
                                                                   ============     ============

               See notes to the consolidated financial statements.

                       VERSATILITY INC. AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                                              NUMBER OF
                                              SHARES OF               ADDITIONAL
                                                COMMON     COMMON       PAID-IN
                                                STOCK       STOCK       CAPITAL
                                             ----------- ---------- --------------
Balance, May 1, 1995 .......................  4,000,000   $40,000    $        --
 Foreign currency translation
   adjustments .............................         --        --             --
 Accretion of dividends on redeemable
   preferred stock .........................         --        --             --
 Net income ................................         --        --             --
                                              ---------   -------    -----------
Balance, April 30, 1996 ....................  4,000,000    40,000             --
 Conversion of redeemable preferred
   stock ...................................    992,061     9,921    $ 3,727,372
 Issuance of common stock related to
   public offering .........................  2,275,364    22,754     30,598,273
 Issuance of common stock related to
   exercise of stock options ...............     29,940       299         23,653
 Foreign currency translation
   adjustments -- ..........................         --        --             --
 Accretion of dividends on redeemable
   preferred stock .........................         --        --             --
 Net loss ..................................         --        --             --
                                              ---------   -------    -----------
Balance, April 30, 1997 ....................  7,297,365    72,974     34,349,298
 Issuance of common stock related to
   exercise of stock options and pur-
   chases under the employee stock
   purchase plan ...........................    284,015     2,840        444,564
 Foreign currency translation adjust-
   ments ...................................         --        --             --
 Net loss ..................................         --        --             --
                                              ---------   -------    -----------
Balance, April 30, 1998 ....................  7,581,380    75,814     34,793,862
 Issuance of common stock related
   to exercise of stock options
   (unaudited) .............................     13,629       136         10,653
 Foreign currency translation
   adjustments (unaudited) .................         --        --             --
 Net loss (unaudited) ......................         --        --             --
                                              ---------   -------    -----------
Balance, July 31, 1998 (unaudited) .........  7,595,009   $75,950    $34,804,515
                                              =========   =======    ===========
                                                FOREIGN
                                                CURRENCY        RETAINED
                                              TRANSLATION       EARNINGS
                                               ADJUSTMENT      (DEFICIT)           TOTAL
                                             ------------- ----------------- ----------------
Balance, May 1, 1995 .......................  $        --    $   1,291,263    $    1,331,263
 Foreign currency translation
   adjustments .............................      (66,311)              --           (66,311)
 Accretion of dividends on redeemable
   preferred stock .........................           --          (88,000)          (88,000)
 Net income ................................           --          656,870           656,870
                                              -----------    -------------    --------------
Balance, April 30, 1996 ....................      (66,311)       1,860,133         1,833,822
 Conversion of redeemable preferred
   stock ...................................           --               --         3,737,293
 Issuance of common stock related to
   public offering .........................           --               --        30,621,027
 Issuance of common stock related to
   exercise of stock options ...............           --               --            23,952
 Foreign currency translation
   adjustments -- ..........................      (17,569)              --           (17,569)
 Accretion of dividends on redeemable
   preferred stock .........................           --         (176,000)         (176,000)
 Net loss ..................................           --       (7,854,273)       (7,854,273)
                                              -----------    -------------    --------------
Balance, April 30, 1997 ....................      (83,880)      (6,170,140)       28,168,252
 Issuance of common stock related to
   exercise of stock options and pur-
   chases under the employee stock
   purchase plan ...........................           --               --           447,404
 Foreign currency translation adjust-
   ments ...................................      (46,990)              --           (46,990)
 Net loss ..................................           --      (27,025,925)      (27,025,925)
                                              -----------    -------------    --------------
Balance, April 30, 1998 ....................     (130,870)     (33,196,065)        1,542,741
 Issuance of common stock related
   to exercise of stock options
   (unaudited) .............................           --               --            10,789
 Foreign currency translation
   adjustments (unaudited) .................      269,327               --           269,327
 Net loss (unaudited) ......................           --       (2,117,839)       (2,117,839)
                                              -----------    -------------    --------------
Balance, July 31, 1998 (unaudited) .........  $   138,457    $ (35,313,904)   $     (294,982)
                                              ===========    =============    ==============

               See notes to the consolidated financial statements.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    YEARS ENDED APRIL 30, 1996, 1997 AND 1998
        (INFORMATION WITH RESPECT TO THE QUARTERS ENDED JULY 31, 1997 AND
                               1998 IS UNAUDITED)

     Versatility Inc. (the "Company") was incorporated as National Political Resources, Inc., in the District of Columbia in 1981 and merged into NPRI, Inc., a Virginia corporation, in July 1991. In January 1996, NPRI, Inc. reincorporated in Delaware. The Company changed its name to Versatility Inc. in June 1996.

     The Company is a provider of client/server customer interaction software that enables businesses to automate and enhance their telemarketing and teleselling capabilities. The Company's products include software applications, development and customization tools and optional software services. The Company also offers fee-based professional, consulting and maintenance services.

     In December 1996, Versatility Inc. (the "Company"), completed an initial public offering of 2.2 million shares of common stock at $15.00 per share. In addition, in January 1997, the underwriters in such public offering exercised their option to purchase an additional 189,000 shares of common stock at $15.00 per share. Of the additional shares purchased, the Company issued 75,364 shares and certain selling stockholders of the Company sold 113,636 shares. Simultaneous with the closing of the initial public offering, all outstanding shares of preferred stock were converted to common stock on a one-for-one basis.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Accounting Principles -- The financial statements are prepared on a basis consistent with U.S. generally accepted accounting principles.

     Basis of Presentation of Financial Statements -- The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

     As shown in the financial statements, during the years ended April 30, 1998 and 1997, the Company incurred losses of $27.0 million and $7.9 million, respectively. As of April 30, 1998, the Company's current liabilities exceeded current assets by $765,000. The Company believes that its cash on hand and cash flow from anticipated operating activities may not be sufficient to meet its ongoing obligations through the second quarter of fiscal 1999. Additionally, certain lawsuits have been filed against the Company (see Note 6) and the National Association of Securities Dealers ("NASD") suspended trading of the Company's common stock on the NASDAQ National Market, and removed the Company's common stock from listing on the National Market (see Note 6). Additionally, the Company expects to incur significant amounts to defend the lawsuits filed against the Company. As discussed in Note 5, subsequent to April 30, 1998, the Company was not in compliance with certain covenants in its line of credit. These factors among others may indicate that the Company will be unable to continue as a going concern.

     The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to comply with the terms and covenants of its financing agreement, to obtain additional financing or refinancing as may be required, and ultimately to attain successful operations.

     In addition to maintaining continuing contacts with the Company's customers, management is continuing its efforts to obtain additional funding, explore strategic alternatives, including a sale of the Company and reduce costs so that the Company can meet its obligations and sustain operations. While significant cost cutting measures have been initiated, there can be no assurance that the Company will have cash flows sufficient to meet its ongoing obligations. As discussed in Note 5, the Company entered into an amended loan agreement effective April 30, 1998. Subsequent to April 30, 1998, the Company was not in compliance with the amended credit agreement. The Company is reviewing its strategic alternatives, which include additional capital raising activities and evaluating potential corporate partners. If the Company is unable to obtain additional financing sufficient to meet its operating needs, the Company will be required to significantly reduce the scope of its operations, which would have a material adverse effect on the Company's business.

     Interim Financial Statements -- The interim financial statements as of July 31, 1998 and for the three months ended July 31, 1997 and 1998 are unaudited. In the opinion of the Company's management, the interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for the interim periods. The interim period results of operations are not necessarily indicative of the results for the entire year.

     Principles of Consolidation -- The financial statements include the results of Versatility Inc., and its wholly owned subsidiaries, NPRI Technologies, Ltd. and Versatility (UK) Limited. All significant intercompany accounts and transactions have been eliminated in consolidation. On April 30, 1996, NPRI
Technologies, Ltd. was dissolved, and its operations were merged with Versatility Inc. The Company accounted for its investment in Serenity Real Property Limited Partnership using the equity method (See Note 3).

     Cash and Cash Equivalents -- For purposes of the Statements of Cash Flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company's investments consist of money market accounts, commercial paper and corporate bonds.

     Estimates and Assumptions -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

     Investments -- The Company accounts for investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). Under SFAS 115, the investments are reported at amortized cost and are classified as available for sale. Fair value, which is based on quoted market prices, approximates carrying value. At April 30, 1996, the Company had no investments.

     As of April 30, 1998, the Company's investments consisted of the following:

                                                    MATURITY OF SECURITIES
                                            ---------------------------------------
                                 AMORTIZED   WITHIN ONE   ONE TO FIVE   FIVE TO TEN
                                COST BASIS      YEAR         YEARS         YEARS
                               ------------ ------------ ------------- ------------
       Treasury notes ........   $     --     $     --        $ --       $     --
       Municipal bonds .......    565,938      298,501        $ --        267,437
       Corporate bonds .......         --           --          --             --
                                 --------     --------        ----       --------
                                 $565,938     $298,501          --       $267,437
                                 ========     ========        ====       ========

     Inventory -- Inventory consists of miscellaneous marketing collateral and is stated at the lower of cost or market, on a first-in, first-out basis. During FY98, the company wrote off its inventory as a result of its significantly reduced operations.

     Capitalized Software -- During the development of the Versatility Series software, the Company capitalized its development costs in compliance with Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed." The amount of software capitalized totaled $995,000 and, beginning in November 1994, was amortized over three years on a straight-line basis. In connection with two major implementations of the Versatility Series product in July 1995, the Company decided to add features and functions to the product that were substantially different than those included in the software as originally capitalized. Management determined that these features and functions substantially altered the content of the product, effectively eliminating any remaining useful life of the capitalized asset. Accordingly, the Company wrote off the remaining asset of $829,000 in the first quarter of fiscal 1996.

     Purchased Software -- Purchased software is amortized on a straight-line basis over the shorter of five years or the useful life of the asset.

     Property and Equipment -- Property and equipment are stated at cost. Depreciation on property and equipment, including amortization on capital leases, is computed on a straight-line basis over the estimated useful lives of the assets, ranging from three to ten years. The leasehold improvements are depreciated over the shorter of the useful life of the assets or the term of the related lease. Repairs and maintenance are charged to operations as incurred. Major improvements and betterments are capitalized.

     Impairment of Long-Lived Assets -- The Company reviews its long-lived assets, including property and equipment and intangibles, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. In performing an evaluation of recoverability, the estimated future undiscounted net cash flows of the assets are compared to the assets' carrying amount to determine if a write down is required.

     Deferred Rent -- Deferred rent represents the effects of certain rent concessions that are amortized over the life of the lease on a straight-line basis.

     Redeemable Preferred Stock -- The Company accreted the increase in the redemption value of its Series A preferred stock through a charge to retained earnings through December 13, 1996, when the Series A preferred stock was converted to common stock.

     Loss Contingencies -- Accruals for loss contingencies are recorded when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated. Accruals are recorded for all costs associated with the settling of certain contingencies (see Note 6). Insurance and other third party recoveries are recorded when realization is probable based on agreements with such parties.

     Currency Translation -- Assets and liabilities of the Company's foreign operations are translated into U.S. dollars at the exchange rate in effect at the balance sheet date and revenues and expenses are translated at average rates in effect during the period. The unrealized currency translation adjustment is reflected as a separate component of stockholders' equity on the balance sheet.

     Revenue Recognition -- The Company's revenue is derived principally from two sources: (i) product license fees for the use of the Company's software products and (ii) service fees for implementation, maintenance, consulting and training related to the Company's software products. The Company's contracts with its customers often involve significant customization and installation obligations. In these situations, license revenue is recognized based on the percentage of completion method, which is based on the achievement of certain performance milestones as defined in the contracts. When the Company is under no obligation to install or customize the software, license revenue is recognized upon shipment, as long as collection of cash is probable. Service revenue for implementation, consulting services and training is generally recognized as the services are performed. Revenue from maintenance services is recognized ratably over the term of the service agreement. Amounts received in advance of revenue recognition are classified as deferred revenues. An allowance for doubtful accounts receivable has been recorded, which is considered adequate to absorb currently estimated bad debts and disputed amounts in these account balances.

     Revenue from hardware sales relating to the implementation of the Company's VAX/VMS application is included in license revenue. These hardware sales were $1.0 million, $767,000 and $1.4 million for the years ended April 30, 1996, 1997 and 1998, respectively. Revenue from the sale of hardware is recorded based on shipping to the customer.

     In October 1997, the AICPA issued SOP 97-2, "Software Revenue Recognition," which provides guidance in applying generally accepted accounting principles in recognizing revenues on software transactions and supercedes SOP 91-1. The provisions of SOP 97-2 are effective for the Company for transactions entered into after April 30, 1998. SOP 97-2 requires revenues earned on software arrangements involving multiple elements to be allocated to each element based on vendor specific objective evidence of the relative fair values of the elements. If a vendor does not have evidence of the fair value for all elements in a multiple-element arrangement, all revenue from the arrangement is deferred until such evidence exists or until all elements are delivered. In addition, SOP 97-2 requires that the Company have an executed software license agreement, the license fee be fixed and determinable and collection deemed probable by management in order to record software license revenue. The Company currently believes the adoption of SOP 97-2 will not have a material impact on its consolidated results of operations or financial position; however, because implementation guidelines for this standard have not yet been issued and a wide range of potential interpretations are being discussed by the accounting profession, there can be no assurance that SOP 97-2 will not have a material impact on the Company's consolidated results of operations or financial position. In March 1998, the AICPA issued SOP 98-4 which defers the effective date of a provision of SOP 97-2. This provision currently has no material impact to the Company.

     Income Taxes -- The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires, among other things, using the liability method of computing deferred income taxes. A valuation allowance is provided when realization of deferred tax debits does not appear probable.

     Net Income (loss) Per Share -- During fiscal 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share." SFAS No. 128 requires the presentation of basic income per share and, for companies with potentially dilutive securities, such as options, diluted income per share. Basic income per share is computed using the weighted average number of shares of common stock outstanding. Diluted income per share is computed using the weighted average number of shares of common stock and, when dilutive, common equivalent shares from options to purchase common stock using the treasury stock method. The following table sets forth the computation of basic and diluted income per share:

                                                                 YEAR ENDED APRIL 30,
                                                   -------------------------------------------------
                                                        1996            1997              1998
                                                   -------------- ---------------- -----------------
Weighted average common shares ...................     4,000,000       5,241,621         7,461,101
Dilutive potential common shares .................            --              --                --
                                                       ---------       ---------         ---------
Shares used in diluted share computation .........     4,000,000       5,241,621         7,461,101
Net income (loss) available (attributable) to
 common shareholders .............................  $    568,870    $ (8,030,273)    $ (27,025,925)
Basic income (loss) per share ....................  $       0.14    $      (1.53)    $       (3.62)
Diluted income (loss) per share ..................  $       0.14    $      (1.53)    $       (3.62)

                                                         QUARTER ENDED JULY 31,
                                                   ----------------------------------
                                                          1997             1998
                                                   ----------------- ----------------
                                                              (UNAUDITED)
Weighted average common shares ...................       7,320,797        7,592,654
Dilutive potential common shares .................              --               --
                                                         ---------        ---------
Shares used in diluted share computation .........       7,320,797        7,592,654
Net income (loss) available (attributable) to
 common shareholders .............................   $  (3,653,027)    $ (2,117,839)
Basic income (loss) per share ....................   $       (0.50)    $      (0.28)
Diluted income (loss) per share ..................   $       (0.50)    $      (0.28)

     The dilutive effect of options for 0, 720,387 and 629,970 shares and convertible preferred stock for 992,061, 992,061 and 0 shares has not been considered in the computation of diluted income (loss) per share in fiscal 1996, 1997 and 1998 because such shares would be anti-dilutive. In applying the treasury stock method, for options outstanding during fiscal year 1996, the estimated average fair value per share approximated the exercise price for all options. As a result, there is no dilutive effect of the options for fiscal 1996.

     Non-cash  Transactions -- The Company acquired  $47,544,  $0 and $91,850 of
equipment   through   capital   leases  during  fiscal  1996,   1997  and  1998,
respectively.

     Concentration of Credit Risk -- Financial instruments which potentially subject the Company to a concentration of credit risk principally consist of accounts receivable. In fiscal 1996, two customers accounted for 25.7% and 22.2% of the Company's total revenue, respectively. In fiscal 1997, two customers accounted for 34.6% and 10.4% of the Company's total revenue, respectively, and in fiscal 1998, two customers accounted for 22.1% and 16.5%, respectively. As of April 30, 1997 and 1998, 60.7% and 43.7% of accounts receivable was concentrated with three customers. The Company does not require collateral on accounts receivable as the majority of the Company's customers are large, well established companies. The Company provides reserves for estimated credit losses.

     Stock Based Compensation -- The Company grants stock options for a fixed number of shares to employees with an exercise price not less than the estimated fair value of the shares as determined by the Board of Directors (prior to the initial public offering) or the market price of the stock at the date of grant. The Company accounts for stock option grants in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees". In October 1995, Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), was issued, which is effective for fiscal years beginning after December 15, 1995. As permitted by SFAS 123, the Company accounts for stock-based compensation in accordance with APB Opinion No. 25 and, accordingly, recognizes compensation expense for stock option grants only when the exercise price is less than the fair value of the shares at the date of grant. Pro forma net income and pro forma earnings per share disclosures are provided for employee stock option grants made in fiscal 1998 as if the fair-value-based method defined in SFAS 123 had been applied (see
Note 7).

     Reclassifications   --  Certain  amounts  previously   reported  have  been
reclassified to conform with current year presentation.

     New Accounting Pronouncements -- In June 1997, SFAS No. 130, "Reporting Comprehensive Income," was issued and requires that all items which meet the definition of comprehensive income be reported for the period in which they are recognized. Comprehensive income includes changes in the balances of items that are reported directly in a separate component of stockholders' equity on the consolidated balance sheets, such as foreign currency translation adjustments and unrealized gains or losses on available-for-sale securities. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. SFAS No. 130 requires minimum pension liability adjustments, unrealized gains and losses on available for sale securities and foreign currency translation adjustments, to be included in other comprehensive income. During the quarters ended July 31, 1998 and 1997 other comprehensive income (loss) consisted primarily of foreign currency translation adjustments which totalled $269,327 and $(46,990), respectively (unaudited).

     In June 1997, SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," was issued and requires that a public business enterprise report financial and descriptive information about its reportable operating segments. Generally, financial information is required to be reported on the basis used internally for evaluating segment performance and resource allocation. SFAS No. 131 is effective for fiscal years beginning after December 15, 1997; however, disclosure is not required in interim financial statements in the initial year of adoption. Accordingly, the Company will make the required disclosures for the fiscal year ending April 30, 1999. The Company is still determining the effect of adopting SFAS No. 131; however, management does not anticipate that it will have a material impact.

     In March 1998, the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." The provisions of SOP 98-1 require that certain costs to develop or obtain internal use software be capitalized. SOP 98-1 is effective for fiscal years beginning after December 1998 and will be effective for the Company beginning May 1999. The Company is still determining the effect of adopting SOP 98-1; however, management does not anticipate that it will have a material impact on the Company's consolidated results of operations or financial position.

2.   BUSINESS ACQUISITION

     Versatility (UK) Limited was acquired by the Company during December 1995. The stockholders of the Company were the same stockholders of Versatility (UK) Limited, with proportionate ownership in both companies being the same. The acquisition was completed by exchanging 2,000,000 shares of common stock of the Company for all of the outstanding capital stock of Versatility (UK) Limited. The shares of Versatility (UK) Limited were subsequently retired. The business combination has been treated as an exchange between companies under common control, which is accounted for in a manner similar to a pooling of interests. Accordingly, the consolidated financial statements for all periods prior to the combination have been restated to reflect the combined operations. Intercompany transactions have been eliminated. Included in consolidated results of operations for the year ended April 30, 1996 are the following results of the previously separate companies for the period of May 1, 1995 to December 31, 1995:

                                                       VERSATILITY
                                                          (UK)      INTERCOMPANY   CONSOLIDATED
                                           COMPANY       LIMITED      ROYALTIES      AMOUNTS
                                        ------------- ------------ -------------- -------------
       Net Sales ......................  $6,688,983    $2,530,343    $ (571,361)   $8,647,965
       Income from operations .........     191,137       344,775            --       535,912


3.   RELATED PARTY TRANSACTIONS

     Related Party Receivables -- The Company has the following current receivables from related parties or affiliated entities at April 30, 1997 and 1998 as follows:

                                                     APRIL 30,
                                            ---------------------------
                                                1997           1998
                                            -----------   -------------
       Stockholder/Officer loan .........    $117,755      $  113,045
       Other ............................      35,626          94,421
                                             --------      ----------
                                              153,381         207,466
       Reserve ..........................          --        (113,045)
                                             --------      ----------
                                             $153,381      $   94,421
                                             ========      ==========

     The stockholder/officer loan accrues interest at the prime rate. The loans and any interest accrued thereunder is payable on the earliest of (i) demand and
(ii) November 6, 1997. Included in the stockholder/ officer loan for fiscal 1997 and 1998 is $4,740 and $14,319, respectively, of accrued interest. The stockholder/ officer loan was not paid as of November 6, 1997 and went into default during the third quarter of fiscal year 1998. During the fourth quarter of fiscal 1998, the officer resigned from the Company. A reserve was established during the third quarter of fiscal 1998 due to the uncertainty of collection.

     The Company leased office space from Serenity Real Properties Limited Partnership (the "Partnership"). The limited partners are stockholders in the Company and the Company was the general partner. Rent expense paid to the Partnership for fiscal 1996, 1997 and 1998 was $120,000, $50,000 and $0 respectively.


SALE OF PARTNERSHIP INTEREST AND TERMINATION OF LEASE

     Prior to October 31, 1996, the Company was the 1% general partner of the Partnership of which Mr. Ronald R. Charnock, the Company's then President and Chief Executive Officer, Mr. Marcus W. Heth, the Company's then Senior Vice President, Technologies, and Mr. Keith P. Roberts, the Company's then Director of Product Development, were the limited partners holding the remaining 99% of the partnership interests (the "Limited Partners"). The Partnership is the owner of an office building in Alexandria, Virginia (the "Property"), which was the Company's headquarters until October 1994 and which was leased by the Company under a lease expiring in April 1997 and providing for monthly rental payments of $10,000. In addition, the Company had guaranteed a mortgage loan made by a commercial bank to the Partnership, which had an outstanding balance of $614,000 at September 30, 1996. This loan was also guaranteed by each of the Limited Partners and was collateralized by a mortgage on the Property.

     On October 31, 1996, the Company sold its general partnership interest in the Partnership, for consideration equal to its capital account of $3,131, to Serenity L.L.C., whose members are the Limited Partners and officers/stockholders of the Company. In connection with the sale of its general partnership interest in the Partnership, the Company made to the Partnership a loan of $519,305 evidenced by a Deed of Trust Note which bears interest at the same rate and is payable upon the earliest of (i) the sale of the Property, (ii) demand by the Company and (iii) October 31, 1997. The Deed of Trust Note is collateralized by a mortgage on the Property and is guaranteed by each of the Limited Partners. The Partnership used the proceeds of this loan to repay its loan from the bank and discharge its mortgage on the Property. In connection with these transactions, the Partnership agreed to the termination of its lease with the Company. The note receivable was repaid in the second quarter of fiscal 1998.

4.   ACCRUED LIABILITIES

     Accrued liabilities consisted of the following as of April 30, 1997 and 1998:

                                                               APRIL 30,
                                                      ---------------------------
                                                          1997           1998
                                                      ------------   ------------
       Accrued commissions and salaries ...........   $  511,676     $  360,453
       Accrued bonuses ............................      362,467             --
       Accrued payroll taxes and withholdings .          195,001        113,932
       Accrued vacation ...........................      289,034        259,399
       Sales, use and other taxes payable .........      654,788        475,498
       Class action settlement and related costs              --      1,465,000
       Other ......................................      324,068        321,474
                                                      ----------     ----------
                                                      $2,337,034     $2,995,756
                                                      ==========     ==========

----------
Included in accrued liabilities at April 30, 1998 are amounts accrued for employee severance costs of approximately $450,000.


5.   LINE OF CREDIT

     On August 28, 1996, the Company obtained a $2.5 million operating line of credit from a bank for financing accounts receivable and working capital and a $1.0 million equipment line of credit from the same bank to finance acquisitions of property and equipment. These lines of credit expired on August 5, 1997. The Company entered into a new line of credit on October 29, 1997 which provided for a $5 million operating line and a $2 million equipment lease line of credit. The operating and equipment lines of credit accrued interest at the prime rate plus 0.5% and 1.0%, respectively. The weighted average interest rate for fiscal 1996 and 1997 was 9.1% and 9.0%, respectively. The lines of credit were collateralized with a first priority security interest in all assets. The lines of credit have various covenants, including limitations on disposition of assets. The Company also must maintain certain financial ratios and is prohibited from paying cash dividends. The Company was not in compliance with various covenants through April 28, 1998. The amount outstanding under the operating line plus accrued interest at April 30, 1998 was $5.3 million.

     On April 28, 1998, the Company entered into an amendment of the line of credit described above (effective April 30, 1998), which waived all instances of non-compliance and provided for the following terms: the $2.0 million equipment line was canceled and the outstanding balance of $256,703 was transferred to the operating line of credit. The Company permanently paid down the operating line by $1.5 million to $3.8 million, subsequent to April 30, 1998, and agreed not to borrow any additional amounts under the line. Subsequent to April 30, 1998, the Company also issued 100,000 warrants convertible into common stock at an exercise price of $2.50 per share. The line continues to be collateralized by all of the Company's assets. As a further condition, the Company agreed to permanently pay down the line upon receipt of any tax refunds resulting from the Company's net operating loss carrybacks and payments made in the year ended April 30, 1998. It is anticipated that these amounts will total approximately $2.0 million. The line matures on November 5, 1998. The interest rate was increased to prime plus 3.0% on the amendment date. Subsequent to April 30, 1998, the Company was not in compliance with the terms of the amended line of credit agreement.


6.   COMMITMENTS AND CONTINGENCIES

     Operating Leases -- The Company leases office space, equipment and automobiles under non-cancellable operating leases expiring through 2004. The leases for office space have abatements that range from two to six months and scheduled annual rent escalations of approximately 3%. None of the equipment or automobile agreements contain unusual renewal or purchase options. Total rent expense for the years ended April 30, 1996, 1997 and 1998 was $876,093, $1.4 million and $2,264,610, respectively.

     As of April 30, 1998, future minimum lease payments for the operating leases are as follows:

            YEARS ENDING APRIL 30,
            ---------------------------
            1999 ...................................    1,345,342
            2000 ...................................    1,241,709
            2001 ...................................    1,047,124
            2002 ...................................      794,985
            2003 ...................................      818,508
            Thereafter .............................    1,306,725
                                                        ---------
            Total ..................................   $6,554,393
                                                       ==========

     Capital Leases -- The Company is obligated under capital leases for various office equipment. As of April 30, 1998, future minimum lease payments for the capital leases are as follows:

            YEARS ENDING APRIL 30,
            ----------------------
            1999 ..................................       29,793
            2000 ..................................       33,147
            2001 ..................................       36,879
            2002 ..................................       11,056
            2003 ..................................           --
                                                          ------
            Total .................................      110,875
            Less: interest ........................      (10,380)
                                                         -------
            Present value of future minimum lease
             payments .............................    $ 100,495
                                                       =========

     Legal Proceedings -- One of the Company's former Value Added Resellers (VAR's) had filed a claim for arbitration (non-binding) against the Company asserting, among other things, that the Company misrepresented the functionality of its products and wrongfully terminated the VAR's reseller agreement, and claiming not less than $1.0 million in damages. The Company defended this action in arbitration proceedings. In April, 1997, the arbitration panel awarded $267,000 in net damages to the plaintiff in the proceedings. The arbitration panel's decision was appealed. In August 1997, the Company settled the litigation with the former VAR for $250,000. The Company recorded a one-time charge in the quarter ending July 31, 1997 related to this litigation for $500,000, which includes the settlement charge and other costs and expenses associated with defending the litigation.

     Between March 6, 1998 and April 8, 1998 the Company and certain of its current and former officers and directors, among others, were sued in various putative securities class action cases filed in the United States District Court for the Southern District of New York and the United States District Court for the Eastern District of Virginia, as follows: Thomas Esposito, et al,
v. Versatility, Inc. et al. (S.D.N.Y.); Thomas K. Doyle v. Versatility, Inc. et al. (E.D. Va); and Steven Bowen v. Versatility, Inc. et al. (S.D.N.Y.) (together "the putative class actions"). Collectively, the putative class actions asserted claims under Sections 11, 12(2), and 15 of Securities Act of 1933 and Section 10(b) and 20(a) of the

Securities Exchange Act of 1934 for alleged misrepresentations and omissions in connection with the SEC public filings and other public statements made by the Company. Among other allegations, each of the putative class actions alleged that the Company misrepresented its financial results and its accounting practices during the period of December 12, 1996 through March 12, 1998 including in the Company's IPO Prospectus. The complaints in certain of the putative class actions also asserted, among other allegations, that the Company and certain of other defendants made misrepresentations in the IPO Prospectus and thereafter regarding the performance capabilities of the Company's CallCenter product.

     Versatility reached a settlement in principle with the plaintiffs in all six putative securities class action lawsuits currently pending against the Company on July 9, 1998. The settlement in principle is conditioned upon the execution and filing with the Court of a definitive agreement of settlement and final Court approval.

     Under the proposed  settlement,  the class actions would be dismissed and a settlement fund would be created for the members of the proposed class consisting of $3.5 million in cash, which represents proceeds from Versatility's directors' and officers' liability insurance and related recoveries by the Company. In addition, as part of the settlement, an aggregate of 350,000 shares of Versatility Common Stock will be transferred to the Company by certain defendants other than the Company in settlement of the claims against them. Thereafter, the Company will issue 750,000 shares of its Common Stock for the benefit of the proposed plaintiff class, 350,000 shares of which will be in substitution of shares provided by those certain defendants in settlement of the claims against them. The Company has accrued liabilities of approximately $1.5 million (net of third party recoveries) at April 30, 1998 related to the settlement.

     Since March, 1998 the Company has been responding to informal requests for information from the Commission relating to certain of the Company's financial matters. In May, 1998, the Company was advised by the Commission that it had obtained a formal order of investigation so that, among other matters, it may utilize subpoena powers to obtain information relevant to its inquiry. The Commission has and may in the future utilize its subpoena powers to obtain information from various officers, directors and employees of the Company and from persons not presently associated with the Company. If, after completion of its investigation, the Commission finds that violations of the federal securities laws have occurred the Commission has the authority to order persons to cease and desist from committing or causing such violations and any future violations. The Commission may also seek administrative and criminal fines and penalties and injunctive relief. The Department of Justice has the authority in respect of civil and criminal matters. There can be no assurance as to the timeliness of the completion of the investigation or as to the final result thereof, and no assurance can be given that the final result of the investigation will not have a material adverse effect on the Company. The Company is cooperating fully with the investigation, and has responded and will continue to respond to requests for information in connection with the investigation.

     A former employee had sued the Company for approximately $1,200,000 for alleged breaches of contract amongst other claims. This action was settled as of April 30, 1998 by execution of a written settlement agreement and mutual general release whereby the Company agreed to pay $120,000 ($50,000 immediately and $70,000 in seven equal monthly installments). The settlement was accrued as of April 30, 1998.

     In addition, the Company is a party to various legal proceedings in the normal course of business, consisting of contract issues and employee matters, which outcome cannot be ascertained at this time (the more significant of which are described below). Taken together or individually, an adverse outcome on the results of these suits, may have a materially adverse impact on the Company. Because the outcome of these matters cannot be ascertained at this time, the Company has not recorded any significant accruals related to these matters. The more significant of these matters are as follows:

     o A former customer is seeking damages in excess of $1,000,000 for alleged breaches of contract and warranties, as well as alleged misrepresentations. On April 16, 1998, the Company filed a response denying the allegations and counter-claiming for damages in excess of

          $400,000 for breach of contract. On August 14, 1998 the Company reached an agreement and settled this litigation for $100,000. The Company recorded the settlement costs in the first quarter of fiscal 1999.

     o A customer of a Versatility reseller has sued for damages for an amount not less than $1,000,000. In December 1997, the District Court dismissed the action. In February 1998, essentially the same claim was made in a different District Court. The outcome of this matter cannot be ascertained at this time.


7.   BENEFIT PLANS

     401(k) Plan. The Company has a savings and investment plan (the "Plan") which covers employees of the Company and that qualifies under section 401(k) of the Internal Revenue Code. All full-time employees who are at least 21 years old and have completed at least six months of service are eligible to participate. Under the terms of the Plan, employees may defer a portion of their salaries as employee contributions. A discretionary corporate contribution is determined annually. The Company made contributions of $44,191 and $124,618 in fiscal 1997 and 1998, respectively. No contributions were made in fiscal 1996. Employee contributions are vested immediately; however, discretionary Company contributions are 100% vested upon three years of service. The Company is not obligated under any other post retirement benefit plans.

     Stock Option Plans. The 1996 Stock Option Plan (the "1996 Plan") provides for the granting of incentive and nonqualified stock options to purchase up to 750,000 shares of common stock. The option price must be equal to or greater than the fair market value at the date of grant. Options are granted for terms of up to ten years and most are exercisable in cumulative annual increments of 20% each year, with the first 20% becoming exercisable upon the date of grant. The 1996 Plan superceded the 1995 Employee Plan (the "Employee Plan") and the 1995 Incentive Plan (the "Incentive Plan") (collectively, the "1995 Plans"), and on September 30, 1996 the Board of Directors determined that no further options would be granted under the 1995 Plans.

     Information regarding the Company's stock option plans is summarized below:

                                                                  1995 PLANS                           1996 PLAN
                                                           ------------------------            -------------------------
                                                  EMPLOYEE PLAN            INCENTIVE PLAN
                                             ------------------------ ------------------------
                                                            WEIGHTED                 WEIGHTED                  WEIGHTED
                                                             AVERAGE                  AVERAGE                  AVERAGE
                                                 NUMBER     EXERCISE      NUMBER     EXERCISE      NUMBER      EXERCISE
                                              OUTSTANDING     PRICE    OUTSTANDING     PRICE    OUTSTANDING     PRICE
                                             ------------- ---------- ------------- ---------- ------------- -----------
May 1, 1995 options outstanding ............          --    $    --           --     $    --            --    $     --
 Granted ...................................     228,758       0.80       62,569        0.80            --          --
 Exercised .................................          --         --           --          --            --          --
 Cancelled .................................          --         --           --          --            --          --
                                                 -------    -------       ------     -------            --    --------
April 30, 1996 options outstanding .........     228,758       0.80       62,569        0.80            --          --
 Granted ...................................          --         --           --          --       139,000       10.50
 Exercised .................................     (29,194)      0.80         (746)       0.80            --          --
 Cancelled .................................          --         --           --          --            --          --
                                                 -------    -------       ------     -------       -------    --------
April 30, 1997 options outstanding .........     199,564    $  0.80       61,823     $  0.80       139,000    $  10.50
                                                 =======    =======       ======     =======       =======    ========
 Granted ...................................          --         --           --          --       460,894       11.50
 Exercised .................................    (115,134)      0.80       (6,477)       0.80       (17,125)      10.97
 Cancelled .................................      (5,640)      0.80      (17,146)       0.80      (254,789)      10.38
                                                --------    -------      -------     -------      --------    --------
April 30, 1998 options outstanding .........      78,790    $  0.80       38,200     $  0.80       327,980    $  10.73
                                                ========    =======      =======     =======      ========    ========
Exercisable as of April 30, 1996 ...........     228,758    $  0.80       12,514     $  0.80            --    $     --
                                                ========    =======      =======     =======      ========    ========
Exercisable as of April 30, 1997 ...........     199,564    $  0.80       24,282     $  0.80        32,300    $  10.50
                                                ========    =======      =======     =======      ========    ========
Exercisable as of April 30, 1998 ...........      78,790    $  0.80       22,240     $  0.80       106,556    $  11.17
                                                ========    =======      =======     =======      ========    ========
Available for future grant .................          --                      --                   404,895
                                                ========                 =======                  ========

     Options to purchase 320,000 shares of Common Stock were granted to an officer on January 17, 1996. These options are not part of the above plans. These stock options vested immediately with an exercise price of $.80 per share, which was determined by the Board of Directors of the Company to be the fair market value. 135,000 of these options were exercised as of April 30, 1998.

     Pursuant to the 1996 Stock Option Plan, the Company granted options to purchase 550,750 shares of Common Stock to employees, effective May 8, 1998. In addition, options to purchase 25,000 shares of Common Stock were issued to a Director of the Company on May 8, 1998.

     In April 1998, the Board of Directors approved the 1998 Non-Qualified Stock Option Plan. The Plan provides for the granting of non-qualified stock options to purchase up to 1,250,000 shares of Common Stock. Options to purchase 1,107,000 shares of common stock were issued on May 8, 1998.

     1996 Employee Stock Purchase Plan. On September 30, 1996, the Board of Directors adopted the 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan"). The 1996 Purchase Plan took effect on May 1, 1997 and provides for the issuance of a maximum of 100,000 shares of common stock. The 1996 Purchase Plan will enable eligible employees to purchase common stock at 85% of the lower of the fair market value of the Company's common stock on the first day or the last day of each six-month purchase period 10,279 Shares have been purchased under the 1996 Purchase Plan as of April 30, 1998.

     The Company has computed the pro forma disclosures required under SFAS 123 for all stock options granted as of April 30, 1998 using the Black-Scholes option pricing model prescribed by SFAS 123. The weighted average fair value at date of grant for options granted during fiscal 1997 and 1998 was $5.96 and $6.51, respectively.

     The assumptions used and the weighted average information for the years ended April 30, 1997 and 1998 are as follows:

                                                 1997          1998
                                             -----------   ------------
       Risk-free interest rates ..........    6.0%          6.0%
       Expected dividend yield ...........    0.0%          0.0%
       Expected lives ....................   3.5 years     3.5 years
       Expected volatility ...............   75.0%         75.0%

     Stock options outstanding and exercisable at April 30, 1998 follows:

                                          OPTIONS OUTSTANDING              OPTIONS EXERCISABLE
                                   ----------------------------------   -------------------------
                                     REMAINING                                           WEIGHTED
                                    CONTRACTUAL         WEIGHTED                         AVERAGE
 EXERCISE PRICE        NUMBER         LIFE IN       AVERAGE EXERCISE        NUMBER       EXERCISE
      RANGE         OUTSTANDING        YEARS              PRICE          EXERCISABLE      PRICE
----------------   -------------   -------------   ------------------   -------------   ---------
$   0.80              301,990            7.75           $  0.80            286,030      $  0.80
$  10.50               63,240            8.42           $ 10.50             35,677      $ 10.50
$  11.50              264,740            9.08           $ 11.50             70,879      $ 11.50

     The effect of applying SFAS 123 would be as follows:

                                                        1996             1997                1998
                                                   -------------   ----------------   -----------------
       Pro forma net income (loss) .............     $ 459,933       $ (8,263,561)      $ (28,611,004)
       Pro forma net income available (attribut-
        able) to common shareholders per
        share ..................................     $    0.08       $      (1.61)              (3.83)

     Compensation expense for shares issued under the employee stock purchase plan has not been given effect as the amount is not material.

8.   INCOME TAXES

     The provision for income taxes is computed based on pretax accounting income for April 30, 1996, 1997 and 1998. Deferred income taxes include the tax effects of temporary differences between pretax accounting income and taxable income. For April 30, 1998 the Company incurred losses in accounting and taxable income, giving rise to a taxable net operating loss of approximately $27.4 million. The Company will have federal net operating loss carryforwards from April 30, 1998 of approximately $4.2 million after relevant loss carryback claims. These losses will expire in 2013. In addition, the Company will have State operating loss carryforwards of approximately $4.2 million which will expire beginning in 2003.

     The provision for income taxes at April 30, 1996, 1997 and 1998 consists of the following:

                                                              1996            1997         1998
                                                         -------------   --------------   -----
       Current provision (benefit):
        Federal ......................................    $  284,641       $ (330,285)     $--
        Foreign ......................................        78,520          104,777       --
        State ........................................        51,229          (97,316)      --
                                                          ----------       ----------      ---
          Total current provision (benefit) ..........       414,390         (322,824)      --
                                                          ----------       ----------      ---
       Deferred provision:
        Federal ......................................      (175,496)              --       --
        Foreign ......................................            --               --       --
        State ........................................       (31,585)              --       --
                                                          ----------       ----------      ---
          Total deferred provision (benefit) .........      (207,081)              --       --
                                                          ----------       ----------      ---
       Total provision (benefit) for income taxes         $  207,309       $ (322,824)     $--
                                                          ==========       ==========      ===

     The approximate tax effects of each type of temporary difference that gave rise to the Company's deferred tax assets and liabilities are as follows:

                                                          1996              1997              1998
                                                     --------------   ---------------   ----------------
       Deferred tax assets:
        Vacation expense .........................     $   70,309      $     89,858      $      80,642
        Bad debt reserve .........................         59,929           290,907            182,050
        Deferred rent ............................         84,233           129,712            162,772
        Deferred revenue .........................             --           305,315            177,605
        Accelerated depreciation and other .......             --            37,241             82,915
        Net operating loss carryforward- fed-
          eral & state ...........................             --         1,762,946         11,055,961
        Foreign tax credit carryforward ..........             --            35,708             35,708
        General business credit carryforward .....             --           215,279            215,279
        AMT tax credit carryforward ..............             --            45,023             45,023
        Other ....................................             --                15                 --
                                                       ----------      ------------      -------------
        Total deferred tax assets ................        214,471         2,912,004         12,037,955
                                                       ==========      ============      =============
       Deferred tax liabilities:
        Accelerated depreciation and other .......        333,634                --                 --
                                                       ----------      ------------      -------------
        Total deferred tax liabilities ...........        333,634                --                 --
                                                       ----------      ------------      -------------
        Valuation allowance ......................             --        (2,912,004)       (12,037,955)
                                                       ----------      ------------      -------------
        Net deferred tax liabilities .............     $ (119,163)     $         --      $          --
                                                       ==========      ============      =============

     The provision for income taxes differs from the amount computed by applying the statutory U.S. Federal income tax rate to income loss before taxes as a result of the following:

                                                              1996           1997            1998
                                                           ----------   -------------   -------------
       U.S. Federal statutory rate .....................       34.0%         (34.0)%         (34.0)%
       State income taxes, net of Federal in-
        come tax benefit ...............................        4.0          ( 0.7)             --
       Impact of foreign earnings and taxes ............      ( 1.7)           1.2              --
       General business credits ........................         --             --              --
       Benefit from foreign sales corporation ..........      (13.4)         ( 2.0)             --
       Valuation Allowance .............................         --           34.7            34.0
       Other ...........................................        1.0          ( 3.1)             --
                                                              -----          -----           -----
       Effective tax rate ..............................       23.9%         ( 3.9)%            --
                                                              =====          =====           =====


9.   BUSINESS SEGMENT AND GEOGRAPHIC AREA INFORMATION

     Geographic Area Information -- The Company operates in one industry segment, the development and marketing of computer software programs and related services. The Company markets its products worldwide and operations can be grouped into two main geographic areas. Pertinent financial data by major geographic area is summarized below.

                                                                                   ELIMINATIONS
                                                                                    AND OTHER
                                                UNITED                              CORPORATE
                                                STATES         UNITED KINGDOM        EXPENSES        CONSOLIDATED
                                           ----------------   ----------------   ---------------   ---------------
Years ending April 30,:
1996 ...................................
 Revenue ...............................    $  14,241,435        $2,991,493       $   (697,656)     $  16,535,272
 Income from operations ................        5,250,464         1,060,603         (5,450,028)           861,039
 Identifiable assets ...................        9,518,498           112,564                 --          9,631,062

1997:
 Revenue ...............................    $  14,988,383        $3,576,683           (256,454)     $  18,308,612
 Income (loss) from operations .........       (2,072,077)          270,548         (6,779,557)        (8,581,086)
 Identifiable assets ...................       35,535,826         1,554,134                 --         37,089,960

1998:
 Revenue ...............................    $  13,435,238        $6,065,000       $   (347,682)     $  19,152,556
 Income (loss) from operations .........      (17,821,970)         (656,408)        (9,003,363)       (27,481,741)
 Identifiable assets ...................       15,189,795           612,683                 --         15,802,478

     The Company charges a royalty to Versatility (UK) Limited for software sales of the Company's products sold by Versatility (UK) Limited. The royalty is intended to cover primarily software development expense and marketing expense. Versatility (UK) Limited reflects the royalty as a cost of revenue. For fiscal 1996, 1997 and 1998 the royalty was $697,656, $256,454, and $387,801 respectively. These amounts were eliminated in consolidation and are not reflected in the revenue and income from operations amounts above.

     Included in United States revenue is, $3.8 million, $6.4 million and $1.4 million of export revenue for fiscal 1996, 1997 and 1998, respectively. For fiscal 1996 and 1997, $2.1 million and $3.8 million of United States export sales were generated in the United Kingdom, with the remaining sales in both fiscal 1995, 1996 and 1997 generated in Canada and Mexico. Included in United Kingdom revenue is $527,681, $1.3 million and $2.1 million of export revenue for fiscal 1996, 1997 and 1998, respectively, which was mainly generated in Western Europe, exclusive of the United Kingdom.

     Significant customers -- The Company had the following customers with revenue in excess of 10%:

                                  1996         1997         1998
                               ----------   ----------   ----------
       Customer A ..........       25.7%        34.6%        22.1%
       Customer B ..........       22.2%        10.4%        16.5%


10.  INTEREST INCOME (EXPENSE), NET

     Interest income (expense), net includes interest income of $66,643, $544,096, and $816,590 in fiscal 1996, 1997 and 1998, respectively, and interest expense of $63,503, $140,107 and $360,765 in fiscal 1996, 1997 and 1998 respectively.


11.  SUBSEQUENT EVENTS

     On August 20, 1998, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Oracle Corporation, a Delaware corporation ("Oracle"), and AQX Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Oracle (the "Purchaser"), which provides for the merger (the "Merger") of the Purchaser with and into the Company, with the Company continuing as the surviving corporation (the "Surviving Corporation"). Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the "Effective Time"), (i) each share of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") outstanding immediately prior to the Effective Time (other than shares held by the Company, the Purchaser or Oracle (which will be cancelled) and shares for which appraisal rights under Delaware law are perfected) will be converted into a right to receive a cash payment in the amount of $1.50 per share and (ii) each share of Common Stock, par value $0.001 per share, of the Purchaser outstanding prior to the Effective Time will be converted into the right to receive one share of the common stock, par value $0.01 per share, of the Surviving Corporation.

     The closing of the Merger is subject to a number of conditions precedent, including, (i) the receipt of all required government approvals, (ii) the approval of the Merger by the stockholders of the Company, (iii) the retention of certain key employees of the Company, (iv) the receipt of final court approval of the settlement of the putative securities class actions and other matters as set forth in the Merger Agreement.

     In connection with the Merger Agreement, the Company entered into a Technology License Agreement, which was amended by Amendment No. 1 to the License Agreement dated September 10, 1998 (as amended, the "License Agreement") with Oracle whereby the Company agreed to grant to Oracle an irrevocable, non-exclusive license of the Company's computer software and related technology (the "Technology"). As payment for the license granted Oracle will pay the Company a sublicense fee equal to 30% of the net fees Oracle receives for sublicenses of the Technology until the earlier of (i) six years from the date of the License Agreement and (ii) the payment by Oracle of a total of $12,000,000. Additionally, Oracle has partially prepaid and will prepay to the Company $2,000,000 of sublicense fees in three equal monthly installments commencing on September 1, 1998.

     In connection with the Merger Agreement, the Company, Oracle and Silicon Valley Bank, a California chartered bank (the "Bank"), entered into a Loan Modification, Consent and Forbearance Agreement (the "Loan Modification Agreement") whereby, pursuant to the terms of the Loan Modification Agreement, the Bank, subject to certain conditions, agreed to forebear from exercising certain remedies available to it as a result of the Company's existing defaults under the loan agreements with the Bank until the earlier of December 31, 1998 and the consummation of the Merger. The Bank's continuing forbearance will terminate upon the termination of the Merger Agreement.

     On August 14, 1998, the Company reached an agreement concerning the litigation with a former customer (see Note 6). The litigation was settled for $100,000. The Company recorded the settlement costs in the first quarter of fiscal 1999 (unaudited).

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of August 20, 1998, is entered into by and among Oracle Corporation, a Delaware corporation ("Parent"), AQX Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (the "Purchaser"), and Versatility Inc., a Delaware corporation (the "Company").


                                    RECITALS

     A. The Boards of Directors of the Company and the Purchaser deem it advisable and in the best interests of the stockholders of such corporations to effect the merger (the "Merger") of the Purchaser with and into the Company, all pursuant to this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL").

     B. As a condition and inducement to Parent's and the Purchaser's willingness to enter into this Agreement, upon the execution and delivery of this Agreement, (i) Ronald R. Charnock, Marcus Heth, Keith Roberts, Edison Venture Fund, Noro Mosley Partners and Ernie Connon are simultaneously entering into and delivering support agreements in the form attached hereto as Exhibit A (collectively, the "Support Agreements"), and (ii) the Company and Parent are entering into a license agreement (the "License Agreement") in the form attached hereto as Exhibit B.

   The parties hereby agree as follows:


                                    ARTICLE I

                                   THE MERGER


     1.1  MERGER.

          (a) At the Effective Time (as defined in Section 1.1(b) below) and subject to the terms and conditions hereof and the provisions of the DGCL, the Purchaser will be merged with and into the Company in accordance with the DGCL, the separate existence of the Purchaser shall thereupon cease and the Company shall continue as the surviving corporation (the "Surviving Corporation"). The Purchaser and the Company are sometimes hereinafter referred to collectively as the "Constituent Corporations."

          (b) Subject to the terms and conditions hereof, the Merger shall be consummated as promptly as practicable after the Stockholders' Meeting (as defined in Section 4.2), if any, by duly filing a certificate of merger, in such form as is required by, and executed in accordance with, the relevant provisions of the DGCL. The Merger shall be effective at such time as the certificate of merger is duly filed with the Secretary of State of the State of Delaware in accordance with the DGCL or at such later time as is specified in the certificate of merger (the "Effective Time"). Prior to such filing, a closing shall take place at the offices of Venture Law Group, A Professional Corporation, 2800 Sand Hill Road, Menlo Park, California, or at such other place as the parties shall agree, for the purpose of confirming the satisfaction or waiver of the conditions contained in Article VI hereof. The date on which such closing shall occur is referred to herein as the "Closing Date."

          (c) The separate corporate existence of the Company, as the Surviving Corporation, with all its purposes, objects, rights, privileges, powers, certificates and franchises, shall continue unimpaired by the Merger. The Surviving Corporation shall succeed to all the properties and assets of the Constituent Corporations and to all debts, choses in action and other interests due or belonging to the Constituent Corporations and shall be subject to and responsible for all the debts, liabilities and duties of the Constituent Corporations with the effect set forth in Section 259 of the DGCL.

     1.2 CONVERSION OF SHARES. At the Effective Time and by virtue of the Merger and without any action on the part of the holders of the capital stock of the Constituent Corporations:

          (a) Each share of Common Stock of the Company, par value $.01 per share (the "Common Stock") issued and outstanding immediately prior to the Effective Time (collectively, the "Shares") (other than (i) Shares to be canceled pursuant to Section 1.2(b) below and (ii) Dissenting Shares (as defined in Section 1.4)) shall be converted into the right to receive in cash an amount per Share equal to $1.50 (the "Merger Price");

          (b) Each Share held in the treasury of the Company and each Share owned by Parent, the Purchaser or the Company, or by any direct or indirect wholly owned subsidiary of any of them, shall be canceled and retired without payment of any consideration therefor; and

          (c) Each share of common stock, par value $0.001 per share, of the Purchaser issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.


     1.3  EXCHANGE OF CERTIFICATES.

          (a) From and after the Effective Time, a bank or trust company to be designated by Parent shall act as exchange agent (the "Exchange Agent") in effecting the exchange of the Merger Price for certificates which prior to the Effective Time represented Shares and which as of the Effective Time represent the right to receive the Merger Price (the "Certificates"). Promptly after the Effective Time, the Exchange Agent shall mail to each record holder of Certificates a form of letter of transmittal and instructions for use in surrendering such Certificates and receiving the Merger Price therefor in a form approved by Parent and the Company. At or prior to the Effective Time, the Purchaser shall deposit in trust with the Exchange Agent immediately available funds in an amount sufficient to pay the Merger Price for all such Shares to the Company's stockholders as contemplated by this Section 2.3. Upon the surrender of each Certificate and the issuance and delivery by the Exchange Agent of the Merger Price for the Shares represented thereby in exchange therefor, the Certificate shall forthwith be canceled. Until so surrendered and exchanged, each Certificate shall represent solely the right to receive the Merger Price for the Shares represented thereby, without any interest thereon. Upon the surrender and exchange of such an outstanding Certificate, the holder thereof shall receive the Merger Price multiplied by the number of Shares represented by such Certificate, without any interest thereon. If any cash is to be paid to a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition to such payment or exchange that the person requesting such payment or exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the payment of such cash to a name other than that of the registered holder of the Certificate surrendered, or such person shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of Certificates for any part of the Merger Price payments made to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (b) Promptly following the first anniversary of the Effective Time, the Exchange Agent shall return to the Surviving Corporation all cash relating to the transactions described in this Agreement, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a Certificate may surrender such Certificate to the Surviving Corporation and (subject to applicable abandoned property, escheat and similar laws) receive in exchange therefor the Merger Price for such Shares, without any interest thereon, but shall have no greater rights against the Surviving Corporation than may be accorded to general creditors of the Surviving Corporation under applicable law. At and after the Effective Time, holders of Certificates shall cease to have any rights as stockholders of the Company except for the right to surrender such Certificates in exchange for the Merger Price for such Shares or to perfect their right of appraisal with respect to their Shares pursuant to the applicable provisions of the DGCL and Section 1.4 below, and there shall be no transfers on the stock transfer books of the Company or the Surviving Corporation of any Shares that were outstanding immediately prior to the Merger.

     1.4  DISSENTING SHARES.

          (a) Notwithstanding the provisions of Section 1.2 or any other provision of this Agreement to the contrary, Shares that are issued and outstanding immediately prior to the Effective Time and are held by stockholders who shall have properly demanded appraisal of such Shares in accordance with the DGCL ("Dissenting Shares") shall not be converted into the right to receive the Merger Price at the Effective Time, unless and until the holder of such Dissenting Shares shall have failed to perfect or shall have effectively withdrawn or lost such right to appraisal and payment under the DGCL. If a holder of Dissenting Shares (a "Dissenting Stockholder") shall have so failed to perfect or shall have effectively withdrawn or lost such right to appraisal and payment, then, as of the Effective Time or the occurrence of such event, whichever last occurs, such Dissenting Shares shall be converted into and represent solely the right to receive the Merger Price, without any interest thereon, as provided in
     Section 1.2.

          (b) The Company shall give Parent (i) prompt notice of any written demands for appraisal, withdrawals of demands for appraisal and any other instruments served pursuant to Section 262 of the DGCL and received by the Company, and (ii) the opportunity to control all negotiations and proceedings with respect to such demands for appraisal. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands.

     1.5  CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION.

          (a) At the Effective Time the Certificate of Incorporation of the Purchaser, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Certificate of
     Incorporation; provided, however, that Article I of the Certificate of Incorporation of the Surviving Corporation shall be amended to read as follows: "The name of the corporation is [Company Name]."

          (b) At the Effective Time the Bylaws of the Purchaser, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by law, the Certificate of Incorporation of the Surviving Corporation or such Bylaws.

     1.6 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. At the Effective Time, the directors of the Purchaser immediately prior to the Effective Time shall become the directors of the Surviving Corporation, each of such directors to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation, until the next annual stockholders' meeting of the Surviving Corporation and until their successors shall be duly elected or appointed and qualified. At the Effective Time, the officers of the Purchaser immediately prior to the Effective Time shall become the officers of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

     1.7 WARRANTS. Parent shall not assume or continue any outstanding warrants to purchase shares of Company Common Stock (the "Warrants"). The parties hereto shall take all appropriate action to provide that, at or following the Effective Time, each holder of an outstanding Warrant shall be entitled to receive an amount in cash equal to the product of (i) the excess, if any, of the Merger Price over the per share exercise price of such Warrant and (ii) the number of Shares subject to such Warrant which are exercisable immediately prior to the Effective Time.

     1.8 OPTIONS. The Company Common Stock options shall be treated as set forth in Section 5.5.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                           OF PARENT AND THE PURCHASER

     Parent and the Purchaser hereby jointly and severally represent and warrant to the Company that, except as and to the extent set forth in a Disclosure Schedule (the "Parent Disclosure Schedule") delivered to the Company on or prior to the date hereof setting forth additional exceptions specified therein to the representations and warranties contained in this Article II, which Disclosure Schedule shall identify exceptions by specific Section references:

     2.1  CORPORATE ORGANIZATION.

          (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has not engaged in any business since it was incorporated other than in connection with the transactions contemplated by this Agreement. Parent owns all of the outstanding capital stock of the Purchaser.

     2.2 AUTHORITY. Each of Parent and the Purchaser has the full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly approved by the respective Boards of Directors of Parent and the Purchaser and no other corporate proceedings on the part of Parent or the Purchaser are necessary to consummate the transactions so contemplated (other than, with respect to the Merger, the filing and recordation of the appropriate merger documents as required by the
DGCL). This Agreement has been duly executed and delivered by each of Parent and the Purchaser and, assuming the due authorization, execution and delivery thereof by the Company, constitutes a valid and binding obligation of each of Parent and the Purchaser, enforceable against such parties in accordance with its terms, except as such enforceability may be limited by principles or public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     2.3 CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution and delivery of this Agreement by Parent and the Purchaser nor the consummation by Parent and the Purchaser of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of their respective charter documents, or (ii) assuming compliance with the matters referred to in clause (iii) below, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to a right of termination, cancellation or acceleration of any obligation contained in or to the loss of a benefit under, or result in the creation of any lien or other encumbrance upon any of the properties or assets of Parent or the Purchaser under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other agreement, instrument, obligation, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or the Purchaser, or to which either of them or any of their respective properties or assets may be subject, except for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens or other encumbrances, which, individually or in the aggregate, will not have a material adverse effect on Parent and its subsidiaries taken as a whole or prevent or materially delay consummation of the Merger, or (iii) require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission or other governmental or regulatory authority or instrumentality, domestic or foreign (a "Governmental Entity"), except (A) pursuant to the Exchange Act, (B) filing of a certificate of merger pursuant to the DGCL, (C) filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the termination or expiration of the waiting periods thereunder, (D) filings required under applicable antitrust laws of any foreign country, (E) filings necessary to comply with state securities or "blue sky" laws, or (F) consents, approvals, authorizations, permits, filings or notifications which if not obtained or made will not, individually or in the aggregate, have a material adverse effect on Parent and its subsidiaries taken as a whole or prevent or materially delay consummation of the Merger.

     2.4 BROKERS AND FINDERS. Neither Parent nor the Purchaser has employed any broker or finder or incurred any liability for any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated hereby.

     2.5 FINANCING. The Purchaser has or will have, prior to the Effective Time of the Merger, sufficient cash or cash-equivalent funds available to consummate the Merger and the transactions contemplated thereby and to pay related fees and expenses.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

     The Company hereby represents and warrants to Parent and the Purchaser that, except as and to the extent set forth in a Disclosure Schedule (the "Company Disclosure Schedule") delivered to Parent on or prior to the date hereof setting forth additional exceptions specified therein to the representations and warranties contained in this Article III, which Disclosure Schedule shall identify exceptions by specific Section references:

     3.1 CORPORATE ORGANIZATION. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization, has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified or licensed as a foreign corporation to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties owned or leased by it makes such qualification or licensing necessary, except where the failure to be so organized, existing, in good standing, qualified or licensed would not have a Material Adverse Effect. As used herein, the term "Material Adverse Effect" means any change, event or effect that, individually or in the aggregate, is or is reasonably likely to be materially adverse to the business, operations, properties, condition (financial or otherwise), assets or liabilities (including, without limitation, contingent liabilities) of the Company and its Subsidiaries taken as a whole. The Company has made available to Parent a complete and correct copy of the Company's and its Subsidiaries' certificates of incorporation and bylaws (or comparable governing documents), each as amended to the date hereof. The Company's and its Subsidiaries' certificates of incorporation and bylaws (or comparable governing documents) made available are in full force and effect. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or Bylaws (or comparable) governing documents.

     3.2 CAPITALIZATION. The authorized capital stock of the Company consists of 20,000,000 shares of Company Common Stock and 2,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock"). As of the date hereof (i) 7,595,009 shares of Company Common Stock were issued and outstanding, (ii) no shares of Preferred Stock were issued and outstanding, (iii) 3,500,161 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding options to acquire shares of Company Common Stock ("Stock Options"), (iv) 100,000 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding Warrants, and (v) no shares of Company Common Stock were held by the Company in its treasury. As of the date hereof, 1,393,000 shares of Company Common Stock were available for issuance under the Company's 1998
Nonqualified Stock Option Plan, 404,895 shares of Company Common Stock were available for issuance under the Company's 1996 Stock Option Plan, and no shares of Company Common Stock were available for issuance under the either of the Company's 1995 Employee Plan or the Company's 1995 Incentive Plan (the foregoing Stock Option Plans are referred to, collectively, as the "Company Stock Option Plans"). As of the date hereof, 89,725 shares of Company Common Stock were available for issuance under the Company's Employee Stock Purchase Plan. All of the issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of the Company or any agreement to which the Company is a party or by which the Company or its assets is bound. Each of the outstanding shares of Capital Stock or other securities of each of the Company's Subsidiaries directly or indirectly owned by the Company is duly authorized, validly issued, fully paid and nonassessable and owned by the Company or by a direct or indirect Subsidiary of the Company, free and clear of any limitation or restriction (including any restriction on the right to vote or sell the same except as may be provided as a matter of law). Except as disclosed in this Section 3.2 or Section 3.2 of the Company Disclosure Schedule, there are no shares of capital stock of the Company issued or outstanding, and except for the Stock Options and the Warrants, there are no outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character (including, without limitation, rights which will or could become exercisable as a result of this Agreement or any transaction contemplated hereby) relating to the issued or unissued capital stock or other securities of the Company obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of the Company or obligating the Company to grant, extend or enter into any subscription, option, warrant, right, convertible security or other similar agreement or commitment. There are no voting trusts or other agreements or understandings to which the Company is a party with respect to the voting of the capital stock of the Company.

     3.3 SUBSIDIARIES. Section 3.3 of the Company Disclosure Schedule contains a correct and complete list of each of the Company's Subsidiaries, the jurisdiction where each of such Subsidiaries is organized and the percentage of outstanding capital stock of such Subsidiaries that is directly or indirectly owned by the Company. The Company or another Subsidiary of the Company owns its shares of the Capital Stock of each Subsidiary of the Company free and clear of all liens, claims and encumbrances. Section 3.3 of the Company Disclosure Schedule sets forth a true and complete list of each equity investment in an amount of $500,000 or more or which represents a 5% or greater ownership interest in the subject of such investment made by the Company or any of its Subsidiaries in any other Person other than the Company's Subsidiaries ("Other Interests"). The Other Interests are owned by the Company, by one or more of the Company's Subsidiaries or by the Company and one or more of its Subsidiaries, in each case free and clear of all liens, claims and encumbrances. For purposes of this Agreement, (i) the term "Subsidiary" shall mean any corporation, partnership, limited liability company, association, trust, unincorporated association or other legal entity of which the Company, either alone or through or together with any other Subsidiary, owns, directly or indirectly, 50% or more of the capital stock, partnership interests, member interests or other ownership interests, the holders of which are generally entitled to vote for the election of the Board of Directors or other governing body of such corporation or other legal entity, and (ii) "Capital Stock" shall mean common stock, preferred stock, partnership interests, limited liability company interests or other ownership interests entitling the holder thereof to vote with respect to matters involving the issuer thereof, and (iii) the term "Person" shall mean an individual, corporation (including not-for-profit), partnership, limited liability company, association, trust, unincorporated organization, joint venture, estate, Governmental Entity or other legal entity.

     3.4 AUTHORITY. The Company has all necessary corporate power and authority to enter into this Agreement and the License Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the License Agreement and the consummation of the transactions contemplated hereby and thereby have been duly approved by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the license Agreement or to consummate the transactions so contemplated (other than, with respect to the Merger, the approval and adoption of this Agreement by holders of a majority of the outstanding shares of Common Stock of the Company, and the filing and recordation of the appropriate merger documents as required by the DGCL). Each of this Agreement and the License Agreement has been duly executed and delivered by, and, assuming the due authorization, execution and delivery thereof by Parent and the Purchaser, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by principles or public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     3.5 CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution and delivery of this Agreement and the License Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby and thereby will (i) (assuming stockholder approval of the Merger as described in Section
3.4 is obtained) conflict with or result in any breach or violation of any provision of the Certificate of Incorporation or Bylaws of the Company or any of its Subsidiaries, or (ii) except as set forth in Section 3.5 of the Company Disclosure Schedule, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to a right of termination, consent, approval, cancellation or acceleration of any obligation contained in or to the loss of a benefit under, or result in the creation of any lien or other encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or to which the Company, its Subsidiaries or any of their properties or assets may be subject, except for such violations, conflicts, breaches, terminations, accelerations or creations of liens or other encumbrances, which will not have a Material Adverse Effect or prevent or materially delay consummation of the Merger, or (iii) except as set forth in Section 3.5 of the Company Disclosure Schedule, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (A) pursuant to the Exchange Act, (B) filing of a certificate of merger pursuant to the DGCL, (C) filings under the HSR Act and the termination or expiration of the waiting periods thereunder, (D) filings required under applicable antitrust laws of any foreign country, (F) filings necessary to comply with state securities or "blue sky" laws, or (G) consents, approvals, authorizations, permits, filings or notifications which if not obtained or made will not have a Material Adverse Effect or prevent or materially delay consummation of the Merger.

     3.6 BROKERS AND FINDERS. Except for the Financial Advisor and the fees payable by the Company to such firm described in an engagement letter dated April 27, 1998, a complete and correct copy of which has been provided to Parent on or prior to the date hereof, neither the Company nor any of its Subsidiaries has employed any broker or finder or incurred any liability for any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated hereby.

     3.7  CONDUCT OF BUSINESS.

          (a) The business of the Company, as presently conducted, is not being conducted in default or violation of any term, condition or provision of
     (i) its  respective  charter  or  bylaws,  or (ii)  except  as set forth in
     Section 3.7 of the Company Disclosure  Schedule,  any note, bond, mortgage, indenture, deed of trust, lease, agreement or other instrument or obligation of any kind to which the Company is a party or by which the Company or any of its properties or assets may be bound, or (iii) any federal, state, local or foreign statute, law, ordinance, rule, regulation, judgment, decree, order, concession, grant, franchise, permit or license or other governmental authorization or approval applicable to the Company, excluding from the foregoing clauses (ii) and (iii) defaults or violations that could not reasonably be expected to have a Material Adverse Effect.

          (b) The Company has all licenses, permits, orders or approvals of, and has made all required registrations with, all Governmental Entities that are material to the conduct of the business of the Company (collectively, "Permits"). All Permits are in full force and effect, no material violations are or have been recorded in respect of any Permit, and no proceeding is pending or threatened to revoke or limit any Permit.

          (c) The Company has not received any written communication from a Governmental Entity that alleges that the Company is not in compliance with any Environmental Law (as defined below). There are no environmental materials or conditions, including on-site or off-site disposal or releases of Hazardous Materials (as defined below), that could reasonably be expected to have a Material Adverse Effect. As used in this Agreement, the term "Environmental Laws" means any applicable treaties, laws, regulations, enforceable requirements, orders, decrees or judgments issued, promulgated or entered into by any Governmental Entity, which relate to (A) pollution or protection of the environment or (B) the generation, storage, use, handling, disposal or transportation of or exposure to Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C.
     Section 9601, et seq. ("CERCLA"), the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq., the
     Clean Air Act of 1970, as amended, 42 U.S.C. Section 7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., and any similar or implementing federal, foreign, state or local law, and all amendments or regulations promulgated thereunder; and the term "Hazardous Materials" means all explosive or regulated radioactive materials or substances, biological hazards, genotoxic or mutagenic hazards, hazardous or toxic substances, medical wastes or other wastes or chemicals, petroleum or petroleum distillates, asbestos or asbestos-containing materials, and all other materials or chemicals regulated pursuant to any Environmental Law, including materials listed in 49 C.F.R. Section 172.101 and materials defined as hazardous pursuant to Section 101(14) of CERCLA.

     3.8 SEC DOCUMENTS. The Company has filed all required reports, schedules, forms, statements and other documents with the SEC since December 31, 1996. All reports, schedules, forms, statements and other documents filed with the SEC since December 31, 1997 (the "SEC Documents") complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and, at the time of filing, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Company Financial Statements") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of the Company as of the dates thereof and its statements of operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to be material). Except as and to the extent set forth on the balance sheet of the Company on April 30, 1998, including the notes thereto, or the Company Disclosure Schedule, the Company has no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) which would be required to be reflected on a balance sheet, or in the notes thereto, prepared in accordance with generally accepted accounting principles, except for liabilities and obligations incurred in the ordinary course of business consistent with past practice since April 30, 1998 which could not reasonably be expected to have a Material Adverse Effect. The Company has heretofore delivered to Parent complete and correct copies of all of the SEC Documents and all amendments and modifications thereto, as well as, to the extent any shall exist, all amendments and modifications that have not been filed by the Company with the SEC to all agreements, documents and other instruments that previously had been filed by the Company with the SEC and are currently in effect.

     3.9  LITIGATION.

          (a) Except as disclosed in Section 3.9 of the Company Disclosure Schedule, there is no suit, action or proceeding pending or, to the knowledge of the Company, threatened against the Company that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or the License Agreement or that, individually or in the aggregate, could reasonably be expected to (i) have a Material Adverse Effect, (ii) materially impair the ability of the Company to perform its obligations under this Agreement or the License Agreement, or (iii) prevent the consummation of any of the transactions contemplated by this Agreement or the License Agreement, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity outstanding against the Company or any of its Subsidiaries having, or that could reasonably be expected to have, any such effect. No Governmental Entity has at any time challenged or questioned in a writing delivered to the Company the legal right of the Company to design, manufacture, offer or sell any of its products in the present manner or style thereof.

          (b) Neither the Company nor any of its Subsidiaries has ever been notified in writing that it has been subject to an audit, compliance review, investigation or like contract review by the office of the Inspector General of the U.S. General Services Administration or any other Governmental Entity or agent thereof in connection with any government contract (a "Government Audit"). To the Company's knowledge, no Government Audit is threatened, and in the event of any such Government Audit, to the knowledge of the Company, no basis exists for a finding of noncompliance with any material provision of any government contract or for a material refund of any amounts paid or owed to the Company or any of its Subsidiaries by any Governmental Entity pursuant to such government contract. For each item disclosed in the Company Disclosure Schedule pursuant to this Section 3.9, a true and complete copy of all material correspondence and documentation with respect thereto has been made available to Parent.

     3.10 LABOR AGREEMENTS AND ACTIONS.

          (a) The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike, unfair labor practice complaint or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving its employees. The Company is not engaged in any unfair labor practice and is not in material violation of any applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours. The Company has not experienced any material work stoppage or other material labor difficulty.

          (b) Except as set forth in Section 3.10 of the Company Disclosure Schedule, the employment of each officer and employee of the Company is terminable at the will of the Company, and the Company has not entered into any oral or written agreements with any of its officers or employees that provide for severance or termination pay or acceleration of vesting on stock options or restricted stock. Except as set forth in Section 3.10 of the Company Disclosure Schedule, the Company is not a party to any agreement, contract or arrangement with any officer or employee the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature of any of the transactions contemplated by this Agreement.

          (c) The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment. The Company has conducted all employee terminations and reductions in force in accordance with Company policy and in compliance with all applicable laws, including but not limited to the Worker Adjustment and Retraining Notification Act ("WARN"). Except as set forth in Section 3.10 of the Company Disclosure Schedule, there are no, and have not been any, claims against the Company, or to the Company's knowledge, threatened against the Company, based on actual or alleged race, age, sex, disability or other harassment or discrimination, or similar tortious conduct, nor to the knowledge of the Company, is there any basis for any such claim. There are no pending claims against the Company under any workers' compensation plan or policy or for long term disability. There are no pending or, to the knowledge of the Company, threatened wage claims against the Company, and there are no other proceedings pending or, to the knowledge of the Company, threatened against the Company, by any employee or former employee.

          (d) The Company is not aware that any executive officer intends to terminate such officer's employment with the Company, nor does the Company have any present intention to terminate the employment of any executive officer. Each executive officer of the Company is currently devoting 100% of his or her business time attending to the affairs of the Company.

     3.11 CERTAIN AGREEMENTS AND EMPLOYEE BENEFIT PLANS.

          (a) Section 3.11(a) of the Company Disclosure Schedule contains a true and complete summary or list of, or otherwise describes, (i) all employee benefit plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) which are maintained, contributed to or sponsored by the Company or any trade or business (whether or not incorporated) which is treated as a single employer  with the  Company  (an "ERISA  Affiliate")  within the meaning of
     Section 414(b), (c), (m) or (o) of the Code, for the benefit of any current or former employee, officer or director of the Company or an ERISA Affiliate, (ii) each loan to a non-officer employee and loans to officers and directors of the Company, (iii) all bonus, stock option, stock purchase, restricted stock, phantom stock, or stock appreciation right plans, programs or arrangements, (iii) all incentive, deferred compensation, supplemental retirement, savings, profit sharing, or severance plans, programs or arrangements, (iv) all sabbatical, employee relocation, vacation, cafeteria benefit (Code Section 125), dependent care benefit (Code Section 129), life or accident insurance, disability, medical, dental, vision or any other fringe or benefit plans, programs or arrangements, and (v) any current or former employment or executive compensation or severance agreements, written or otherwise, for the benefit of, or relating to, any present or former employee, consultant or director of the Company, as to which (with respect to any of items (i) through (v) above) any obligation or potential liability is borne by the Company (together, the "Company Employee Plans").

          (b) The Company has delivered to Parent a true and complete copy of each of the written Company Employee Plans and related plan documents (including trust documents, insurance policies or contracts, employee booklets, summary plan descriptions and other authorizing documents and written description of any unwritten Company Employee Plan, and, to the extent still in its possession, any material employee communications relating thereto) and has, with respect to each Company Employee Plan which is subject to ERISA reporting requirements, provided copies of the most recently filed Form 5500, the most recently prepared actuarial report and financial statement and the most current summary of material modifications. Any Company Employee Plan intended to be qualified under Section 401(a) of the Code has either obtained from the Internal Revenue Service a favorable determination letter as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation with respect to which the remedial amendment period under Section 401(b) of the Code has expired, or has applied to the Internal Revenue Service for such a determination letter prior to the requisite period under applicable Treasury Regulations or Internal Revenue Service pronouncements in which to apply for a determination letter and to make any amendments necessary to obtain a favorable determination. The Company has also furnished Parent with the most recent Internal Revenue Service determination letter issued with respect to each such Company Employee Plan, and, to the knowledge of the Company nothing has occurred since the issuance of each such letter which could reasonably be expected to cause the loss of the tax-qualified status of any Company Employee Plan subject to Code Section 401(a).

          (c) With respect to each Company Employee Plan, (i) there has been no "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Code, (ii) each Company Employee Plan in all material respects has been administered in accordance with its terms and in compliance with the requirements prescribed by any and all applicable statutes, rules and regulations (including ERISA and the Code), (iii) the Company (or, as appropriate, an ERISA Affiliate) has prepared in good faith and timely filed all requisite governmental reports (which were true and correct as of the date filed) and has properly and timely filed and distributed or posted all notices and reports to participants and beneficiaries required to be filed, distributed or posted, (iv) no suit, administrative proceeding, action or other litigation has been brought, or is pending or anticipated or to the knowledge of the Company is threatened against such Company Employee Plan (excluding claims for benefits incurred in the ordinary course of plan administration), including any audit or inquiry by the Internal Revenue Service or United States Department of Labor, (v) the Company and each ERISA Affiliate have performed all material obligations required to be performed by them and are not in any material respect in default under or in violation of, and have no knowledge of any material default or violation of, such Company Employee Plan, (vi) neither the Company nor any ERISA Affiliate, nor any officer or director of any of them, has incurred any liability or penalty under Sections 4976 through 4980 of the Code or Title I of ERISA, (vii) all contributions required to be made by the Company or any ERISA Affiliate have been made on or before their due dates, (viii) such Company Employee Plan is not covered by, and neither the Company nor any ERISA Affiliate has incurred or expects to incur any material liability under, Title IV of ERISA or Section 412 of the Code, (ix) neither the Company nor any ERISA Affiliate is a party to, or has made any contribution to or otherwise incurred any obligation under, any "multi-employer plan" as defined in
     Section 3(37) of ERISA; and (x) except as disclosed in Section 3.11(c) of the Company Disclosure Schedule, there has been no termination or partial termination of such Company Employee Plan within the meaning of Section 411 of ERISA which would require the acceleration of vesting of any benefits under such Company Employee Plan pursuant to Section 411 of ERISA, except with respect to benefits for which contributions have already been made by the Company to such Company Employee Plan.

          (d) With respect to each Company Employee Plan, the Company has in all material respects complied with (i) the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") and the proposed regulations thereunder, (ii) the applicable requirements of the Family and Medical Leave Act of 1993 ("FMLA") and the regulations thereunder, and (iii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and the temporary regulations thereunder. Except as disclosed in Section 3.11(d) of the Company Disclosure Schedule, no employee or former employee of the Company or any qualifying beneficiary thereof is currently receiving or is qualified to elect COBRA coverage with respect to a Company Employee Plan.

          (e) Except as set forth in Section 3.11(e) of the Company Disclosure Schedule, with respect to each Company Employee Plan, there has been no amendment to, written interpretation announcement (whether or not written) or express or implied commitment by the Company or other ERISA Affiliate relating to, or change in participation, coverage or benefits under, such Company Employee Plan, other than a modification or change required by ERISA or the Code, which would materially increase the expense of maintaining such Plan above the level of expense incurred with respect to that Plan for the most recent fiscal year included in the Company financial statements. Except as set forth in Section 3.11(e) of the Company Disclosure Schedule, the Company has made no express or implied commitment to create any liability with respect to or cause to exist any employee benefit plan, program or arrangement other than the Company Employee Plans, or to enter into any contract or agreement to provide compensation or benefits to any individual.

          (f) Section 3.11(f) of the Company Disclosure Schedule contains a true and correct list of each person who holds any stock option as of the date hereof, together with (i) the number of shares of Company Common Stock subject to such stock option, (ii) the date of grant of such stock option,
     (iii) the extent to which such stock option is currently vested and, to the extent such stock option is unvested, the vesting schedule, (iv) the exercise price of such stock option, (v) whether such stock option is intended to qualify as an incentive stock option within the meaning of
     Section 422(b) of the Code (an "ISO"), and (vi) the expiration date of such stock option. Section 3.11(f) of the Company Disclosure Schedule also sets forth the aggregate number of ISO's and nonqualified stock options outstanding as of the date hereof.

          (g) The Company is not a party to any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement, except as required pursuant to
     Section 411 of the Code.

     3.12 TAXES.

          (a) The Company (i) has filed when due (taking into account extensions) with the appropriate federal, state, local, foreign and other governmental agencies, all tax returns, estimates and reports required to be filed by it, (ii) either paid when due and payable or established adequate reserves or otherwise accrued all requisite federal, state, local or foreign taxes, levies, imposts, duties, licenses and registration fees and charges of any nature whatsoever, and unemployment and social security taxes and income tax withholding, including interest and penalties thereon ("Taxes"), and (iii) have established or will establish in accordance with its normal accounting practices and procedures accruals and reserves that, in the aggregate, are adequate for the payment of all Taxes not yet due and payable and attributable to any period preceding the Effective Time.

          (b) No deficiencies for Taxes have been threatened or claimed by any taxing authority in respect of any tax returns filed by the Company (or any predecessor corporations). Neither the Company nor any predecessor corporation has executed or filed with any taxing authority any agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes. The Company is not currently being audited by any taxing authority nor has it received notice of a proposed audit pertaining to Taxes. There are no tax liens on any assets of the Company or any affiliate, except for Taxes not yet due and payable. The accruals and reserves for taxes reflected in the balance sheet of the Company as at April 30, 1998 are in all material respects adequate to cover all Taxes accruable through the date thereof (including interest and penalties, if any, thereon and Taxes being contested) in accordance with generally accepted accounting principles.

          (c) The Company neither is a party to, is bound by, nor has any obligation under any tax sharing or similar agreement.

          (d) The Company is not required to include in income (i) any amount in respect of any adjustment under Section 481 of the Code, (ii) any deferred intercompany transaction, or (iii) any installment sale gain, where the inclusion in income would result in a Tax liability materially in excess of the reserves therefor. The Company has not given a consent under Section 341(f) of the Code. The Company is not, nor has it been at any time, a "United States real property holding corporation" within the meaning of
     Section 897(c)(2) of the Code. The Company does not own any property of a character which would give rise to any documentary, stamp or other transfer tax as a result of the transactions contemplated by this Agreement.

          (e) Except as set forth in Section 3.12 of the Company Disclosure Schedule, the Company is not a party to any agreement, contract or arrangement that may result, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Section 280G of the Code, determined without regard to Section 280G(b)(4) of the Code, or under which any person may receive payments subject to the tax imposed by Section 4999 of the Code, by reason of the transactions contemplated by this Agreement.

          (f) All independent contractors and consultants have been properly classified as independent contractors for the purposes of federal and applicable state income tax and tax withholding laws and laws applicable to employee benefits.

     3.13 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since April 30, 1998, except as contemplated by this Agreement, set forth in Section 3.13 of the Company Disclosure Schedule or as disclosed in any Company SEC Document prior to July 31, 1998, the Company and each of its Subsidiaries has conducted its business only in the ordinary course consistent with past practice, and there has not been (i) any damage, destruction or loss, whether covered by insurance or not, having or which, insofar as reasonably can be foreseen, in the future would have a Material Adverse Effect, (ii) any declaration, setting aside or payment of any dividend (whether in cash, stock or property) with respect to Company Common Stock, or any redemption, purchase or other acquisition of any of its securities, (iii) any event or change in the business, operations, properties, condition (financial or otherwise), assets or liabilities (including, without limitation, contingent liabilities) of the Company or any of its Subsidiaries having, or which, insofar as reasonably can be foreseen, in the future would have a Material Adverse Effect, (iv) any labor dispute, other than routine matters, none of which is material to the Company or any of its Subsidiaries,
(v) any entry into any material commitment or transaction (including, without limitation, any borrowing or capital expenditure) other than in the ordinary course of business consistent with past practice,

(vi) any material change by the Company in its accounting methods, principles or practices, (vii) any revaluation by the Company of any asset (including, without limitation, any writing down of the value of inventory or writing off of notes or accounts receivable), (viii) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any officers or key employees of the Company or any of its Subsidiaries, or (ix) entry by the Company or any of its Subsidiaries into any licensing or other agreement with regard to the acquisition or disposition of any material Intellectual Property other than non-exclusive licenses granted in the ordinary course of business consistent with past practice.

     3.14 TITLE TO PROPERTIES; ABSENCE OF LIENS AND ENCUMBRANCES; CONDITION OF EQUIPMENT.

          (a) Neither the Company nor any of its Subsidiaries owns any real property.

          (b) All of the existing real property leases to which the Company or any of its Subsidiaries is a party have been previously delivered to Buyer.
     Section 3.14(b) of the Company Disclosure Schedule sets forth a complete and accurate list of all real property leased by the Company or any of its Subsidiaries. All such leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default) that would give rise to a material claim.

          (c) Except as set forth in Section 3.14 of the Company Disclosure Schedule, the Company and each of its Subsidiaries owns or has valid leasehold interests in all of its tangible properties and assets (real, personal and mixed) used in its business, free and clear of any liens (other than liens for Taxes that are not yet delinquent), charges, pledges, security interests or other encumbrances, except as reflected in the Company Financial Statements and except for such imperfections of title and encumbrances, if any, that are not substantial in character, amount or extent, and that do not and are not reasonably likely to materially detract from the value, or interfere with the use of the property subject thereto or affected thereby. The Company has delivered to Buyer correct and complete copies of each lease identified in Section 3.14(b) of the Company Disclosure Schedule and each such lease is valid and enforceable by the Company or a Subsidiary in accordance with its terms. Neither the Company nor any Subsidiary has received notice that, and, to the Company's knowledge, no circumstance exists which, with the passage of time or the giving of notice or both, could constitute a default under any such lease.

          (d) Each item of machinery and equipment owned or leased by the Company or any of its Subsidiaries is (i) adequate for the conduct of the business of the Company consistent with its past practice, (ii) suitable for the uses to which it is currently employed, (iii) in good operating condition, ordinary wear and tear excepted, and (iv) regularly and properly maintained.

     3.15 INTELLECTUAL PROPERTY.

          (a) The Company and each of its Subsidiaries owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and any applications for such patents, trademarks, trade names, service marks and copyrights, and all patent rights, trade secrets, schematics, technology, know-how, computer software and tangible or intangible proprietary information or material and other intellectual property or proprietary rights (collectively, "Intellectual Property") material to the conduct of its business as currently conducted, including without limitation all copyrights registered in the name of the Company or any of its Subsidiaries ("Company Intellectual Property"). The Company and each of its Subsidiaries has taken reasonable measures to protect the proprietary nature of each item of Company Intellectual Property that it considers confidential, and to maintain in confidence all trade secrets and confidential information that it presently owns or uses, except where the failure to own, license or possess legally enforceable rights to use such Company Intellectual Property would not, individually or in the aggregate, reasonably be expected to result in a material loss of benefits or a material loss to the Company's business.

               (i) Section 3.15(a)(i) of the Company Disclosure Schedule lists, as of the date hereof, all patents and patent applications and all trademarks, registered copyrights, trade names and service marks owned by, or licensed exclusively to, the Company or any of its Subsidiaries and which are currently used in connection with the business of the Company or its Subsidiaries, including the jurisdictions in which each item of such Company Intellectual Property has been issued or registered or in which any such application for such issuance or registration has been filed.

               (ii) Section 3.15(a)(ii) of the Company Disclosure Schedule lists, as of the date hereof, all written licenses, sublicenses and other agreements to which Company or any of its Subsidiaries is a party and pursuant to which any person is authorized to use any Company Intellectual Property rights, including without limitation all object code end-user licenses granted to end-users in the ordinary course of business that permit use of software products without a right to modify, distribute or sublicense the same ("End-User Licenses"), and excluding licenses, sublicenses or other agreements with resellers, distributors, original equipment manufacturers and other third party intermediaries that grant non-exclusive rights to use or modify (for purposes of establishing program interfaces) and resell or sublicense object code which (I) did not in any individual case represent $500,000 or more of revenues to the Company in 1997 on a consolidated basis, (II) were in all material respects in the standard form of agreements provided by the Company to Parent, and
          (III) the Company has no reason to believe will be material to the Company's or any of its Subsidiaries' business or would reasonably be expected to result in a material loss to the Company.

               (iii) Section 3.15(a)(iii) of the Company Disclosure Schedule lists, as of the date hereof, all written licenses, sublicenses and other agreements to which the Company or any of its Subsidiaries is a party and pursuant to which the Company or any such Subsidiary is authorized to use any third party Intellectual Property, including software ("Third Party Intellectual Property") which is incorporated in any existing product or service of the Company or any of its Subsidiaries, or any material product or service currently under development ("Embedded Products").

               (iv) Section 3.15(a)(iv) of the Company Disclosure Schedule lists, as of the date hereof, all written agreements or other arrangements under which the Company or any of its Subsidiaries has provided or agreed to provide source code of any product of the Company or any of its Subsidiaries to any third party.

               (v) To the Company's  knowledge after  reasonable  investigation,
          Section 6.2(i) of the Company Disclosure Schedule lists all users of the Company's products or Company Intellectual Property that have not executed a license agreement with the Company relating to such use.

               (vi) Section 3.15(a)(vi) of the Company Disclosure Schedule lists all users of the Company's products or Company Intellectual Property that have the right granted by the Company to use any portion of the Company's products on a service bureau basis. Each of such listed users is obligated to pay the Company fees on a per server or per concurrent user basis with respect to the server software and on a per user basis with respect to the client software.

     The Company has made available to Parent correct and complete copies of all patents, registrations, applications (owned by the Company or any of its Subsidiaries), and all licenses, sublicenses and agreements referred to in this
Section 3.15(a), each as amended to date. Except for retail purchases of software, neither the Company nor any of its Subsidiaries is a party to any oral license, sublicense or agreement which, if reduced to written form, would be required to be listed in Section 3.15 of the Company Disclosure Schedule under the terms of this Section 3.15(a).

          (b) With respect to each item of Company Intellectual Property that the Company or any of its Subsidiaries owns: (i) other than common law trademarks, and subject to such rights as have been granted by the Company or any of its Subsidiaries under non-exclusive license agreements and joint development agreements entered into by the Company or any of its Subsidiaries (copies of which have previously been made available or disclosed in writing to Parent), the Company or its Subsidiaries possess all right, title and interest in and to such item; and (ii) such item is not subject to any outstanding judgment, order, decree, stipulation or injunction that materially interferes with the conduct of the Company's or any of its Subsidiaries' business as currently conducted.

          (c) Except as set forth in Section 3.15 of the Company Disclosure Schedule, with respect to each item of Third Party Intellectual Property listed in Section 3.15(a)(iii): (i) the license, sublicense or other agreement covering such item is legal, valid, binding, enforceable and in full force and effect with respect to the Company or such subsidiary, and, to the Company's knowledge, is legal, valid, binding, enforceable and in full force and effect with respect to each other party thereto; (ii) neither the Company nor any of its Subsidiaries is in material breach or default thereunder, and, to the Company's knowledge, no other party to such license, sublicense or other agreement is in material breach or default thereunder, and, to the Company's knowledge, no event has occurred which with notice or lapse of time would constitute a material breach or default by the Company or any of its Subsidiaries or permit termination, modification or acceleration thereunder by the other party thereto; (iii) to the Company's knowledge, the underlying item of Third Party Intellectual Property is not subject to any outstanding judgment, order, decree, stipulation or injunction to which the Company or any of its Subsidiaries is a party or has been specifically named that materially interferes with the conduct of the Company's or any of its Subsidiaries' business as currently conducted, nor, to the Company's knowledge, subject to any other outstanding judgment, order, decree, stipulation or injunction that materially interferes with the conduct of the Company's or any of its Subsidiaries' business as currently conducted.

          (d) Except as set forth in Section 3.15 of the Company Disclosure Schedule, as of the date hereof, neither the Company nor any of its Subsidiaries has (i) been named in any suit, action or proceeding as to which it has been served with process which involves a claim of infringement or misappropriation of any Intellectual Property right of any third party or (ii) received any written notice alleging any such claim of infringement or misappropriation. The Company has made available to Parent correct and complete copies of all such suits, actions or proceedings or written notices. To the Company's knowledge, except as set forth in Section
     3.15 of the Company Disclosure Schedule, the manufacturing, marketing, licensing or sale of the products or the performance of the services offered by the Company and its Subsidiaries do not currently infringe, and have not infringed, any Intellectual Property right of any third party (other than patent rights) or, to the Company's knowledge, any patent rights of third parties; and, to the knowledge of the Company, none of the Company Intellectual Property rights are being infringed by activities, products or services of any third party.

          (e) Except as set forth in Section 3.15 of the Company Disclosure Schedule, the execution and delivery of this Agreement by the Company, and the consummation of the transactions contemplated hereby, will neither cause the Company nor any of its Subsidiaries to be in violation or default under any license, sublicense or other agreement relating to Intellectual Property, nor terminate nor modify nor entitle any other party to any such license, sublicense or agreement to terminate or modify such license, sublicense or agreement, nor limit in any way the Company's or any of its Subsidiaries' ability to conduct its business or use or provide the use of Company Intellectual Property or any Intellectual Property rights of others, which violation, default, termination, modification or limitation would reasonably be expected, individually or in the aggregate, to result in a material loss of benefits or material loss to the Company.

          (f) Except for Embedded Products for which the Company has valid non-exclusive licenses which are disclosed in Section 3.15 of the Company Disclosure Schedule and which are adequate for each of the Company's and its Subsidiaries' businesses as presently conducted, and except for usual and customary rights retained by the United States government with respect to Intellectual Property developed under research contracts with the Federal government (the "Retained Fed Rights"), the Company is the sole and exclusive owner or the licensee of, with all right, title and interest in and to all Company Intellectual Property (free and clear of any liens or encumbrances), and has sole and exclusive rights (and is not contractually obligated to pay any compensation to any third party in respect thereof) to the use and distribution thereof or the material covered thereby in connection with the services or products in respect of which Company Intellectual Property is being used, except where the failure to have such rights would not reasonably be expected to result in a material loss of benefits or loss to the Company. To the Company's knowledge, the United States government has never exercised, and the Company has no notice that the government intends to exercise, its rights to use or provide to others the use of the Retained Fed Rights with respect to any Company Intellectual Property in a manner that would be material to the Company's non-governmental business. The Retained Fed Rights do not materially interfere with the conduct of the Company's business.

          (g) The Company has made available to Parent copies of the Company's and each of its Subsidiaries' standard forms of End-User Licenses. Except as disclosed in Section 3.15 of the Company Disclosure Schedule (which describes the material variations from the standard form of End-User License), as of the date hereof, neither the Company nor any of its Subsidiaries has entered into any End-User Licenses which contain terms materially different than as set forth in the standard forms of such agreements made available to Parent.

          (h) The Company and each of its Subsidiaries has taken reasonable security measures to safeguard and maintain the secrecy, confidentiality and value of, and its property rights in, all Company Intellectual Property. All officers, employees and consultants of the Company or any of its Subsidiaries who have access to proprietary information or Company Intellectual Property have executed and delivered to the Company or such Subsidiary an agreement regarding the protection of proprietary information and the assignment to the Company or any of its Subsidiaries of all Intellectual Property arising from the services performed for the Company or any of its Subsidiaries by such persons. To the Company's knowledge, no current or prior officers, employees or consultants of the Company or any of its Subsidiaries claim any ownership interest in any material Company Intellectual Property as a result of having been involved in the development of such property while employed by or consulting to the Company or any of its Subsidiaries, or otherwise. Except as set forth in Section
     3.15 of the Company Disclosure Schedule and except for the Embedded Products, all Company Intellectual Property has been developed by employees of the Company or its Subsidiaries, within the course and scope of their employment.

          (i) To the Company's knowledge, there are no defects in the Company's or any of its Subsidiaries' software products, and there are no errors in any documentation, specifications, manuals, user guides, promotional material, internal notes and memos, technical documentation, drawings, flow charts, diagrams, source language statements, demo disks, benchmark test results, and other written materials related to, associated with or used or produced in the development of the Company's or any of its Subsidiaries' software products (collectively, the "Design Documentation"), which defects or errors would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The occurrence in or use by the computer software products currently sold by the Company or any of its Subsidiaries, of dates on or after January 1, 2000 (the "Millennial Dates") will not adversely affect the performance of the software with respect to date dependent data, computations, output or other functions (including without limitation, calculating, computing and sequencing) and such software will create, sort and generate output data related to or including Millennial Dates without errors or omissions.

          (j) No government funding or university or college facilities were used in the development of the Company's or any of its Subsidiaries' software products and such software was not developed pursuant to any contract or other agreement with any person or entity except pursuant to contracts or agreements listed in Section 3.15 of the Company Disclosure Schedule.

          (k) Section 3.15 of the Company Disclosure Schedule lists all material warranty claims (including any pending claims) related to the Company's or any of its Subsidiaries' products and the nature of such claims, except for customary product support and maintenance, that are pending or were made within the past twelve months. Except as set forth in Section 3.15 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has made any material oral or written representations or warranties with respect to its products or services.

          (l) Except as set forth in Section 3.15 of the Company Disclosure Schedule, the Company and its Subsidiaries have been and are in compliance with the Export Administration Act of 1979, as amended, and all regulations promulgated thereunder.

          (m) As part of the Company Disclosure Schedule, the Company has provided Parent a list (including names, addresses, contact names, telephone numbers as well as the termination date and next renewal date of the agreement), which is complete in all material respects, of all agreements or other arrangements pursuant to which the Company or any Subsidiary is obligated to provide support services (such agreements, as supplemented below, are referred to collectively as the "Maintenance Agreements"). The versions of the products currently supported by the Company or any Subsidiary are set forth in the Company Disclosure Schedule. Prior to the Closing, the Company will supplement the Company Disclosure Schedule with any addresses, contact names and telephone numbers omitted from the initial Company Disclosure Schedule to include all Maintenance Agreements entered into between the date hereof and the Closing. Section 3.15(m) of the Company Disclosure Schedule sets forth and indicates the agreements with source code escrow provisions relative to the Company's products.

          (n) The Company and Activox are parties to a distribution agreement dated January 1, 1998 under which the distribution rights granted to Activox become nonexclusive in the event that Activox does not pay at least $760,000 in royalties to the Company during 1998. Through the date hereof, such royalties equal $75,000. The Company and NCR (Hellas) S.A. are parties to a distribution agreement dated October 1, 1997 which expires on October 1, 1998. The Company is not a party to an agreement, and is not obligated to become a party to an agreement, under which Baystone will acquire rights to the source code for any of the Company's products.

          (o) The statements made in the Memorandum dated August 18, 1998 from Marcus Heth to Paul Zoukis, a copy of which has been provided to Parent, do not contain any untrue statement of a material fact.

     3.16 AGREEMENTS,  CONTRACTS AND COMMITMENTS. Except as set forth in Section
3.16 of the Company Disclosure Schedule, as of the date hereof, neither the Company nor any of its Subsidiaries is a party to or is bound by:

          (a) any written or oral consulting agreement, contract or commitment with any independent contractor or consultant other than those that are terminable by the Company or any of its Subsidiaries on no more than 30 days' notice without liability or financial obligation, or any written or oral consulting agreement, contract or commitment with any independent contractor or consultant under which any benefits of which are contingent upon the occurrence of a transaction involving the Company of the nature of any of the transactions contemplated by this Agreement;

          (b) any agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale or license of software products in the ordinary course of business; and any commitment of the Company to honor or make any payment under any such indemnification arrangement;

          (c) any agreement, contract or commitment containing any covenant (i) limiting in any respect the right of the Company or any of its Subsidiaries to engage in any line of business or to compete with any person or (ii) granting any exclusive distribution rights;

          (d) any agreement, contract or commitment currently in force relating to the disposition or acquisition by the Company or any of its Subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which the Company has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than the Company's Subsidiaries;

          (e) any joint marketing or development agreement currently in force under which the Company or any of its Subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of 90 days or less, or any material agreement pursuant to which the Company or any of its Subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by the Company or any of its Subsidiaries and which may not be canceled without penalty upon notice of 90 days or less;

          (f) any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any Company product, service or technology except as a distributor in the normal course of business; or

          (g)  any  loan,  note,   indenture  or  other  instrument   evidencing
     indebtedness in excess of $100,000.

     Neither the Company nor any of its Subsidiaries, nor to the Company's knowledge any other party to any of the agreements, contracts or commitments to which the Company or any of its Subsidiaries is a party or by which any of them are bound that are required to be disclosed in the Company Disclosure Schedule pursuant to Section 3.15 or this Section 3.16 ("Company Contracts") is, as of the date hereof, in breach, violation or default under (other than as a result of the insolvency of the Company), any Company Contract, except for breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect. Except as set froth in Section 3.16 of the Company disclosure Schedule, neither the Company nor any of its subsidiaries has received written notice that it has breached, violated or defaulted under, any of the material terms or conditions of any Company Contract in such a manner as would permit any other party to cancel or terminate such Company Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

     3.17 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS. Except as set forth in Section 3.17 of the Company Disclosure Schedule, each current and former employee, consultant and officer of the Company and each of its Subsidiaries has executed an agreement with the Company or a Subsidiary regarding confidentiality and proprietary information substantially in the form or forms delivered to Parent. The Company, after reasonable investigation, is not aware that any of its employees or consultants is in violation thereof, and the Company and each of its Subsidiaries has used and will use reasonable efforts to prevent any such violation. All consultants to or vendors of the Company and each of its Subsidiaries with access to confidential information of the Company or any of its Subsidiaries are parties to a written agreement substantially in the form or forms provided to Parent under which, among other things, each such consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company and its Subsidiaries. The Company is not aware that any of its consultants or vendors are in violation thereof, and the Company will use its best efforts to prevent any such violation.

     3.18 NO CONFLICT OF INTEREST. Except as expressly disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries is indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. To the Company's knowledge, none of the officers or directors of the Company or any of its Subsidiaries, or any members of their immediate families, directly or indirectly, are indebted to the Company or any of its Subsidiaries or have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its Subsidiaries is affiliated or with which the Company or any of its Subsidiaries has a business relationship, or any firm or corporation which competes with the Company or any of its Subsidiaries, except that officers, directors and/or stockholders of the Company and its Subsidiaries may own stock in (but not exceeding two percent of the outstanding capital stock of) publicly traded companies that compete with the Company and its Subsidiaries. To the Company's knowledge, none of the officers or directors of the Company or any of its Subsidiaries or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.19 TAKEOVER STATUTES INAPPLICABLE. No "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation (each a "Takeover Statute") is applicable to the Company, any Subsidiary of the Company, the Shares, the Merger or any of the other transactions contemplated by this Agreement. The Company has heretofore delivered to Parent a complete and correct copy of the resolutions of the Board of Directors of the Company approving the Merger and this Agreement, and such approval is sufficient to render inapplicable to the Merger, this Agreement and the transactions contemplated by this Agreement the provisions of Section 203 of the DGCL.


                                   SECTION IV

                       COVENANTS OF THE COMPANY AND PARENT

     4.1 CONDUCT OF BUSINESS OF THE COMPANY. Except with the prior written consent of Parent, as contemplated by this Agreement or as set forth in Section
4.1 of the Company Disclosure Schedule, during the period commencing on the date of this Agreement and continuing until the first to occur of the Effective Time or the termination of this Agreement in accordance with its terms, the Company and each of its Subsidiaries shall conduct its operations in the ordinary and usual course consistent with past practice, and the Company and each of its Subsidiaries will endeavor to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relations with suppliers, contractors, distributors, licensors, licensees, customers and others having business relationships with it. Without limiting the generality of the foregoing and except as provided in this Agreement or as set forth in Section 4.1 of the Company Disclosure Schedule, prior to the Effective Time, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly do, or propose to do, any of the following, without the prior written consent of Parent:

          (a) Declare or pay any dividends on or make any other distribution in respect of any of its capital stock;

          (b) Split, combine or reclassify any of its capital stock or issue or authorize any other securities in respect of, in lieu of or in substitution for, shares of its capital stock, or repurchase, redeem or otherwise acquire any shares of its capital stock;

          (c) Issue, deliver, encumber, sell or purchase any shares of its capital stock or any securities convertible into, or warrants, options or other rights of any kind to acquire, any such shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) (other than the issuance of Company Common Stock upon the exercise of outstanding Stock Options and Warrants);

          (d) Amend or otherwise change its Certificate of Incorporation or Bylaws (or other comparable organizational document);

          (e) Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

          (f) Sell, lease, license or otherwise dispose of any of its assets (including the Company Intellectual Property), other than End-User Licenses in the ordinary course of business consistent with its past practice;

          (g) Incur, assume or pre-pay any indebtedness for borrowed money, guarantee any indebtedness or obligation of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing other than (i) in connection with the financing of ordinary course trade payables consistent with past practice, (ii) pursuant to existing credit facilities in the ordinary course of business, or (iii) as contemplated by this Agreement;

          (h) Enter into or amend any contract or agreement other than in the ordinary course of business consistent with past practice;

          (i) Authorize any single capital expenditure which is in excess of $100,000 or capital expenditures which are, in the aggregate, in excess of $500,000 for the Company and its Subsidiaries taken as a whole;

          (j)  Increase  the  compensation  payable or to become  payable to its officers  or  employees,  except  for  increases  in  accordance  with past practice in salaries or wages of employees of the Company or its Subsidiaries who are not officers of the Company or its Subsidiaries, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any of its Subsidiaries, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee of the Company or any of its Subsidiaries;

          (k) Take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures (including, without limitation, procedures with respect to cash management, the payment of accounts payable and the collection of accounts receivable, except as required by law);

          (l) Make any tax election or settle or compromise any material federal, state, local or foreign income tax liability, or execute or file with the IRS or any other taxing authority any agreement or other document extending, or having the effect of extending, the period of assessment or collection of any taxes;

          (m) Amend or modify the warranty policy of the Company or any Subsidiary;

          (n) Pay,  discharge,  satisfy,  settle or compromise any suit,  claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the Company's balance sheet dated as of April 30, 1998 as filed by the Company with the SEC in its Annual Report on Form 10-K for its fiscal year ended April 30, 1998 or subsequently incurred in the ordinary course of business and consistent with past practice;

          (o) Take any action that would result in any of the representations and warranties of the Company set forth in this Agreement becoming untrue in any material respect or in any of the conditions to the Merger set forth in Article VI not being satisfied;

          (p) Enter into, amend or extend any contracts, agreements, or obligations relating to the distribution, sale, license or marketing by third parties of the Company's or any Subsidiary's products or products licensed by the Company or any Subsidiary, other than agreements, extensions or amendments that grant non-exclusive rights to such third parties and provide for termination by the Company or any Subsidiary for convenience on not more than 60 days' notice;

          (q) Materially revalue any of its assets (other than the booking of reserves in the ordinary course of business and consistent with past practices) or, except as required by a change in law or in generally accepted accounting principles or the rules of the SEC, make any change in accounting methods, principles or practices, including inventory accounting practices;

          (r) Materially accelerate or delay collection of any notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business;

          (s) Materially delay or accelerate payment of any account payable beyond or in advance of its due date or the date such liability would have been paid in the ordinary course of business; or

          (t) Cancel or terminate any material insurance policy naming it as a beneficiary or a loss payable payee or permit any such policy to lapse (it being understood that the Company and any Subsidiary may renew any insurance policy in effect as of the date of this Agreement).

     4.2  STOCKHOLDER MEETING; PROXY MATERIAL.

          (a) The Company shall cause a meeting of its stockholders (the "Stockholders' Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of this Agreement and the transactions contemplated hereby. The Board of Directors of the Company shall, subject to the terms of Section 4.3(b), recommend approval and adoption of this Agreement and the Merger by the Company's stockholders. In connection with such meeting, the Company (i) shall promptly prepare and file with the SEC, use all reasonable efforts to have cleared by the SEC and thereafter mail to its stockholders as promptly as practicable the Proxy Statement and all other proxy materials for such meeting, (ii) shall notify Parent of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Parent promptly copies of all correspondence between the Company or any representative of the Company and the SEC, (iii) shall give Parent and its counsel the opportunity to review the Proxy Statement prior to its being filed with the SEC and shall give Parent and its counsel the opportunity to review all amendments and supplements to the Proxy Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC, (iv) shall, subject to the fiduciary duties of its Board of Directors as advised by counsel, use all reasonable efforts to obtain the necessary approvals by its stockholders of this Agreement and the transactions contemplated hereby and (v) shall otherwise comply with all legal requirements applicable to such meeting.

          (b) The Company agrees that the proxy statement to be provided to stockholders of the Company in connection with the Stockholders' Meeting (together with the amendments and supplements thereto, the "Proxy Statement") and all amendments thereof and supplements thereto shall comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, and shall not, at the time of (i) first mailing thereof or (ii) the Stockholders' Meeting to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by the Company with respect to information supplied by Parent or any affiliates or representatives of Parent or the Purchaser for inclusion in the Proxy Statement.

          (c) Parent and the Purchaser agree that none of the information supplied by Parent or the Purchaser specifically for inclusion or incorporation by reference in the Proxy Statement and all amendments thereof and supplements thereto shall comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, and shall not, at the time of (i) first mailing thereof or (ii) the Stockholders' Meeting to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.3  THIRD PARTY ACQUISITIONS.

          (a) The Company agrees that neither it, nor any of its Subsidiaries, nor any of the employees, officers, directors or stockholders of the Company or any of its Subsidiaries shall, and the Company shall direct and cause the agents and representatives (including its Financial Advisor or any other investment banker and any attorney or accountant retained by it (collectively, "Company Advisors")) of it and each of its Subsidiaries not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries in respect of, or the making of any proposal for, a Third Party Acquisition (as defined in Section 4.3(b) below). The Company further agrees that neither it, any of its Subsidiaries, nor any of the employees, officers, directors or stockholders of the Company or any of its Subsidiaries shall, and the Company shall direct and cause all Company Advisors not to, directly or indirectly, engage in any negotiations concerning, or provide any information or data to, or have any discussions with, any Third Party (as defined in Section 4.3(b) below) relating to the proposal of a Third Party Acquisition, or otherwise facilitate any effort or attempt to make or implement a Third Party Acquisition; provided, however, that if at any time prior to the Effective Time, the Board of Directors of the Company determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's stockholders under applicable law, the Company may, in response to an inquiry, proposal or offer for a Third Party Acquisition which was not solicited subsequent to the date hereof and that does not result from a breach of this Section 4. 3, (x) furnish only such information with respect to the Company and its Subsidiaries to any such person pursuant to a customary confidentiality agreement as was delivered to Parent prior to the execution of this Agreement and (y) participate in the discussions and negotiations regarding such inquiry, proposal or offer. The Company shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Third Parties conducted heretofore with respect to any of the foregoing, and to promptly request each Third Party that has heretofore executed a confidentiality agreement in connection with its consideration of acquiring the Company or any of its Subsidiaries, if any, to return to the Company all confidential information heretofore furnished to such Third Party by or on behalf of the Company. The Company shall take the necessary steps to promptly inform all Company Advisors of the obligations undertaken in this Section 4.3(a). The Company agrees to notify Parent promptly (and in any event within 24 hours) if (i) any inquiries relating to or proposals for a Third Party Acquisition are received by the Company, any of its Subsidiaries or any of the Company Advisors, (ii) any information about the Company or its Subsidiaries is requested from the Company, its Subsidiaries or any of the Company Advisors, or (iii) any negotiations or discussions in connection with a possible Third Party Acquisition are sought to be initiated or continued with the Company or any of the Company Advisors indicating, in each such case, in connection with such notice, the principal terms and conditions of any proposals or offers, including the identity of the offering party, and thereafter shall keep Parent informed in writing, on a reasonably current basis, on the status and terms of any such proposals or offers and the status of any such negotiations or discussions.

          (b) Except as permitted by this Section 4.3(b), the Board of Directors of the Company shall not withdraw its recommendation of the Merger and other transactions contemplated hereby or approve or recommend, or cause the Company or any of its Subsidiaries to enter into any agreement with respect to, any Third Party Acquisition. Notwithstanding the preceding sentence, if the Board of Directors of the Company determines in its good faith judgment, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's stockholders under applicable law, the Board of Directors may withdraw or alter its recommendation of the Merger and the other transactions contemplated hereby, or approve or recommend or cause the Company to enter into an agreement with respect to a Superior Proposal (as defined below), but in each case only (i) after providing written notice to Parent (a "Notice of Superior Proposal") advising Parent that the Board of Directors has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal and identifying the person or entity making such Superior Proposal and (ii) if Parent does not, within three (3) business days (or within two (2) business days with respect to any amendment to any Superior Proposal which was noticed at least three (3) business days prior to such amendment) after Parent's receipt of the Notice of Superior Proposal, make an offer which the Board of Directors of the Company determines in its good faith judgment (based on the advice of its Financial Advisor or another financial adviser of nationally recognized reputation) to be as favorable to the Company's stockholders as such Superior Proposal; provided, however, that the Company shall not be entitled to enter into any agreement with respect to a Superior Proposal unless this Agreement is concurrently terminated by its terms pursuant to
     Section 7.1(e)(i).

          (c) For purposes of this Agreement, "Third Party Acquisition" means the occurrence of any of the following events: (i) the acquisition of the Company by merger or otherwise by any person or entity (which includes a "person" as such term is defined in Section 13(d)(3) of the Exchange Act) other than Parent, the Purchaser or any affiliate thereof (a "Third Party"); (ii) the acquisition by a Third Party of 20% or more of the total assets of the Company (other than the purchase of the

     Company's products in the ordinary course of business); (iii) the acquisition by a Third Party of 20% or more of the outstanding Shares; (iv) the adoption by the Company of a plan of partial or complete liquidation or the declaration or payment of an extraordinary dividend; (v) the repurchase by the Company of 20% or more of the outstanding Shares; or (vi) the acquisition by the Company by merger, purchase of stock or assets, joint venture or otherwise of a direct or indirect ownership interest or investment in any business whose annual revenues, net income or assets is equal to or greater than 20% of the annual revenues, net income or assets of the Company. For purposes of this Agreement, a "Superior Proposal" means any bona fide proposal to acquire directly or indirectly, for consideration consisting of cash and/or securities, 100% of the Shares then outstanding or all or substantially all the assets of the Company and otherwise on terms which the Board of Directors of the Company by a majority vote determines in its good faith judgment (based on consultation with its Financial Advisor or another financial adviser of nationally recognized reputation) to be reasonably capable of being completed (taking into account all legal, financial, regulatory and other aspects of the proposal and the person or entity making the proposal, including the availability of financing therefor) and more favorable to the Company's stockholders than the Merger.

     4.4 SECTION 203 OF THE DGCL. From and after the date of this Agreement until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, the Company will not approve any acquisition of shares of Company Common Stock by any person (other than Parent, the Purchaser or their respective affiliates) which would result in such person becoming an "interested stockholder" (as such term is defined in Section 203 of the DGCL) or otherwise become subject to Section 203 of the DGCL, unless such acquisition is related to a Superior Proposal and the Company has complied with Section 4.3 and, if applicable, Section 7.3.

     4.5 SEC REPORTS. From and after the date of this Agreement until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, the Company will timely file all reports required to be filed by it under the Exchange Act.

     4.6 INDEMNIFICATION. Parent agrees that all rights to indemnification existing in favor of directors, officers or employees of the Company as provided in the Company's Certificate of Incorporation, By-Laws or the indemnification agreements listed in Section 4.6 of the Company Disclosure Schedule, with respect to matters occurring through the Effective Time (including the Merger), shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time. Effective upon the Effective Time, to the fullest extent permitted by law Parent hereby assumes the Company's and the Surviving Corporation's obligations described in the prior sentence for a period of six years after the Effective Time. Notwithstanding the foregoing, this Section 4.6 shall not restrict the Company from amending its Certificate of Incorporation or By-Laws in any manner or consolidating with or merging into any other person so long as the indemnification obligations contained in such Certificate of Incorporation or By-Laws with respect to matters occurring through the Effective Time are honored by the Company and Parent or their respective successors or assigns. In addition, if Parent, the Surviving Corporation or any of either of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or
(ii) transfers all or substantially all of its properties and assets to any person, then and in each such case, proper provision shall be made so that the successors and assigns of Parent and the Surviving Corporation assume the obligations set forth in this Section 4.6. Parent also agrees to use reasonable efforts to purchase an extension of the Company's existing director and officer insurance policy to be effective for a period of six years after the Effective Time; provided, however, that Parent shall not be obligated to spend more than $150,000.


                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

     5.1 ACCESS TO INFORMATION. Between the date of this Agreement and the Effective Time, the Company will afford to Parent and its authorized representatives for the transactions contemplated hereby reasonable access at all reasonable times to the officers, employees, agents, properties, offices and all other facilities, books and records of the Company as Parent may reasonably request. Additionally, the Company will permit Parent and its authorized representatives for the transactions contemplated hereby to make such inspections of the Company, each of its Subsidiaries and each of their operations at all reasonable times as it may reasonably require and will cause its officers, employees and agents to furnish Parent with such financial and operating data and other information with respect to the business and properties of the Company and each of its Subsidiaries as Parent may from time to time reasonably request. No investigation pursuant to this Section 5.1 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto. Parent agrees that any information furnished to it, its subsidiaries or its authorized representatives pursuant to this Section 5.1 will be subject to the provisions of the Confidentiality Agreement (as defined in Section 5.3).

     5.2  LEGAL CONDITIONS TO MERGER.

          (a) The Company will take, and will cause each of its Subsidiaries to take, all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on the Company or any of its Subsidiaries with respect to the Merger (including furnishing all information required under the HSR Act and under applicable antitrust laws of any foreign country) and will take, and will cause each of its Subsidiaries to take, all reasonable actions necessary to cooperate promptly with and furnish information to the Purchaser or Parent in connection with any such requirements imposed upon the Purchaser or Parent in connection with the Merger. The Company will take, and will cause each of its Subsidiaries to take, all reasonable actions necessary to obtain (and will take and cause to be taken all reasonable actions necessary to cooperate promptly with the Purchaser and Parent in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity, or other third party, required to be obtained or made by the Company or any Subsidiary (or by the Purchaser or Parent) in connection with the Merger or the taking of any action contemplated thereby or by this Agreement. In addition to the foregoing, prior to the Effective Time, the parties shall take, or cause to be taken, all such actions as may be necessary or appropriate in order to effectuate, as expeditiously as practicable, the Merger and the other transactions contemplated by this Agreement, including any necessary consents and waivers.

          (b) The Purchaser and Parent will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on them with respect to the Merger (including furnishing all information required under the HSR Act and under applicable antitrust laws of any foreign country) and will take all reasonable actions necessary to cooperate promptly with and furnish information to the Company in connection with any such requirements imposed upon the Company or any of its Subsidiaries in connection with the Merger. The Purchaser and Parent will take all reasonable actions necessary to obtain (and will take all reasonable actions necessary to cooperate promptly with the Company in obtaining) any consent, authorization, order or approval of, or exemption by, any Governmental Entity, or other third party, required to be obtained or made by the Purchaser or Parent (or by the Company or any of its Subsidiaries) in connection with the Merger or the taking of any action contemplated thereby or by this Agreement.

          (c) Notwithstanding anything to the contrary in this Agreement, including without limitation Section 5.2(b), as a result of filings made with Governmental Entities pursuant to this Agreement, neither Parent nor any of its subsidiaries, nor the Company nor any of its Subsidiaries, shall be required to divest any of their respective businesses, product lines or assets, or agree to any other limitation with respect to its business.

     5.3 CONFIDENTIALITY AGREEMENT. The Company and Parent acknowledge that the existing confidentiality agreement between such parties (the "Confidentiality Agreement") shall remain in full force and effect at all times prior to the Effective Time and after any termination of this Agreement, and such parties agree to comply with the terms of such Agreement.

     5.4 PUBLIC ANNOUNCEMENTS. The Purchaser, Parent and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger or any transaction contemplated hereby and shall not issue any such press release or make any such public statement except as they may mutually agree unless required so to do by law or by obligations pursuant to any listing agreement with any national securities exchange or the National Association of Securities Dealers, Inc. The Company and Parent have agreed as to the form of joint press release announcing execution of this Agreement.

     5.5  COMPANY STOCK PLANS.

          (a) At the Effective Time, each option to purchase shares of Common Stock outstanding under the Company's 1998 Non-Qualified Stock Option Plan and 1996 Stock Plan shall terminate and each holder thereof shall receive in exchange for such termination a cash payment equal, subject to Section 5.5(f) below, to the excess of (i) Merger Price times the number of shares of Common Stock subject to such option which are vested and exercisable (including such number of shares that become vested and exercisable under the applicable option terms as a result of the transactions contemplated by this Agreement), over (b) the aggregate exercise price of such option. The fair market value of the Common Stock on the Effective Time shall be deemed to equal the Merger Price.

          (b) At the Effective Time, each option to purchase shares of Common Stock outstanding under the Company's 1995 Employee Stock Option Plan and 1995 Incentive Stock Option Plan (the "1995 Options") shall convert automatically into a right to receive upon exercise thereafter and subject to any continuing vesting provisions applicable to the option the Merger Price times the number of shares being exercised. No shares of Common Stock shall be issued upon exercise of the 1995 Options after the Effective Time.

          (c) At the Effective Time, each option outstanding under the Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan") shall terminate and the holder of each such option shall receive in exchange therefor a cash payment equal, subject to Section 5.5(f) below, to the excess of (a) the Merger Price times the number of shares of Common Stock that the holder's accumulated payroll deductions as of the Effective Time could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period (as defined in the Purchase Plan) and subject to the limitations imposed by the Purchase Plan (including the limitation that no option with respect to a single Payment Period be exercised for more than 250 shares of Common Stock), over (b) the product of such number of shares times the option price. The fair market value of the Common Stock at the Effective Time shall be deemed to equal the Merger Price.

          (d) Prior to the Effective Time, the Company shall take all actions (including if appropriate amending the terms of the Company Stock Option Plans and the Purchase Plan and obtaining the consent of holders of Stock Options or stock purchase rights) that are necessary to give effect to the transactions contemplated by Sections 5.5(a), (b) and (c).

          (e) The Company shall take all steps required to terminate the Company Stock Option Plans and the Purchase Plan immediately after the Effective Time.

          (f) Payments pursuant to Sections 5.5(a), (b) and (c) above shall be subject to any applicable tax withholding required under the Code, the rules and regulations thereunder or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Stock Options and/or stock purchase rights.

     5.6 CERTAIN EMPLOYEE BENEFITS MATTERS. Employees of the Company at the Effective Time will be provided with employee benefit plans by the Surviving Corporation or Parent, except with respect to such Company Benefit Plans Parent determines that it will continue in effect. If any employee of the Company becomes a participant in any employee benefit plan, program, policy or arrangement of Parent or one of its subsidiaries, such employee shall be given credit for all service with the Company prior to the Effective Time to the extent permissible under the current terms of such plan, program, policy or arrangement or through an amendment of such plan, program, policy or arrangement at no cost in excess of $100,000 in the aggregate to Parent and without any requirement of obtaining approval of the Parent's stockholders. Parent also agrees to issue within a reasonable period of time after the Effective Time options to purchase shares of its Common Stock in amounts reasonably consistent with Parent's practices for employees on comparable levels as determined by Parent to the lesser of seventy percent of the employees listed in Schedule 6.2(k) hereto or the number of such employees that remain employees of the Surviving Corporation at the time of the grant of the stock options. Parent also will provide bonuses of $10,000 per employee to seventy percent of the employees listed in Schedule 6.2(k) hereto payable if such employees are employed by the Company one year after the Effective Time.

     5.7 NOTICE OF CERTAIN EVENTS. The Company shall notify Parent, and Parent shall promptly notify the Company, of:

          (i) receipt of any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement;

          (ii)   receipt  of  any  notice  or  other   communication   from  any
     Governmental Entity in connection with the transactions contemplated by this Agreement;

          (iii) receipt of notice that any actions, suits, claims, investigations or proceedings have been commenced or, to the knowledge of the Company, threatened, against or involving the Company, any of its Subsidiaries or Parent, as applicable, which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to
     Section 4.9 or which relate to the consummation of the transactions contemplated by this Agreement;

          (iv) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty of it (and, in the case of Parent, of the Purchaser) contained in this Agreement to be untrue or inaccurate; and

          (v) any failure of the Company, Parent or the Purchaser, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.7 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     5.8 OBLIGATIONS OF PURCHASER. Parent will take all action necessary to cause the Purchaser to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

     5.9 VOTING OF SHARES. Parent agrees to cause the Purchaser to vote all Shares beneficially owned by it in favor of adoption of this Agreement and the Merger at the Stockholders' Meeting.

     5.10 EXPENSES. Except as otherwise provided in Section 7.3, whether or not the Merger shall be consummated, all costs and expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated hereby shall be paid by the party incurring such cost or expense.

     5.11 TAKEOVER STATUTES. If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, each of Parent and the Company and their respective Boards of Directors shall grant such approvals and take such lawful actions as are necessary to ensure that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute and any regulations promulgated thereunder on such transactions.


                                   ARTICLE VI

                                   CONDITIONS

     6.1 CONDITIONS OF EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligation of each party to effect the Merger is subject to the satisfaction prior to the Closing Date of the following conditions:

          (a) STOCKHOLDER APPROVAL. This Agreement and the Merger shall have been approved and adopted by the affirmative vote or consent of the holders of a majority of the outstanding shares of Common Stock of the Company in accordance with the DGCL and the Certificate of Incorporation of the Company.

          (b) NO INJUNCTIONS OR RESTRAINTS. No temporary restraining order, preliminary or permanent injunction or other order issued by any
     Governmental Entity of competent jurisdiction nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Entity, nor other legal restriction, restraint or prohibition, preventing the consummation of the Merger shall be in effect; provided, however, that each of the parties shall have used reasonable efforts to prevent the entry of any such injunction or other order and to appeal as promptly as practicable any injunction or other order that may be entered.

          (c) REGULATORY CONSENTS. The waiting period applicable to the consummation of the Merger under the HSR Act and under any applicable foreign antitrust laws shall have expired or been terminated, and, other than filing the articles of merger, all filings with any Governmental Entity required to be made prior to the Effective Time by the Company or Parent or any of their respective subsidiaries, with, and all government consents required to be obtained prior to the Effective Time by the Company or Parent or any of their respective subsidiaries in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Company, Parent and the Purchaser shall have been made or obtained (as the case may be).

     6.2 CONDITIONS TO OBLIGATIONS OF PARENT AND THE PURCHASER. The obligations of Parent and the Purchaser to effect the Merger are also subject to the satisfaction or waiver by Parent prior to the Effective Time of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in this Agreement (other than those relating to the License Agreement) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date.

          (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

          (c) SETTLEMENT AND COURT APPROVAL OF THE LAWSUITS. The Company shall have obtained final court approval of the settlement of the Lawsuits on terms consistent with the Memorandum of Understanding Concerning Settlement Terms dated July 9, 1998 (the "Memorandum of Understanding"), and all rights to appeal, contest or modify the court's judgment approving the settlement and dismissing the Lawsuits shall have expired without any such rights having been exercised. In addition, the number of shares of the Company's Common Stock purchased by persons filing requests for exclusion from the settlement shall not exceed the number of shares set forth in the letter between Kevin J. O'Connor and Samuel P. Sporn, dated July 30, 1998, referred to in paragraph 15 of the Memorandum of Understanding. "Lawsuits" means the various putative securities class actions filed in the United States District Court for the Southern District of New York and the United States District for the Eastern District of Virginia, as follows: Thomas Esposito, et al. v. Versatility, Inc., et al. (S.D.N.Y.); Tammy Newsman v. Versatility, Inc., et al. (S.D.N.Y.); Sam Succar v. Versatility, Inc. et al. (S.D.N.Y.); Thomas K. Doyle v. Versatility, Inc. et al. (E.D. VA); and Steven Bowen v. Versatility, Inc. et al. (S.D.N.Y.).

          (d) EMPLOYEE RETENTION. Each of Marcus Heth and seventy percent of the employees of the Company listed in Section 6.2(d) of the Company Disclosure Schedule shall be employees of the Company as of the Effective Time and shall not have indicated in writing an intention to leave the employment of the Company.

          (e) DISSENTING SHARES. The aggregate number of Shares held by Dissenting Stockholders shall not be equal to or exceed ten percent of the outstanding Shares immediately prior to the Effective Time.

          (f) NO LITIGATION. After the date hereof there shall not be instituted and continuing any action, suit or proceeding against the Company, Parent, Purchaser or any Indemnified Person (as defined below), by any Governmental Entity or any other person or persons, (i) directly or indirectly relating to the Merger or the License Agreement or any other transactions contemplated by this Agreement; (ii) who is or was a stockholder or stockholders of the Company, whether on behalf of such stockholder or stockholders, or in a derivative action on behalf of the Company; (iii) alleging infringement by the Company of intellectual property assets of any third party; or (iv) which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole. After the date hereof there shall not be threatened any action, suit or proceeding against the Company, Parent, Purchaser or any Indemnified Person (as defined below), by any Governmental Entity or any other person or persons which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole. For purposes of this paragraph, without limitation, any action, suit or proceeding alleging infringement by the Company of intellectual property assets of any third party shall be considered to reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole. "INDEMNIFIED PERSON" shall mean any director, officer, employee, consultant or other person that the Company is obligated to indemnify or hold harmless, whether under any law, rule, regulation, the Company's certificate of incorporation or bylaws, any agreement or otherwise.

          (g) NO ADVERSE CHANGE. No event or events shall have occurred which have caused or could reasonably be expected to cause a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

          (h) OPINION. Parent shall have received an opinion dated as of the Closing Date from Tucker, Flyer & Lewis, counsel to the Company, or such other counsel as chosen by the Company and is reasonably acceptable to Parent, substantially in the form attached hereto as Exhibit D.

          (i) THIRD PARTY LICENSES. The Company shall have obtained executed license agreements on commercially reasonable terms from each of the entities listed in Section 6.2(i) of the Company Disclosure Schedule that has access to all or any portion of the Company's client server products.

          (j) BANK ACTIONS. On or after the date hereof, Silicon Valley Bank shall not have notified the Company of its acceleration of any amounts due to Silicon Valley Bank or taken any other action to collect any such amounts or realize the benefit of any security interest in the Company's assets.

     6.3 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to effect the Merger are also subject to the satisfaction or waiver by the Company prior to the Effective Time of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Parent and the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date.

          (b) PERFORMANCE OF OBLIGATIONS OF PARENT AND THE PURCHASER. Each of Parent and the Purchaser shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.


                                   ARTICLE VII

                                   TERMINATION

     7.1 TERMINATION. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval of this Agreement and the transactions contemplated hereby by the stockholders of the Company:

          (a) by mutual written consent duly authorized by the Boards of Directors of the Company, Parent and the Purchaser;

          (b) by either Parent or the Company if any Governmental Entity shall have issued an order, decree, ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the acceptance for payment of, or payment for, Shares pursuant to the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

          (c) by either Parent or the Company if the Effective Time shall not have occurred on or prior to December 31, 1998; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(c) shall not be available to any party the failure of which (or the failure of the affiliates of which) to perform in any material respect any of its obligations under this Agreement results in the failure of any condition set forth in Article VI or if the failure of such condition results from facts or circumstances that constitute a material breach of a representation or warranty under this Agreement by such party;

          (d) by Parent if (i) prior to the Effective Time, (A) the Board of Directors of the Company or any committee thereof shall have withdrawn or modified in a manner adverse to the Purchaser or Parent its approval or recommendation of this Agreement, the Merger or any other transaction contemplated by this Agreement; (B) the Board of Directors of the Company or any committee thereof shall have recommended to the stockholders of the Company, taken no position with respect to, or failed to recommend against acceptance of a Third Party Acquisition; (C) the Company shall have entered into any definitive agreement with respect to a Third Party Acquisition;
     (D) the Company fails to confirm its recommendation of this Agreement, the Merger and transactions contemplated by this Agreement within five days of any written request by Parent that it do so; or (E) the Board of Directors of the Company or any committee thereof shall have resolved to do any of the foregoing; or (ii) the Company shall have breached in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement which breach cannot be or has not been cured within 20 days after the giving of written notice to the Company or shall have breached Section 4.3; or

          (e) by the Company if (i) the Board of Directors of the Company shall have withdrawn or modified in a manner adverse to the Purchaser or Parent its approval or recommendation of this Agreement or the Merger in order to approve the execution by the Company of a definitive agreement providing for the transactions contemplated by a Superior Proposal, provided that the Company shall have complied with the provisions of Section 4.3, including the notice provisions therein, and shall have made payment of the fee contemplated by Section 7.3 below; or (ii) Parent or the Purchaser shall have breached in any material respect any of their respective representations, warranties, covenants or other agreements contained in this Agreement which breach cannot be or has not been cured within 20 days after the giving of written notice to Parent or the Purchaser, as applicable, except, in any case, for such breaches which are not reasonably likely to affect adversely Parent's or the Purchaser's ability to complete the Merger.

     7.2 EFFECT OF  TERMINATION.  If this  Agreement is  terminated  pursuant to
Section 7.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto, except for intentional breach of any provision of this Agreement and except that the agreements contained in Sections 5.3, 5.10 and 7.3 and Article VIII shall survive the termination hereof.

     7.3  CERTAIN PAYMENTS.

          (a) In the event that:

               (i) this Agreement is terminated pursuant to Section 7.1(d)(i) or
          Section 7.1(e)(i) and the Company was not entitled to terminate the Agreement pursuant to Section 7.1(e)(ii) at such time, or

               (ii) this Agreement is terminated pursuant to Section 7.1(c) or 7.1(d)(ii), the Company was not entitled to terminate the Agreement pursuant to Section 7.1(e)(ii) at such time and the Company shall consummate a Third Party Acquisition with any person other than Parent or any of its affiliates before or within 12 months after the date of such termination, then, in any such event, the Company shall pay Parent promptly (but in no event later than 1 business day after the first of such events shall have occurred) (i) a fee of $360,000, plus (ii) an amount equal to Parent's actual and reasonably documented out-of-pocket fees and expenses (not to exceed $200,000) incurred by Parent and the Purchaser in connection with the Merger, this Agreement and the consummation of the transactions contemplated hereby, all of which amounts shall be payable in immediately available funds (the "Termination Fee"). In the event that the Company shall fail to pay any amounts owing pursuant to the foregoing when due, interest shall be paid on such unpaid amounts, commencing on the date such amounts became due, at a rate of 6% per annum. The Company acknowledges that the agreement contained in this Section 7.3 is an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if the Company fails promptly to pay any amount due pursuant to this Section 7.3, and, in order to obtain such payment, Parent commences a suit which results in a judgment against the Company for the amounts set forth in this Section 7.3, the Company shall pay to Parent its reasonable costs and expenses (including attorneys' fees and expenses) in connection with such suit, together with interest on the amounts set forth in this Section 7.3. In no event shall the Company be obligated to pay more than one termination fee and reimbursement of expenses pursuant to this Section 7.3.

          (b) The Termination Fee shall not be deemed to be liquidated damages, and the right to the payment of the Termination Fee shall be in addition to (and not a maximum payment in respect of) any other damages or remedies at law or in equity to which Parent or the Purchaser may be entitled as a result of an intentional breach of any term or provision of this Agreement or any Support Agreement.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

     8.1  NONSURVIVAL  OF  REPRESENTATIONS,   WARRANTIES  AND  AGREEMENTS.   All
representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall not survive the Merger, except for the agreements contained in Sections 4.6, 5.3, 5.5, 5.6, 5.8 and 5.10 and Articles I and VIII of this Agreement, each of which shall survive the Merger.

     8.2 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the parties; provided, however, that
Section 4.6 may only be amended with the consent of each of the persons with rights to indemnification under Section 4.6. Any amendment or waiver effected in accordance with this Section 8.2 shall be binding upon the parties and their respective successors and assigns.

     8.3 SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, and the application thereof, in any other jurisdiction.

     8.4  INTERPRETATION.

          (a) The table of contents and Article, Section and subsection headings herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Schedule, Annex or Exhibit, such reference shall be to a Section of, or Schedule, Annex or Exhibit to, this Agreement, unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statues and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns and, in the case of an individual, to his or her heirs and estate, as applicable.

          (b) This Agreement has been negotiated at arm's length and between persons sophisticated and knowledgeable in the matters addressed in this Agreement. Each of the parties has been represented by experienced and knowledgeable legal counsel. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties and this Agreement.

     8.5 ASSIGNMENT. This Agreement shall not be assignable by operation of law or otherwise and any attempted assignment of this Agreement in violation of this sentence shall be void; provided, however, that this Agreement shall be assignable by any party after the Effective Time.

     8.6   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     8.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     8.8 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight
(48) hours after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice in accordance with this Section 8.8:

     (a)  If to Parent or the Purchaser:

          Oracle Corporation
          500 Oracle Parkway
          Redwood City, CA 94065
          Attention: Daniel S. Cooperman, Senior Vice President,
               General Counsel and Secretary

          with a copy to:

          Venture Law Group
          A Professional Corporation
          2800 Sand Hill Road
          Menlo Park, CA 94025
          Attn: Donald M. Keller, Jr.

     (b)  If to the Company:

          Versatility Inc.
          11781 Lee Jackson Memorial Highway
          Seventh Floor
          Fairfax, Virginia 22033
          Attention: President

          with a copy to:

          Tucker, Flyer & Lewis
          1615 L Street, N.W., Suite 400
          Washington, DC 20036
          Attn: Jack L. Lewis

     8.9 ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits), together with the Confidentiality Agreement, are the product of all of the parties hereto, and constitute the entire agreement between such parties pertaining to the subject matter hereof, and merge all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

     8.10 NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, other than pursuant to Section 4.6, 5.5 and 5.6 or the right to receive the consideration payable in the Merger pursuant to Article I, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     8.11 GOVERNING LAW.

          (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

          (b) The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

     The parties have caused this Agreement and Plan of Merger to be signed by their respective duly authorized officers, all as of the date first written above.

                                        ORACLE CORPORATION

                                        By: /s/ David J. Roux
                                           ------------------------------------
                                           Name: David J. Roux
                                           Title:  Exec. Vice President

                                        AQX ACQUISITION CORPORATION

                                        By: /s/ David J. Roux
                                            -----------------------------------
                                            Name: David J. Roux
                                            Title:  Exec. Vice President

                                        VERSATILITY INC.

                                        By: /s/ Paul J. Zoukis
                                            -----------------------------------
                                            Name: Paul J. Zoukis
                                            Title: President and Chief Executive
                                                   Officer

                                                                       EXHIBIT A

                            FORM OF SUPPORT AGREEMENT

     THIS SUPPORT AGREEMENT (this "Agreement") is made and entered into as of __________, 1998, by and between Oracle Corporation, a Delaware corporation ("Parent"), and ________________ ("Seller").


                                    RECITALS

     A. Concurrently with the execution and delivery of this Agreement, Parent, AQX Acquisition (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Parent, and Versatility Inc., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), relating to the merger (the "Merger") of the Purchaser with and into the Company (capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

     B. As of the date hereof, Seller beneficially owns directly __________ Shares (the "Owned Shares"); and

     C. As a condition to their willingness to enter into the Merger Agreement, Parent and the Purchaser have required that Seller agree, and, in order to facilitate the Merger, Seller is willing to agree to enter into the other agreements set forth herein.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. AGREEMENT TO VOTE.

     1.1 VOTING. Subject to the provisions of Section 1.2 below, Seller hereby agrees that, during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, Seller shall (a) vote all Shares beneficially owned by Seller in favor of the Merger; (b) vote such Shares against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (c) vote such Shares against any action or agreement (other than the Merger Agreement or the transactions contemplated thereby) that would impede, interfere with, delay, postpone or attempt to discourage the Merger, including, but not limited to: (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries; (ii) a sale or transfer of a material amount of assets of the Company or any of its Subsidiaries, or a reorganization, recapitalization or liquidation of the Company and its Subsidiaries; (iii) any change in the management or Board of Directors of the Company, except as otherwise agreed to in writing by Parent;
(iv) any material change in the present capitalization or dividend policy of the Company; or (v) any other material change in the Company's corporate structure or business.

     1.2 GRANT OF IRREVOCABLE PROXY; APPOINTMENT OF PROXY.

          (a) Seller hereby irrevocably grants to, and appoints David J. Roux and Daniel Cooperman, or either of them, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, Seller's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Seller, to vote the Shares beneficially owned by Seller in favor of the Merger and otherwise as contemplated by Section 1.1.

          (b) Seller represents that any proxies heretofore given in respect of the Shares beneficially owned by Seller are not irrevocable, and that any such proxies are hereby revoked.

          (c) Seller understands and acknowledges that Parent is entering into the Merger Agreement in reliance, among other things, upon Seller's execution and delivery of this Agreement. Seller hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Seller under this Agreement. Seller hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Seller hereby ratifies and confirms all that such proxies and attorneys-in-fact may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law.

     1.3 NO INCONSISTENT ARRANGEMENTS. Seller hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not:

          (a) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shares beneficially owned by Seller or any interest therein; provided, however, that Seller may transfer (i) the Shares beneficially owned by Seller by will or intestacy, and (ii) up to 10% of the Shares beneficially owned by Seller as a bona fide gift or gifts, provided that prior to any such permitted transfer, each transferee shall agree in writing (in a form satisfactory to Parent) that such transferee will receive and hold such Shares beneficially owned by Seller subject to the provisions of this Agreement;

          (b)  enter  into  any   contract,   option  or  other   agreement   or
     understanding with respect to any transfer of any or all of the Shares beneficially owned by Seller or any interest therein;

          (c) grant any proxy, power-of-attorney or other authorization in or with respect to any or all of the Shares beneficially owned by Seller;

          (d) deposit the Shares beneficially owned by Seller into a voting trust or enter into a voting agreement or arrangement with respect to the Shares beneficially owned by Seller; or

          (e) take any other action that would make any representation or warranty of Seller hereunder untrue or incorrect.

     1.4 WAIVER OF APPRAISAL RIGHTS. Seller hereby waives any rights of appraisal or rights to dissent from the Merger that he may have under applicable law.

     2. EXPIRATION. This Agreement shall terminate on the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms.

     3. REPRESENTATION AND WARRANTIES. Seller hereby represents and warrants to Parent as follows:

     3.1 TITLE. Seller has good and valid title to the Owned Shares and, upon the acquisition thereof, will have good and valid title to any other Shares beneficially owned by Seller, in each case, free and clear of any lien, pledge, charge, encumbrance or claim of whatever nature and, upon the purchase of the Shares beneficially owned by Seller by the Purchaser, Seller will deliver good and valid title to the Shares beneficially owned by Seller, free and clear of any lien, charge, encumbrance or claim of whatever nature.

     3.2 OWNERSHIP OF SHARES. On the date hereof, the Owned Shares are owned of record or beneficially by Seller and, on the date hereof, the Owned Shares constitute all of the Shares owned of record or beneficially by Seller. Seller has sole voting power and sole power of disposition with respect to all of the Owned Shares, with no restrictions, subject to applicable federal securities laws, on Seller's rights of disposition pertaining thereto.

     3.3 POWER; BINDING AGREEMENT. Seller has the legal capacity, power and authority to enter into and perform all of his obligations under this Agreement. The execution, delivery and performance of this Agreement by Seller will not violate any other agreement to which Seller is a party including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by Seller and constitutes a valid and binding agreement of Seller, enforceable against Seller in accordance with its terms.

     3.4 NO CONFLICTS. Other than in connection with or in compliance with the provisions of the Exchange Act and the HSR Act, no authorization, consent or approval of, or filing with, any court or any public body or authority is necessary for the consummation by Seller of the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a material breach, violation or default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, encumbrance, pledge, charge or claim upon any of the properties or assets of Seller under, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument to which Seller is a party or by which his or her properties or assets are bound.

     4. ADDITIONAL SHARES. Seller hereby agrees, while this Agreement is in effect, to promptly notify Parent of the number of any Shares acquired by Seller after the date hereof.

     5. FURTHER ASSURANCES. From time to time, at Parent's request and without further consideration, Seller shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate and make effective the transactions contemplated by
Section 1 of this Agreement.

     6. MISCELLANEOUS.

     6.1 ENTIRE AGREEMENT; ASSIGNMENT. This Agreement (a) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise, provided that Parent may assign its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.

     6.2 AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

     6.3 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given by hand delivery or telecopy or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

If to Seller:
   [address]

copy to:
   [address]

If to Parent:
   [address]

copy to:
   [address]

     or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     6.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     6.5 SPECIFIC PERFORMANCE. Seller recognizes and acknowledges that a breach by him or her of any covenants or agreements contained in this Agreement will cause Parent to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore Seller agrees that in the event of any such breach, Parent shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

     6.6 COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which shall constitute one and the same Agreement.

     6.7 DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     6.8 SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     6.9 NON-SURVIVAL. The representations and warranties made herein shall terminate upon the Effective Time, other than Seller's representation and warranty in Section 3.1, which shall survive the Merger.

     IN WITNESS WHEREOF, Parent and Seller have caused this Agreement to be duly executed as of the day and year first above written.

                                       PARENT:

                                       By:
                                           -------------------------------------

                                       Name:
                                             -----------------------------------

                                       Date:
                                             -----------------------------------

                                       SELLER:

                                       By:
                                           -------------------------------------

                                       Name:
                                             -----------------------------------

                                       Date:
                                             -----------------------------------

                                                                       EXHIBIT B

                          TECHNOLOGY LICENSE AGREEMENT
                                  (SOURCE CODE)

     This Technology License Agreement (the "Agreement") is made by and between Oracle Corporation ("Oracle"), a Delaware corporation, and Versatility, Inc. ("Versatility"), a ___________________ corporation with offices at 11781 Lee Jackson Memorial Highway, 7th Floor, Fairfax, VA 22033, as of the Effective Date set forth below. The parties hereby agree as follows:

I.   DEFINITIONS

     1.1 DISTRIBUTOR. "Distributor" shall mean a third party, including any Oracle subsidiary, that is appointed by Oracle or its Distributor to market and sublicense Versatility Technology under the terms of this Agreement. The term "Distributor" shall include, but not be limited to, resellers, original equipment manufacturers, value added relicensors, dealers, agents and subdistributors.

     1.2 DOCUMENTATION. "Documentation" shall mean the installation guides, user guides and manuals for use of the Versatility Technology in printed and machine-readable form.

     1.3 INTELLECTUAL PROPERTY RIGHTS. "Intellectual Property Rights" shall mean all patent, copyright, trade secret, trademark and other proprietary and intellectual property rights, including moral rights.

     1.4 NATURAL SUCCESSORS. "Natural Successors" shall mean any product that substantially replaces a particular product or substantially replaces such product in a particular market segment.

     1.5 OBJECT MATERIALS. "Object Materials" shall mean materials, in machine-readable form, necessary to run the Versatility Technology, including all computer programming code, substantially or entirely in binary form, which is directly executable by a computer after suitable processing but without the intervening steps of compilation or assembly and all help, message, and overlay files.

     1.6 QUARTERS. "Quarters" shall be deemed to commence on the first day of June, September, December and March of each year of this Agreement.

     1.7 SUBSIDIARY. "Subsidiary" shall mean any corporation, partnership, firm, entity or any person in which Oracle, directly or indirectly, holds any ownership interest.

     1.8 SOURCE MATERIALS. "Source Materials" shall mean the complete source code from which Object Materials are compiled. Source Materials shall include, without limitation, the fully commented source code and internal system documentation for the Versatility Technology, as well as all other materials, in both machine readable and hard-copy form, which are used to develop or test the Versatility Technology. "Fully commented source code" shall mean source code that includes all comments made by or for Versatility. Source Materials shall include all electronically readable source documentation, design documents, data models, help materials, tutorial programs, and appropriate debug code, including those developed by or for Versatility during the term of this Agreement.

     1.9 SUBLICENSE/SUBLICENSEE. "Sublicense" shall mean any license granted by Oracle or its Distributors for use of Versatility Technology. "Sublicensee" shall be a party who is granted a Sublicense, either directly by Oracle or indirectly by a Distributor.

     1.10   UPDATES.   "Updates"   shall  mean  any  releases   (including   any
preproduction releases) of Versatility Technology created on or after the Effective Date, including bug fixes, improvements, enhancements, new versions or releases and other changes thereto.

     1.11 VERSATILITY TECHNOLOGY. "Versatility Technology" shall mean the computer software specified in Exhibit A hereto owned or distributed by Versatility, any Updates, Natural Successors and translations or localizations of the Versatility Technology. Unless otherwise specified, "Versatility Technology" shall include Source Materials, Object Materials and Documentation.

II.  LICENSES GRANTED

     2.1 DELIVERY OF VERSATILITY TECHNOLOGY.

          2.1.A DELIVERY. Versatility shall deliver a complete set of the Versatility Technology to Oracle on the Effective Date of this Agreement and shall deliver all Updates of the Versatility Technology until December 31, 1999 promptly upon completion and in no event later than when such Updates are delivered to any other licensee.

     2.2 DEVELOPMENT AND TECHNICAL SUPPORT LICENSE. Versatility grants to Oracle a worldwide, paid-up, royalty-free, perpetual, non-exclusive, right and license to use, copy and modify the Versatility Technology, including using the Versatility Technology for any development purposes and for technical support of Sublicensees. Oracle and its Subsidiaries shall have the right to allow their third party consultants ("Agent(s)") to use the Versatility Technology on behalf of Oracle or the Subsidiary under the terms and conditions of this Agreement.

     2.3 SUBLICENSING LICENSE.

          2.3.A SCOPE OF LICENSE. Versatility hereby grants to Oracle a worldwide, perpetual (except as otherwise provided on Article V), non-exclusive right and license to market, reproduce, distribute and grant Sublicenses of the Versatility Technology (excluding Source Materials) for use on all operating environments. Oracle shall use the same or equivalent terms for sublicensing the Versatility Technology as it does for licensing Oracle's software products.

          Versatility also grants to Oracle the right and license to sublicense Source Materials to third parties solely to the extent necessary and for the purpose of allowing such third parties to port or localize the Source Materials, so long as any such third party is subject to the same terms and conditions which Oracle normally imposes in connection with any grant of rights to its own source code. Versatility also grants to Oracle the right to sublicense the Versatility Technology, including the Source Materials, to any Subsidiary to allow the Subsidiary to use the Versatility Technology in accordance with the terms and conditions of this Agreement as they apply to Oracle, so long as any such Subsidiary is subject to the same terms and conditions which Oracle normally imposes in connection with any grant of rights in its own source code. Versatility also grants to Oracle the right
     (i) to deposit Source Materials in escrow and (ii) release and deliver Source Materials to Oracle's Sublicensees and Distributors, provided that the Source Materials are released only in conjunction with Oracle source materials and are subject to substantially equivalent conditions and protections used for the release of its own source materials. It is expressly understood that, notwithstanding any other provision of this Agreement, Oracle shall have no right to sublicense Source Materials, except as stated in this paragraph.

          2.3.B DISTRIBUTORS. Versatility grants Oracle the right to license, sublicense and authorize Distributors to market and sublicense the Object Materials and Documentation of the Versatility Technology under the terms of this Agreement, including the right to license, sublicense and authorize other distributors to exercise the same rights.

          2.3.C TRIAL SUBLICENSES. Versatility grants to Oracle a worldwide, royalty-free license to grant, at no charge, trial sublicenses of the Object Materials and Documentation of the Versatility Technology, consistent with Oracle's policies for granting trial licenses for its own programs.

          2.3.D TRADEMARKS. Oracle and its Distributors are entitled to market, reproduce, distribute and sublicense the Object Materials and Documentation of the Versatility Technology under Oracle trademarks. Versatility shall not have the right to use such Oracle trademarks without the prior written approval of Oracle.

     2.4 INTERNAL USE LICENSE. Versatility hereby grants to Oracle and its Subsidiaries a worldwide, perpetual (except as otherwise provided in Article V), paid-up, royalty-free non-exclusive right and internal-use license to reproduce, install and use the Versatility Technology, including Updates, to operate its business at no additional charge. This internal use license does not apply to any service bureau, outsourcing or equivalent business of Oracle; any such service bureau business licenses would be subject to per user license fees.

     2.5 INTELLECTUAL PROPERTY RIGHTS. Versatility further grants to Oracle and its Distributors a perpetual (except as otherwise provided in Article V), worldwide, nonexclusive, nontransferable and paid-up license to all Intellectual Property Rights which Versatility now owns or hereafter acquires which are necessary to use the Versatility Technology under this Agreement; such Intellectual Property Rights are included in the licenses granted to Oracle under this Agreement. Other than as licensed herein, Versatility shall retain all right, title and interest to the Versatility Technology, including the Intellectual Property Rights. Oracle shall retain all right, title and interest to the Intellectual Property Rights in any modifications, extensions or derivative works of the Versatility Technology that Oracle develops or has developed on its behalf.

     Versatility shall take all action necessary to maintain the validity and enforceability of Versatility's Intellectual Property Rights in the Versatility Technology and shall promptly enforce its rights and remedies against third parties who infringe such Intellectual Property Rights.

     2.6 THIRD PARTY ROYALTIES. Versatility shall have sole responsibility for payment of all royalties and other charges with respect to third party materials included in the Versatility Technology, if any. Oracle shall have no obligation to pay or account for such royalties or other charges.

     2.7 MARKETING. Except as expressly specified in this Agreement, Oracle shall have no obligation to distribute or market the Versatility Technology or any products containing the Versatility Technology. Oracle shall have full freedom and flexibility in the design and implementation of its marketing efforts, and may discontinue any marketing efforts at any time.

III. FEES AND PAYMENTS

     3.1 LICENSE FEES.

          3.1.A PREPAID SUBLICENSE FEES. Oracle agrees to pay Versatility the sum of $2,000,000.00 in prepaid sublicense fees ("Prepaid Sublicense Fees") which shall be payable in three equal monthly installments on each of September 1, October 1 and November 1. Upon termination or expiration of this Agreement under Section 4.3.A or Section 5.2 below, Versatility shall refund to Oracle the full amount of the Prepaid Sublicense Fees.

          3.1.B SUBLICENSE FEES. In consideration for the rights granted by Versatility to Oracle under this Agreement, Oracle will pay to Versatility a fee equal to 30% of the Net Fees Oracle receives for Sublicenses of the Versatility Technology ("Sublicense Fees") until the earlier of (i) six years from the Effective Date of this Agreement or (ii) the payment by Oracle of a total of Twelve Million Dollars ($12,000,000) in Sublicense Fees. Thereafter, the licenses granted to Oracle to the Versatility Technology under this Agreement shall be deemed to be royalty-free and fully paid-up. In determining the Sublicense Fees due to Versatility, Oracle shall have the right to apply the Prepaid Sublicense Fees to reduce the Sublicense Fee due to Versatility until such time as the Prepaid Sublicense Fee has been exhausted.

          "Net Fees" shall mean license fees received by Oracle or any Subsidiary from its Sublicensees and from its istributors net of any return adjustments, third party commissions, shipping costs, or sales, use or other taxes paid. In the event that Oracle or its Distributors sublicense the Versatility Technology with other Oracle products or services for a single price, Net Fees from such Sublicense shall equal the total Net Fees from the Sublicense multiplied by a fraction A/(A+B), where A equals the list price of the Versatility Technology sublicensed separately and B equals the list price of the other products or services. If the Versatility Technology is (i) licensed in a site license or package deal and fees for the Versatility Technology are not distinguishable from fees for other Oracle products that are part of the site license or package deal or (ii) bundled with or incorporated into another Oracle product such that the Versatility Technology does not have a separate list price, the Net Fees for the Versatility Technology shall be based on the fee allocation agreed to by Oracle and the Sublicensee for the products specified in the site license or package deal or on the fee allocation made by Oracle's internal procedures, provided such allocation reasonably reflects the relative value of the Versatility Technology to the other Oracle products.

          Oracle and its Distributors are free to determine unilaterally the pricing of Versatility Technology Sublicenses to their Sublicensees and Distributors.

          No Sublicense Fee or other charge shall be payable by Oracle for any use of the Versatility Technology (i) for Oracle's internal use; (ii) for development, technical support or maintenance activities; (iii) for marketing, updates, trial Sublicenses, porting, documentation, demonstrations, training, educational uses, or any other products or services; or (iv) as back-up copies. The foregoing rights and licenses shall be deemed to be paid-up.

     3.2 PAYMENT TERMS. Within forty-five (45) days of the end of each Quarter, Oracle shall pay to Versatility all Sublicense Fees accruing to Versatility for that particular Quarter less any unused Prepaid Sublicense Fees. Sublicense Fees shall be deemed to accrue in the Quarter in which Oracle recognizes the revenue.

     3.3 REPORTING. Within forty-five (45) days of the last day of each Quarter, Oracle shall send Versatility a report listing, for that Quarter, the revenues due to Versatility under this Agreement as a result of Oracle's and its Distributors' Sublicensing activities under this Agreement and the deduction by Oracle of any unused Prepaid Sublicense Fees from those revenues.

IV.  TECHNICAL RESPONSIBILITIES

     4.1 ORACLE TECHNICAL RESPONSIBILITIES. Oracle and its Distributors shall provide all technical support to their Sublicensees and Distributors, including installation assistance, training, maintenance and consulting.

     4.2 VERSATILITY TECHNICAL SUPPORT RESPONSIBILITIES.

          4.2.A ONGOING SUPPORT SERVICES. Versatility will provide Oracle with the following technical support services ("Technical Support") until December 31,1999:

               (i) Telephone consultation, assistance and advice at the highest level of support generally provided to any other end user or Distributor of Versatility;

               (ii) Reasonable efforts to make corrections to errors reported in
          the  Versatility   Technology  as  such  corrections  are  first  made
          available to any other Versatility distributor or licensee; and

               (iii) Updates no later than when they are first made available to any other Versatility distributor or licensee.

     4.3 VERSATILITY DEVELOPMENT COMMITMENTS.

          4.3.A VERSATILITY COMMITMENTS. Versatility shall develop and deliver the modifications to the Versatility Technology specified on Exhibit B (the "Deliverables") within the timeframes specified on Exhibit B. If Versatility fails to commence promptly the definition, design and development of the Deliverables on Exhibit B, Oracle shall have the option to terminate this Agreement by providing written notice to Versatility. Within five days of such notice, Versatility shall refund to Oracle all Prepaid Sublicense Fees.

          4.3.B ACCEPTANCE PROCEDURE. Upon completion of any Deliverable, Versatility shall promptly provide a complete copy thereof to Oracle. At Oracle's request, Versatility will demonstrate to Oracle the functionality of the Deliverable and shall provide Oracle with assistance in any additional review and testing of such Deliverable in accordance with any applicable acceptance criteria and test suites. Upon accepting any Deliverable submitted by Versatility, Oracle shall provide to Versatility a written acceptance of such Deliverable. If Oracle, in its reasonable discretion, determines that any submitted Deliverable does not meet the acceptance criteria mutually agreed upon by the parties in Exhibit B, Oracle shall have thirty (30) business days after Versatility's submission of the Deliverable ("Acceptance Period") to give written notice thereof to Versatility specifying the deficiencies in detail. Versatility shall submit a revised Deliverable to Oracle within 10 days of receiving such notice from Oracle. After completing any such cure, Versatility shall resubmit the Deliverable for review and testing as set forth above. This resubmission and retesting procedure will be repeated until Oracle accepts the applicable Deliverables or terminates this Agreement, in Oracle's sole discretion.

          4.3.C LICENSE TO DELIVERABLES. All software (including modifications and documentation but excluding the Deliverables), products, inventions, documents, writings and other materials prepared or produced by Versatility in performing Services for Oracle under this Agreement, (collectively, the "Developments") shall be the sole and exclusive property of Oracle, subject to Versatility's underlying rights in the pre-existing Versatility Technology and subject to the Deliverables being the sole and exclusive property of Versatility. Versatility agrees that the Developments shall be works made for hire to the extent permitted by applicable law, and that Oracle shall retain all Intellectual Property Rights in the Developments. In the event that any of the Developments do not qualify as works made for hire, Versatility hereby assigns to Oracle at no additional consideration all right, title and interest and all Intellectual Property Rights in such Developments and all extensions and renewals thereof. Versatility agrees to execute a written assignment of such rights in the Developments to Oracle and any other documents necessary for Oracle to establish, preserve, perfect or enforce its Intellectual Property Rights in the Developments if so requested by Oracle. Versatility hereby agrees not to assert at any time, and otherwise waives, any "moral rights" that Versatility may have in the Developments, and Versatility hereby assigns to Oracle all moral rights therein.

V.   TERM

     5.1 INITIAL TERM. This Agreement shall become effective on the Effective Date, and unless it is terminated as set forth herein shall remain in effect perpetually.

     5.2 TERMINATION OF THE AGREEMENT.

          5.2.A BREACH OF MERGER AGREEMENT. If Oracle breaches the Agreement and Plan of Merger between Oracle and Versatility (the "Merger Agreement") in any material respect and fails to cure such breach within twenty (20) business days after written notice of such breach from Versatility to Oracle or Oracle fails for any reason to pay the sublicense fees set forth in Section 3.1.A, then Versatility shall have the option of terminating this Agreement by providing Oracle with written notice of such termination within twenty (20) business days after the date of the written notice of breach from Versatility to Oracle, which termination shall not be effective unless and until Versatility refunds all but $360,000 of the Prepaid Sublicense Fees to Oracle within one hundred eighty (180) days of providing Oracle notice of termination.

          5.2.B ACCEPTANCE OF SUPERIOR OFFER. If (i) the Merger Agreement is being or has been terminated and Versatility is obligated to pay Oracle a Termination Fee (as defined in the Merger Agreement) under the Merger
     Agreement, (ii) Versatility refunds to Oracle all but $360,000 of the Prepaid Sublicense Fees prior to or simultaneously with the payment of such Termination Fee, and (iii) the Termination Fee is paid in accordance with the terms of the Merger Agreement, then this Agreement shall terminate upon repayment by Versatility of such Prepaid Sublicense Fees and payment of the Termination Fee.

     5.3 USE OF SOURCE MATERIALS. If any of the following events occur: (i) any assignment of substantially all of Versatility's assets for the benefit of creditors or the appointment of a receiver to take possession of substantially all of Versatility's assets; (ii) any dissolution of or substantial attachment or execution of judgment against Versatility's assets; (iii) the filing of any voluntary or involuntary petition in bankruptcy, or any similar law, by or against Versatility which is not dismissed within forty-five (45) days of filing; or (iv) Versatility rejects this Agreement at any time while in bankruptcy, then Oracle shall immediately receive and have a worldwide, perpetual, irrevocable license to use all Source Materials, Object Materials, Documentation and other materials related to the Versatility Technology then in Oracle's possession to (i) continue to exercise the license rights granted under this Agreement; and (ii) provide technical support to Sublicensees, including making all necessary changes, modifications, additions and enhancements to the Source Materials.

     5.4 CONTINUED RIGHTS. In the event of termination of this Agreement, in whole or in part, any Sublicense granted by Oracle or its Distributors prior to such expiration or under the terms of this Article VI, shall survive and continue. Without limiting the generality of the foregoing, (i) Oracle may Sublicense and distribute any inventory of the Versatility Technology, including work in process, on hand at the time of such termination or expiration; (ii) Oracle may continue to exercise the rights and licenses granted hereunder for a period of up to eighteen (18) months after termination or expiration, so long as such use is to support existing customers using Versatility Technology or to satisfy then-existing contractual commitments; and (iii) Oracle may continue to exercise the rights and licenses granted hereunder as necessary to provide maintenance and technical support for Sublicensees.

     5.5 SURVIVAL. In addition to the provisions of Sections 5.3 and 5.4 above, the parties' rights and obligations under Sections 2.4 (Internal Use License),
2.5 (Intellectual  Property Rights), 7.1  (Nondisclosure),  7.4 (Assignment) and
Article VI (Representations and Warranties) shall survive expiration or termination of this Agreement.

VI. REPRESENTATIONS AND WARRANTIES

     6.1 NO CONFLICT. Versatility represents and warrants that it is under no obligation or restriction, nor will it assume any such obligation or restriction, that does or would in any way interfere or conflict with, or that does or would present a conflict of interest concerning, the performance to be rendered by Versatility or the rights and licenses granted to Oracle herein.

     6.2 INTELLECTUAL PROPERTY WARRANTY AND INFRINGEMENT INDEMNITY. Versatility represents and warrants that (a) Versatility is the sole and exclusive owner of the Versatility Technology,; (b) Versatility has full and sufficient right, title and authority to assign or grant the rights and/or licenses granted to Oracle under this Agreement; (c) the Versatility Technology has not been published under circumstances which have caused a loss of Intellectual Property Rights therein; (d) except as set forth on Schedule 5.2, the Versatility Technology does not contain any materials developed by a third party; (e) the
Versatility  Technology  does not infringe  any  Intellectual  Property  Rights, privacy, publicity or similar rights of any third party, nor has any claim (whether or not embodied in an action, past or present) of such infringement been threatened or asserted, and no such claim is pending against Versatility or, to best of Versatility's knowledge, against any entity from which Versatility has obtained such rights; and (f) the certificate of authorship, attached hereto as Exhibit C, is complete and accurate.

     Versatility shall, at Versatility's expense, indemnify, defend and hold Oracle and its directors, officers, employees, agents, Distributors and Sublicensees harmless from and against any and all liabilities, losses, damages, costs and expenses (including reasonable attorneys fees) incurred by Oracle in connection with any claim that the Versatility Technology licensed and used within the scope of this Agreement infringes an Intellectual Property Right of any third party, provided that: (a) Oracle promptly notifies Versatility in writing of the claim; and (b) at Versatility's request and expense, Oracle provides Versatility with all reasonable assistance, information and authority to perform the foregoing. Versatility will not enter into a settlement agreement without Oracle's written consent, which consent will not be unreasonably withheld.

     Versatility shall have no liability for any claim of infringement if such infringement is caused by modifications made by Oracle to the Versatility Technology and the unmodified Versatility Technology does not infringe the third party's Intellectual Property Rights.

     In  the  event  the  Versatility  Technology  is  held  or is  believed  by
Versatility to infringe the Intellectual Property Rights of a third party, Versatility shall have the option, at its expense to: (a) modify the Versatility Technology to be non-infringing while retaining full functionality and equivalent performance; or (b) obtain for Oracle, at no additional cost to Oracle, a license to continue using the Versatility Technology. Failure to comply with the obligations described in this Section 6.2 shall constitute a material breach of this Agreement.

     6.3 PRODUCT WARRANTY. Versatility warrants that the Versatility Technology will perform the functions, and comply in all material respects with the specifications, described in the specifications identified in the Documentation when operated on the appropriate hardware/operating system environment. Ver-satility also warrants that the Versatility Technology, including, without limitation, any time-and-date-related codes, data entry features and internal subroutines thereof, is designed (a) to automatically accommodate the change in the date from December 31, 1999 to January 1, 2000 without negatively affecting the Versatility Technology's performance; and (b) to accurately accept, reflect and calculate all dates that are relevant to the Versatility Technology's performance. THESE WARRANTIES ARE THE EXCLUSIVE PRODUCT WARRANTIES AND IN LIEU OF ALL OTHER PRODUCT WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     6.4 LIMITATION OF LIABILITY. EXCEPT FOR LIABILITY UNDER SECTION 6.2 ABOVE AND EXCEPT FOR LIABILITY UNDER SECTION 7.1 HEREOF, (i) NEITHER PARTY SHALL HAVE ANY LIABILITY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO RELIANCE, COVER, OR LOSS OF ANTICIPATED PROFITS, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (ii) NEITHER PARTY'S LIABILITY FOR DAMAGES RELATING IN ANY WAY TO THIS AGREEMENT OR THE CONDUCT OF THE PARTIES IN FURTHERANCE HEREOF UNDER ANY LEGAL THEORY, WHETHER CONTRACT, TORT, PRODUCT LIABILITY, BREACH OF IMPLIED DUTY, OR OTHERWISE SHALL EXCEED $12,000,000.

     The provisions of this Article VI allocate the risks under this Agreement between Versatility and Oracle and are an intrinsic part of the bargain between the parties. The fees provided for in this Agreement reflect this allocation of risks and the limitation of liability specified herein.

VII. MISCELLANEOUS

     7.1 NONDISCLOSURE. It is expected that the parties may disclose to each other certain information which may be considered confidential and trade secret information ("Confidential Information"). Confidential Information shall include: (a) the Source Materials; (b) Confidential Information disclosed by either party in writing that is marked as confidential at the time of disclosure; or (c) Confidential Information disclosed by either party in any other manner and is identified as confidential at the time of disclosure and is also summarized and designated as confidential in a written memorandum delivered to the receiving party within thirty (30) days of the disclosure.

     Confidential Information shall not include information which: (a) is or becomes public knowledge through no fault of the recipient; (b) was in the receiving party's possession before receipt from the party providing such Confidential Information; (c) is rightfully received by the receiving party from a third party without any duty of confidentiality; (d) is disclosed to a third party by the party providing the Confidential Information without a duty of confidentiality on the third party; (e) is independently developed by the other party; (f) is disclosed under operation of law; or (g) is disclosed with the prior written approval of the party providing such Confidential Information.

     Except as otherwise specified herein, the disclosing party shall retain all Intellectual Property Rights in any Confidential Information disclosed to the other party. The parties agree, both during the term of this Agreement and for a period of five (5) years after termination or expiration of this Agreement to hold each other's Confidential Information in confidence and to protect the disclosed Confidential Information by using the same degree of care to prevent the unauthorized use, dissemination or publication of the Confidential Information as they use to protect their own confidential information of a like nature. The parties agree not to make each other's Confidential Information available in any form to any third party except as otherwise required to exercise the licenses granted in this Agreement or to use each other's Confidential Information for any purpose other than the implementation of this Agreement. Each party agrees to restrict disclosure of the Confidential Information to those of its employees who have a "need to know" and to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees in violation of the provisions of this Agreement, including requiring that its employees sign general agreements of confidentiality that apply to third-party technology as well as to its own technology.

     In addition, notwithstanding the above, each party may use the residuals from the other party's Confidential Information. The term "residuals" as used in this paragraph shall mean the Confidential Information in nontangible form (i.e., not in written or other documentary form, including tape or disk) which may be retained by those employees of Versatility or Oracle who have had access to the other's Confidential Information including ideas, concepts, know-how, or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such employees or to pay royalties for any work resulting from the use of residuals.

     7.2 INDEPENDENT DEVELOPMENT/FREEDOM OF ACTION. Each party acknowledges that the other party is in the software development business. Nothing in this Agreement shall be construed to preclude either party from developing, using, marketing, licensing, and/or selling any independently developed software which has the same or similar functionality as Versatility Technology or any other products, so long as such activities do not breach any of the other provisions of this Agreement or infringe the Intellectual Property Rights of the other party.

     Additionally, nothing in this Agreement shall be construed to limit Oracle's right to obtain services or software programs from other sources, to prohibit either party from acquiring and marketing competitive materials, to restrict Oracle from making, having made, using, marketing, leasing, licensing, selling or otherwise disposing of any products or services whatsoever, nor to limit Oracle's right to deal with any other vendors, suppliers, contractors or customers.

     7.3 GOVERNING LAW AND JURISDICTION. This Agreement, and all matters arising out of or relating to this Agreement, shall be governed by the laws of the State of California and shall be deemed to be executed in Redwood City, California.

     7.4  ASSIGNMENT.   Except  for  an  assignment  by  Oracle  to  any  parent
corporation, Subsidiary or successor in interest to Oracle, which shall not relieve Oracle of its rights and obligations under this Agreement and shall only be effective if such permitted assignee shall agree to be bound by all of the provisions of this Agreement, neither party may assign any rights, duties, obligations or privileges under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. A change in control or ownership shall be deemed to be an assignment under this Section.

     7.5 NOTICE. All notices required to be given hereunder shall be in writing and shall be deemed to have been given upon deposit in first class mail, sent through a nationally recognized courier service, or transmission by confirmed telefacsimile as follows:

For Versatility:  Versatility, Inc.
                  11781 Lee Jackson Memorial Highway
                  Seventh Floor
                  Fairfax, VA 22033
                  Attn: Paul Zoukis

With copy to:     Tucker, Flyer & Lewis
                  1615 L Street, NW
                  Suite 400
                  Washington D.C., 20036
                  Attn: Jack L. Lewis

For Oracle:       Oracle Corporation
                  500 Oracle Parkway
                  Redwood City, CA 94065
                  Attn: General Counsel

                  Oracle Corporation
                  500 Oracle Parkway
                  Redwood City, CA 94065
                  Attn: Executive Vice President, Corporate Development

     7.6 RELATIONSHIP BETWEEN THE PARTIES. In all matters relating to this Agreement, Oracle and Versatility shall act as independent contractors. Neither party will represent that it has any authority to assume or create any obligation, expressed or implied, on behalf of the other party, or to represent the other party as agent, employee or in any other capacity. Neither party shall have any obligation, expressed or implied, except as expressly set forth herein.

     7.7 PUBLICITY. Neither party shall disclose to any third party any details of this Agreement, or even the fact of its without the specific prior written approval of the other party, which approval shall not be unreasonably withheld, or as required by law in order to enforce its rights under this Agreement. Nothing in this Agreement confers upon Versatility any right to use Oracle's trademarks, trade names or service marks in connection with any product, service, promotion or publication.

     7.8 FORCE MAJEURE. Neither party shall be liable to the other for failure or delay in the performance of a required obligation if such failure or delay is caused by riot, fire, flood, explosion, earthquake or other natural disaster, government regulation, or other similar cause beyond such party's control, provided that such party gives prompt written notice of such condition and resumes its performance as soon as possible, and provided further that the other party may terminate this Agreement if such condition continues for a period of one hundred eighty (180) days.

     7.9 ENTIRE AGREEMENT. This Agreement and the Merger Agreement set forth the entire agreement between the parties and supersedes prior proposals, agreements and representations between them, whether written or oral, relating to the subject matter contained herein. This Agreement may be changed only if agreed to in writing and signed by an authorized signatory of each party.

     7.10 EXPORT. The parties agree to comply fully with all laws and regulations to assure that the Versatility Technology or any direct product thereof, is not exported, directly or indirectly, in violation of law. Upon Oracle's request, Versatility shall advise Oracle of all relevant export classifications of the Versatility Technology and shall promptly advise Oracle of any changes with respect to such classification.

     7.11 SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.12 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.13 NO WAIVER. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

     The Effective Date of this Agreement shall be August 20, 1998. This Agreement shall not be effective until both parties have signed.

ORACLE CORPORATION                        VERSATILITY, INC.

By:                                       By:
    ---------------------------------         ---------------------------------

Name:                                     Name:
     --------------------------------          --------------------------------

Title:                                    Title:
      --------------------------------          --------------------------------

                      AMENDMENT NO. 1 TO LICENSE AGREEMENT*

     THIS AMENDMENT NO. 1 TO LICENSE AGREEMENT (this "Amendment") is made as of the 10th day of September, 1998 by and between Oracle Corporation, a Delaware corporation ("Oracle"), and Versatility Inc., a Delaware corporation ("Versatility").

     WHEREAS, Oracle and Versatility are parties to a Technology License Agreement dated as of August 20, 1998 (the "Agreement"); and

     WHEREAS, the parties hereto desire to amend certain provisions of the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Section 5.2.B of the Agreement is hereby deleted in its entirety and the following provision inserted in lieu thereof:

     "5.2.B Acceptance of Superior Offer

     If (i) the Merger Agreement is being or has been terminated and Versatility is obligated to pay Oracle a Termination Fee (as defined in the Merger Agreement) under the Merger Agreement, (ii) Versatility refunds to Oracle all of the Prepaid Sublicense Fees prior to or simultaneously with the payment of such Termination Fee, and (iii) the Termination Fee is paid in accordance with the terms of the Merger Agreement, then this Agreement shall terminate upon repayment by Versatility of such Prepaid Sublicense Fees and payment of the Termination Fee."

     2. Except as specified herein, the parties hereby ratify and affirm each of the other provisions of the Agreement referred to therein.

     3.  This  Amendment  may  be  executed   simultaneously   in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each counterpart shall be an original. A facsimile signature appearing on a facsimile document shall be given the same effect as if it were an original signature on an original document.

----------
* This Amendment No. 1 to License Agreement was not attached as an exhibit to the Merger Agreement and is included in this Appendix A for reference.

IN WITNESS WHEREOF, Oracle and Versatility have duly executed this Agreement, or caused it to be duly executed, under seal as of the date first set forth above.

                                        VERSATILITY, INC.

                                        By:
                                              ---------------------------------
                                        Name: Kenneth T. Nelson

                                        Title: SVP -- Finance


                                        ORACLE CORPORATION

                                        By:
                                              ---------------------------------
                                        Name: David J. Roux

                                        Title:  Executive Vice President

                                                                      APPENDIX B

                        NATIONSBANC MONTGOMERY SECURITIES


August 20, 1998

Board of Directors

Versatility, Inc.
11781 Lee Jackson Memorial Highway
Seventh Floor
Fairfax, VA 22033

Members of the Board of Directors:

     We understand that Versatility, Inc., a Delaware corporation ("Seller"), and Oracle Corporation, a Delaware corporation ("Buyer"), have entered into a Merger Agreement dated August 20, 1998 (the "Merger Agreement"), pursuant to which Seller will be merged with and into Buyer, which will be the surviving entity (the "Merger"). Pursuant to the Merger, as more fully described in the Merger Agreement and as further described to us by management of Seller, we understand that all of the outstanding shares of the common stock, $0.01 par value per share ("Seller Common Stock"), of Seller will be converted into to the right to receive $1.50 per share in cash (the "Consideration"). The terms and conditions of the Merger are set forth in more detail in the Merger Agreement.

     You have asked for our opinion as investment bankers that the Consideration to be received by the shareholders of Seller pursuant to the Acquisition is fair to such shareholders from a financial point of view, as of the date of the Merger Agreement. As you are aware, we were retained as your financial advisor to identify opportunities to maximize shareholder value, including an outright sale. We agreed to make recommendations to you regarding the appropriate structure, price, terms and conditions concerning a sale and to participate in negotiations concerning the sale. In addition, we developed and administered a strategy for sale which included an extensive market survey and auction process.

     In connection with our opinion, we have, among other things: (i) reviewed certain publicly available financial and other data with respect to Seller, including the consolidated financial statements for recent years and interim periods and certain other relevant financial and operating data relating to Seller made available to us from published sources and from the internal records of Seller; (ii) conducted an extensive market survey and analysis involving 36 possible purchasers; (iii) considered a discounted cash flow analysis and as a result of the negative cash flow of Seller, the discounted cash flow provided no evidence of value; (iv) considered that the purchase price would provide a premium to Seller's shareholders as compared to recent trading prices; (v) reviewed the financial terms and conditions of the draft Merger Agreement; (vi) reviewed certain publicly available information concerning the trading of, and the trading market for Seller Common Stock; (vii) compared Seller from a financial point of view with certain other companies which we deemed to be relevant; (viii) considered the financial terms, to the extent publicly available, of selected recent business combinations which we deemed to be comparable, in whole or in part, to the Merger; (ix) reviewed and discussed with representatives of the management of Seller certain information of a business and financial nature regarding Seller, furnished to us by Seller, including financial forecasts and related assumptions of Seller; (x) made inquires regarding and discussed the Merger and the Merger Agreement and other matters related thereto with Seller's counsel; (xi) made inquiries regarding legal claims and other potential contingent liabilities; and (xii) performed such other analyses and examinations as we have deemed appropriate.

     In connection with our review, we have not assumed any obligation independently to verify the foregoing information and have relied on its being accurate and complete in all material respects. We have assumed that there have been no material improvements in Seller's assets, financial condition, results of operations, business or prospects since the respective dates of their last financial statements made available to us. We have relied on advice of counsel and independent accountants to Seller as to all legal and financial reporting matters with respect to Seller, the Merger and the Merger Agreement, including the legal status and financial reporting of litigation involving Seller. We have assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. In addition, we have not assumed responsibility for reviewing any individual credit files, or making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of Seller, nor have we been furnished with any such appraisals. You have informed us, and we have assumed, that the Merger will be recorded as a purchase under generally accepted accounting principles. Finally, our opinion is based on economic, monetary and market and other conditions as in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect this opinion, we have not assumed any obligation to update, revise or reaffirm this opinion.

     We have further assumed with your consent that the Merger will be consummated in accordance with the terms described in the Merger Agreement, without any further amendments thereto, and without waiver by Seller of any of the conditions to its obligations thereunder.

     We have acted as financial advisor to Seller in connection with the Merger and will receive a fee for our services, including rendering this opinion, a significant portion of which is contingent upon the consummation of the Merger. In the ordinary course of our business, we actively trade the equity securities of Seller and Buyer of our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. We have also acted as an underwriter in connection with offerings of securities of Seller and performed various investment banking services for Seller.

     Based upon the foregoing and in reliance thereon, it is our opinion as investment bankers that the Consideration to be received by the shareholders of Seller pursuant to the Merger was fair to such shareholders from a financial point of view, as of the date of the Merger Agreement.

                                 Very truly yours,

                                 /s/Nationsbanc Montgomery Securities LLC
                                 ----------------------------------------------
                                 NATIONSBANC MONTGOMERY SECURITIES LLC

                                                                      APPENDIX C

                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE


(section) 262. Appraisal rights

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to (section) 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to (section) 251 (other than a merger effected pursuant to (section) 251(g) of this title), (section) 252, (section) 254, (section) 257, (section) 258, (section) 263 or (section) 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of (section) 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to (section)(section) 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

               a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

               b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

               c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

               d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under (section) 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to (section) 228 or (section) 253 of this title, each consitutent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constitutent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this  section;  provided  that,  if the  notice  is given  on or after  the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                      PROXY

                                VERSATILITY INC.
                       11781 LEE JACKSON MEMORIAL HIGHWAY
                                  SEVENTH FLOOR
                             FAIRFAX, VIRGINIA 22033

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints Paul J. Zoukis and Kenneth T. Nelson or either of them acting individually, as the proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Special Meeting of the stockholders of Versatility Inc., a Delaware corporation ("Versatility"), to be held at The Holiday Inn-Fairfax Oaks, 11787 Lee Jackson Memorial Highway, Fairfax, Virginia 22033, on Wednesday, November 18, 1998 at 10:00 a.m., local time and at any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE MERGER AGREEMENT DESCRIBED HEREIN. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please date and sign your Proxy on the reverse side and return it promptly.

 SEE REVERSE                                                        SEE REVERSE
    SIDE                                                               SIDE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


1.   To  approve  and adopt an  Agreement  and Plan of   FOR   AGAINST   ABSTAIN
     Merger,  dated as of August 20, 1998 (the "Merger
     Agreement"),  by and  among  Versatility,  Oracle
     Corporation,  a  Delware  corporation,   and  AQX   [ ]     [ ]       [ ]
     Acquisition  Corporation,  a Delaware corporation
     ("Acquisition    Sub"),   and   the   merger   of
     Acquisition Sub into Versatility as provided for therein.


2.   In  accordance  with  their  best  judgment,  the
     Proxies are  authorized to transact and vote upon
     such other  business as may properly  come before   [ ]     [ ]       [ ]
     the Special Meeting and any postponement or adjournment thereof.


                                        THE  UNDERSIGNED   HEREBY   ACKNOWLEDGES
                                        RECEIPT OF THE NOTICE OF SPECIAL MEETING
                                        AND PROXY STATEMENT.

                                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT
                                        LEFT [ ]

                                        NOTE:  Please sign this proxy exactly as
                                        name(s)    appear    on    your    stock
                                        certificate.     When     signing     as
                                        attorney-in-fact,              executor,
                                        administrator,   trustee  or   guardian,
                                        please  add your  title as such,  and if
                                        signer  is a  corporation,  please  sign
                                        with  full  corporate  name  by  a  duly
                                        authorized officer or officers and affix
                                        the  corporate  seal.   Where  stock  is
                                        issued in the name of two (2) or more persons, all such persons should sign.

SIGNATURE               DATE             SIGNATURE                DATE
          -----------       ------                -----------         ------
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